Exhibit 10.2

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT No. 3, dated as of October 24, 2014 (this “Amendment No. 3”), is entered into by and among TOYS “R” US-DELAWARE, INC., a Delaware corporation (the “Borrower”), the lenders party hereto (collectively, the “Lenders”; and each individually, a “Lender”), the Guarantors party hereto, BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the Fronting Term B-4 Lender (as defined below).
W I T N E S S E T H
WHEREAS, the Borrower, the lenders party thereto (the “Existing Lenders”), the Administrative Agent, and certain other agents from time to time named therein entered into that certain Amended and Restated Credit Agreement, dated as of August 24, 2010 (as amended by that certain Amendment No. 1 dated as of September 20, 2010, as further amended by that certain Incremental Joinder Agreement dated as of May 24, 2011 (“Joinder #1”), as further amended by that certain Incremental Joinder Agreement No. 2 dated as of April 10, 2012 (“Joinder #2”), as further amended by that certain Amendment No. 2 dated as of April 10, 2012 and as may be further amended, supplemented or otherwise modified from time to time pursuant to the terms thereof, the “Amended and Restated Credit Agreement”) pursuant to which the Existing Lenders made certain loans and certain other extensions of credit to the Borrower;
WHEREAS, pursuant to certain preapproved amendments set forth in Joinder #1 and Joinder #2 and to Section 10.01 of the Amended and Restated Credit Agreement, the Borrower and the Required Lenders may amend the Amended and Restated Credit Agreement and the other Loan Documents as set forth herein to, among other things, (i) create a new tranche of Loans (the “Term B-4 Loans”) in an aggregate principal amount of $1,025,726,000, (ii) permit the prepayment of the Initial Loans (through either a cash prepayment or a cash or cashless roll of Initial Loans into Term B-4 Loans), (iii) add “amend and extend” provisions to the Amended and Restated Credit Agreement, to permit, among other things, certain Term B-2 Lenders and certain Term B-3 Lenders to elect to extend the maturity of their Term B-2 Loans and Term B-3 Loans, respectively, by an exchange into Term B-4 Loans, (iv) provide for the Term B-4 Loans to receive the benefit of the IntermediateCo Unsecured Guarantee, a first priority security interest in the Canadian Pledge and after the Springing Covenant is triggered, a first priority security interest in all of the Specified Real Property, subject to Permitted Liens, Applicable Law and any restrictions or limitations under the applicable deeds, leases or real estate contracts and (v) provide for the other amendments set forth herein (including, without limitation, the amendments to each of the documents set forth in Annex 1 through Annex 6 hereof contemplated by Section 2.1) (collectively, the “Initial Amendments”);
WHEREAS, the Existing Lenders party hereto constituting the Required Lenders as of the date hereof and the Borrower have agreed to the Initial Amendments;
WHEREAS, after giving effect to the Initial Amendments, the Borrower will incur the Term B-4 Loans through (i) the conversion of all or a portion of the Initial Loans of Initial Loan Lenders that elect, by executing a signature page hereto, to convert all or a portion of their Initial

Loans into Term B-4 Loans, (ii) the conversion of a portion, if any, of the Term B-2 Loans and Term B-3 Loans of Term B-2 Lenders and/or Term B-3 Lenders, respectively, that elect, by executing a signature page hereto, to convert all or a portion of their Term B-2 Loans and/or Term B-3 Loans, as applicable, into Term B-4 Loans pursuant to the Pro Rata Extension Offer herein and (iii) the incurrence of additional Term B-4 Loans provided by the Fronting Term B-4 Lender;
WHEREAS, the proceeds of the Term B-4 Loans together with the proceeds of (x) $280 million of term loans under the ABL Credit Agreement incurred on the date hereof (the “FILO Loans”) and (y) revolving loans drawn under the ABL Credit Agreement on or prior to the date hereof (the “ABL Revolving Drawing”) will be used (i) to refinance and/or extend the maturity of all outstanding Initial Loans, (ii) to redeem all (whether through tender offer, defeasance, discharge or otherwise) of the Borrower’s outstanding 7.373% Senior Secured Notes due 2016 (including payment of accrued and unpaid interest, premiums and other amounts due), (iii) to pay costs, fees and expenses in connection therewith and (iv) for general corporate purposes;
WHEREAS, the Term B-4 Lenders party hereto (which for the avoidance of doubt, shall include Existing Lenders that will become Term B-4 Lenders on the date hereof) have agreed to provide the Borrower with Term B-4 Loans (whether through cash or cashless rolls of Initial Loans, the conversion of Term B-2 Loans and/or Term B-3 Loans into Term B-4 Loans or pursuant to providing a Term B-4 Commitment (as defined below) under this Amendment No. 3) on the date hereof, subject to the satisfaction of certain conditions herein;
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1
DEFINITIONS
1.1Certain Definitions. The following terms (whether or not underscored) when used in this Amendment No. 3 shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):
(a)    “Amendment Date” shall mean the first date on which all conditions set forth in Section 7 of this Amendment No. 3 are satisfied, which date was October 24, 2014.
(b)    “Amended Credit Agreement” shall mean the Amended and Restated Credit Agreement as amended by this Amendment No. 3.
(c)    “Term B-4 Joinder Agreement” shall mean the Term B-4 Joinder Agreement attached hereto as Annex 7.
1.2Other Definitions. Unless otherwise defined or the context otherwise requires, capitalized terms for which meanings are not provided herein shall have the meanings ascribed such terms in the Amended and Restated Credit Agreement or the Amended Credit Agreement, as applicable.
SECTION 2
AMENDMENTS
2.1Amendment to Amended and Restated Credit Agreement. Subject to the satisfaction of the applicable closing conditions set forth in Section 7 below, from and after the date such conditions have been satisfied, (i) the changes to the Amended and Restated Credit Agreement shown in the redline attached as Annex 1 shall be effective, (ii)the terms of the Term B-4 Loans set forth in the Term B-4 Joinder Agreement shall be deemed incorporated into the Amended Credit Agreement, (iii) the changes to the ABL Intercreditor Agreement shown in the redline attached hereto as Annex 2 shall be effective, (iv) the changes to the Security Agreement shown in the redline attached hereto as Annex 3 shall be effective, (v) the changes to the Guarantee shown in the redline attached hereto as Annex 4 shall be effective, (vi) the changes to the form of Prepayment Option Notice shown in the redline attached hereto as Annex 5 shall be effective and (vii) Annex 6 hereof shall be Schedule 1.01(b) to the Amended Credit Agreement.
2.2Consent to Amendments. Each Lender hereby consents to the Initial Amendments and acknowledges receipt and approval of, each other document delivered or required to be delivered pursuant to the Amended and Restated Credit Agreement or the other Loan Documents to effect the Initial Amendments contemplated hereby.
2.3Effect of Amendments. Except as modified hereby, all of the terms and provisions of the other Loan Documents remain in full force and effect. To the extent that any conflict may exist between the provisions of this Amendment No. 3 (including any Loan Documents amended in connection herewith) and the provisions of the Amended and Restated Credit Agreement or any other Loan Document, then this Amendment No. 3 (including any Loan Documents amended in connection herewith) shall control.
SECTION 3
TERM B-4 LOANS
3.1Consent. Each Lender hereby consents to the incurrence by the Borrower of the Term B-4 Loans as a new tranche of Loans under the Amended Credit Agreement with the terms and conditions as set forth in the Amended Credit Agreement and the Term B-4 Joinder Agreement. Each Lender that is or will become a Term B-4 Lender hereby waives the notice requirements set forth in Section 2.02 of the Amended and Restated Credit Agreement with respect to any borrowing requests related to the Term B-4 Loans to be incurred on the date hereof.
3.2Funding. Goldman Sachs Lending Partners LLC, as the initial fronting Term B-4 Lender (the “Fronting Term B-4 Lender”), hereby agrees, subject to the conditions set forth herein, to fund Term B-4 Loans in the amount set forth on its signature page to this Amendment No. 3 (the “Term B-4 Commitment”).

3.3Terms. The pricing terms, maturity date, amortization and certain other terms applicable to the Term B-4 Loans will be set forth in the Term B-4 Joinder Agreement and all other terms of the Term B-4 Loans will be set forth in the Loan Documents, as amended on the date hereof.

SECTION 4
INTERMEDIATECO UNSECURED GUARANTEE
4. 1Consent. Each Lender hereby consents to the granting of an unsecured guarantee by IntermediateCo for the benefit of the Term B-4 Lenders pursuant to the IntermediateCo Unsecured Guarantee.
SECTION 5
EXTENSION OFFER
5.1Extension Offer.    After giving effect to the Initial Amendments, pursuant to Section 2.15 of the Amended Credit Agreement, the Borrower hereby offers to each existing Term B-2 Lender and Term B-3 Lender the ability to extend the maturity of such Lender’s Term B-2 Loans and Term B-3 Loans by an exchange into Term B-4 Loans; provided that, in the event that the aggregate principal amount of Term B-2 Loans and Term B-3 Loans which elect to extend into Term B-4 Loans exceeds $380 million, the Term B-2 Loans and Term B-3 Loans which have so elected to be extended, shall be extended on a pro rata basis (subject to rounding requirements as may be established by the Administrative Agent) based on the aggregate principal amount of Term B-2 Loans and Term B-3 Loans that have elected to be extended into Term B-4 Loans until the aggregate amount of Term B-2 Loans and Term B-3 Loans that have been extended into Term B-4 Loans equals $380 million (a “Reallocation”).
5.2Extension. Each Term B-2 Lender and Term B-3 Lender that executes a signature page to this Amendment No.3 and elects to extend all or a portion of its Term B-2 Loans and/or Term B-3 Loans pursuant to a cashless roll of its Loans shall, after giving effect to the incurrence of the Term B-4 Loans, become a Term B-4 Lender under the Amended Credit Agreement and such portion of its Term B-2 Loans and/or Term B-3 Loans, as applicable, which have been extended into Term B-4 Loans shall be considered Term B-4 Loans for all purposes of the Loan Documents. Any Term B-2 Loans and/or Term B-3 Loans which have not been exchanged into Term B-4 Loans (including any Term B-2 Loans and/or Term B-3 Loans which were not permitted to be extended because of a Reallocation) shall continue to be Term B-2 Loans and/or Term B-3 Loans, as applicable, under the Loan Documents after giving effect to this Amendment No. 3.
5.3Waiver. Each Term B-2 Lender and Term B-3 Lender party hereto waives any right to compensation for losses, expenses or liabilities incurred by such Lender in connection with the extension of such Lender’s Term B-2 Loans and/or Term B-3 Loans, as applicable, on the date hereof which it may otherwise be entitled to pursuant to Section 3.05 of the Amended and Restated Credit Agreement.
5.4Interest. The Borrower shall pay all accrued and unpaid interest on the Term B-2 Loans and Term B-3 Loans which are extended into Term B-4 Loans to, but not including the date hereof and such payment shall be made on the date hereof.
SECTION 6
CONVERSION AND REPAYMENT OF INITIAL LOANS
6.1Conversion. Subject to and upon the terms and conditions herein, each Initial Loan Lender who elected a conversion on its signature page hereto, agrees to convert its Initial Loans into Term B-4 Loans as indicated on its signature page hereto.
6.2Interest. The Borrower shall pay all accrued and unpaid interest on the Initial Loans to, but not including, the date hereof and such payment shall be made on the date hereof.
6.3Waiver. Each Initial Lender party hereto waives any right to compensation for losses, expenses or liabilities incurred by such Lender in connection with the prepayment or extension of such Lender’s Loans which it may otherwise be entitled to pursuant to Section 3.05 of the Amended and Restated Credit Agreement. The Administrative Agent and the Initial Loan Lenders party hereto hereby waive the prepayment notice requirements set forth in Section 2.03(f) of the Amended and Restated Credit Agreement with respect to the prepayment of Initial Loans.
SECTION 7
CLOSING CONDITIONS
7.1Conditions Precedent to the Effectiveness of Amendment No. 3. This Amendment No. 3 and the amendments to the other Loan Documents contemplated hereby shall become effective upon (or upon the waiver of such condition):
(a)receipt by the Administrative Agent of this Amendment No. 3, duly executed by the Borrower, the Administrative Agent and the Required Lenders;
(b)receipt by the Administrative Agent of such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment No. 3 and the other Loan Documents to which such Loan Party is a party;
(c)receipt by the Administrative Agent of such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except those jurisdictions where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect;
(d)receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower on behalf of the Borrower certifying that the conditions specified in clauses (g), (h) and (j) below have been satisfied;
(e)all fees and out-of-pocket expenses incurred by the Administrative Agent and Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities LLC, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. (collectively, the “Term B-4 Lead Arrangers”) and required to be paid or reimbursed by the Borrower as separately agreed, including all invoiced fees and expenses of Cahill, Gordon & Reindel LLP, counsel to the Administrative Agent and the Term B-4 Lead Arrangers, shall have been paid or reimbursed, on or prior to the date hereof;
(f)the Administrative Agent shall have received an opinion of (i) Simpson Thacher & Bartlett LLP, (ii) Hunton & Williams LLP, special Virginia counsel to the Loan Parties and (iii) O’Neill & Borges LLC, special Puerto Rico counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;
(g)both immediately before and after giving effect to this Amendment No. 3 (and the incurrence of any Term B-4 Loans on the date hereof), the representations and warranties of the Loan Parties contained in Article V of the Amended and Restated Credit Agreement and in each other Loan Document shall be true and correct in all material respects (provided that any representations and warranties which are qualified by materiality, material adverse effect or similar language shall be true and correct in all respects) on and as of the Amendment Date as though made on such date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (provided that any representations and warranties which are qualified by materiality, material adverse effect or similar language shall be true and correct in all respects) as of such earlier date);
(h)no Default or Event of Default shall exist on the date hereof both before and after giving effect to this Amendment No. 3 and the amendments to the other Loan Documents;
(i)receipt by the Collateral Agent of copies of UCC, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches for Delaware, Virginia and Puerto Rico, as applicable, each of a recent date, the results of which shall not reveal any Liens on the Collateral covered or intended to be covered by the Security Documents (other than Permitted Liens or any other Liens reasonably acceptable to the Collateral Agent); and
(j)the representations and warranties in Section 8.5 of this Amendment No. 3 shall be true and correct in all material respects (provided that any representations and warranties which are qualified by materiality, material adverse effect or similar language shall be true and correct in all respects) as of the date hereof.

7.2Conditions Precedent to the Incurrence of the Term B-4 Loans. The incurrence of the Term B-4 Loans (through a cash or cashless roll, extension of Term B-2 Loans or Term B-3 Loans or otherwise) shall occur upon (or upon the waiver of such condition):
(a)receipt by the Administrative Agent of a Borrowing Notice, relating to the Term B-4 Loans;
(b)receipt by the Administrative Agent of executed counterparts to the Term B-4 Joinder Agreement by each of the Administrative Agent and the Borrower;
(c)receipt by the Administrative Agent of a Note executed by the Borrower in favor of each Term B-4 Lender requesting a Note;
(d)all of the Borrower’s outstanding 7.375% Senior Secured Notes due 2016 shall have been redeemed (whether through tender offer or otherwise) or have been defeased or discharged;
(e)the Borrower shall have incurred, or will incur substantially simultaneously with the incurrence of the Term B-4 Loans, the FILO Loans and the ABL Revolving Drawing;
(f)receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower on behalf of the Borrower certifying that the conditions specified in clauses (h) and (k) below have been satisfied;
(g)the Borrower shall have paid the fees due as set forth in the Term B-4 Joinder Agreement;
(h)no Default or Event of Default shall exist on the date hereof both before and after giving effect to the incurrence of the Term B-4 Loans, the FILO Loans, the ABL Revolving Drawing and the use of proceeds therefrom;
(i)receipt by the Administrative Agent of the IntermediateCo Unsecured Guarantee executed by the Administrative Agent and IntermediateCo;
(j)the effectiveness of this Amendment No. 3 and the other Loan Documents amended on the date hereof;
(k)the representations and warranties in Section 8.5 of this Amendment No. 3 shall be true and correct in all material respects (provided that any representations and warranties which are qualified by materiality, material adverse effect or similar language shall be true and correct in all respects) as of the date hereof;
(l)the payment of all accrued and unpaid interest on the Term B-2 Loans and Term B-3 Loans which are extended into Term B-4 Loans to, but not including the date hereof; and
(m)the repayment of any Initial Loans not converted into Term B-4 Loans, including accrued and unpaid interest, if any, thereof.

SECTION 8
MISCELLANEOUS
8.1Amended Terms. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Amended and Restated Credit Agreement as amended by this Amendment No. 3. The term “Security Agreement” as used in each of the Loan Documents shall hereafter mean the Security Agreement as amended by this Amendment No. 3. The term “Guarantee” as used in each of the Loan Documents shall hereafter mean the Guarantee as amended by this Amendment No. 3. The term “Prepayment Option Notice” as used in each of the Loan Documents shall hereafter mean the Prepayment Option Notice as amended by this Amendment No. 3. Except as specifically amended hereby or otherwise agreed, each of the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their respective terms.
8.2Loan Document. This Amendment No. 3, the Term B-4 Joinder Agreement and each Loan Document amended in connection herewith shall constitute a Loan Document under the terms of the Amended Credit Agreement and shall be subject to the terms and conditions thereof (including, without limitation, Sections 10.14 and 10.15 of the Amended Credit Agreement).
8.3Entirety. This Amendment No. 3 and the other Loan Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
8.4Counterparts. This Amendment No. 3 may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment No. 3 by facsimile or electronic mail shall be effective as an original and shall constitute a representation that an original shall be delivered.
8.5Representations and Warranties.
(a)By its execution of this Amendment No. 3, the Borrower and each other Loan Party hereby certifies that:
(i)this Amendment No. 3 and all the other Loan Documents executed on the date hereof have been duly authorized by all necessary corporate, membership, partnership or other necessary action and has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(ii)the execution, delivery and performance of this Amendment No. 3 and the other Loan Documents executed in connection herewith (a) have been duly authorized by its requisite corporate or other organizational and, if required, stockholder or member action and (b) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as (i) have been obtained or made and are in full force and effect, or (ii) the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, (c) will not violate any Applicable Law or the Charter Documents of any Loan Party, except to the extent that such violation would not reasonably be expected to result in a Material Adverse Effect, (d) will not violate or result in a default under the Amended and Restated Credit Agreement, any indenture, agreement, instrument or other evidence of Material Indebtedness, except to the extent that such violation or default would not reasonably be expected to result in a Material Adverse Effect and (e) will not result in the creation or imposition of any Lien on any asset of any Loan Party (other than Permitted Liens or as contemplated hereby).
(b)Each Loan Party hereby represents and warrants that both immediately before and after giving effect to this Amendment No. 3 and the incurrence of any Term B-4 Loans on the date hereof the representations and warranties contained in the Amended and Restated Credit Agreement and in each other Loan Document are true and correct in all material respects (provided that any representations and warranties which are qualified by materiality, material adverse effect or similar language shall be true and correct in all respects) on and as of the date hereof as though made on the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (provided that any representations and warranties which are qualified by materiality, material adverse effect or similar language shall be true and correct in all respects) as of such earlier date.
8.6Term B-4 Lead Arrangers. For purposes of this Amendment No. 3, the Term B-4 Lead Arrangers shall receive the benefit of Section 10.19 of the Amended Credit Agreement mutatis mutandis.
8.7Loan Party Acknowledgments.
(a)Each Loan Party hereby (i) expressly acknowledges the terms of the Amended Credit Agreement, (ii) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by the undersigned, (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect and (iv) agrees that each Security Document secures all Obligations of the Guarantors in accordance with the terms thereof.
(b)Each Loan Party hereby reaffirms, as of the Amendment Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment No. 3 and the transactions contemplated thereby, and (ii) its guarantee of payment of the Secured Obligations pursuant to the Guarantee and its grant of Liens on the Collateral to secure the Secured Obligations.

(c)Each Loan Party further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects.
8.8Loss of FATCA Grandfathering.
Solely for purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of this Amendment No. 3, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans (including the Term B-2 Loans and the Term B-3 Loans) as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
8.9GOVERNING LAW. THIS AMENDMENT NO. 3 AND ALL ACTIONS ARISING UNDER THIS AMENDMENT NO. 3 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment No. 3 to be duly executed and delivered as of the date first above written.

TOYS “R” US-DELAWARE, INC., as Borrower

By:	/s/ Chetan Bhandari
Name:	Chetan Bhandari
Title:	Senior Vice President – Corporate Finance and Treasurer

TRU-SVC, LLC, as Guarantor

By:	TOYS “R” US-DELAWARE, INC., its sole member

By:	/s/ Chetan Bhandari
Name:	Chetan Bhandari
Title:	Senior Vice President – Corporate Finance and Treasurer

TOYS ACQUISITION, LLC, as Guarantor

By:	/s/ Chetan Bhandari
Name:	Chetan Bhandari
Title:	Senior Vice President – Corporate Finance and Treasurer

TRU OF PUERTO RICO, INC., as Guarantor

By:	/s/ Chetan Bhandari
Name:	Chetan Bhandari
Title:	Senior Vice President – Corporate Finance and Treasurer

GEOFFREY HOLDINGS, LLC, as Guarantor

By:	TOYS “R” US-DELAWARE, INC., its sole member

By:	/s/ Chetan Bhandari
Name:	Chetan Bhandari
Title:	Senior Vice President – Corporate Finance and Treasurer

GEOFFREY, LLC, as Guarantor

By:	/s/ Chetan Bhandari
Name:	Chetan Bhandari
Title:	Senior Vice President – Corporate Finance and Treasurer

GEOFFREY INTERNATIONAL, LLC, as Guarantor

By:	GEOFFREY, LLC, its sole member

By:	/s/ Chetan Bhandari
Name:	Chetan Bhandari
Title:	Senior Vice President – Corporate Finance and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kelly Weaver
Name:	Kelly Weaver
Title:	Assistant Vice President

[Additional Lender Signatures On File With Administrative Agent]

ANNEX 1
[SEE ATTACHED]

Annex 1

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of August 24, 2010

among

TOYS “R” US-DELAWARE, INC.,
as Borrower,

and

BANK OF AMERICA, N.A.,
as Administrative Agent and as Collateral Agent,~~,~~GOLDMAN SACHS CREDIT PARTNERS L.P.~~.~~
and
JPMORGAN CHASE BANK, N.A.~~.~~,
as Syndication Agents,

The Lenders Party Hereto,

CREDIT SUISSE SECURITIES (USA) LLC
and WELLS FARGO BANK, N.A.,
as Documentation Agents,

BANC OF AMERICA SECURITIES LLC,
J.P. MORGAN SECURITIES INC.
and
GOLDMAN SACHS LENDING PARTNERS LLC,
as Joint Lead Arrangers,

and

BANC OF AMERICA SECURITIES LLC,
J.P. MORGAN SECURITIES INC.,
WELLS FARGO SECURITIES, LLC,
GOLDMAN SACHS LENDING PARTNERS LLC,
CREDIT SUISSE SECURITIES (USA) LLC,
CITIGROUP GLOBAL MARKETS INC.
and
DEUTSCHE BANK SECURITIES INC.,
as Joint Bookrunning Managers
CAHILL GORDON & REINDEL LLP
80 Pine Street
New York, New York 10005

TABLE OF CONTENTS

Page
ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

1.01	Defined Terms	2
1.02	Other Interpretive Provisions	~~40~~41
1.03	Accounting Terms	~~41~~42
1.04	Times of Day	~~41~~42
1.05	Resolution of Drafting Ambiguities	~~41~~42
1.06	Currency Equivalents Generally	~~41~~42

ARTICLE II

THE COMMITMENTS AND BORROWING OF LOANS

2.01	Loans	~~42~~43
2.02	Borrowings, Conversions and Continuations of Loans	~~42~~43
2.03	Prepayments	~~43~~44
2.04	Termination of Commitments	~~46~~49
2.05	Repayment of Loans	~~46~~49
2.06	Interest	~~47~~50
2.07	Fees	~~48~~51
2.08	Computation of Interest and Fees	~~48~~51
2.09	Evidence of Indebtedness	~~48~~51
2.10	Payments Generally; Administrative Agent’s Clawback	~~49~~52
2.11	Sharing of Payments by Lenders	~~50~~53
2.12	Incremental Facilities	~~51~~54
2.13	Defaulting Lenders	~~53~~55
2.14	Refinancing Amendments	56
2.15	Extension Offers	56

ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY

3.01	Taxes	~~53~~58
3.02	Change in Legality	~~57~~61
3.03	Alternate Rate of Interest for Loans	~~57~~61
3.04	Increased Costs; Reserves on Eurodollar Rate Loans	~~58~~61
3.05	Compensation for Losses	~~59~~62
3.06	Mitigation Obligations; Replacement of Lenders	~~59~~63
3.07	Survival	~~60~~63

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Page
ARTICLE IV

CONDITIONS PRECEDENT TO LOANS

4.01	Conditions of Loans	~~60~~63

ARTICLE V

REPRESENTATIONS AND WARRANTIES

5.01	Organization; Powers	~~62~~65
5.02	Authorization; Enforceability	~~62~~66
5.03	Governmental Approvals; No Conflicts	~~63~~66
5.04	Financial Condition	~~63~~66
5.05	Properties	~~63~~66
5.06	Litigation and Environmental Matters	~~63~~66
5.07	Compliance with Laws and Agreements	~~64~~67
5.08	Investment and Holding Company Status	~~64~~67
5.09	Taxes	~~64~~67
5.10	ERISA	~~64~~67
5.11	Disclosure	~~65~~68
5.12	Subsidiaries	~~65~~68
5.13	Insurance	~~65~~68
5.14	Labor Matters	~~65~~68
5.15	Federal Reserve Regulations	~~65~~68
5.16	Solvency	~~66~~69
5.17	Use of Proceeds	~~66~~69
5.18	Intellectual Property Matters	~~66~~69
5.19	Security Documents	~~66~~69
5.20	Anti-Terrorism Law	~~67~~70

ARTICLE VI

AFFIRMATIVE COVENANTS

6.01	Financial Statements and Other Information	~~68~~71
6.02	Notices of Material Events	~~71~~73
6.03	Existence; Conduct of Business	~~71~~73
6.04	Payment of Obligations	~~71~~73
6.05	Maintenance of Properties	~~71~~74
6.06	Insurance	~~72~~74
6.07	Books and Records; Inspection Rights; Accountants	~~73~~74
6.08	Compliance with Laws	~~73~~74
6.09	Use of Proceeds	~~73~~75
6.10	Additional Collateral; Additional Guarantors	~~73~~; Additional Covenants 75
6.11	Security Interests; Further Assurances	~~74~~78
6.12	Information Regarding Collateral	~~74~~79

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~~6.13~~	~~Interest Rate Protection~~	~~75~~
ARTICLE VII

NEGATIVE COVENANTS

7.01	Liens	~~75~~79
7.02	Investments	~~78~~83
7.03	Indebtedness and Disqualified Capital Stock	~~80~~84
7.04	Fundamental Changes	~~83~~87
7.05	Asset Sales	~~83~~88
7.06	Restricted Payments	~~85~~89
7.07	Transactions with Affiliates	~~86~~90
7.08	Sales and Leasebacks	~~87~~91
7.09	Clauses Restricting Subsidiary Distributions	~~87~~91
7.10	Use of Proceeds	~~88~~92
7.11	Modifications of Charter Documents and Other Documents, Etc.	~~88~~93
7.12	Fiscal Year	~~89~~93
7.13	Anti-Terrorism Law; Anti-Money Laundering	~~89~~93
7.14	Embargoed Person	~~89~~93
7.15	No Further Negative Pledge	~~89~~94

ARTICLE VIII

EVENTS OF DEFAULT AND REMEDIES

8.01	Events of Default	~~90~~94
8.02	Remedies upon Event of Default	~~92~~96
8.03	Application of Funds	~~93~~97

ARTICLE IX

AGENTS

9.01	Appointment and Authority	~~93~~97
9.02	Rights as a Lender	~~94~~98
9.03	Exculpatory Provisions	~~94~~98
9.04	Reliance by the Administrative Agent	~~95~~99
9.05	Delegation of Duties	~~95~~99
9.06	Resignation of the Administrative Agent	~~95~~99
9.07	Non-Reliance on the Agents and Other Lenders	~~96~~100
9.08	No Other Duties, Etc.	~~96~~100
9.09	Administrative Agent May File Proofs of Claim	~~96~~100
9.10	Collateral and Guarantee Matters	~~97~~101
9.11	Withholding Tax	~~98~~102

ARTICLE X

MISCELLANEOUS

10.01	Amendments, Etc.	~~98~~102
10.02	Notices; Effectiveness; Electronic Communication	~~100~~104
10.03	No Waiver; Cumulative Remedies	~~102~~106

-iii-

10.04	Expenses; Indemnity; Damage Waiver	~~103~~106
10.05	Payments Set Aside	~~104~~108
10.06	Successors and Assigns	~~105~~108
10.07	Treatment of Certain Information; Confidentiality	~~110~~113
10.08	Right of Setoff	~~111~~114
10.09	Interest Rate Limitation	~~112~~114
10.10	Counterparts; Integration; Effectiveness	~~112~~114
10.11	Survival of Representations and Warranties	~~112~~115
10.12	Severability	~~113~~115
10.13	Replacement of Lenders	~~113~~115
10.14	Governing Law, Jurisdiction; Etc.	~~113~~116
10.15	Waiver of Jury Trial	~~114~~117
10.16	USA PATRIOT Act Notice	~~115~~117
10.17	Intercreditor Agreements	~~115~~117
10.18	Affiliated Lenders	~~115~~117
10.19	No Advisory or Fiduciary Responsibility	~~116~~118
10.20	Electronic Execution of Assignments and Certain Other Documents	~~116~~118
10.21	IntermediateCo Unsecured Guarantee	119
10.22	Incremental Joinder Covenants and Agreements.	119

SIGNATURES		S-1

SCHEDULES

1.01	Specified Holdings Indebtedness
1.01(b)	Specified Real Property
1.02	~~Non-~~Material Subsidiaries
1.03	Propco Subsidiaries
2.01	Commitments
5.01	Organization Information
5.06(a)	Disclosed Matters
5.06(b)	Environmental Matters
5.12	Subsidiaries; Joint Ventures; Assessable Equity Interests
5.13	Insurance
5.14	Collective Bargaining Agreements
6.01(a)	Business Segment Reporting Requirements
7.01(g)	Existing Liens
7.02(i)	Existing Investments
7.03(c)	Existing Indebtedness
7.07	Transactions with Affiliates
10.02	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS
Exhibit A-1	Form of Borrowing or Conversion Notice
Exhibit A-2	Form of Prepayment Notice
Exhibit B	Form of Note
Exhibit C	Form of Assignment and Assumption
Exhibit D	Form of Guarantee
Exhibit E-1	Form of Opinion of Simpson Thacher & Bartlett LLP

-iv-

Exhibit E-2	Form of Opinion of Hunton & Williams LLP
Exhibit F	Form of Perfection Certificate
Exhibit H	[Reserved]
~~Exhibit H-1~~	~~Form of ABL Intercreditor Agreement~~
~~Exhibit H-2~~	~~Form of Non-ABL Intercreditor Agreement~~
Exhibit I	Form of Intellectual Property Security Agreement
Exhibit J	Form of Joinder Agreement
Exhibit K	Form of Prepayment Option Notice
Exhibit L	[Reserved]
Exhibit M	United States Tax Compliance Certificate
Exhibit N	Loan Auction Procedures
Exhibit O	Form of Leverage/Prepayment Certificate
Exhibit P	Form of Security Agreement

-v-

AMENDED AND RESTATED CREDIT AGREEMENT
AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of August 24, 2010, among TOYS “R” US-DELAWARE, INC., a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as administrative agent for the Lenders (together with its permitted successors and assigns in such capacity, the “Administrative Agent”), GOLDMAN SACHS CREDIT PARTNERS, L.P. and JPMORGAN CHASE BANK, N.A., as syndication agents (the “Syndication Agents”), BANK OF AMERICA, N.A., as collateral agent for the ~~Lenders (~~Secured Parties (together with its permitted successors and assigns in such capacity, the “Collateral Agent”), CREDIT SUISSE SECURITIES (USA) LLC and WELLS FARGO SECURITIES, LLC, as documentation agents (the “Documentation Agents”), BANC OF AMERICA SECURITIES LLC (“BAS”), J.P. MORGAN SECURITIES INC. and GOLDMAN SACHS LENDING PARTNERS LLC, as joint lead arrangers (“Lead Arrangers”) and BAS, J.P. MORGAN SECURITIES INC., WELLS FARGO SECURITIES, LLC, GOLDMAN SACHS LENDING PARTNERS LLC, CREDIT SUISSE SECURITIES (USA) LLC, CITIGROUP GLOBAL MARKETS INC. and DEUTSCHE BANK SECURITIES INC., as joint bookrunning managers (in such capacity, the “Joint Book Managers”; and together with the Lead Arrangers, the “Arrangers”).
WHEREAS, the Borrower, certain lenders party thereto (the “Existing Lenders”), Banc of America Bridge LLC, as administrative agent, Deutsche Bank Securities Inc., as syndication agent, Citicorp North America, Inc., as collateral agent, Banc of America Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers, and certain other agents and lenders named therein entered into that certain Credit Agreement, dated as of July 19, 2006 (the “Existing Credit Agreement”) (as amended from time to time pursuant to the terms thereof), pursuant to which the Existing Lenders made certain loans and certain other extensions of credit to the Borrower;
WHEREAS, the Obligations (as defined in the Existing Credit Agreement, hereinafter the “Existing Obligations”) of the Borrower and the other Loan Parties under the Existing Credit Agreement, the Security Documents (as defined in the Existing Credit Agreement, such Security Documents hereinafter the “Existing Security Documents”) and the Guarantees (as defined in the Existing Credit Agreement, such Guarantees hereinafter the “Existing Guarantees”) are secured by certain collateral (hereinafter the “Existing Collateral”) and are guaranteed or supported or otherwise benefited by the Existing Security Documents and the Existing Guarantees;
WHEREAS, immediately prior to the Restatement Date, Loans (as defined in the Existing Credit Agreement) in the aggregate principal amount of $800,000,000 were outstanding under the Existing Credit Agreement (the “Existing Loans”);
WHEREAS, the parties hereto wish to amend and restate the Existing Credit Agreement in its entirety to allow for transactions (collectively, the “Amendment Transactions”) which (a) provide for new term loans (the “Initial Loans”) to the Borrower in an aggregate principal amount of $700,000,000, (b) provide for the issuance of a new series of senior secured notes of the Borrower (as amended, refinanced or replaced from time to time, the “Secured Notes”) to be secured by the Collateral on a pari passu basis with the Loans hereunder and (c) repay in full all obligations outstanding under the Existing Credit Agreement and the Borrower’s existing Unsecured Term Loan Agreement (clauses (a), (b) and (c), collectively, the “Refinancing”) in each case, on and subject to the terms and conditions of this Agreement;
WHEREAS, the parties hereto intend that (a) the Existing Obligations which remain unpaid and outstanding as of the Restatement Date shall continue to exist under this Agreement on the terms set forth herein and (b) the Existing Security Documents and Existing Guarantees shall continue to secure, guarantee, support and otherwise benefit the Existing Obligations as well as the other Obligations of the Borrower and the other Loan Parties under this Agreement and the other Loan Documents; and
WHEREAS, (a) this Agreement shall be deemed to amend, restate and supersede the Existing Credit Agreement, except that (1) the grants of security interests and Liens under and pursuant to the Existing Security Documents shall continue unaltered, and each other Existing Security Document shall continue in full force and effect in accordance with its terms, and the parties hereto hereby ratify and confirm the terms thereof as being in full force and effect and unaltered by this Agreement except to the extent expressly amended or modified by amendments thereto entered into in connection with the Amendment Transactions to provide for, among other things, the Secured Notes, and (2) all schedules, appendices and exhibits to the Existing Credit Agreement shall be incorporated by reference herein, mutatis mutandis, except for, and to the extent expressly amended and restated in connection herewith; (b) all Existing Obligations (including all indemnities) under the Existing Credit Agreement and the other Loan Documents shall continue to be outstanding except as expressly modified by this Agreement and shall be governed in all respects by this Agreement and the other Loan Documents; and (c) all references to the Existing Credit Agreement in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to this Agreement and the provisions hereof.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows and, accordingly, the parties hereto agree as follows:
ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS
1.01     Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:
“2011 Notes” has the meaning assigned to such term in the definition of “Indentures.”
“2013 Notes” has the meaning assigned to such term in the definition of “Indentures.”
“2017 Notes” has the meaning assigned to such term in the definition of “Indentures.”
“2018 Notes” has the meaning assigned to such term in the definition of “Indentures.”
“2021 Debentures” has the meaning assigned to such term in the definition of “Indentures.”
“ABL Collateral Agent” means Bank of America, N.A., in its capacity as administrative agent under the ABL Credit Agreement.
“ABL Credit Agreement” means (a) that certain asset-based credit agreement as amended and restated as of ~~August 10~~March 21, ~~2010~~2014 (as amended, modified or otherwise supplemented) among Toys “R” Us-Delaware, Inc., as lead borrower for the borrowers named therein, the lenders party thereto, Bank of America, N.A., as administrative agent, Bank of America, N.A. (acting through its Canada branch), as Canadian agent, Bank of America, N.A. and Wells Fargo Retail Finance LLC, as co-collateral agents, and the other agents and arrangers party thereto, and (b) one or more other credit agreements, loan agreements, note agreements, promissory notes, indentures or other agreements or instruments evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, increase or refinance in whole or in part the indebtedness and other obligations outstanding under

(x) the agreement referred to in clause (a) or (y) any subsequent ABL Credit Agreement, unless such agreement or instrument expressly provides that it is not intended to be and is not an ABL Credit Agreement hereunder, in all cases under clause (a) and/or (b) above, as amended, restated, supplemented, waived or modified from time to time to the extent permitted by this Agreement.
“ABL Credit Agreement Documents” means (a) the ABL Credit Agreement and (b) the other Loan Documents (as defined in the ABL Credit Agreement or any similar term used in any subsequent ABL Credit Agreement referred to in clause (b) of the definition thereof), including each mortgage and other security documents, guarantees, letter of credit documents and the notes issued thereunder, each as amended, restated, supplemented, waived or modified from time to time to the extent permitted by this Agreement.
“ABL Credit Agreement Obligations” means the “ABL Obligations” as defined in the ABL Intercreditor Agreement.
~~“ABL Credit Agreement Obligations” means the “ABL Obligations” as defined in the ABL Intercreditor Agreement.~~
“ABL Intercreditor Agreement” has the meaning assigned to such term in the definition of “Intercreditor Agreements.”
“ABL Priority Collateral” has the meaning assigned to the term “ABL Collateral” in the ABL Intercreditor Agreement.
“Administrative Agent” has the meaning assigned to such term in the preamble hereto.
“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Affiliate” means, with respect to a specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Affiliated Debt Fund” means any investment fund managed or advised by Affiliates of the Sponsors that is a bona fide debt fund that extends credit or buys loans or debt securities as part of its ordinary course of business.
“Affiliated Lender” means a Sponsor or any Affiliate thereof that is not an Affiliated Debt Fund.
“Agent Party” has the meaning assigned to such term in Section 10.02(c).
“Agents” means the Administrative Agent, the Collateral Agent, the Syndication Agents, the Documentation Agents and the Arrangers; and “Agent” shall mean any of them.
“Aggregate Commitments” means the Commitments of all the Lenders. As of the Restatement Date, the Aggregate Commitments total $700.0 million.

“Agreement” has the meaning assigned to such term in the preamble hereto.
“Agreement Value” means, for each Hedge Agreement, on any date of determination, an amount determined by the Administrative Agent in its reasonable discretion equal to:
(a)    in the case of a Hedge Agreement documented pursuant to the ISDA Master Agreement, the amount, if any, that would be payable by any Loan Party to its counterparty to such Hedge Agreement, if (i) such Hedge Agreement was being terminated early on such date of determination, (ii) such Loan Party was the sole “Affected Party” (as therein defined) and (iii) the Administrative Agent was the sole party determining such payment amount (with the Administrative Agent making such determination pursuant to the provisions of the form of ISDA Master Agreement);
(b)    in the case of a Hedge Agreement traded on an exchange, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Loan Party which is party to such Hedge Agreement, determined by the Administrative Agent based on the settlement price of such Hedge Agreement on such date of determination; or
(c)    in all other cases, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to the Loan Party that is party to such Hedge Agreement determined by the Administrative Agent as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Loan Party exceeds (ii) the present value of the future cash flows to be received by such Loan Party, in each case pursuant to such Hedge Agreement.
“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of September 20, 2010, among the Borrower, the Lenders party thereto and Bank of America, as Administrative Agent.
“Amendment No. 2” means Amendment No. 2 to this Agreement, dated as of April 10, 2012, among the Borrower, the Lenders party thereto and Bank of America, as Administrative Agent.
“Amendment No. 2 Effective Date” means April 10, 2012.
“Amendment No. 3” means Amendment No. 3 to this Agreement, dated as of October 24, 2014, among the Borrower, the Lenders party thereto and Bank of America, as Administrative Agent.
“Amendment No. 3 Effective Date” means October 24, 2014.
“Amendment Transactions” has the meaning assigned to such term in the recitals hereto.
“Anti-Terrorism Laws” has the meaning assigned to such term in Section 5.20.
“Applicable Law” means as to any Person: (a) all laws, statutes, rules, regulations, orders, codes, ordinances or other requirements having the force of law; and (b) all court orders, decrees, judgments, injunctions, notices, binding agreements and/or rulings, in each case of or by any Governmental Authority which has jurisdiction over such Person, or any property of such Person.
“Applicable ~~Percentage”~~Premium” shall mean~~s~~, with respect to any ~~Lender at any time, the percentage (carried out to the ninth decimal place) of all Loans represented by the principal amount of such Lender’s Loans at such time, subject to adjustment as provided in Section 2.13.~~prepayment of the Term B-4 Loans in accordance with Section 2.03(h) prior to the one and one-half year anniversary of the Term B-4 Closing Date, the present value at such date of prepayment of (i) the prepayment premium of such Term B-4 Loans that would be payable on the one and one-half year anniversary of the Term B-4 Closing Date plus (ii) all interest that would accrue on such Term B-4 Loans from such date of prepayment to the one and one-half year anniversary of the Term B-4 Closing Date (excluding accrued but unpaid interest to the prepayment date), calculated assuming a 360-day year consisting of twelve 30-day months and that the rate of interest on the Term B-4 Loans from the date of prepayment through the one and one-half year anniversary of the Term B-4 Closing Date will equal the rate of interest on the Term B-4 Loans in effect on the date on which the applicable notice of prepayment is given, computed using a discount rate equal to the Treasury Rate as of such prepayment date, plus 50 basis points.
“Applicable Rate” means:
~~“Applicable Rate” means~~(x)    with respect to the Loans (other than any New Loans) (i) from the Restatement Date to the date on which the Administrative Agent receives a Leverage/Prepayment Certificate pursuant to Section 6.01(g) for the fiscal quarter ending October 30, 2010, 3.50% per annum for Base Rate Loans and 4.50% per annum for Eurodollar Rate Loans and (ii) thereafter, the applicable percentage per annum set forth below determined by reference to the Total Leverage Ratio as set forth in the most recent Leverage/Prepayment Certificate received by the Administrative Agent pursuant to Section 6.01(g):

Pricing Level	Total Leverage Ratio	Eurodollar Rate	Base Rate
1	≤ 1.75:~~1~~1.00	4.25%	3.25%
2	> 1.75:~~1~~1.00	4.50%	3.50%
Any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Leverage/Prepayment Certificate is delivered pursuant to Section 6.01(g); provided, however, that if a Leverage/Prepayment Certificate is not delivered when due in accordance with such Section, then, upon the request of the Lenders, Pricing Level 2 shall apply in respect of the Loans~~.~~;
(y)    with respect to the New Loans, the Applicable Rate set forth in the applicable Joinder Agreement pursuant to Section 2.12; and
(z)    with respect to the Term B-4 Loans, the Applicable Rate set forth in the Term B-4 Joinder.
“Applicable Subsidiaries” has the meaning assigned to such term in the definition “Net Cash Proceeds.”
“Appraisal” means an appraisal of Real Property by Cushman & Wakefield or another third party appraisal firm selected by the Borrower and reasonably satisfactory to the Administrative Agent.
“Appraised Value” means the value of any Real Property, or a group of Real Properties, as determined by an Appraisal (i) with respect to stores, based on market rents or (ii) with respect to other Real Property, based on appraised fair market value.
“Approved Fund” means any Fund that is managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that manages a Lender.

“Arrangers” has the meaning assigned to such term in the preamble hereto.
“Asset Sale” means any conveyance, sale, lease (as lessor), transfer (other than in connection with a granting of a Lien permitted hereunder) or other voluntary disposition (but excluding any Restricted Payment) (including by way of merger or consolidation and including any sale and leaseback transaction) of any property or assets (including, for the avoidance of doubt, any sale of any Equity Interests of any Subsidiary of a Loan Party other than any Propco Subsidiary), excluding:
(i)    sales of inventory in the ordinary course of business or pursuant to any going-out-of-business sale;
(ii)    any use or dispositions of cash and Cash Equivalents by any Loan Party or any of its Subsidiaries (other than a Special Refinancing Subsidiary);
(iii)    any casualty or property losses covered by insurance or condemnation proceeds by a Governmental Authority;
(iv)    subject to the Lenders’ security interests therein, any licensing, sublicensing, settlement of claims or entering into co-existence agreements with respect to intellectual property in the ordinary course of business and consistent with past practice; and
(v)    any transaction permitted by Section 7.05 (other than transactions permitted by Sections 7.05(h), (l) and (n) and, to the extent relating to a lease that is required to be capitalized on the lessor’s financial statements prepared in accordance with GAAP, Section 7.05(g);
to any Person other than a Loan Party; provided that (x) sales of assets other than Real Property for an aggregate consideration of $5.0 million or less with respect to any individual transaction or series of related transactions shall not constitute an “Asset Sale~~.”~~” and (y) sales of assets in respect of Real Property for an aggregate consideration of $2.5 million or less with respect to any individual transaction or series of related transactions (“De Minimis Real Property Asset Sale”) shall not constitute an “Asset Sale”; provided that, if the total amount of De Minimis Real Property Asset Sales exceeds $25 million in the aggregate, then sales of assets in respect of Real Property thereafter (other than a sale of Real Property for a consideration of $1.0 million or less) will be considered “Asset Sales”.
“Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Agents, in substantially the form of Exhibit C or any other form approved by the Agents.
“Attributable Indebtedness” means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any synthetic lease obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

“Available Amount” means as at any date, the sum of, without duplication:
(a)    the aggregate cumulative amount, not less than zero, of 50% of Consolidated Net Income for each Fiscal Year beginning with the fiscal quarter ending August 2, 2009 and ending as of the most recent period for which quarterly financial statements have been delivered pursuant to Section 6.01 hereof;
(b)    the Net Cash Proceeds received after the Restatement Date and on or prior to such date from any equity issuance (other than Disqualified Capital Stock) by, the Borrower; and
(c)    the amount received by the Borrower or any Subsidiary Guarantor in cash after the Restatement Date from any dividend or other distribution by any Subsidiary, joint venture or minority Investment that, in each case, is not otherwise already included in the calculation of Consolidated Net Income.
in each case, that has not been previously or concurrently applied pursuant to Section 7.02(h), 7.02(q) or 7.06(g).
“Bank of America” means Bank of America, N.A. and its successors.
“Bankruptcy Code” means Title 11, U.S.C., as now or hereafter in effect, or any successor thereto.
“BAS” has the meaning assigned to such term in the preamble hereto.
“Base Rate” means, for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus ½ of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its “prime rate” and (c) the Eurodollar Rate for interest periods of one month plus 1.00%. The “prime rate” is a rate set by the Administrative Agent based upon various factors including the Administrative Agent’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change.
“Base Rate Loan” means a Loan that bears interest based on the Base Rate; provided that with respect to Term B-4 Loans, a Base Rate Loan means a Term B-4 Loan that bears interest at a rate based on the Base Rate as set forth in the Term B-4 Joinder.
“Board” means the Board of Governors of the Federal Reserve System of the United States of America.
“Borrower” has the meaning assigned to such term in the preamble hereto.
“Borrower Materials” has the meaning assigned to such term in Section 6.01.
“Borrowing” means a borrowing consisting of Loans of the same Type and, in the case of Eurodollar Rate Loans, having the same Interest Period.
“Borrowing or Conversion Notice” means a notice of (a) a borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a),

which, if in writing, shall be executed by the Borrower and substantially in the form of Exhibit A-1~~.~~ or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to any Eurodollar Rate Loan, means any such day that is also a London Banking Day.
“Canadian Pledge” means the pledge of 65% of the voting Equity Interests and 100% of the non-voting Equity Interests of Toys “R” Us (Canada) Ltd. Toys “R” Us (Canada) Ltee and related stock certificates, dividends, distributions, rights and proceeds of the foregoing pursuant to the Security Agreement.
“Capital Lease Obligations” means, as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP; for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP consistently applied with the principles existing on the Restatement Date.
“Cash Equivalents” means, as to any Person, (a) securities issued, or directly, unconditionally and fully guaranteed or insured, by the United States, Canada or any agency or instrumentality thereof (provided that the full faith and credit of the United States or Canada is pledged in support thereof) or any state or state agency thereof having maturities of not more than one year from the date of acquisition by such Person; (b) time deposits, banker’s acceptances and certificates of deposit of any Lender or any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia (or Canada or any province thereof) having, capital and surplus aggregating in excess of $500.0 million with maturities of not more than one year from the date of acquisition by such Person; (c) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in subsection (a) above (without regard to the limitation on maturity contained in such clause) and entered into with any financial institution meeting the qualifications specified in subsection (b) above or with any primary dealer, which repurchase obligations are secured by a valid perfected security interest in the underlying securities; (d) commercial paper rated at least A‑1 or the equivalent thereof by S&P or at least P‑1 or the equivalent thereof by Moody’s and in each case maturing not more than one year after the date of acquisition by such Person; (e) investments in money market or mutual funds substantially all of whose assets are comprised of securities of the types described in subsections (a) through (d) above; (f) in the case of Foreign Subsidiaries, Investments made locally of a type comparable to those described in subsections (a)-(e) of this definition; and (g) demand deposit accounts maintained in the ordinary course of business.
“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. § 9601 et seq.
“Certain Holdings Indebtedness” means, collectively, the Indebtedness represented by the Indentures.
“Change in Law” means the occurrence, after the Amendment No. 3 Effective ~~d~~Date ~~of this Agreement~~, of any of the following: (a) the adoption of any law, rule or regulation, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority~~.~~; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to have gone into effect after the Amendment No. 3 Effective Date regardless of the date enacted, adopted or issued and shall be included as a Change in Law but only to the extent a Lender is imposing applicable increased costs or costs in connection with capital adequacy requirements generally on other borrowers of loans under United States credit facilities.
“Change of Control” means
(a)    Holdings at any time ceases to directly own 100% of the Equity Interests of the Borrower;
(b)    the sale, lease, transfer or other conveyance, in one or a series of related transactions, of all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, to any Person other than a Permitted Holder;
(c)    the Borrower becomes aware of (by way of a report or any other filing pursuant to Section 13(d) of the Exchange Act, proxy, vote, written notice or otherwise) the acquisition by any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than the Permitted Holders, in a single transaction or in a related series of transactions, by way of merger, consolidation or other business combination or purchase of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision), of 50% or more of the total voting power of the Voting Stock of the Borrower or Holdings; or
(d)    occupation of a majority of the non-vacant seats on the board of directors (or other body exercising similar management authority) of Holdings by Persons who were neither (i) nominated by the board of directors of Holdings (or prior to the consummation of a Qualifying IPO, the Sponsors) nor (ii) appointed by directors so nominated.
“Charter Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
“Class” (a) when used with respect to Lenders, refers to whether such Lenders are Initial Loan Lenders ~~or~~, New Term Loan Lenders, New Revolving Credit Lenders, Term B-2 Lenders, Term B-3 Lenders or Term B-4 Lenders, (b) when used with respect to Commitments, refers to whether such Commitments are Initial Loan Commitments ~~or New Loan~~, New Term Loan Commitments or New Revolving Credit Commitments and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Initial Loans ~~or~~, New ~~Loans.~~Term

Loans, New Revolving Credit Loans, Term B-2 Loans, Term B-3 Loans or Term B-4 Loans. Loans that have different terms and conditions shall be construed to be in different Classes and Loans that have the same terms and conditions shall be construed to be in the same Class.
“Closing Date” means July 19, 2006.
“Code” means the Internal Revenue Code of 1986 and the Treasury regulations promulgated thereunder, as amended from time to time.
“Collateral” means all the property pledged or granted as collateral pursuant to the Security ~~Agreement~~Documents (a) on the Closing Date and (b) thereafter pursuant to Sections 6.10 and 6.11.
“Collateral Agent” has the meaning assigned to such term in the preamble hereto.
“Commitment” means, with respect to each Lender (to the extent applicable), such Lender’s Initial Loan Commitment ~~or~~, New Term Loan Commitment or New Revolving Credit Commitment.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.
“Consolidated” means, when used to modify a financial term, test, statement or report of a Person, the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of such Person and its Subsidiaries (other than the Propco Subsidiaries).
“Consolidated Current Assets” means, at any date, all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries (but not including the Propco Subsidiaries) at such date. For the avoidance of doubt, any assets related to income taxes shall be excluded from calculation of Consolidated Current Assets.
“Consolidated Current Liabilities” means, at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of Borrower and its Subsidiaries (but not the Propco Subsidiaries) at such date, but excluding the current portion of any Funded Debt of Borrower and its Subsidiaries (but not including the Propco Subsidiaries). For the avoidance of doubt, any liabilities related to income taxes and short term borrowings shall be excluded from the calculation of Consolidated Current Liabilities.
“Consolidated Depreciation and Amortization Expense” means with respect to any Person for any period, the total amount of depreciation and amortization expense, including the amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses and capitalized software expenditures, of such Person and its Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP.
“Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person (but not including the Propco Subsidiaries) for such period
(1)    increased (without duplication) by:
(a)    provision for taxes based on income or profits or capital gains, including, without limitation, state, franchise and similar taxes and foreign withholding taxes of such Person paid or accrued during such period to the extent the same was deducted (and not added back) in computing Consolidated Net Income; plus
(b)    Fixed Charges of such Person for such period (including (x) net losses on Hedge Agreements or other derivative instruments entered into for the purpose of hedging interest rate risk and (y) costs of surety bonds in connection with financing activities, in each case, to the extent included in Fixed Charges) to the extent the same was deducted (and not added back) in calculating such Consolidated Net Income; plus
(c)    Consolidated Depreciation and Amortization Expense of such Person for such period to the extent the same were deducted (and not added back) in computing Consolidated Net Income; plus
(d)    any other non-cash charges, including any write-offs or write-downs, reducing Consolidated Net Income for such period (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period); plus
(e)    the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-wholly owned Subsidiary deducted (and not added back) in such period in calculating Consolidated Net Income; plus
(f)    the amount of management, monitoring, consulting, and advisory fees, and related expenses paid in such period pursuant to the Management Agreement; plus
(g)    any costs or expense incurred by the such Person or a Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of such Person or net cash proceeds of an issuance of Equity Interests of such Person (other than Disqualified Capital Stock) solely to the extent such net cash proceeds are excluded from the calculation of the “Available Amount”;
(2)    decreased by (without duplication) non-cash gains increasing Consolidated Net Income of such Person for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for, a potential cash item that reduced EBITDA in any prior period; and
(3)    increased or decreased by (without duplication):
(a)    any net gain or loss resulting in such period from Hedge Agreements and the application of Statement of Financial Accounting Standards No. 133; plus or minus, as applicable,
(b)    any net gain or loss resulting in such period from currency translation gains or losses related to currency remeasurements of Indebtedness (including any net loss or gain resulting from hedge agreements for currency exchange risk).

“Consolidated Fixed Charge Coverage Ratio” means, with respect to any Person for any period consisting of such Person’s most recently ended four fiscal quarters for which internal financial statements are available, the ratio of Consolidated EBITDA of such Person for such period to the Fixed Charges of such Person for such period.
In the event that the Borrower or any Subsidiary incurs, assumes, guarantees or repays any Indebtedness (other than Indebtedness incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and has not been replaced) or issues or redeems Disqualified Capital Stock or preferred stock subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but on or prior to the date on which the calculation of the Fixed Charge Coverage Ratio is made (the “Calculation Date”), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee or repayment of Indebtedness, or such issuance or redemption of Disqualified Capital Stock or preferred stock, as if the same had occurred at the beginning of the applicable four-quarter period and as if the Borrower or the applicable Subsidiary had not earned the interest income actually earned during such period in respect of such cash used to repay, repurchase, defease or otherwise discharge such Indebtedness.
If Investments, acquisitions, dispositions, mergers or consolidations (as determined in accordance with GAAP) have been made by the Borrower or Subsidiary during the four-quarter reference period or subsequent to such reference period and on or prior to or simultaneously with the Calculation Date, then the Fixed Charge Coverage Ratio shall be calculated on a pro forma basis assuming that all such Investments, acquisitions, dispositions, mergers or consolidations (and the change in any associated Fixed Charge obligations and the change in Consolidated EBITDA resulting therefrom) had occurred on the first day of the four-quarter reference period.
If since the beginning of such period any Person that was merged with or into the Borrower or another Subsidiary since the beginning of such period shall have made any Investment, acquisition, disposition, merger or consolidation that would have required adjustment pursuant to this definition, then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect thereto for such period as if such Investment, acquisition, disposition, merger or consolidation had occurred at the beginning of the applicable four-quarter period.
For purposes of this definition, whenever pro forma effect is to be given to an Investment, acquisition, disposition, merger or consolidation and the amount of income or earnings relating thereto, the pro forma calculations shall be determined in good faith by a responsible financial or accounting Officer of the Borrower and shall comply with the requirements of Rule 11-02 of Regulation S-X promulgated by the SEC.
If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the Calculation Date had been the applicable rate for the entire period (taking into account any Hedge Agreements applicable to such Indebtedness if the related hedge has a remaining term in excess of twelve months). Interest on a Capital Lease Obligation shall be deemed to accrue at the interest rate reasonably determined by a responsible financial or accounting officer of the Borrower to be the rate of interest implicit in such Capital Lease Obligation in accordance with GAAP. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate, shall be deemed to have been based upon the rate actually chosen, or, if none, then based upon such optional rate chosen as the Borrower may designate.
“Consolidated Indebtedness” means, at any date, all Indebtedness of the types described in clause (a), clause (b), clause (c) (but only to the extent of any unreimbursed drawings under any letter of credit), and clause (g) of the definition of “Indebtedness” of the Borrower and its Subsidiaries (other than Propco Subsidiaries), on a consolidated basis in accordance with GAAP.
“Consolidated Interest Expense” means, with respect to any Person for any period, without duplication, the sum of:
(1)    consolidated interest expense of such Person for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income (including (a) amortization of original issue discount resulting from the issuance of Indebtedness at less than par, (b) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers’ acceptances, (c) non-cash interest payments (but excluding any non-cash interest expense attributable to the movement in the mark to market valuation of Hedge Agreements or other derivative instruments pursuant to GAAP), (d) the interest component of Capital Lease Obligations and (e) net payments, if any, pursuant to interest rate Hedge Agreements with respect to Indebtedness, and excluding (x) any additional interest owing on the 2011 Notes, the 2013 Notes or other securities pursuant to any registration rights agreements, (y) amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses and (z) any expensing of bridge, commitment and other financing fees; plus
(2)    consolidated capitalized interest of such Person for such period, whether paid or accrued; less
(3)    interest income for such period.
For purposes of this definition, interest on a Capital Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capital Lease Obligation in accordance with GAAP.
“Consolidated Net Income” means, with respect to any Person for any period, the aggregate of the net income of such Person for such period, on a consolidated basis (but not including the Propco Subsidiaries), and otherwise determined in accordance with GAAP; provided that
(1)    any after-tax effect of extraordinary or non-recurring gains or losses (less all fees and expenses relating thereto) shall be excluded;
(2)    the net income for such period shall not include the cumulative effect of a change in accounting principle(s) during such period;
(3)    any net after-tax gains or losses attributable to asset dispositions other than in the ordinary course of business (as determined in good faith by the board of directors of such Person) and any gain (or loss) realized upon the sale or other disposition of any Equity Interests of any Person shall be excluded;
(4)    the net income for such period of any Person that is not a Subsidiary of such Person (or that is a Propco Subsidiary or other Subsidiary but is not otherwise consolidated with such Person), or that is accounted for by the equity method of accounting, shall be excluded; provided that, to the extent not already included, Consolidated Net Income of such Person shall be (A) increased by the amount of dividends or other distributions that are actually paid in cash (or to the extent converted into cash) to the referent Person or Subsidiary thereof in respect of such period and (B) decreased by the amount of any equity of the Borrower in a net loss of any such Person for such period to the extent the Borrower has funded such net loss;

(5)    non-cash compensation charges, including any such charges arising from stock options, restricted stock grants, stock appreciation rights or other equity-incentive programs shall be excluded;
(6)    any net after-tax gains or losses (less all fees and expenses or charges relating thereto) attributable to the early extinguishment of Indebtedness shall be excluded;
(7)    the effect of any non-cash items resulting from any amortization, write-up, write-down or write-off of assets (including intangible assets, goodwill and deferred financing costs but excluding inventory) in connection with any acquisition, merger, consolidation or similar transaction or any other non-cash impairment charges incurred subsequent to the Restatement Date (excluding any such non-cash item to the extent that it represents an accrual of or reserve for cash expenditures in any future period except to the extent such item is subsequently reversed) shall be excluded;
(8)    any fees and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, disposition, recapitalization, Investment, Asset Sale, issuance or repayment of Indebtedness, issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument (in each case, including any such transaction consummated prior to the Restatement Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction shall be excluded; and
(9)    effects of adjustments (including the effects of such adjustments pushed down to such Person and its Subsidiaries) in the property and equipment, inventory and other intangible assets, deferred revenue and debt line items in such Person’s consolidated financial statements pursuant to GAAP resulting from the application of purchase accounting in relation to any consummated acquisition or the amortization or write-off of any amounts thereof, net of taxes, shall be excluded.
“Consolidated Working Capital” means, at any date, the excess of Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.
“Contract Consideration” has the meaning assigned to such term in the definition of “Excess Cash Flow.”
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Controlled Investment Affiliate” means, as to any Person, any other Person which directly or indirectly is in Control of, is Controlled by, or is under common Control with, such Person and is organized by such Person (or any Person Controlling such Person) primarily for making equity or debt investments in Holdings or other portfolio companies.
“Credit Agreement Refinancing Indebtedness” means Indebtedness issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace or refinance, in whole or part, existing Loans (“Refinanced Debt”); provided that such exchanging, extending, renewing, replacing or refinancing Indebtedness (a) is in an original aggregate principal amount not greater than the aggregate principal amount of the Refinanced Debt (when taken as a whole) (plus any premium, accrued interest and fees and expenses incurred in connection with such exchange, extension, renewal, replacement or refinancing), (b) does not mature earlier than or have a weighted average life to maturity shorter than the Refinanced Debt, (c) in the case of any secured Indebtedness (i) is not secured by any assets not securing the Refinanced Debt and (ii) is subject to an Intercreditor Agreement(s), (d) shall not be guaranteed by any entity that does not guarantee the Refinanced Debt and (e) has terms and conditions (excluding pricing, interest rate margins, rate floors, discounts, fees, premiums and prepayment or redemption provisions) that are not materially more favorable (when taken as a whole) to the lenders or investors providing such Indebtedness than the terms and conditions of this Agreement (when taken as a whole) are to the Lenders (except for covenants or other provisions applicable only to periods after the Latest Maturity Date at the time of such refinancing).
“Debt Issuance” means the incurrence by the Borrower or any of its Subsidiaries of any Indebtedness (other than any Excluded Debt) after the Restatement Date.
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the lapse of any cure period set forth in Section 8.01, or both, would, unless cured or waived, become an Event of Default.
“Default Rate” has the meaning assigned to such term in Section 2.06(b).
“Defaulting Lender” means, subject to Section 2.13(b), any Lender that, as determined by the Administrative Agent, has (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.
“Discharge of ABL Obligations” means the “Discharge of ABL Obligations” as defined in the ABL Intercreditor Agreement.
“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed on Schedule 5.06.
“Disqualified Capital Stock” means any Equity Interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is six months following the Maturity Date, (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interests referred to in (a) above, in each case at any time on or prior to the date that is six months following the Maturity Date, or (c) contains any mandatory repurchase obligation which may come into effect prior to payment in full of all Obligations; provided that any Equity Interests that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Equity Interests is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Equity Interests upon the occurrence of a change in control or an asset sale occurring prior to the date that is six months following the Maturity Date shall not constitute Disqualified Capital Stock.
“Documentation Agents” has the meaning assigned to such term in the preamble hereto.
“Dollar” and “$” mean lawful money of the United States.
“Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; (d) any other commercial bank, insurance company, investment or mutual fund that is engaged in the business of making, purchasing, holding or investing in commercial or bank loans and similar extensions of credit or a commercial finance company, which Person, together with its Affiliates or Approved Funds, have a combined capital and surplus or net asset value in excess of $750.0 million; (e) any Affiliated Debt Fund; and (f) any Affiliated Lender (subject to the requirements and limitations of Section 10.06(h)), in each case approved by (i) the Administrative Agent and (ii) except as otherwise provided in Section 10.06(b), the Borrower (each such approval not to be unreasonably withheld or delayed); provided that an “Eligible Assignee” shall not include any natural person.
“Embargoed Person” has the meaning assigned to such term in Section 7.14.
“Employee Benefit Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) that is maintained or contributed to by a Loan Party or with respect to which a Loan Party or any ERISA Affiliate could incur liability.
“Environmental Laws” means all Applicable Laws issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the protection of human health or the environment, to the handling, treatment, storage, disposal of Hazardous Materials or to the assessment or remediation of any Release or threatened Release of any Hazardous Material to the environment.
“Environmental Liability” means any liability, contingent or otherwise (including, without limitation, any liability for damages, natural resource damage, costs of environmental remediation, administrative oversight costs, fines, penalties or indemnities), of any Loan Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Equity Interest” means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation (including an interest or participation in one or more divisions or lines of a business of a Loan Party) that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such Person, division or line of business, whether outstanding on the date hereof or issued after the Restatement Date, but excluding debt securities convertible or exchangeable into such equity.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.
“ERISA Event” means (a) with respect to the Borrower and its domestic Subsidiaries, any “reportable event,” as defined in Section 4043 of ERISA with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) with respect to the Borrower and its domestic Subsidiaries, the failure to satisfy the minimum funding standard under Section 412 of the Code and Section 302 of ERISA with respect to any Plan, whether or not waived, the failure to make by its due date a required installment under Section 430(j) of the Code with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan, where any such failure, individually or in the aggregate, is in excess of $150.0 million (or such lesser amount as would reasonably be expected to result in a Material Adverse Effect); (c) the filing pursuant to Section 412 of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan that has a funding deficiency of more than $150.0 million (or such lesser amount as would reasonably be expected to result in a Material Adverse Effect); (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan (other than in a standard termination under Section 4041(b) of ERISA); (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability in excess of $150.0 million (or such lesser amount as would reasonably be expected to result in a Material Adverse Effect) with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability in excess of $150.0 million (or such lesser amount as would reasonably be expected to result in a Material Adverse Effect) or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.
“Eurodollar Base Rate” means
(a)    for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the~~British Bankers Association LIBOR~~London Interbank Offered Rate (“~~BBA~~ LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published ~~by Reuters (or~~on the applicable Bloomberg screen page (or such other commercially available source providing such quotations ~~of BBA LIBOR as~~as may be designated by the Administrative Agent from time to time)at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “Eurodollar Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period; provided that, notwithstanding the foregoing, in no event shall the Eurodollar Rate with respect to a Eurodollar Rate Loan at any time be less than 1.50% (other than with respect to Term B-4 Loans); and
(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) ~~BBA~~ LIBOR, at approximately 11:00 a.m., London time determined two

Business Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank Eurodollar market at their request at the date and time of determination.
“Eurodollar Rate” means for any Interest Period with respect to a Eurodollar Rate Loan, a rate per annum determined by the Administrative Agent pursuant to the following formula:

Eurodollar Rate =	Eurodollar Base Rate
1.00 - Eurodollar Reserve Percentage

“Eurodollar Rate Loan” means a Loan that bears interest at a rate based on the Eurodollar Rate; provided that with respect to Term B-4 Loans, a Eurodollar Rate Loan means a Term B-4 Loan that bears interest at a rate based on the Eurodollar Rate as set forth in the Term B-4 Joinder.
“Eurodollar Reserve Percentage” means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurodollar funding (currently referred to as “Eurocurrency liabilities”). The Eurodollar Rate for each outstanding Eurodollar Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.
“Event of Default” has the meaning assigned to such term in Section 8.01.
“Excess Amount” has the meaning assigned to such term in Section 2.03(f).
“Excess Cash Flow” means, for any Fiscal Year of the Borrower commencing with the Fiscal Year ending January ~~28~~30, ~~2012~~2016, an amount equal to the excess of:
(a)    the sum, without duplication, of:

(i)	Consolidated Net Income for such period,

(ii)	an amount equal to the amount of all non-cash charges to the extent deducted in arriving at such Consolidated Net Income,

(iii)
an amount equal to the provision for taxes based on income, profits or capital of the Loan Parties, including federal, foreign, state, franchise, excise and similar taxes and foreign withholding taxes paid or accrued during such period to the extent deducted in arriving at such Consolidated Net Income,

(iv)	decreases in Consolidated Working Capital for such period (other than any such decreases arising from acquisitions by the Loan Parties completed during such period),

(v)
an amount equal to the aggregate net non-cash loss on the sale, lease, transfer or other disposition of assets by the Loan Parties during such period (other than sales, leases, transfers or other dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income, and

(vi)	cash receipts in respect of Hedge Agreements during such Fiscal Year to the extent not otherwise included in Consolidated Net Income;
over (b) the sum, without duplication, of:

(i)
an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income and cash charges described in clauses (1) through (9) of the definition of Consolidated Net Income and included in arriving at such Consolidated Net Income,

(ii)
without duplication of amounts deducted pursuant to clause (xi) below in prior years, the amount of capital expenditures made in cash during such period, except to the extent that such capital expenditures were financed with the proceeds of Indebtedness or a sale of Equity Interests of Loan Parties,

(iii)
the aggregate amount of all principal payments of unsubordinated Indebtedness of the Loan Parties and of Holdings (with respect to Indebtedness of Holdings, to the extent financed or paid by Borrower or a Loan Party) including (A) the principal component of payments in respect of Capital Lease Obligations, (B) the amount of any repayment of Loans pursuant to Section 2.05, (C) the amount of any repayment of the 2011 Notes and 2013 Notes and (D) the amount of a mandatory prepayment of Loans pursuant to Section 2.03 to the extent required due to an Asset Sale, but excluding prepayments of loans under the ABL Credit Agreement made during such period (except to the extent there is an equivalent permanent reduction in commitments thereunder), except, in each case, to the extent financed with the proceeds of other Indebtedness of the Loan Parties, Holdings or their Subsidiaries (other than a Propco Subsidiary),

(iv)
an amount equal to the aggregate net non-cash gain on the sale, lease, transfer or other disposition of assets by the Loan Parties during such period (other than sales in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income,

(v)	increases in Consolidated Working Capital for such period (other than any such increases arising from acquisitions by the Loan Parties completed during such period),

(vi)	payments by the Loan Parties during such period in respect of long-term liabilities of the Loan Parties other than Indebtedness,

(vii)	without duplication of amounts deducted pursuant to clause (xi) below in prior Fiscal Years, the aggregate amount of cash consideration paid by the Loan Parties (on a consolidated basis) in connection with Investments (including acquisitions) made during such period pursuant to Section 7.02 to the extent that such Investments were financed with internally generated cash flow of the Loan Parties,

(viii)
the amount of dividends paid during such period (on a consolidated basis) by the Loan Parties in accordance with Section 7.06 to the extent such dividends were financed with internally generated cash flow of the Loan Parties,

(ix)
the aggregate amount of expenditures actually made by the Loan Parties in cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period,

(x)
the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Loan Parties during such period that are required to be made in connection with any pre-payment of Indebtedness,

(xi)
without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Loan Parties pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to Permitted Acquisitions or capital expenditures to be consummated or made during the period of four consecutive fiscal quarters of the Borrower following the end of such period, provided that to the extent the aggregate amount of internally generated cash actually utilized to finance such Permitted Acquisitions or capital expenditures during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters,

(xii)	the amount of taxes (including penalties and interest) paid in cash in such period,

(xiii)	cash expenditures in respect of Hedge Agreements during such Fiscal Year to the extent not deducted in arriving at such Consolidated Net Income, and

(xiv)
the amount of cash payments made in respect of pension obligations and other post-employment benefits obligations in such period to the extent not deducted in arriving at such Consolidated Net Income and the amount representing accrued expenses for cash payments (including with respect to retirement plan obligations) that are not paid in cash in such fiscal year; provided that such amounts will be added to Excess Cash Flow for the following Fiscal Year to the extent not paid in cash during such following fiscal year.

“Excess Cash Flow Application Date” has the meaning assigned to such term in Section 2.03(e).

“Excess Cash Flow Percentage” means, for any Fiscal Year, 50%; provided that the Excess Cash Flow Percentage shall be reduced to 25% if the Total Net Leverage Ratio as of the last day of such Fiscal Year is equal to or less than 1.75 to 1.00 and reduced further to 0% if the Total Net Leverage Ratio as of the last day of such Fiscal Year is equal to or less than 1.40 to 1.00.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Excluded Debt” means, collectively, any Indebtedness permitted by Section 7.03 ~~other than 7.03(t)~~.
“Excluded Specified Real Property” has the meaning assigned to such term in Section 6.10(c).
“Excluded Subsidiaries” means, collectively, the Propco Subsidiaries, SALTRU Associates JV, any Special Refinancing Subsidiary and Immaterial Subsidiaries of Loan Parties.
“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 24 of the Guarantee and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guarantee of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition.
“Excluded Taxes” means, with respect to the Agents, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder or under any other Loan Document, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the recipient’s principal office or applicable lending office is located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 10.13, any U.S. federal withholding tax that is imposed pursuant to any laws in effect at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from such Loan Party with respect to such withholding tax pursuant to Section 3.01(a), (d) any withholding tax that is attributable to such Foreign Lender’s failure to comply with Section 3.01(e), or (e) any U.S. federal withholding tax that is imposed by reason of ~~Section 1471 or Section 1472 of the Code other than by reason of a change in law after the date such Lender becomes a party to this Agreement (or designates a new lending office), except to the extent such Lender (or its assignees, if any) was entitled at the time of designation of a new lending office (or assignment), to receive additional amounts from such Loan Party with respect to such withholding tax pursuant to Section 3.01(a).~~FATCA.
“Executive Order” has the meaning assigned to such term in Section 5.20.

“Existing ~~Credit Agreement~~Collateral” has the meaning assigned to such term in the preamble hereto.
“Existing ~~Collateral~~Credit Agreement” has the meaning assigned to such term in the preamble hereto.
“Existing Guarant~~or~~ees” has the meaning assigned to such term in the preamble hereto.
“Existing Lenders” has the meaning assigned to such term in the preamble hereto.
“Existing Loans” has the meaning assigned to such term in the preamble hereto.
“Existing Obligations” has the meaning assigned to such term in the preamble hereto.
“Existing Security Documents” has the meaning assigned to such term in the preamble hereto.
“Extended Loans” has the meaning assigned to such term in Section 2.15.
“Extending Lender” has the meaning assigned to such term in Section ~~10.01~~2.15.
“Extension” has the meaning assigned to such term in Section 2.15.
“Extension Amendment Agreement” means an Extension Amendment Agreement, in form and substance reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more Extending Lenders, effecting one or more Extensions and such other amendments hereto and to the other Loan Documents as are contemplated by Section 2.15.
“Extension Offer Class” has the meaning assigned to such term in Section 2.15.
“Extraordinary Receipts” means any receipt by any Loan Party or any of its Subsidiaries of any casualty or property insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property; provided that any casualty or property insurance proceeds or condemnation awards of $5.0 million or less with respect to any individual event or series of related events shall not constitute “Extraordinary Receipts.”
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Sections 1471(b)(1) of the Code, as of the date of this Agreement (or any amended or successor version described above).
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Fiscal Quarter” means any fiscal quarter of any Fiscal Year, which quarters shall generally end on the last Saturday of each April, July, October or January of such Fiscal Year in accordance with the fiscal accounting calendar of the Borrower.
“Fiscal Year” means any period of twelve consecutive months ending on the Saturday closest to January 31 of any calendar year.
“Fixed Charges” means, with respect to any Person for any period, the sum of, without duplication, (a) Consolidated Interest Expense of such Person for such period, (b) all cash dividends paid, accrued and/or scheduled to be paid or accrued during such period (excluding items eliminated in consolidation) on any series of preferred stock of such Person and its Subsidiaries and (c) all cash dividends paid, accrued and/or scheduled to be paid or accrued during such period (excluding items eliminated in consolidation) on any series of Disqualified Capital Stock of such Person and its Subsidiaries.
“Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.
“Foreign Lender” means any Lender that is not a U.S. Person within the meaning of Section 7701(a)(30) of the Code.
“Foreign Subsidiary” means any direct or indirect Subsidiary of a Loan Party which is not organized under the laws of the United States, any State thereof or the District of Columbia.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“Fund” means any Person (other than a natural person) that is (or will be) engaged in investing in commercial loans and similar extensions of credit in the ordinary course.
“Funded Debt” means, as to any Person, all Indebtedness (of the type described in clauses (a), (b), (e), (f) and (g), of the definition of such term) of such Person that matures more than one year from the date of its creation or matures within one year from the date of its creation but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrowers, Indebtedness in respect of the Loans.
“GAAP” means principles which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made; provided that with respect to Foreign Subsidiaries of Borrower organized under the laws of Canada, “GAAP” shall mean principles which are consistent with those promulgated or adopted by the Canadian Institute of Chartered Accountants and its predecessors (or successors) in effect and applicable to the accounting period in respect of which reference to GAAP is being made.

“Geoffrey Collateral” means the “Geoffrey Collateral” as defined in the ABL Intercreditor Agreement.
“Geoffrey Entities” means collectively (a) Geoffrey, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Borrower, which owns the intellectual property related to the Borrower’s business and operations and (b) each of its domestic subsidiaries.
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank).
“Granting Lender” has the meaning assigned to such term in Section 10.06(g).
“Guarantee” means, collectively, the guarantee made by the Subsidiary Guarantors in favor of the Administrative Agent, substantially in the form of ~~Exhibit D~~Annex 5 to Amendment No. 3, and each other guarantee and guarantee supplement delivered pursuant to Section 6.10. For the avoidance of doubt, the term “Guarantee” as used herein shall not be deemed to include the IntermediateCo Unsecured Guarantee.
“Guarantors” means, collectively, the Subsidiary Guarantors and any Person required to execute a Guarantee pursuant to Section 6.10.
“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, mold, fungi or similar bacteria, and all other substances or wastes of any nature regulated pursuant to any Environmental Law because of their dangerous or deleterious properties, including any material listed as a hazardous substance under Section 101(14) of CERCLA.
“Hedge Agreement” means any derivative agreement, any interest rate protection agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement designed to hedge against fluctuations in interest rates or foreign exchange rates or commodity prices.
“Holdings” means Toys “R” Us, Inc., a Delaware corporation.
“Immaterial Specified Real Property” has the meaning assigned to such term in Section 6.10(c).
“Immaterial Subsidiaries” means, as to any Person, all Subsidiaries of such Person other than its Material Subsidiaries.
“Increased Amount Date” has the meaning assigned to such term in Section 2.12(a).
“Incremental Notes” has the meaning assigned to such term in Section 2.12(a).

“Indebtedness” means, as to any Person at a particular time, the following (without duplication):
(a)    all obligations of such Person for borrowed moneymoney ~~(including any obligations which are without recourse to the credit of such Person)~~; provided that all such obligations and liabilities which are limited in recourse to such property shall be included in Indebtedness only to the extent of the lesser of the fair market value of such property and the then outstanding amount of such Indebtedness;
(b)    all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;
(c)    all direct or contingent obligations of such Person arising under letters of credit as an account party (including standby and commercial), letters of guarantee, bankers’ acceptances and bank guarantees;
(d)    the Agreement Value of all Hedge Agreements;
(e)    all obligations of such Person to pay the deferred purchase price of property or services (excluding accrued expenses and accounts payable incurred in the ordinary course of business);
(f)    Indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; provided that all such obligations and liabilities which are limited in recourse to such property shall be included in Indebtedness only to the extent of the lesser of the fair market value of such property and the then outstanding amount of such Indebtedness;
(g)    Capital Lease Obligations; provided that all such obligations and liabilities which are limited in recourse to such property shall be included in Indebtedness only to the extent of the lesser of the fair market value of such property and the then outstanding amount of such Indebtedness;
(h)    all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Disqualified Capital Stock in such Person or any other Person (except any obligation to purchase, redeem, retire or otherwise acquire for value any Equity Interests of any Loan Party from present or former officers, directors or employees of such Loan Party or any Subsidiary thereof upon the death, disability, retirement or termination of employment or service of such officer, director or employee, or otherwise under any stock option or employee stock ownership plan approved by the board of directors of such Loan Party), valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends;
(i)    the principal and interest portions of all rental obligations of such Person under any synthetic lease, tax retention operating lease, off-balance-sheet loan or similar off-balance-sheet financing where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP; and
(j)    all guarantees of such Person in respect of Indebtedness of others.

Indebtedness shall not include (A) any sale-leaseback transactions to the extent the lease or sublease thereunder is not required to be recorded under GAAP as a capital lease, (B) any obligations relating to overdraft protection and netting services, or (C) any preferred stock required to be included as Indebtedness in accordance with GAAP and FAS 150.
For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner), to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of any Capital Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.
“Indemnified Taxes” means all Taxes other than Excluded Taxes.
“Indemnitee” has the meaning assigned to such term in Section 10.04(b).
“Indentures” means each of
(i)    the Indenture, dated as of July 24, 2001, originally between Holdings and The Bank of New York, as trustee, with respect to 7.625% Notes due 2011 (the “2011 Notes”),
(ii)    the Indenture dated as of May 28, 2002 originally between Holdings and The Bank of New York, as trustee, with respect to 7.875% Notes due 2013 (the “2013 Notes”),
(iii)    the Indenture dated as of August 1, 2012 originally between Holdings and The Bank of New York, as trustee, with respect to 10.375% Notes due 2017 (the “2017 Notes”),
(~~iii~~iv)    the Indenture dated as of May 28, 2002 originally between Holdings and The Bank of New York, as trustee, with respect to 7.375% Notes due 2018 (the “2018 Notes”), and
(~~iv~~v)    the Indenture dated as of August 29, 1991 originally between Holdings and The Bank of New York, as successor trustee, with respect to 8.75% Debentures due 2021 (the “2021 Debentures”)
, each as modified, amended, supplemented or restated and in effect from time to time.
“Information” has the meaning assigned to such term in Section 10.07.
“Initial Appraisal” means the Appraisal of all of the Specified Real Property that will be delivered by the Borrower to the Administrative Agent within twenty four (24) months after the Amendment No. 3 Effective Date (or such longer period as the Borrower and the Administrative Agent may agree) pursuant to Section 6.13.
“Initial Loan” has the meaning assigned to such term in the recitals hereto.
“Initial Loan Commitment” shall mean, (a) in the case of each Lender that is a Lender on the Restatement Date, the amount set forth opposite such Lender’s name on Schedule 2.01 as such Lender’s “Initial Loan Commitment” and (b) in the case of any Lender that becomes a Lender after the date hereof, the amount specified as such Lender’s “Initial Loan Commitment” in the Assignment and Acceptance pursuant to which such Lender assumes a portion of the Initial Loan Commitments, as the same may be changed from time to time pursuant to the terms hereof. The aggregate amount of the Initial Loan Commitments as of the Restatement Date totals $700.0 million.
“Initial Loan Lender” shall mean a Lender with an Initial Loan Commitment or an outstanding Initial Loan.
“Intellectual Property” has the meaning assigned to such term in Section 5.18.
“Intellectual Property Security Agreement” means an intellectual property security agreement, in substantially the form of Exhibit I (together with each other intellectual property security agreement supplement delivered pursuant to Section 6.10, in each case as amended).
“Intercreditor Agreements” means ~~(1)~~ an intercreditor agreement relating to the ABL Credit Agreement and this Agreement substantially in the form of ~~Exhibit H-1~~Annex 3 to Amendment No. 3 (the “ABL Intercreditor Agreement”) ~~and (2) an~~or another intercreditor agreement ~~relating to the Secured Notes and Permitted Additional Secured Notes and this Agreement substantially in the form of Exhibit H-2 (the “Non-ABL Intercreditor Agreement”)~~reasonably satisfactory to the Administrative Agent.
“Interest Payment Date” means (a) as to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Eurodollar Rate Loan and the Maturity Date; provided that if any Interest Period for a Eurodollar Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan, the last day of each March, June, September and December and the Maturity Date.
“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter or ~~nine or~~ twelve months thereafter (to the extent available to all Lenders), as selected by the Borrower in its Borrowing or Conversion Notice; provided that:
(i)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(ii)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(iii)    no Interest Period shall extend beyond the Maturity Date (in the case of Initial Loans) ~~or~~, the applicable New Loan Maturity Date (in the case of New Loans) or the Term B-4 Maturity Date (in the the case of Term B-4 Loans).
“IntermediateCo” means Wayne Real Estate Parent Company, LLC, a Delaware limited liability company.
“IntermediateCo Unsecured Guarantee” means that certain guarantee agreement, dated as of the Term B-4 Closing Date, pursuant to which IntermediateCo shall provide an unsecured guarantee to the Term B-4 Lenders.

“Investment” means, as to any Person, any direct or indirect (a) purchase or other acquisition of capital stock or other securities, including any option, warrant or right to acquire the same, of another Person, (b) loan, advance or capital contribution to, extension of credit (except for current trade and customer accounts receivable for inventory sold or services rendered in the ordinary course of business), guarantee of Indebtedness of a Non-Loan Party or assumption of obligations of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor guarantees Indebtedness of such other Person, or (c) purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the assets of another Person or any merger or consolidation of such Person with any other Person, in each case in any transaction or group of transactions which are part of a common plan. For purposes of covenant compliance, the amount of any Investment shall be the aggregate Investment less all cash returns, cash dividends and cash distributions (or the fair market value of any non-cash returns, dividends or distributions) received by such Person and less all liabilities expressly assumed by another Person in connection with the sale of such Investment.
“ISDA Master Agreement” means the form entitled “2002 ISDA Master Agreement” or such other replacement form then currently published by the International Swap and Derivatives Association, Inc. or any successor thereto.
“Joinder Agreement” means a joinder agreement substantially in the form of Exhibit J.
“Joint Book Managers” has the meaning assigned to such term in the preamble hereto.
“Latest Maturity Date” means, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any Other Loan or any Other Commitment, in each case as extended in accordance with this Agreement from time to time.
“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority.
“Lead Arrangers” has the meaning assigned to such term in the preamble hereto.
“Lenders” means a financial institution party hereto with a Commitment or an outstanding Loan, together with any Person that subsequently becomes a Lender by way of assignment in accordance with the terms of Section 10.06, together with their respective successors, other than any Person that ceases to be a Lender as a result of an assignment in accordance with Section 10.06 or an amendment of this Agreement.
“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.
“Leverage/Prepayment Certificate” means a certificate substantially in the form of Exhibit O.
“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, collateral assignment, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
“Loan Documents” means this Agreement, each Note, the Guarantees, the Security Documents, Amendment No. 1 ~~and~~, Amendment No. 2, Amendment No. 3 and the Term B-4 Joinder Agreement.
“Loan Parties” means, collectively, the Borrower and each Subsidiary Guarantor.
“Loans” means any Initial Loan ~~or~~, New Loan or Other Loan made by any Lender hereunder including, for the avoidance of doubt, Term B-4 Loans.
“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.
“Management Agreement” means that certain management agreement dated as of July 21, 2005 by and among Holdings, Bain Capital Partners, LLC, Bain Capital, Ltd., Toybox Holdings, LLC and Vornado Truck LLC, as amended, modified and supplemented from time to time; provided that no such amendment, modification or supplement may effect any increase in fees payable thereunder.
“Mandatory Prepayment Date” has the meaning assigned to such term in Section 2.03(i).
“Margin Stock” has the meaning assigned to such term in Regulation U.
“Marketable Securities” means any security that is listed or recorded on a United States national securities exchange, quoted on Nasdaq (or any other successors thereto), on the Nasdaq National Market (or any successors thereto) or any United States national automated interdealer quotation system, with a seven-day average public float of at least $500.0 million.
“Master Lease” means each of the Master Leases entered into by any Loan Party with any other direct or indirect domestic subsidiary of Holdings, and any and all modifications thereto, substitutions therefor and replacements thereof.
“Material Adverse Effect” means any event, facts, or circumstances, which, after the Restatement Date, has a material adverse effect on (a) the business, assets, financial condition or income of the Loan Parties taken as a whole or (b) the validity or enforceability of this Agreement or the other Loan Documents (or in the case of the Term B-4 Loans only, the IntermediateCo Unsecured Guarantee) in any material respect or any of the material rights or remedies of the Lenders or the Agents hereunder or thereunder; provided that no event, fact or circumstance existing on the Restatement Date of which the Agents have knowledge (based on information disclosed to the Agents prior to the Restatement Date or set forth in SEC publicly filed documents regarding Holdings prior to the Restatement Date) shall be deemed to be the basis for a Material Adverse Effect.
“Material Indebtedness” means any Indebtedness (other than the Obligations) of the Loan Parties individually having an aggregate principal amount of $50.0 million or more.
“Material Subsidiary” means a Subsidiary of the Borrower that had, as of the end of the most recent Fiscal Quarter for which annual financial statements or quarterly financial statements (whichever are more recent) are available prior to the date of determination, total assets (as determined in accordance with GAAP) of more than $50.0 million or any Subsidiary designated by the Borrower as a Material Subsidiary. Notwithstanding the foregoing, Material Subsidiaries shall include each Subsidiary, that together with its subsidiaries, account for no less than 95% of total assets of the Borrower and its domestic Subsidiaries, determined on a quarterly basis simultaneously with the delivery of the financial statements required to be delivered by Section 6.01(b). For the avoidance of doubt, the designation of a Subsidiary as a “Material Subsidiary” shall be permanent notwithstanding any subsequent reduction in such Subsidiary’s net tangible assets, unless otherwise consented to by the Administrative Agent. Notwithstanding the foregoing, the Geoffrey Entities and each other Subsidiary of the Borrower that is a Loan Party on the Restatement Date (in each case for so long as they are a Subsidiary of a Loan Party) shall at all times be deemed a Material Subsidiary. As of the Restatement Date, the Subsidiaries listed on Schedule 1.02 are Material Subsidiaries.
“Maturity Date” means September 1, 2016.
“Maximum Incremental Facilities Amount” ~~shall mean $700,000,000, less the amount of any additional secured Indebtedness issued after the Restatement Date pursuant to Section 7.03(w)~~means, as of the Amendment No. 3 Effective Date, zero Dollars.
“Maximum Rate” has the meaning assigned to such term in Section 10.09.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Mortgage” means, individually or collectively as the context may require, one or more mortgages, deeds of trust, trust deeds, deeds to secure indebtedness, debenture, financing statement or other similar document entered into or authorized to be filed by the owner or lessee, as applicable, of each parcel of Specified Real Property encumbering each such owner’s fee interest, or lessee’s leasehold interest, in such Specified Real Property, collectively with all additions, improvements, component parts and personal property related thereto and all rents and profits therefrom, each securing the Term B-4 Loans, in favor of the Collateral Agent for the benefit of the Term B-4 Lenders, as the same may be amended, supplemented or otherwise modified from time to time, in each case, subject to Permitted Liens.
“Mortgage Policy” has the meaning assigned to such term in Section 6.10(c)(v).
“Multiemployer Plan” means an Employee Benefit Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
“Net Cash Proceeds” means:
(a)    with respect to any asset sale, the cash proceeds received by any Loan Party or any of its Subsidiaries (other than (1) the Propco Subsidiaries and (2) any Foreign Subsidiary to the extent the repatriation of such cash proceeds would result in more than nominal adverse tax consequence to the Borrower, until such time as any such cash proceeds are repatriated or otherwise transferred out of the home jurisdiction of any such Foreign Subsidiary, (collectively, the “Applicable Subsidiaries”) including cash proceeds subsequently received (as and when received by such Loan Party or any of its Subsidiaries (other than the Applicable Subsidiaries)) in respect of non-cash consideration initially received, other than proceeds of ABL Priority Collateral (which, for the avoidance of doubt, shall not include the Canadian Pledge) if and for so long as the obligations under the ABL Credit Agreement remain outstanding, net of (i) selling and/or liquidation expenses (including reasonable brokers’ fees or commissions, legal, accounting and other professional and transactional fees, appraisal and title expenses, recording, transfer and similar taxes and the Loan Party’s good faith estimate of other taxes paid or payable in connection with such sale); (ii) amounts reasonably and in good faith provided as a reserve, in accordance with GAAP, against (x) any liabilities under any indemnification obligations associated with such Asset Sale or (y) any other liabilities retained by such Loan Party or any of its Subsidiaries (other than the Applicable Subsidiaries) associated with the properties sold in such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds); (iii) such Loan Party’s good faith estimate of payments required to be made with respect to unassumed liabilities relating to the properties sold within 90 days of such Asset Sale (provided that, to the extent such cash proceeds are not used to make payments in respect of such unassumed liabilities within 90 days of such Asset Sale, such cash proceeds shall constitute Net Cash Proceeds); (iv) in the case of a sale or other disposition (including casualty or condemnation) of an asset, the amount of all payments required to be made by any Loan Party or any of its Subsidiaries (other than the Applicable Subsidiaries) as a result of such event to repay (or to establish any required escrow for the repayment of) any Indebtedness secured by such asset; (v) other reasonable fees and expenses actually incurred in connection therewith; (vi) capital gains or other income taxes paid or payable as a result of any such sale or disposition (after taking into account available tax credits or deductions) and (vii) in the case of assets sold in connection with a sale and leaseback transaction, the amount of all (x) repayments made with such proceeds in respect of borrowings incurred and (y) prior capital expenditures made by the Loan Parties, in each case to finance the acquisition or improvement of such assets in contemplation of such sale and leaseback transaction;
(b)    with respect to any Debt Issuance or equity issuance by any Person or any of its Subsidiaries (other than the Applicable Subsidiaries), the cash proceeds thereof, net of reasonable fees, commissions, costs and other expenses incurred in connection therewith; and
(c)    with respect to any Extraordinary Receipts, the cash insurance proceeds, condemnation awards and other compensation received in respect thereof, other than proceeds of ABL Priority Collateral (~~as defined in the ABL Credit Agreement~~which, for the avoidance of doubt, shall not include the Canadian Pledge) if and for so long as the obligations under the ABL Credit Agreement remain outstanding, net of (i) all reasonable fees, costs and expenses incurred in connection with the collection of such proceeds, awards or other compensation in respect of such Extraordinary Receipts and net of any portion of such proceeds, awards or compensation constituting reimbursement or compensation for amounts previously paid by the Loan Parties or their Subsidiaries (other than the Applicable Subsidiaries) in respect of the theft, loss, destruction, damage or other similar event relating to such Extraordinary Receipts, (ii) in the case of a sale or other disposition of an asset pursuant to a casualty or condemnation, the amount of all payments required to be made by any Loan Party or any of their respective Subsidiaries (other than the Applicable Subsidiaries) as a result of such event to repay (or to establish an escrow for the repayment of) any Indebtedness secured by such asset or otherwise subject to mandatory prepayment under the ABL Credit Agreement (other than a prepayment in respect of the Canadian Pledge) as a result of such event, and (iii) capital gains or other income taxes paid or payable as a result of any such sale or disposition (after taking into account any available tax credits or deductions).
“New Loan” has the meaning assigned to such term in Section 2.12(b).
“New Loan Commitments” has the meaning assigned to such term in Section 2.12(b).
“New Loan Maturity Date” means the date on which a New Loan matures.

“New ~~Loan~~Revolving Credit Commitment” has the meaning assigned to such term in Section 2.12(a).
“New ~~Loan~~Revolving Credit Lender” has the meaning assigned to such term in Section 2.12(b).
“New Revolving Credit Loan ~~Maturity Date” means the date on which a New Loan matures~~” has the meaning assigned to such term in Section 2.12(b).
“~~Non-ABL Intercreditor Agreement~~New Term Loan” has the meaning assigned to such term in ~~the definition of “Intercreditor Agreements.”~~Section 2.12(b).
“New Term Loan Commitment” has the meaning assigned to such term in Section 2.12(a).
“New Term Loan Lender” has the meaning assigned to such term in Section 2.12(b).
“Non-Guarantor Subsidiary” means any Subsidiary of a Loan Party that is not a Guarantor.
“Non-Loan Party” means Holdings and any direct or indirect Subsidiary of Holdings that is not a Loan Party.
“Note” means a promissory note made by the Borrower in favor of a Lender or its registered assigns, in substantially the form of Exhibit B hereto, evidencing Loans made by such Lender to the Borrower.
“Obligations” means (a) obligations of the Borrower and the other Loan Parties from time to time arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including ~~interest~~monetary obligations accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations (including monetary obligations accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceedings), including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise, of the Borrower and the other Loan Parties under this Agreement and the other Loan Documents and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower and the other Loan Parties under or pursuant to this Agreement and the other Loan Documents.
“OFAC” has the meaning assigned to such term in Section 5.20.
“OID” has the meaning assigned to such term in Section 2.12(a).
“on” when used with respect to the Property or any property adjacent to the Property, means “on, in, under, above or about.”
“Other Commitments” means one or more Classes of term loan commitments hereunder that result from a Refinancing Amendment.
“Other Loans” means one or more Classes of Loans that result from a Refinancing Amendment.

“Other Taxes” means any and all current or future stamp or documentary Taxes or any other excise, property or similar Taxes arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.
“Participant” has the meaning assigned to such term in Section 10.06(d).
“Participation Register” has the meaning assigned to such term in Section 10.06(d)(vii).
“Patriot Act” has the meaning assigned to such term in Section 10.16.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.
“Perfection Certificate” means a certificate in the form of Exhibit G.
“Permitted Acquisition” shall mean any transaction or series of related transactions for the direct or indirect (a) acquisition of all or substantially all of the property of any ~~p~~Person, or of any business or division of any ~~p~~Person; (b) acquisition of in excess of 50% of the Equity Interests of any ~~p~~Person, and otherwise causing such ~~p~~Person to become a Subsidiary of such ~~p~~Person; or (c) merger or consolidation or any other combination with any ~~p~~Person, if each of the following conditions is met:
(i)    no Default then exists or would result therefrom;
(ii)    the ~~p~~Person or business to be acquired shall be, or shall be engaged in, a business of the type that Borrower and the Subsidiaries are engaged in on the Restatement Date and reasonable extensions thereof, including, but not limited to businesses which are complementary to the business of the type that Borrower and the Subsidiaries are engaged in on the Restatement Date, such as manufacturing and shipping, or any other business otherwise permitted to be engaged in the Borrower or its Subsidiaries under this Agreement, and the property acquired in connection with any such transaction shall be made subject to the Lien of the Security Documents, to the extent required therein;
(iii)    the board of directors of the ~~p~~Person to be acquired shall not have indicated publicly its opposition to the consummation of such acquisition (which opposition has not been publicly withdrawn) or commenced any action which alleges that such acquisition will violate Applicable Law; and
(iv)    the Borrower shall have furnished the Administrative Agent with ten (10) days’ prior notice of such intended acquisition and shall have furnished the Administrative Agent with (i) a current draft of the acquisition agreement and other acquisition documents relating to the Acquisition and (ii) to the extent the purchase price relating to the Acquisition is in excess of $~~100,000,000~~100.0 million (excluding such portion of the purchase price consisting of Equity Interests or Subordinated Indebtedness of a Loan Party (or cash proceeds of the issuance of the foregoing) or contingent earn out obligations), a summary of any due diligence undertaken by the Borrower in connection with such acquisition, appropriate financial statements for the twelve (12) month period following such Acquisition after giving effect to such Acquisition (including balance sheets, cash flows and income statements by month for the acquired Person, individually, and on a Consolidated basis for all Loan Parties) and such other information readily available to the Loan Parties as the Administrative Agent shall reasonably request.

~~“Permitted Additional Secured Notes” shall mean Indebtedness of the Borrower (other than the Secured Notes) that is secured by a Lien ranking equally and ratably with the Lien of the Secured Notes pursuant to the terms of the Intercreditor Agreements; provided that (a) the holders of such Permitted Additional Secured Notes (or a trustee or agent authorized to act on behalf of such holders) shall have executed a supplement to the Intercreditor Agreements agreeing to be bound thereby on the same terms applicable to the holders of Secured Notes and (b) no Event of Default shall have occurred and be continuing immediately after giving effect to the issuance thereof and the application of proceeds therefrom.~~
“Permitted Holders” means (a) the Sponsors and (b) their respective Permitted Transferees.
“Permitted Holdings Expenses” means expenses of Holdings consisting of (a) franchise taxes and other costs required to maintain the legal existence of Holdings, (b) corporate overhead expenses incurred in the ordinary course of business, (c) audit costs, professional fees and expenses and other costs incurred by Holdings in connection with reporting obligations under or otherwise incurred in connection with compliance with Applicable Law (including applicable rules or regulations of any governmental, regulatory or self-regulatory body or stock exchange, including in respect of any reports filed with respect to the Securities Act, the Exchange Act or the respective rules and regulations promulgated thereunder), (d) obligations of Holdings under or in respect of director and officer insurance policies or indemnification obligations to directors or officers and directors’ fees and expenses, (e) reimbursement of indemnities and actual expenses and, so long as no Specified Default has occurred and is continuing or would result therefrom, fees, in each case, payable pursuant to the Management Agreement; provided that such fees not paid shall accrue and be paid when the applicable Specified Default has been cured or waived and no additional Specified Default has occurred and is continuing or would arise as a result of such payment and (f) trade payables and other operating expenses incurred in the ordinary course of business and attributable to the operations of the Borrower and its Subsidiaries and which are reasonably expected to be, and appropriately should be payable by, the Borrower and its Subsidiaries.
“Permitted Junior Refinancing Debt” means any secured Indebtedness incurred by the Borrower or any Loan Party in the form of one or more series of junior lien secured notes or junior lien secured loans; provided that (i) such Indebtedness is secured by the Collateral on a junior basis with the Secured Obligations and is not secured by any property or assets of the Borrower or any Subsidiary other than the Collateral securing the Refinanced Debt, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness in respect of Loans (including portions of Classes of Loans or Other Loans), (iii) such Indebtedness does not have mandatory redemption features (other than customary asset sale, insurance and condemnation proceeds events, change of control offers or events of default) that could result in redemptions of such Indebtedness prior to the maturity of the Refinanced Debt and (iv) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to an Intercreditor Agreement.
“Permitted Liens” has the meaning assigned to such term in Section 7.01.
“Permitted Pari Passu Refinancing Debt” means any secured Indebtedness incurred by the Borrower or any Loan Party in the form of one or more series of senior secured notes; provided that (i) such Indebtedness is secured by the Collateral on an equal priority basis (but without control of remedies) with the Secured Obligations in respect of the Refinanced Debt and is not secured by any property or assets of the Borrower or any Subsidiary other than the Collateral securing the Refinanced Debt, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness in respect of Loans (including portions of Classes of Loans or Other Loans), (iii) such Indebtedness does not have mandatory redemption features (other than customary asset sale, insurance and condemnation proceeds events, change of control offers or events of default) that could result in redemptions of such Indebtedness prior to the maturity of the Refinanced Debt and (iv) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to an Intercreditor Agreement.
“Permitted Tax Distributions” means without duplication, (A) payments, dividends or distributions by any Loan Party to Holdings in order to pay consolidated or combined federal, state or local income or franchise taxes attributable to the income of Holdings, the Loan Parties or any of their Subsidiaries, to the extent such taxes are not payable directly by the Loan Parties or any of their Subsidiaries, which payments, dividends and distributions by such Loan Party (less any such taxes payable directly by the Loan Parties or any of their Subsidiaries) shall not be in excess of the applicable income or franchise tax liabilities that would have been payable by Holdings, the Loan Parties and the Loan Parties’ Subsidiaries on a stand-alone basis and (B) the capitalization, distribution and/or contribution of amounts payable or receivable by a Loan Party in respect of any such attributable taxes.
“Permitted Transferees” means (a) any Controlled Investment Affiliate of the Sponsors (collectively, “Sponsor Affiliates”), (b) any managing director, general partner, limited partner, director, officer or employee of the Sponsors or any Sponsor Affiliate (collectively, the “Sponsor Associates”), (c) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any Sponsor Associate and (d) any trust, the beneficiaries of which, or a corporation or partnership, the stockholders or partners of which, include only a Sponsor Associate, his or her spouse, parents, siblings, members of his or her immediate family (including adopted children) and/or direct lineal descendants.
“Permitted Unsecured Refinancing Debt” means unsecured Indebtedness incurred by the Borrower or any Loan Party in the form of one or more series of senior unsecured notes or loans; provided that (i) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness in respect of Loans (including portions of Classes of Loans or Other Loans), (ii) such Indebtedness does not have mandatory redemption features (other than customary asset sale, insurance and condemnation proceeds events, change of control offers or events of default) that could result in redemptions of such Indebtedness prior to the maturity of the Refinanced Debt and (iii) such Indebtedness is not secured by any Lien on any property or assets of Holdings, the Borrower or any Subsidiary.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, could reasonably under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
“Platform” has the meaning assigned to such term in Section ~~10.02~~6.01.
“Prepayment Option Notice” has the meaning assigned to such term in Section 2.03(i).
“Pro Rata Extension Offers” has the meaning assigned to such term in Section 2.15.
“Pro Rata Share” means, with respect to each Lender, (i) at or prior to the funding on the Restatement Date, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitment of such Lender and the denominator of which is the amount of the Aggregate Commitments and (ii) thereafter, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the principal amount of the Loans of such Lender and the denominator of which is the aggregate principal amount of the Loans of all Lenders.

“Propco II” means Toys “R” Us Property Company II, LLC.
“Propco Subsidiaries” means the special purpose Subsidiaries of the Loan Parties listed on Schedule 1.03 hereto and any other newly created or acquired Subsidiaries (i) party to CMBS facilities, high yield indentures or other financings secured by interests in real property and (ii) designated by the Borrower as “Propco Subsidiaries” from time to time.
“Qualified Capital Stock” means, of any Person, any Equity Interests of such Person that are not Disqualified Capital Stock.
“Qualifying IPO” means an equity issuance by Holdings consisting of an underwritten primary public offering (other than a public offering pursuant to a registration statement on Form S-8) of its common stock (a) pursuant to an effective registration statement filed with the SEC in accordance with the Securities Act (whether alone or in connection with a secondary public offering) and (b) resulting in gross proceeds to Holdings of at least $100.0 million.
“Real Property” means, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or operated by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all buildings, structures, parking areas and improvements and appurtenant fixtures and equipment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof.
“Real Property Collateral Documentation” has the meaning assigned to such term in Section 6.10(c).
“Recent Appraisal” means an Appraisal that has been delivered by the Borrower to the Administrative Agent within six (6) months of the date of such Appraisal. To the extent that more than one such Appraisal has been delivered, then the Appraisal dated as of the latest date shall be deemed to be the “Recent Appraisal”.
“Refinanced Debt” has the meaning set forth in the definition of “Credit Agreement Refinancing Indebtedness.”
“Refinancing” has the meaning specified in the recitals hereto.
“Refinancing Amendment” means an amendment to this Agreement executed by each of (a) the Borrower, (b) the Administrative Agent and (c) each additional Lender that agrees to provide any portion of the Credit Agreement Refinancing Indebtedness being incurred pursuant thereto, in accordance with Section 2.14.
“Register” has the meaning specified in Section 10.06(c).
“Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.
“Regulation X” means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the respective directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates.
“Release” has the meaning provided in Section 101(22) of CERCLA.
“Repricing Transaction” means the incurrence by Holdings or any Loan Party of any Indebted-ness (including, without limitation, any new or additional term loans under this Agreement or additional notes) that is secured or is broadly marketed or syndicated to banks and other institutional investors in financings similar to this Agreement or the Secured Notes (i) having an effective interest rate margin or weighted average yield (to be determined by the Administrative Agent consistent with generally accepted financial practice) that is less than the Applicable Rate for, or weighted average yield (to be determined by the Administrative Agent on the same basis) of, the Loans then in effect and (ii) the proceeds of which are used to repay, in whole or in part, principal of outstanding Loans.
~~“Required ABL Prepayment Amount” means, as of any date of determination, the amount necessary to be repaid under the ABL Credit Agreement to result in Capped Availability (as defined in the ABL Credit Agreement) immediately following such repayment of at least $300.0 million.~~
“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the Loans and Commitments outstanding on such date; provided that Loans held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.
“Requirements of Law” means, collectively, any and all requirements of any Governmental Authority including any and all laws, judgments, orders, decrees, ordinances, rules, regulations, statutes or case law.
“Responsible Officer” of any Person shall mean any executive officer or financial officer of such Person and any other officer or similar official thereof with responsibility for the administration of the obligations of such Person in respect of this Agreement~~.~~ and, solely for purposes of notices given pursuant to Article II, any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent.
“Restatement Date” means the first date all conditions precedent set forth in Section 4.01 of this Agreement are satisfied or waived in accordance with Section 10.01 of this Agreement, which date was August 24, 2010.
“Restricted Payment” means any (a) dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of a Loan Party or any of its Subsidiaries, (b) payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests of any Loan Party or any of its Subsidiaries or (c) payment on or in respect of any Indebtedness of Holdings other than with respect to the 2021 Debentures, interest payments when due in respect of other Certain Holdings Indebtedness, and principal and interest payments in respect of Specified Holdings Indebtedness; provided that “Restricted Payments” shall not include any dividends payable solely in Equity Interests (other than Disqualified Capital Stock) of a Loan Party or any of its Subsidiaries to its direct parent.

“S&P” means Standard & Poor’s ~~Ratings~~Financial Services~~, a division of The McGraw-Hill Companies, Inc., and~~ LLC or any successor thereto.
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Secured Notes” has the meaning assigned to such term in the Recitals hereto.
“Secured Obligations” means (a) the Obligations and (b) the due and punctual payment and performance of all obligations of the Borrower and the other Loan Parties under each Hedge Agreement permitted pursuant to Section 7.03(e) entered into with any counter party that is a Secured Party; provided that the Secured Obligations shall exclude any Excluded Swap Obligations.
“Secured Parties” means collectively, (a) the Administrative Agent, (b) the Collateral Agent, (c) each other Agent, (d) the Lenders, (e) each Affiliate of an Agent or a Lender that is a counterparty to a Hedge Agreement, if at the date of entering into such Hedge Agreement, such Person was an Agent or Lender or an Affiliate of an Agent or Lender and (f) with respect to the Secured Obligations under Section 10.04(b), the other Indemnitees; it being understood and agreed that such Indemnitees shall be bound by the relevant Intercreditor Agreements.
“Securities Act” means the Securities Act of 1933, as amended.
“Security Agreement” means the ~~amended and restated~~ security agreement, ~~dated as of the Restatement~~as amended on the Amendment No. 3 Effective Date, by and among the Borrower and the other Loan Parties and grantors that are party thereto and the Collateral Agent for its own benefit and the benefit of the other Secured Parties, as amended or supplemented from time to time and substantially in the form of ~~Exhibit P~~Annex 4 to Amendment No. 3.
“Security Documents” means the Security Agreement, the Intellectual Property Security Agreements, the Intercreditor Agreements and each other security agreement, pledge agreement or other document or agreement delivered in accordance with applicable law to grant, or purport to grant, a security interest in any property as collateral for the Secured Obligations and, to the extent applicable to the Secured Obligations under the Term B-4 Loans, the Mortgages.
“Senior Representative” means, with respect to any series of Permitted Pari Passu Refinancing Debt, Permitted Junior Refinancing Debt or other Indebtedness, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.
“Senior Secured Leverage Ratio” means the ratio of (1) the aggregate amount of Consolidated Indebtedness of the Borrower and its Subsidiaries (other than the Propco Subsidiaries) secured by a Lien that is pari passu or senior in priority to the Liens securing the Loans to (2) the Consolidated EBITDA of the Borrower (other than the Propco Subsidiaries) for the most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such event for which such calculation is being made shall occur, in each case calculated on a pro forma basis for such proposed incurrence and any other pro forma adjustments to Indebtedness and Consolidated EBITDA as are appropriate and consistent with the pro forma adjustment provisions set forth in the definition of Consolidated Fixed Charge Coverage Ratio; provided that the amount of Indebtedness under revolving credit facilities shall be based on the average of the month-end balances of such Indebtedness for the applicable four-quarter period.

“Significant Subsidiary” means any Subsidiary of a Loan Party that would be a “significant subsidiary” as defined in Article 1, Rule 1‑02 of Regulation S‑X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date hereof.
“Solvent” means, with respect to any Person on a particular date, that on such date (a) at fair valuation on a going concern basis, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair saleable value of the properties and assets of such Person on a going concern basis is not less than the amount that would be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and generally pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person’s ability to generally pay as such debts mature, and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or transaction, for which such Person’s properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged.
“SPC” has the meaning assigned to such term in Section 10.06(g).
“Special Refinancing Indebtedness” has the meaning assigned to such term in Section 7.03(aa).
“Special Refinancing Indebtedness Amount” means an amount equal to the aggregate principal amount of Term B-2 Loans, Term B-3 Loans and the Tranche A-1 Loans (as defined in the ABL Credit Agreement) outstanding on the Amendment No. 3 Effective Date.
“Special Refinancing Subsidiary” means a subsidiary of the Borrower that incurs Special Refinancing Indebtedness.
“Specified Default” means the occurrence of any Event of Default specified in Section 8.01(a) or (d).
“Specified Holdings Indebtedness” means the Indebtedness set forth on Schedule 1.01 hereto.
“Specified Mandatory Prepayment Event” has the meaning assigned to such term in the IntermediateCo Unsecured Guarantee.
“Specified Real Property” means, as of any date, the Real Property listed on Schedule 1.01(b); provided that the Borrower may, at any time prior to the Springing Covenant Trigger Date exchange, swap or replace (or acquire, with the proceeds of a sale of) Real Property on Schedule 1.01(b) with any other Real Property with a substantially equivalent Appraised Value as determined by a Recent Appraisal and such Real Property shall be considered Specified Real Property thereafter. For the avoidance of doubt, if a Specified Real Property is sold, exchanged, swapped out or replaced, such Specified Real Property shall no longer be deemed to be Specified Real Property and shall be deemed to be removed from Schedule 1.01(b).
“Specified Real Property Value” means (x) the Appraised Value (as set forth in the Initial Appraisal) of the Specified Real Properties, plus (y) the Net Cash Proceeds from any Asset Sale (determined at the time of such sale) of any Specified Real Property that was sold prior to the date of the Initial Appraisal (and was not included in such Initial Appraisal).

“Sponsors” means Bain Capital (TRU) VIII, L.P., a Delaware limited partnership, Bain Capital (TRU) VIII-E, L.P., a Delaware limited partnership, Bain Capital (TRU) VIII Coinvestment, L.P., a Delaware limited partnership, Bain Capital Integral Investors, LLC, a Delaware limited liability company, and BCIP TCV, LLC, a Delaware limited liability company, Kohlberg Kravis Roberts & Co., Toybox Holdings, LLC, Vornado Realty Trust and Vornado Truck, LLC, and their respective affiliates.
“Springing Covenant” has the meaning assigned to such term in Section 6.10(c).
“Springing Covenant Trigger Date” means the date of the earlier of (x) the date on which the 2018 Notes have been redeemed (whether through tender offer or otherwise) or have been defeased or discharged or (y) the removal of the negative pledge covenant and any restrictions on liens related to the Specified Real Property in the 2018 Notes.
“Store” means any retail store (which includes any real property, fixtures, equipment, inventory and other property related thereto) operated, or to be operated, by any Loan Party or a Subsidiary thereof.
“Subordinated Indebtedness” means Indebtedness of the Borrower or any other Loan Party that is by its terms subordinated in right of payment to the Obligations (other than intercompany Loans made pursuant to Section 7.03(l)).
“Subsidiary” means, of a Person, a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of a Loan Party.
“Subsidiary Guarantors” means, collectively, each existing and future direct and indirect Subsidiary of the Borrower that is party to the Guarantee. For the avoidance of debt, Propco II will not be a Subsidiary Guarantor.
"Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.
“Syndication Agents” has the meaning assigned to such term in the preamble hereto.
“Taxes” means any and all current or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term B-2 Lenders” means the Lenders under the Term B-2 Loans.
“Term B-2 Loans” means the New Term Loans made by the New Term Loan Lenders to the Borrower pursuant to a Joinder Agreement dated as of May 25, 2011.
“Term B-3 Lenders” means the Lenders under the Term B-3 Loans.
“Term B-3 Loans” means the New Term Loans made by the New Term Loan Lenders to the Borrower pursuant to a Joinder Agreement dated as of April 10, 2012.

“Term B-4 Closing Date” means the date upon which the funding of the Term B-4 Loans shall have been made to the Borrower by the Term B-4 Lenders.
“Term B-4 Lenders” means the Lenders under the Term B-4 Loans.
“Term B-4 Loans” means the Term B-4 Loans made by the Term B-4 Lenders to the Borrower pursuant to the Term B-4 Joinder Agreement dated as of the Term B-4 Closing Date.
“Term B-4 Joinder Agreement” means that certain joinder agreement among the Loan Parties and the Administrative Agent dated as of the Term B-4 Closing Date.
“Term B-4 Maturity Date” means April 24, 2020.
“Term B-4 Required Lenders” means, as of any date of determination, Term B-4 Lenders holding more than 50% of the Term B-4 Loans and Term B-4 Commitments outstanding on such date; provided that Term B-4 Loans held by any Defaulting Lender shall be excluded for purposes of making a determination of Term B-4 Required Lenders.
“Total Leverage Ratio” means, with respect to the Borrower, at any date the ratio of (i) Consolidated Indebtedness of the Borrower (other than the Propco Subsidiaries) as of the last day of the fiscal quarter for which internal financial statements are available immediately preceding the date of calculation, determined on a consolidated basis in accordance with GAAP and as provided below to (ii) Consolidated EBITDA of Borrower (other than the Propco Subsidiaries) for the four full fiscal quarters for which internal financial statements are available immediately preceding the date of calculation. For purposes of calculating the Total Leverage Ratio for any period, the amount of Indebtedness of any Person represented by outstanding letters of credit shall be excluded from the amount of Indebtedness except to the extent such letter of credit has been drawn and not reimbursed by such Person. In the event that a Loan Party or Subsidiary of a Loan Party (other than the Propco Subsidiaries) incurs or repays or redeems any Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facilities) subsequent to the end of the period for which the Total Leverage Ratio is being calculated and on or prior to the event for which the calculation of the Total Leverage Ratio is made, then the Total Leverage Ratio shall be calculated giving pro forma effect to such incurrence or redemption or repayment of Indebtedness as if the same had occurred on the last day of the applicable period. The Total Leverage Ratio shall be calculated in a manner consistent with the pro forma provisions (to the extent applicable) of the definition of “Consolidated Fixed Charge Coverage Ratio.” The amount of Indebtedness under revolving credit facilities shall be based on the average of the month-end balances of such Indebtedness for the applicable prior twelve-month period.
“Total Net Leverage Ratio” means, with respect to the Borrower, at any date, the Total Leverage Ratio of Borrower as of such date; provided that for purposes of calculating Total Net Leverage Ratio, total Unrestricted Cash and Cash Equivalents held by a Loan Party or its Subsidiaries (other than Propco Subsidiaries) shall be deducted from Consolidated Indebtedness. The amount of Unrestricted Cash and Cash Equivalents included in such calculation (i) for purposes of Section 7.06(f) shall be based on the average of the month-end balances of such Unrestricted Cash and Cash Equivalents for the applicable period and (ii) for purposes of Section 2.03(e) shall be based on the amount of Unrestricted Cash and Cash Equivalents as of the last day of the applicable Fiscal Year. Notwithstanding anything to the contrary herein, the maximum amount of Unrestricted Cash and Cash Equivalents that may be netted from Consolidated Indebtedness in calculating the Total Net Leverage Ratio for purposes of Section 2.03(e) shall not exceed (x) $175.0 million in respect of the Fiscal Year ending January 2012 and (y) $225.0 million in respect of each Fiscal Year thereafter.

“Transactions” means the execution, delivery and performance by each of the Loan Parties of each of the Loan Documents to which it is a party, the borrowing of Loans, the issuance of the Secured Notes, the Refinancing and the payment of the fees and expenses incurred in connection therewith.
“Treasury Rate” means, as of any date of prepayment, the yield to maturity as of such date of prepayment of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to the date of prepayment (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the date of prepayment to the one and one-half year anniversary of the Term B-4 Closing Date.
“Trigger Date Appraisal” means a Recent Appraisal of all Specified Real Property that may be delivered by the Borrower to the Administrative Agent prior to the date that is 120 days after the Springing Covenant Trigger Date that is designated as the “Trigger Date Appraisal”; provided that, the Initial Appraisal cannot be the Trigger Date Appraisal. To the extent that more than one such Appraisal has been delivered during such period, then the Appraisal dated as of the latest date shall be deemed to be the “Trigger Date Appraisal”.
“Type” means the character of a Loan as a Base Rate Loan or a Eurodollar Rate Loan.
“UCC” means the Uniform Commercial Code as in effect from time to time (except as otherwise specified) in any applicable state or jurisdiction.
“United States” and “U.S.” mean the United States of America.
“Unrestricted Cash and Cash Equivalents” means cash and Cash Equivalents characterized as unrestricted in accordance with GAAP.
“Unsecured Term Loan Agreement” means that certain credit agreement, dated as of December 1, 2006, by the Borrower, each lender from time to time party thereto, Banc of America Bridge LLC, as administrative agent, and the other arrangers and agents party thereto, as amended prior to the Restatement Date.
“Voting Stock” means, with respect to any Person, any class or classes of Equity Interests pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors of such Person.
“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
1.02     Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)    The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Charter Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns, (iii) the words “herein,” “hereof,” “hereto” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
(b)    In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding,” and the word “through” means “to and including.”
(c)    Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
1.03     Accounting Terms. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect on the Restatement Date. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. It is understood and agreed that any recharacterization of an accounting entry or term shall be permitted hereunder so long as the action relating to or underlying the entry or item as so recharacterized would have been permitted if it had originally been characterized in such manner.
1.04     Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).
1.05     Resolution of Drafting Ambiguities. The Borrower acknowledges and agrees that it was represented by counsel in connection with the execution and delivery of the Loan Documents, that it and its counsel reviewed and participated in the preparation and negotiation of the Loan Documents and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Loan Documents.
1.06     Currency Equivalents Generally. Any amount specified in this Agreement (other than in Articles II, IX and X) or any of the other Loan Documents to be in Dollars shall also include the equivalent of such amount in any currency other than Dollars, such equivalent amount thereof in the applicable currency to be determined by the Administrative Agent at such time on the basis of the Spot Rate (as defined below) for the purchase of such currency with Dollars. For purposes of this Section 1.06, the “Spot Rate” for a currency means the rate determined by the Administrative Agent to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date two Business Days prior to the date of such determination; provided that the Administrative Agent may obtain such spot rate from another financial institution designated by the Administrative Agent if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency.
ARTICLE II

THE COMMITMENTS AND BORROWING OF LOANS
2.01     Loans. Subject to the terms and conditions set forth herein, each Lender having an Initial Loan Commitment severally agrees to make an Initial Loan to the Borrower on the Restatement Date, in the amount of such Lender’s Initial Loan Commitment as set forth on Schedule 2.01. Amounts borrowed under this Section 2.01 and subsequently repaid or prepaid may not be reborrowed. Initial Loans on the Restatement Date may be made as Eurodollar Rate Loans.
2.02     Borrowings, Conversions and Continuations of Loans.
(a)    The borrowing of Loans, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent. Such notices may be provided by (A) telephone or (B) a Borrowing or Conversion Notice; provided that each such telephone notice (x) in respect of Base Rate Loans must be received by no later than 3:00 p.m. on the Business Day prior to the date of such Borrowing and (y) is thereafter confirmed in writing and received by the Administrative Agent not later than (i) 2:00 p.m., two Business Days prior to the requested date of any borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans and (ii) 12:00 noon, on the requested date of any borrowing of Base Rate Loans; provided, further, that if the Borrower wishes to request Eurodollar Rate Loans having an Interest Period other than one, two, three, six or twelve months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. four Business Days prior to the requested date of such Borrowing, conversion or continuation, whereupon the Administrative Agent shall give prompt notice to the applicable Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 11:00 a.m., three Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Borrowing or Conversion Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each conversion to or continuation of Eurodollar Rate Loans shall be in an amount equal to $1.0 million or a whole multiple of $1.0 million in excess thereof. Each conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Borrowing or Conversion Notice (whether telephonic or written) shall specify (i) in the case of a conversion or continuation, whether the Borrower is requesting a conversion of Loans from one Type to the other or a continuation of Eurodollar Rate Loans, (ii) the requested date of the borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted and (v) in the case of a Eurodollar Rate Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period.” If the Borrower fails to specify a Type of Loan in a Borrowing or Conversion Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans.
(b)    Following receipt of a Conversion Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation described in Section 2.02(a). In the case of the borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in Dollars in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Borrowing or Conversion Notice. Upon satisfaction of the applicable conditions set forth in Section 4.01, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Banc of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower.
(c)    Except as otherwise provided herein, a Eurodollar Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Rate Loan unless the Borrower pays breakage costs incurred in connection with such conversion and required to be paid pursuant to Section 3.05 of which it has been notified. During the existence of a Default, no Loans may be converted to or continued as Eurodollar Rate Loans without the consent of the Required Lenders.
(d)    The Administrative Agent shall promptly notify the Borrower and the applicable Lenders of the interest rate applicable to any Interest Period for Eurodollar Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Administrative Agent’s prime rate used in determining the Base Rate promptly following the public announcement of such change.
2.03     Prepayments.
(a)    Optional. The Borrower may, upon notice to the Administrative Agent, voluntarily prepay the Loans in whole or in part (and such prepayment shall be applied to any Class and Type of Loan as directed by the Borrower) at any time without premium or penalty (subject to the premium set forth in Section 2.03(h), if applicable); provided that (A) such notice shall be in a form reasonably acceptable to the Administrative Agent and be given in accordance with Section 2.03(g); (B) any prepayment of Eurodollar Rate Loans shall be in a principal amount of $1.0 million or a whole multiple of $1.0 million in excess thereof or, if less, the entire principal amount thereof then outstanding; and (C) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. For the avoidance of doubt, the Borrower may, in its sole discretion, optionally prepay any Class of Loans on a non-pro rata basis without prepaying any other Class of Loans. Each such notice shall be in the form of Exhibit A-2 and shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall be committed to make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, unless otherwise revoked prior to the date of such prepayment in accordance with Section 2.03(f). Any prepayment of a Eurodollar Rate Loan shall be accompanied by any additional amounts required pursuant to Section 3.05.

(b)    Asset Sales. Following the receipt of any Net Cash Proceeds of any Asset Sale after the Restatement Date, (x) at the option of the Borrower pursuant to a written notice of reinvestment delivered to the Administrative Agent, the Borrower may reinvest all or any portion of such Net Cash Proceeds in assets useful for its business (A) within twelve (12) months following receipt of such Net Cash Proceeds or (B) if within twelve (12) months following receipt thereof the Borrower enters into a legally binding commitment to reinvest such Net Cash Proceeds, within 180 days of the date of such legally binding commitment; provided that (1) if the assets subject to such Asset Sale constituted Real Property, such reinvestment may not be made in assets other than Real Property (other than fixtures that are depreciated on a book value basis in accordance with GAAP within four years or less), (2) if an Event of Default shall have occurred and be continuing, the Borrower shall not be permitted to make any such reinvestments (other than pursuant to a legally binding commitment that the Borrower entered into at a time when no Event of Default existed or was continuing) ~~and~~, (~~2~~3) if the assets subject to such Asset Sale constituted Geoffrey Collateral, such reinvestment may only be in assets constituting Geoffrey Collateral and (4) following the Springing Covenant Trigger Date, if the assets subject to such Asset Sale constituted Specified Real Property that is Collateral, such reinvestment may only be made in Specified Real Property that is Collateral (or that will, upon such reinvestment become Collateral) and (y) any remaining Net Cash Proceeds from such Asset Sale shall be applied on the last day of such twelve-month or 180-day period, as applicable, to the prepayment of the Loans pursuant to ~~this~~ Section 2.03(~~b~~f) or (j), as applicable.
Notwithstanding the foregoing, no such prepayment shall be required under this Section 2.03(b) with respect to:
~~(A)    amounts not in excess of the Required ABL Prepayment Amount on such date;~~
(~~B~~A)    the disposition of property which constitutes Extraordinary Receipts; and
(~~C~~B)    Net Cash Proceeds from an Asset Sale by (1) a Foreign Subsidiary of the Borrower (unless, and to the extent that, any such proceeds are repatriated to the United States) or (2) Geoffrey International LLC unless and to the extent that such proceeds are dividended, loaned or otherwise transferred to a Loan Party.
(~~D~~c)    Debt Issuance or Disqualified Capital Stock Issuance. Promptly following the receipt of any Net Cash Proceeds of any Debt Issuance after the Restatement Date or any issuance by any Loan Party of Disqualified Capital Stock after the Restatement Date, the Borrower shall apply 100% of such Net Cash Proceeds to the repayment of Loans~~; provided that no such prepayment shall be required under this Section 2.03(c) with respect to amounts not in excess of the Required ABL Prepayment Amount~~.
(~~c~~d)    Extraordinary Receipts. Promptly following the receipt of any Net Cash Proceeds from any Extraordinary Receipts, at the option of the Borrower, the Borrower may reinvest all or any portion of such Net Cash Proceeds to repair, replace or restore any property in respect of which such Net Cash Proceeds were paid ~~is~~or to reinvest in other fixed or capital assets (provided that (1) if such Extraordinary Receipts are in respect of Real Property, such reinvestment may not be made in assets other than Real Property (other than fixtures that are depreciated on a book value basis in accordance with GAAP within four years or less) and (2) following the Springing Covenant Trigger Date, if such Extraordinary Receipts are in respect of Specified Real Property that is Collateral, such reinvestment may only be made in Specified Real Property that is Collateral (or that will, upon such reinvestment become Collateral)) within (x) twelve (12) months following receipt of such Net Cash Proceeds or (y) if the Borrower enters into a legally binding commitment to reinvest such Net Cash Proceeds within twelve (12) months following receipt thereof, within 180 days of the date of such legally binding commitment but in any event no earlier than the twelfth month following receipt of such Net Cash Proceeds; provided that (i) if an Event of Default shall have occurred and be continuing, the Borrower shall not be permitted to make any such reinvestments (other than pursuant to a legally binding commitment that the Borrower entered into at a time when no Event of Default existed or was continuing) and (ii) if any Net Cash Proceeds cannot be so reinvested during the periods described above, an amount equal to any such Net Cash Proceeds shall be applied on the last day of such period to the prepayment of the Loans pursuant to ~~this~~ Section 2.03(~~d~~f) or (j) as applicable.
(~~d~~e)    Excess Cash Flow. If, for any Fiscal Year of the Borrower commencing with the Fiscal Year ending January ~~28~~30, ~~2012~~2016, there shall be Excess Cash Flow, the Borrower shall, on the Excess Cash Flow Application Date relating to such Fiscal Year, prepay the Loans in an amount equal to the Excess Cash Flow Percentage of such Excess Cash Flow. Each such prepayment shall be made on a date (an “Excess Cash Flow Application Date”) no later than ten days after the date on which the financial statements of the Borrower referred to in Section 6.01(a) for such Fiscal Year are required to be delivered to the Administrative Agent. Each such prepayment shall be subject to the procedures set forth in this Section 2.3.
(~~e~~f)    Application of Prepayments. Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing(s) to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (g) of this Section. Except as provided in Section 2.03(j), in the event of any mandatory prepayment of Borrowings made at a time when Borrowings of more than one Class remain outstanding, the Borrower shall select Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between Borrowings (and, to the extent provided in the Refinancing Amendment for any Class of Other Loans, the Borrowings of such Class) pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class. Any Lender (and, to the extent provided in the Refinancing Amendment for any Class of Other Loans, any Lender that holds Other Loans of such Class) may elect, by notice to the Administrative Agent in writing at least three Business Days prior to the prepayment date, to decline all or any portion of any prepayment of its Loans or Other Loans of any such Class pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, a mandatory prepayment pursuant to Section 2.03(c) in respect of refinancing indebtedness and mandatory prepayments pursuant to Section 2.03(j), which may not be declined), in which case the aggregate amount of the prepayment that would have been applied to prepay Loans or Other Loans of any such Class but was so declined shall be retained by the Borrower and the Subsidiaries (such amounts, “Retained Declined Proceeds”). Optional prepayments of Borrowings shall be allocated among the Classes of Borrowings as directed by the Borrower. In the absence of a designation by the Borrower as described in the preceding provisions of this paragraph of the Type of Loan of any Class, Amounts to be applied pursuant to this Section 2.03 to the prepayment of Loans shall be applied first to reduce outstanding Base Rate Loans. Any amounts remaining after each such application shall be applied to prepay Eurodollar Rate Loans. Notwithstanding the foregoing, if the amount of any prepayment of Loans required under this Section 2.03 shall be in excess of the amount of the Base Rate Loans at the time outstanding (an “Excess Amount”), only the portion of the amount of such prepayment as is equal to the amount of such outstanding Base Rate Loans shall be immediately prepaid and, at the election of the Borrower, the Excess Amount shall be either (A) deposited in an escrow account on terms reasonably satisfactory to the Administrative Agent and the Borrower and applied to the prepayment of Eurodollar Rate Loans on the last day of the then next-expiring Interest Period for Eurodollar Rate Loans; provided that (i) interest in respect of such Excess Amount shall continue to accrue thereon at the rate provided hereunder for the Loans which such Excess Amount is intended to repay until such Excess Amount (and any returns on investment relating thereto) shall have been used in full to repay such Loans and (ii) at any time while an Event of Default has occurred and is continuing, the Administrative Agent may, and upon written direction from the Required Lenders shall, apply any or all proceeds then on deposit to the payment of such Loans in an amount equal to such Excess Amount or (B) prepaid immediately, together with any amounts owing to the Lenders under Section 3.05.

(~~f~~g)    Notice of Prepayment. The Borrower shall notify the Administrative Agent by written notice of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Rate Loan, not later than 12:00 noon, two Business Days before the date of prepayment and (ii) in the case of prepayment of a Base Rate Loan, not later than 12:00 noon, one Business Day before the date of prepayment. Each such notice shall be in the form of Exhibit A-2 and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice of prepayment shall be revocable on any Business Day prior to the date of repayment, provided that, within 5 Business Days of receiving a written demand for such reimbursement which sets forth the calculation of breakage costs incurred and payable pursuant to Section 3.05 in reasonable detail, the Borrower shall reimburse the Lenders for such breakage costs associated with the revocation of any notice of prepayment. Each mandatory prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing and otherwise in accordance with this Section 2.03. Each optional prepayment of a Borrowing shall be applied among the Classes and Types of Borrowings as directed by the Borrower and otherwise in accordance with this Section 2.03. Prepayments shall be accompanied by accrued interest as required by Section 2.06.
(~~g~~h)    Prepayment Premium. Upon any voluntary prepayment of the Loans (in whole or in part, including pursuant to a refinancing thereof) at any time on or prior to the first anniversary of the Restatement Date with the proceeds of any Repricing Transaction, Borrower shall pay a premium equal to 1.00% of the principal amount of any portion of such Loans optionally prepaid. Upon any voluntary prepayment of the Loans (including, for the avoidance of doubt, any Initial Loans, Term B-2 Loans or Term B-3 Loans) (in whole or in part, including pursuant to a refinancing thereof) at any time after the Amendment No. 2 Effective Date and prior to the first anniversary of the Amendment No. 2 Effective Date with the proceeds of any Repricing Transaction, Borrower shall pay a premium equal to 1.00% of the principal amount of any portion of such Loans optionally prepaid. Upon any voluntary prepayment of the Term B-4 Loans (in whole or in part, including pursuant to a refinancing thereof) or mandatory prepayments pursuant to Sections 2.03(c) or 2.03(j)(i) (other than with respect to Restricted Payments (as defined in the IntermediateCo Unsecured Guarantee) funded from net cash proceeds of Asset Sales (as defined in the IntermediateCo Unsecured Guarantee, but without giving effect to the minimum dollar threshold in clause (c) in the definition thereof) by IntermediateCo and its Subsidiaries) at any time after the Term B-4 Closing Date and prior to the date that is one and one-half years after the Term B-4 Closing Date, Borrower shall pay a premium equal to the Applicable Premium of the principal amount of any portion of the Term B-4 Loans prepaid, (ii) from the one and one-half year anniversary of the Term B-4 Closing Date but prior to the two and one-half year anniversary of the Term B-4 Closing Date, Borrower shall pay a premium equal to 2.00% of the principal amount of any portion of the Term B-4 Loans optionally prepaid (including pursuant to a refinancing thereof) or any mandatory prepayment pursuant to Sections 2.03(c) and 2.03(j)(i) (other than with respect to Restricted Payments (as defined in the IntermediateCo Unsecured Guarantee) funded from net cash proceeds of Asset Sales (as defined in the IntermediateCo Unsecured Guarantee, but without giving effect to the minimum dollar threshold in clause (c) in the definition thereof) by IntermediateCo and its Subsidiaries) and (iii) from the two and one-half year anniversary of the Term B-4 Closing Date but prior to the three and one-half year anniversary of the Term B-4 Closing Date, Borrower shall pay a premium equal to 1.00% of the principal amount of any portion of the Term B-4 Loans optionally prepaid (including pursuant to a refinancing thereof) or any mandatory prepayment pursuant to Sections 2.03(c) and 2.03(j)(i) (other than with respect to Restricted Payments (as defined in the IntermediateCo Unsecured Guarantee) funded from net cash proceeds of Asset Sales (as defined in the IntermediateCo Unsecured Guarantee, but without giving effect to the minimum dollar threshold in clause (c) in the definition thereof) by IntermediateCo and its Subsidiaries).

(~~h~~i)    Notwithstanding anything to the contrary in Section 2.03, with respect to the amount of any mandatory prepayment described in Sections 2.03(b) ~~through~~, (c) (other than refinancing indebtedness), (d) and (e) that is required to be applied towards the repayment of Loans (such amount, the “Prepayment Amount”), the Borrower will, in lieu of automatically applying such amount to the prepayment of Loans as provided in Section 2.03 above on the date specified in Sections 2.03(b) ~~through~~, (c) (other than refinancing indebtedness), (d) and (e) for such prepayment, give the Administrative Agent ~~telephonic notice (promptly confirmed in writing)~~written notice requesting that the Administrative Agent prepare and provide to each Lender a notice (each, a “Prepayment Option Notice”), as described below. As promptly as practicable after receiving such notice from the Borrower, the Administrative Agent will ~~send to each Lender~~provide a Prepayment Option Notice to the Lender via posting to the Platform, which shall be in the form of Exhibit K, and shall include an offer by the Borrower to prepay on the date (each a “Mandatory Prepayment Date”) that is 5 Business Days after the date of the Prepayment Option Notice, the relevant Loans of such Lender by an amount equal to the portion of the Prepayment Amount indicated in such Lender’s Prepayment Option Notice as being applicable to such Lender’s Loans. On the Mandatory Prepayment Date, the Borrower shall pay to the relevant Lenders the aggregate amount necessary to prepay that portion of the outstanding relevant Loans as described above in respect of which such Lenders have accepted prepayment (it being understood that a failure to respond to a Prepayment Option Notice shall be deemed an acceptance of the prepayment referenced therein); provided that if after the application of amounts above, any portion of the Prepayment Amount not accepted by the Lenders shall remain, such amount may be retained by the Borrower.
(j)    Term B-4 Loan Mandatory Prepayments.
(i) Upon the occurrence of (x) a Specified Mandatory Prepayment Event (as defined in the IntermediateCo Unsecured Guarantee), the Borrower shall within 30 days mandatorily prepay to the Term B-4 Lenders an amount equal to 100% of the amount of the net cash proceeds from the corresponding debt incurrence or issuance or restricted payment which triggered such Specified Mandatory Prepayment Event and (y) an Incremental Mandatory Prepayment Event (as defined in the IntermediateCo Unsecured Guarantee), the Borrower shall within 10 days mandatorily prepay to the Term B-4 Lenders an amount equal to 50% of the corresponding dividend or distribution made by IntermediateCo to its parent entity, in each case, without duplication of any other mandatory prepayments made under this Section 2.03(j).
(ii)    Following the Springing Covenant Trigger Date, any Net Cash Proceeds from Asset Sales in respect of Specified Real Property which are not otherwise reinvested in accordance with Section 2.03(b) shall be applied by the Borrower to prepay the Term B-4 Loans (without duplication of any other mandatory prepayments made under this Section 2.03(j)).
(iii)    Following the Springing Covenant Trigger Date, any Net Cash Proceeds from Extraordinary Receipts in respect of Specified Real Property which are not otherwise reinvested in accordance with Section 2.03(d) shall be applied by the Borrower to prepay the Term B-4 Loans (without duplication of any other mandatory prepayments made under this Section 2.03(j)).
(iv)    The Borrower shall mandatorily prepay the Term B-4 Loans in an amount equal to 100% of the net cash proceeds of any Asset Sales (as defined in the InteremediateCo Unsecured Guarantee) made by IntermediateCo or any Intermediate Parent (as defined in the IntermediateCo Unsecured Guarantee) which are not reinvested in accordance with Section 5.2 of the IntermediateCo Unsecured Guarantee (without duplication of any other mandatory prepayments made under this Section 2.03(j)).
(v)    If, on the Springing Covenant Trigger Date,

(A) the Administrative Agent has received the Initial Appraisal and the Trigger Date Appraisal and the Appraised Value (as determined by the Trigger Date Appraisal) of the Specified Real Property is less than the Specified Real Property Value, then to the extent that, prior to the Springing Covenant Trigger Date, the Borrower has sold any Real Property that at the time of such sale was Specified Real Property, the Borrower shall mandatorily prepay the Term B-4 Loans on the date that is 120 days after the Springing Covenant Trigger Date in an amount equal to the lesser of (i)(1) the Net Cash Proceeds from such sale of Specified Real Property (determined as of the time of such sale) (other than to the extent that any such Net Cash Proceeds were reinvested in any Real Property that became Specified Real Property), less (2) the amount of Net Cash Proceeds that were mandatorily prepaid in respect of Term B-4 Loans from such sales of Specified Real Property (determined as of the time of such sale) pursuant to Sections 2.03(b) and 2.03(d) and (ii)(1) the Specified Real Property Value, less (2) the Appraised Value (as determined by the Trigger Date Appraisal) of the Specified Real Property on the Springing Covenant Trigger Date; or
(B) the Administrative Agent has not received the Initial Appraisal and/or the Trigger Date Appraisal, then to the extent that, prior to the Springing Covenant Trigger Date, the Borrower has sold any Real Property that at the time of such sale was Specified Real Property, the Borrower shall mandatorily prepay the Term B-4 Loans on the date that is 120 days after the Springing Covenant Trigger Date in an amount equal to (1) the Net Cash Proceeds from such sale of Specified Real Property (determined as of the time of such sale) (other than to the extent that any such Net Cash Proceeds were reinvested in any Real Property that became Specified Real Property), less (2) the amount of Net Cash Proceeds that were mandatorily prepaid in respect of Term B-4 Loans from such sales of Specified Real Property (determined as of the time of such sale) pursuant to Sections 2.03(b) and 2.03(d).
With respect to each mandatory prepayment pursuant to this Section 2.03(j), the amount of such mandatory prepayment shall be the amount set forth in the notice from IntermediateCo to the Administrative Agent and the Borrower upon the occurrence of such mandatory prepayment event, and such amount shall be deemed to be accurate and conclusive, absent manifest error promptly notified to the Administrative Agent and the Borrower and reasonably determined as such by the Administrative Agent.
For the avoidance of doubt, if a mandatory prepayment event arises under this Section 2.03(j) with respect to (i) an incurrence or issuance of Indebtedness or Disqualified Capital Stock (regardless of what the use of proceeds of such incurrence or issuance are used for (including if a RP Mandatory Prepayment Event would arise in connection therewith)) other than an incurrence or issuance of Indebtedness which would trigger an Incremental Mandatory Prepayment Event, such mandatory prepayment shall be treated only as an Indebtedness Mandatory Prepayment Event, (ii) an incurrence or issuance of Indebtedness which would trigger an Incremental Mandatory Prepayment Event (including if a RP Mandatory Prepayment Event would arise in connection with the use of proceeds of such incurrence or issuance), such mandatory prepayment shall be treated only as an Incremental Mandatory Prepayment Event, (iii) a Restricted Payment which is not funded with the proceeds of a concurrent or related (A) issuance or incurrence of Indebtedness that is subject to an Incremental Mandatory Prepayment Event or an Indebtedness Mandatory Prepayment Event or (B) asset sale which gives rise to a mandatory prepayment event pursuant to Section 2.03(j)(iv), in the cases of clauses (A) and (B), such mandatory prepayment shall be treated only as a RP Mandatory Prepayment Event and (iv) an asset sale which gives rise to a mandatory prepayment event pursuant to Section 2.03(j)(iv), such mandatory prepayment shall be treated only as a mandatory prepayment arising from Section 2.03(j)(iv). Notwithstanding anything herein to the contrary, the capitalized terms used in this paragraph shall have the meanings ascribed to such defined terms in the IntermediateCo Unsecured Guarantee, and if not defined therein, the Propco I Term Loan Agreement (as defined in the IntermediateCo Unsecured Guarantee).

2.04     Termination of Commitments. The Commitments of each Lender shall automatically terminate on the Restatement Date upon the borrowing of the Loans on such date.
2.05     Repayment of Loans.
(a)    The Borrower shall repay to the Administrative Agent for the ratable account of the Initial Loan Lenders on the Maturity Date the aggregate amount of all Initial Loans outstanding on such date.
(b)    The Borrower shall repay to the Administrative Agent for the ratable account of the Initial Loan Lenders on each date set forth below (each, an “Initial Loan Repayment Date”) a principal amount in respect of the Initial Loans equal to (x) the outstanding principal amount of Initial Loans made on the Restatement Date multiplied by (y) the percentage set forth below opposite such Initial Loan Repayment Date (each, an “Initial Loan Repayment Amount”):

Date	Initial Loan Repayment Amount
November 30, 2010	0.25%
February 28, 2011	0.25%
May 31, 2011	0.25%
August 31, 2011	0.25%
November 30, 2011	0.25%
February 29, 2012	0.25%
May 31, 2012	0.25%
August 31, 2012	0.25%
November 30, 2012	0.25%
February 28, 2013	0.25%
May 31, 2013	0.25%
August 31, 2013	0.25%
November 30, 2013	0.25%
February 28, 2014	0.25%
May 31, 2014	0.25%
August 31, 2014	0.25%
November 30, 2014	0.25%
February 28, 2015	0.25%
May 31, 2015	0.25%
August 31, 2015	0.25%
November 30, 2015	0.25%
February 28, 2016	0.25%
May 31, 2016	0.25%
Maturity Date	Remaining outstanding amount
(c)    In the event that any New Term Loans are made, such New Term Loans shall be repaid by the Borrower in the amounts ~~(each, a “New Loan Repayment Amount”)~~ and on the dates set forth in the applicable Joinder Agreement.
(d)    The Term B-4 Loans shall be repaid by the Borrower in the amounts and on the dates set forth in the Term B-4 Joinder.

2.06     Interest.
(a)    Subject to the provisions of subsection (b) below, each Loan that is a (i) Eurodollar Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate; and (ii) Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.
(b)    Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due (without regard to any applicable grace periods), whether at stated maturity, upon acceleration or otherwise, such overdue amount shall, to the extent permitted by applicable law, bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal or interest on any Loan, 2% plus the rate otherwise applicable to such Loan as provided in Section 2.06(a) or (ii) in the case of any other overdue amount, 2% plus the rate applicable to Base Rate Loans as provided in Section 2.06(a) (in either case, the “Default Rate”).
(c)    Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto; provided that (i) interest accrued pursuant to Section 2.06(b) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Rate Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
2.07     Fees.
(a)    The Borrower shall pay to the Arrangers and the Administrative Agent for their own respective accounts fees in the amounts and at the times previously agreed in writing by such parties.
(b)    The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified.
2.08     Computation of Interest and Fees. All computations of interest for Base Rate Loans including Base Rate Loans (determined by reference to the Eurodollar Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made or continued or converted from a Loan of another Type, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.10(a), bear interest for one day. Any change in the interest rate in a Loan resulting from a change in the Base Rate or the Eurodollar Reserve Percentage shall become effective as of the opening of business on the day on which such change becomes effective. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
2.09     Evidence of Indebtedness.
(a)    The Loans, and the principal and interest due with respect thereto, made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the

Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.
(b)    Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to a Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.
2.10     Payments Generally; Administrative Agent’s Clawback.
(a)    General. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
(b)    (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s Pro Rata Share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then each of the applicable Lender and the Borrower agrees to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Loans of the Type comprising such Borrowing. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii)    Payments by the Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.
(c)    Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the Loans set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(d)    Obligations of Lenders Several. The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or to make its payment under Section 10.04(c).
(e)    Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
(f)    Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of Loans then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of Loans then due to such parties.
2.11     Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans and accrued interest thereon greater than its Pro Rata Share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact and (b) purchase (for cash at face value) participations in the Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with their respective Pro Rata Share; provided that:

(i)    if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest;
(ii)    the provisions of this section shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which, subject to clause (iii) below, the provisions of this section shall apply); and
(iii) the provisions of this section shall not apply to any assignment made pursuant to, and in accordance with, Section 10.06(h)(II).
Subject to the provisions of Section 10.06(d), each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.
2.12     Incremental Facilities.
(a)    The Borrower may by written notice to the Administrative Agent elect to request the establishment of (i) one or more additional tranches of term loans (the commitments thereto, the “New Term Loan Commitments”), ~~by~~(ii) one or more new revolving credit commitments or unsecured revolving credit commitments (any such new commitments, the “New Revolving Credit Commitments”), or (iii) one or more new pari passu notes (any such new notes, the “Incremental Notes” and together with the New Term Loan Commitments and the New Revolving Credit Commitments, the “New Loan Commitments”), in an aggregate amount not in excess of the Maximum Incremental Facilities Amount in the aggregate and not less than $~~25,000,000~~25 million individually (or such lesser amount as (x) may be approved by the Administrative Agent or (y) shall constitute the difference between the Maximum Incremental Facilities Amount and all such New Loan Commitments obtained on or prior to such date). Each such notice shall specify the date (each, an “Increased Amount Date”) on which the Borrower proposes that the New Loan Commitments shall be effective, which shall be a date not less than ten Business Days after the date on which such notice is delivered to the Administrative Agent. The Borrower shall specify the identity of each Eligible Assignee (and any existing Lender) to whom the Borrower proposes any portion of such New Loan~~s~~ Commitments be allocated and the amounts of such allocations; provided, however, that (A) any existing Lender approached to provide all or a portion of the New Loan~~s~~ Commitments may elect or decline, in its sole discretion, to provide all or any portion of such New Loan~~s~~ Commitments and (B) any Eligible Assignee that is not an existing Lender shall be approved by the Administrative Agent and the Borrower. In each case, such New Loan Commitments shall become effective as of the applicable Increased Amount Date; provided that (i) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to such New Loan Commitments, as applicable; (ii) both before and after giving effect to the making of any New Loan~~s~~ Commitments, each of the conditions set forth in Section 4.01 shall be satisfied; (iii) the New Term Loan Commitments shall be effected pursuant to one or more Joinder Agreements executed and delivered by the Borrower and Administrative Agent, and each of which shall be recorded in the Register and shall be subject to the requirements set forth in Section 3.01(e); (iv) the Borrower shall make any payments required pursuant to Section 2.11 in connection with the New Loan Commitments, as applicable; (v) the Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by Administrative Agent in connection with any such transaction; and (vi) the interest rates and amortization schedule applicable to any New ~~Loans under the New~~ Loan Commitments shall be determined by the Borrower and the New Term Loan Lenders or New Revolving Credit Lenders, as applicable, thereunder; provided that if the applicable interest rate margin relating to the New Loan~~s~~ Commitments (the “~~Incremental~~New Loan Applicable Rate”) exceeds the Applicable Rate relating to the existing Loans by more than 0.25%, the Applicable Rate relating to the existing Loans shall be adjusted to be equal to the ~~Incremental~~New Loan Applicable Rate minus 0.25%; provided, further, that in determining such applicable interest rates, (x) original issue discount (“OID”) or upfront fees (which shall be deemed to constitute like amount of OID) paid by the Borrower to the Lenders under the New Loan~~s~~ Commitments and the existing Loans in the initial primary syndication thereof shall be included and equated to interest rate (with OID being equated to interest based on an assumed four-year life to maturity) and (y) any changes to the interest rate “floor” shall be deemed to be an equivalent change in the applicable interest rate margin for the New Loan~~s~~ Commitments.
(b)    On any Increased Amount Date on which any New Term Loan Commitments are effective, subject to the satisfaction of the foregoing terms and conditions, (i) each Lender with a New Term Loan Commitment (each, a “New Term Loan Lender”) of any series shall make a loan (which may be in the form of cash or through a cashless rollover of existing Loans of another Class hereunder) to the Borrower (a “New Term Loan”) in an amount equal to its New Term Loan Commitment, and (ii) each New Term Loan Lender shall become a Lender hereunder with respect to the New Term Loan Commitment and the New Term Loans of such series made pursuant thereto. On any Increased Amount Date on which any New Revolving Credit Commitments of any Class are effected through the establishment of one or more New Revolving Credit Commitments, subject to the satisfaction of the terms and conditions in this Section 2.12, (i) each Lender with a New Revolving Credit Commitment (each, a “New Revolving Credit Lender”) of such Class shall make its Commitment available to the Borrower (when borrowed, a “New Revolving Credit Loan” and collectively with any New Term Loan, an “New Loan”) in an amount equal to its New Revolving Credit Commitment of such Class and (ii) each New Revolving Credit Lender of such Class shall become a Lender hereunder with respect to the New Revolving Credit Commitment of such Class and the New Revolving Credit Loans of such Class made pursuant thereto. Notwithstanding the foregoing, New Term Loans may have identical terms to any of the Loans and be treated as the same Class as any of such Loans.
(c)    The terms and provisions of any New Term Loans and New Term Loan Commitments shall be, except as otherwise set forth herein or in the applicable Joinder Agreement, identical to one or more Classes of the existing initial Loans; provided that (i) the applicable New Loan Maturity Date of each series shall be no earlier than the Maturity Date and mandatory prepayment and other payment rights (other than scheduled amortization) of the New Term Loans and the Initial Loans shall be identical, (ii) the rate of interest and the amortization schedule applicable to the New Term Loans of each series shall be determined by the Borrower and the applicable New Term Loan Lenders and shall be set forth in each applicable Joinder Agreement; provided that the weighted average life to maturity of all New Term Loans shall be no shorter than the weighted average life to maturity of the Initial Loans, (iii) the New Term Loans shall rank pari passu in right of payment and of security with the Initial Loans and (iv) all other terms applicable to the New Term Loans of each series that differ from the existing Initial Loans shall be reasonably acceptable to the Administrative Agent (as evidenced by its execution of the applicable Joinder Agreement). The terms and provisions of any New Revolving Credit Loans and New Revolving Credit Commitments shall be reasonably determined by the Borrower and the New Revolving Credit Lenders.
(d)    As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the ~~Additional Loans Effective~~Increased Amount Date signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V ~~and~~, the other Loan Documents and the IntermediateCo Unsecured Guarantee are true and correct in all material respects on and as of the ~~Additional Loans Effective~~Increased Amount Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.12, the representations and warranties contained in subsections (a) and (b) of Section 5.06 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 and (B) no Event of Default or Default exists immediately before or immediately after giving effect to such addition.
(e)    Each Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement ~~and~~, the other Loan Documents and the IntermediateCo Unsecured Guarantee as may be necessary or appropriate, in the opinion of the Administrative Agent and the Borrower, to effect the provision of this Section 2.12.
2.13     Defaulting Lenders.
(a)    Waivers and Amendments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law, such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01.
(b)    Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto.
2.14     Refinancing Amendments
(a)    At any time after the Restatement Date, the Borrower may obtain, from any Lender or any additional Lender, Credit Agreement Refinancing Indebtedness in respect of all or any portion of the Loans then outstanding under this Agreement (which will be deemed to include any then outstanding Other Loans), in the form of Other Loans or Other Commitments, in each case pursuant to a Refinancing Amendment; provided that the net proceeds of such Credit Agreement Refinancing Indebtedness shall be applied, substantially concurrently with the incurrence thereof, to the prepayment of outstanding Loans (and termination of commitments related thereto) being so refinanced. Each Class of Credit Agreement Refinancing Indebtedness incurred under this Section 2.14 shall be in an aggregate principal amount that is (i) not less than $10 million and (ii) an integral multiple of $1.0 million, in excess thereof (in each case unless the Borrower and the Administrative Agent otherwise agree). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be deemed amended to the extent necessary to reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Other Loans and/or Other Commitments). Any Refinancing Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement, the other Loan Documents and the IntermediateCo Unsecured Guarantee as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section.

(b)    Notwithstanding anything to the contrary, this Section 2.14 shall supersede any provisions in Section 2.03, Section 2.05, Section 2.10 or Section 10.01 to the contrary, in each case, to the extent necessary to implement the provisions contemplated by this Section 2.14.
2.15     Extension Offers
(a)    Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers made from time to time by the Borrower to all Lenders of any Class of Loans (each such Class, the “Extension Offer Class”), on a pro rata basis (based, in the case of an offer to the Lenders under any Class of Loans, on the aggregate outstanding Loans of such Class) (“Pro Rata Extension Offers”), the Borrower is hereby permitted, subject to the terms of this Section, to consummate transactions with individual Lenders from time to time to extend the maturity date of such Lender’s Loans of the applicable Extension Offer Class and, in connection therewith, to otherwise modify the terms of such Lender’s Loans of the applicable Extension Offer Class pursuant to the terms of the relevant Pro Rata Extension Offer (including, without limitation, increasing the interest rate or fees payable in respect of such Lender’s Loans and/or modifying the amortization schedule in respect of such Lender’s Loans of the applicable Extension Offer Class). Any such extension (an “Extension”) agreed to between the Borrower and any such Lender (an “Extending Lender”) shall become effective only with respect to such Lender’s Loans of the applicable Extension Offer Class as to which such Lender’s acceptance has been made (such extended Loans, the “Extended Loans”). The Borrower may pay a fee to any Extending Lender in connection with any such Extension so long as such fee is offered to all Lenders pursuant to the Pro Rata Extension Offers.
(b)    Each Extension shall be effected pursuant to an Extension Amendment Agreement executed and delivered by the Borrower, each applicable Extending Lender and the Administrative Agent; provided that the Borrower shall have delivered to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates and other customary documents as shall reasonably be requested by the Administrative Agent in connection therewith. Each Pro Rata Extension Offer and the applicable Extension Amendment Agreement shall specify the terms of the applicable Extended Loans; provided that (i) except as to interest rates, fees, other pricing terms, amortization, final maturity date, guarantees (only in the case of Extended Term Loans made on the Amendement No. 3 Effective Date), Collateral (only in the case of Extended Term Loans made on the Amendment No. 3 Effective Date) and participation in prepayments (which shall, subject to clauses (ii) through (iv) of this proviso, be determined by the Borrower and set forth in the Pro Rata Extension Offer), the Extended Loans shall have the same terms as the Class of Loans to which the applicable Pro Rata Extension Offer relates, (ii) the final maturity date of any Extended Loans shall be no earlier than the final maturity date applicable to the Class of Loans to which the applicable Pro Rata Extension Offer relates, (iii) the weighted average life to maturity of any Extended Loans shall be no shorter than the remaining weighted average life to maturity of the Class of Loans to which the applicable Pro Rata Extension Offer relates, and (iv) any Extended Loans may participate on (x) a pro rata basis, a less than pro rata basis or a greater than pro rata basis in any voluntary repayments or prepayments hereunder and (y) a pro rata basis or a less than pro rata basis (but not on a greater than pro rata basis) in any mandatory repayments or prepayments hereunder; provided that Extended Term Loans made on the Amendment No. 3 Effective Date pursuant to Amendment No. 3, may participate on a greater than pro rata basis in any mandatory repayments or prepayments hereunder. Each Extension Amendment Agreement may, without the consent of any Lender other than the applicable Extending Lenders, effect such amendments to this Agreement, the other Loan Documents and the IntermediateCo Unsecured Guarantee as may be necessary or appropriate, in the opinion of the Administrative Agent, to give effect to the provisions of this Section 2.15. Notwithstanding anything to the contrary herein, the Extended Loans may constitute a new Class of Loans or become a part of an existing Class of Loans as determined by the Borrower and set forth in the applicable Extension Amendment Agreement.

(c)    Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, (i) no Extended Loan is required to be in any minimum amount or any minimum increment unless the Borrower shall so determine, (ii) any Extending Lender may extend all or any portion of its Loans pursuant to one or more Pro Rata Extension Offers (subject to applicable proration in the case of over participation) (including the extension of any Extended Loan), (iii) unless otherwise set forth in an Intercreditor Agreement, all Extended Loans and all obligations in respect thereof shall be Obligations under this Agreement and the other Loan Documents that are secured by the Collateral on a pari passu basis with all other Obligations under this Agreement and the other Loan Documents and (iv) an Extension may be effected through a cashless rollover of existing Loans into Extended Loans and/or a cash prepayment of existing Loans followed by a concurrent funding of such cash prepayment amount less any fees paid in connection with such Extension into Extended Loans.
(d)    If the aggregate principal amount of the Loans in respect of which Lenders have accepted the relevant Pro Rata Extension Offer exceed the maximum aggregate principal amount of Loans offered to be extended by the Borrower pursuant to such Pro Rata Extension Offer, then the Loans shall be extended pro rata up to such maximum amount based on the respective principal amounts with respect to which such Lenders have accepted such Pro Rata Extension Offer.
(e)    Each Extension shall be consummated pursuant to procedures reasonably acceptable to the Administrative Agent and the Borrower and set forth in the associated Pro Rata Extension Offer; provided that the Borrower shall cooperate with the Administrative Agent in connection with making any Pro Rata Extension Offer to establish reasonable procedures with respect to mechanical provisions relating to such Extension, including, without limitation, timing, rounding and other adjustments.
ARTICLE III

TAXES, YIELD PROTECTION AND ILLEGALITY
3.01     Taxes.
(a)    Payments Free of Taxes. Unless required by applicable Law (as determined in good faith by the applicable withholding agent), and all payments by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Indemnified Taxes or Other Taxes; provided, however, that if the applicable withholding agent shall be required by applicable Law to deduct, or an Agent or a Lender shall be required to remit, any Taxes from such payments, then (i) in the case of Indemnified Taxes or Other Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after all required deductions or remittances for such Taxes (including deductions applicable to additional sums payable under this Section 3.01) have been made, the Administrative Agent or Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable withholding agent shall make such deductions and (iii) the applicable withholding agent shall pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.
(b)    Payment of Other Taxes by the Loan Parties. In addition, the Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with Applicable Law.
(c)    Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent and each Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Loan Parties hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto; provided that if the Borrower reasonably believes that such Taxes were not correctly or legally asserted, each Lender will use reasonable efforts to cooperate with the Borrower to obtain a refund of such taxes (which shall be repaid to the Borrower in accordance with Section 3.01(f)) so long as such efforts would not, in the sole determination of such Lender result in any additional costs, expenses or risks or be otherwise disadvantageous to it; provided, further, that the Borrower shall not be required to compensate any Lender pursuant to this Section 3.01 for any amounts incurred in any fiscal year for which such Lender is claiming compensation if such Lender does not furnish notice of such claim within six months from the end of such fiscal year; provided, further, that if the circumstances giving rise to such claim have a retroactive effect (e.g., in connection with the audit of a prior tax year), then the beginning of such six-month period shall be extended to include such period of retroactive effect. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or by the Administrative Agent on its own behalf or on behalf of any Lender, setting forth in reasonable detail the manner in which such amount was determined, shall be conclusive absent manifest error.
(d)    Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Loan Party to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(e)    Status of Lenders. Each Lender shall, at such times as are reasonably requested by the Borrower or the Administrative Agent, provide the Borrower and the Administrative Agent with any documentation prescribed by Law, or reasonably requested by the Borrower or the Administrative Agent, certifying as to any entitlement of such Lender to an exemption from, or reduction in, any withholding Tax with respect to any payments to be made to such Lender under the Loan Documents. Each such Lender shall, whenever a lapse in time or change in circumstances renders such documentation expired, obsolete or inaccurate in any material respect, deliver promptly to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the applicable withholding agent) or promptly notify the Borrower and the Administrative Agent of its inability to do so. Unless the applicable withholding agent has received forms or other documents satisfactory to it indicating that payments under any Loan Document to or for a Lender are not subject to withholding tax or are subject to such Tax at a rate reduced by an applicable tax treaty, the Borrower, Administrative Agent or other applicable withholding agent shall withhold amounts required to be withheld by applicable Law from such payments at the applicable statutory rate.
Without limiting the generality of the foregoing:
(a)    Each Lender that is a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement two properly completed and duly signed original copies of Internal Revenue Service Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding.
(b)    Each Foreign Lender shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter when required by Law or upon the reasonable request of the Borrower or the Administrative Agent) whichever of the following is applicable:

(I)    two duly completed copies of Internal Revenue Service Form W-8BEN (or any successor forms) claiming eligibility for benefits of an income tax treaty to which the United States of America is a party,
(II)    two duly completed copies of Internal Revenue Service Form W-8ECI (or any successor forms),
(III)    in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate, in substantially the form of Exhibit M (any such certificate a “United States Tax Compliance Certificate”), or any other form approved by the Administrative Agent, to the effect that such Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, and that no payments in connection with the Loan Documents are effectively connected with such Lender’s conduct of a U.S. trade or business and (y) two duly completed copies of Internal Revenue Service Form W-8BEN (or any successor forms),
(IV)    to the extent a Lender is not the beneficial owner (for example, where the Lender is a partnership, or is a Lender that has granted a participation), Internal Revenue Service Form W-8IMY (or any successor forms) of the Lender, accompanied by a Form W-8ECI, W-8BEN, United States Tax Compliance Certificate, Form W-9, Form W-8IMY (or other successor forms) or any other required information from each beneficial owner, as applicable (provided that, if the Lender is a partnership (and not a participating Lender) and one or more beneficial owners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate shall be provided by such Lender on behalf of such beneficial owner(s)), or
(V)    any other form prescribed by applicable requirements of U.S. federal income tax Law as a basis for claiming exemption from or a reduction in U.S. federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable Requirements of Law to permit the Borrower and the Administrative Agent to determine the withholding or deduction required to be made (including, in the case of any Lender claiming exemption from withholding under ~~Sections 1471 and 1472 of the Code~~FATCA, any documentation required to comply with such exemption).
Each Lender shall, from time to time after the initial delivery by such Lender of the forms described above, whenever a lapse in time or change in such Lender’s circumstances renders such forms, certificates or other evidence so delivered expired, obsolete or inaccurate, promptly (1) deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) renewals, amendments or additional or successor forms, properly completed and duly executed by such Lender, together with any other certificate or statement of exemption required in order to confirm or establish such Lender’s status or that such Lender is entitled to an exemption from or reduction in U.S. federal withholding tax or (2) notify Administrative Agent and the Borrower of its inability to deliver any such forms, certificates or other evidence.
Notwithstanding any other provision of this clause (e), a Lender shall not be required to deliver any form that such Lender is not legally eligible to deliver.

(f)    Should a Lender become subject to Taxes because of its failure to deliver a form required hereunder (including any documentation necessary to prevent withholding under ~~Section 1471 or Section 1472 of the Code~~FATCA), the Loan Parties shall, at such Lender’s expense, take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.
(g)    If any Loan Party shall be required pursuant to this Section 3.01 to pay any additional amount to, or to indemnify, any Agent or Lender to the extent that such Agent or Lender becomes subject to Taxes subsequent to the Restatement Date (or, if applicable, subsequent to the date such Person becomes a party to this Agreement) as a result of any change in the circumstances of such Agent or Lender (other than a change in Applicable Law), including without limitation a change in the residence, place of incorporation, principal place of business of such Agent or Lender or a change in the branch or lending office of such Agent or Lender, as the case may be, such Agent or Lender shall use reasonable efforts to avoid or minimize any amounts which might otherwise be payable pursuant to this Section 3.01; provided, however, that such efforts shall not include the taking of any actions by such Agent or Lender that would result in any tax, costs or other expense to such Agent or Lender (other than a tax, cost or other expense for which such Agent or Lender shall have been reimbursed or indemnified by the Loan Parties pursuant to this Agreement or otherwise) or any action which would or might in the reasonable opinion of such Agent or Lender have an adverse effect upon its business, operations or financial condition or otherwise be disadvantageous to such Agent or Lender.
(h)    If any Lender or Agent reasonably determines that it has actually and finally realized, by reason of a refund, deduction or credit of any Indemnified Taxes or Other Taxes as to which it has been paid or reimbursed by the Loan Parties pursuant to subsection (a) or (c) above in respect of payments under the Loan Documents, a current monetary benefit that it would otherwise not have obtained and that would result in the total payments under this Section 3.01 exceeding the amount needed to make such Lender or Agent whole, such Lender or Agent shall pay to the Borrower, with reasonable promptness following the date upon which it actually realizes such benefit, an amount equal to the lesser of the amount of such benefit or the amount of such excess, in each case net of all out-of-pocket expenses (including Taxes) incurred in securing such refund, deduction or credit and without interest (other than any interest paid by the relevant taxing authority with respect to such refund net of any Taxes payable by any Lender or Agent on such interest).
3.02     Change in Legality.
(a)    Notwithstanding anything to the contrary contained elsewhere in this Agreement, if any Change in Law occurring after the Restatement Date shall make it unlawful for a Lender to make or maintain a Eurodollar Rate Loan or to give effect to its obligations as contemplated hereby with respect to a Eurodollar Rate Loan, then, by written notice to the Borrower, such Lender may (x) declare that Eurodollar Rate Loans will not thereafter be made by such Lender hereunder, whereupon any request by the Borrower for a Eurodollar Rate Loan shall, unless withdrawn, as to such Lender only, be deemed a request for a Base Rate Loan unless such declaration shall be subsequently withdrawn; and (y) require that all outstanding Eurodollar Rate Loans made by such Lender be converted to Base Rate Loans, in which event all such Eurodollar Rate Loans shall be automatically converted to Base Rate Loans as of the effective date of such notice as provided in Section 2.02. In the event any Lender shall exercise its rights hereunder, all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Rate Loans that would have been made by such Lender or the converted Eurodollar Rate Loans of such Lender shall instead be applied to repay the Base Rate Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Rate Loans.
(b)    For purposes of this Section 3.02, a notice to the Borrower pursuant to Section 3.02(a) above shall be effective, if lawful, and if any Eurodollar Rate Loans shall then be outstanding, on the last day of the then-current Interest Period; and otherwise such notice shall be effective on the date of receipt by the Borrower.
3.03     Alternate Rate of Interest for Loans. If, prior to the commencement of any Interest Period for a Eurodollar Rate Loan, the Administrative Agent:
(a)    reasonably determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Eurodollar Rate (in accordance with the terms of the definitions thereof) for such Interest Period; or
(b)    is advised by the Required Lenders that the Eurodollar Rate for such Interest Period will not adequately and fairly reflect the cost to such Required Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;
then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the applicable Lenders that the circumstances giving rise to such notice no longer exist (which notice the Administrative Agent shall deliver promptly upon obtaining knowledge of the same), (i) any Borrowing or Conversion Notice that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Rate Loan shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Rate Loan, such Borrowing shall be made as a Borrowing of Base Rate Loans unless withdrawn by the Borrower.
3.04     Increased Costs; Reserves on Eurodollar Rate Loans.
(a)    Increased Costs Generally. If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any reserve requirement reflected in the Eurodollar Rate); or
(ii)    impose on any Lender or the London interbank market any other condition affecting Eurodollar Rate Loans made by such Lender;
and the result of any of the foregoing shall be to increase the cost in any material amount in excess of that incurred by similarly situated lenders to such Lender of making or maintaining any Eurodollar Rate Loan or to reduce the amount in any material respect of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.
(b)    Capital Requirements. If any Lender determines that (i) any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company would have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy) then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)    Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 3.04 and setting forth in reasonable detail the manner in which such amount or amounts were determined shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within fifteen (15) Business Days after receipt thereof.
(d)    Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 3.04 for any increased costs or reductions incurred more than 90 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefore and provided, further, that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof.
3.05     Compensation for Losses. The Borrower shall promptly reimburse any Lender for any loss, cost or expense incurred by it in the reemployment of funds resulting from:
(a)    any continuation, conversion, payment or prepayment of any Eurodollar Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or
(b)    any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan or the failure of the Lender to deliver any notice pursuant to Section 3.02, 3.03 or 3.04) to prepay, borrow, continue or convert any Eurodollar Rate Loan on the date or in the amount notified by the Borrower.
Such loss shall be the amount as reasonably determined by such Lender as the excess, if any, of (A) the amount of interest which would have accrued to such Lender on the amount so paid, not prepaid or not borrowed at a rate of interest equal to the Eurodollar Rate for such Loan (but specifically excluding any Applicable Rate) for the period from the date of such payment or failure to borrow or failure to prepay to the last day (x) in the case of a payment or refinancing of a Eurodollar Rate Loan with Base Rate Loans other than on the last day of the Interest Period for such Loan or the failure to prepay a Eurodollar Rate Loan, of the then current Interest Period for such Loan or (y) in the case of such failure to borrow, of the Interest Period for such Eurodollar Rate Loan which would have commenced on the date of such failure to borrow, over (B) in the case of a Eurodollar Rate Loan, the amount of interest which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section 3.05 and the manner in which such amount was determined shall be delivered to the Borrower (with a copy to the Administrative Agent). The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 Business Days after receipt thereof.
3.06     Mitigation Obligations; Replacement of Lenders.
(a)    Designation of Different Lending Office. If any Lender requests compensation under Section 3.04 or cannot make Loans under Section 3.02, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment; provided, however, that the Borrower shall not be liable for such costs and expenses of a Lender requesting compensation if (i) such Lender becomes a party to this Agreement on a date after the Restatement Date and (ii) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto.
(b)    Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrower may replace such Lender in accordance with Section 10.13.
3.07     Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.
ARTICLE IV

CONDITIONS PRECEDENT TO LOANS
4.01     Conditions of Loans. The obligation of each Lender to make its Loan on the Restatement Date is subject to satisfaction of the following conditions precedent:
(a)    Loan and Corporate Documents; Certificates. Receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each, if applicable, properly executed by a Responsible Officer of the signing Loan Party, each dated the Restatement Date (or, in the case of certificates of governmental officials, a recent date before the Restatement Date):
(i)    executed counterparts of this Agreement (including the Exhibits and Schedules thereto) and each other Loan Document and the Perfection Certificate;
(ii)    a Note executed by the Borrower in favor of each Lender requesting a Note;
(iii)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;
(iv)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except those jurisdictions where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect;

(v)    a certificate signed by a Responsible Officer of the Borrower on behalf of the Borrower certifying (A) that the conditions specified in Sections 4.01(d) and 4.01(e) have been satisfied and (B) that there has been no Material Adverse Effect since January 30, 2010; and
(vi)    a Borrowing Notice, relating to the Loans.
(b)    Opinions of Counsel. The Administrative Agent shall have received, on behalf of itself, the other Agents and the Arrangers and the Lenders, opinions of counsel to the Loan Parties, in each case addressed to each of the Agents, the Arrangers and the Lenders and dated the Restatement Date, substantially in the form of Exhibits E-1 and E-2.
(c)    Fees and Expenses. All accrued fees and invoiced expenses of the Agents, the Arrangers and the Lenders (including the fees and expenses of Cahill Gordon & Reindel LLP, counsel for the Agents and the Arrangers, and of local counsel for the Lenders) required to be paid on or before the Restatement Date and presented for payment shall have been paid.
(d)    Representations. The representations and warranties of the Loan Parties contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the Restatement Date as though made on such date; provided that to the extent that such representations and warranties specifically refer to an earlier date, then such representations and warranties shall be true and correct in all material respects as of such earlier date.
(e)    No Default. As of the Restatement Date, no Default or Event of Default exists and immediately after the consummation of the Transactions, no Default or Event of Default will exist.
(f)    Personal Property Requirements. The Collateral Agent shall have received:
(i)    reasonably satisfactory evidence that all other certificates, agreements, including control agreements, or instruments necessary to perfect the Collateral Agent’s security interest in the Collateral (as each such term is defined in the Security Agreement and to the extent required by the Security Agreement) have been delivered to the ABL Collateral Agent (which shall act as bailee for the Collateral Agent);
(ii)    UCC financing statements in appropriate form for filing under the UCC, filings with the United States Patent and Trademark Officer and United States Copyright Office and such other documents under applicable law in each jurisdiction as may be necessary to perfect the Liens created, or purported to be created, by the Security Documents (to the extent required by the Security Agreement);
(iii)    copies of UCC, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches, each of a recent date in each of the jurisdictions set forth in Schedules 1(c) and 4 attached to the Perfection Certificate, the results of which shall not reveal any Liens on the Collateral covered or intended to be covered by the Security Documents (other than Permitted Liens or any other Liens reasonably acceptable to the Collateral Agent);

(iv)    evidence reasonably acceptable to the Collateral Agent of payment or arrangements for payment by the Loan Parties of all applicable recording taxes, fees, charges, costs and expenses required for the recording of the Security Documents.
(g)    The Secured Notes shall have been issued by the Borrower and the Borrower shall have received net proceeds from the issuance of the Secured Notes in an amount that, together with the proceeds from the Initial Loans made hereunder on the Restatement Date, is sufficient to repay the Existing Loans and to effect the Refinancing. The Existing Loans and the Existing Unsecured Term Loan Agreement shall be repaid concurrently with the making of the Initial Loans hereunder.
Without limiting the generality of the provisions of Section 9.04, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to funding on the Restatement Date specifying its objection thereto.
ARTICLE V

REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders to enter into this Agreement and to make the Loans to be made hereby, each Loan Party represents and warrants to each Lender as of the date hereof that the following statements are true and correct (it being understood and agreed that the representations and warranties made herein are deemed to be made concurrently with the consummation of the Transactions):
5.01     Organization; Powers. Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own its property and assets and to carry on its business as now conducted except, in each case, where the failure to do so, or so possess, individually or in the aggregate would not reasonably be expected to result in a Material Adverse Effect. Each Loan Party has all requisite organizational power and authority to execute and deliver and perform all its obligations under all Loan Documents to which such Loan Party is a party. Each Loan Party is qualified to do business in, and is in good standing (where such concept exists) in, every jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except where the failure to be so qualified or in good standing individually or in the aggregate would not reasonably be expected to result in a Material Adverse Effect. Schedule 5.01 annexed hereto sets forth, as of the Restatement Date, each Loan Party’s name as it appears in official filings in its state of incorporation or organization, its state of incorporation or organization, organization type, organization number, if any, issued by its state of incorporation or organization, and its federal employer identification number.
5.02     Authorization; Enforceability. The transactions contemplated hereby and by the other Loan Documents to be entered into by each Loan Party are within such Loan Party’s corporate powers and have been duly authorized by all necessary corporate, membership, partnership or other necessary action. This Agreement has been duly executed and delivered by each Loan Party that is a party hereto and constitutes, and each other Loan Document to which any Loan Party is a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

5.03     Governmental Approvals; No Conflicts. The transactions to be entered into and contemplated by the Loan Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as (i) have been obtained or made and are in full force and effect, or (ii) the failure of which to obtain would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Applicable Law or the Charter Documents of any Loan Party, except to the extent that such violation would not reasonably be expected to result in a Material Adverse Effect, (c) will not violate or result in a default under any indenture or any other agreement, instrument or other evidence of Material Indebtedness, except to the extent that such default would not reasonably be expected to result in a Material Adverse Effect and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party.
5.04     Financial Condition. The Borrower has heretofore furnished to the Agents the Consolidated balance sheet, and statements of income, stockholders’ equity and cash flows for the Borrower and its Subsidiaries as of and for the Fiscal Year ending January 30, 2010, certified by a Responsible Officer of the Borrower. Such financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Borrower and its Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year end audit adjustments and the absence of footnotes. Since January 30, 2010, there has been no Material Adverse Effect.
5.05     Properties. Each Loan Party has title to, or valid leasehold interests in, all its real (immovable) and personal (movable) property material to its business, except for defects which would not reasonably be expected to have a Material Adverse Effect.
5.06     Litigation and Environmental Matters.
(a)    Except as set forth on Schedule 5.06(a) or as disclosed in the annual or quarterly financial statements delivered to the Lenders, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the actual knowledge of Responsible Officers of a Loan Party and its Subsidiaries, threatened in writing against any Loan Party or its Subsidiaries (other than claims (A) which are covered by insurance, (B) which are being defended by the relevant insurance company and (C) as to which no Loan Party has knowledge (though notice from such insurance company or otherwise) that the claim potentially exceeds the total amount of insurance coverage applicable to such claim) (i) as to which there is a reasonable possibility of an adverse determination which, if adversely determined, would reasonably be expected individually or in the aggregate to result in a Material Adverse Effect or (ii) that involve any of the Loan Documents and would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
(b)    Except as set forth on Schedule 5.06(b) or as disclosed in the annual or quarterly financial statements delivered to the Lenders, no Loan Party (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability, which, in each case, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.
(c)    Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or would reasonably be expected to result in, a Material Adverse Effect.
5.07     Compliance with Laws and Agreements. Each Loan Party is in compliance with all Applicable Law and all Material Indebtedness (including, without limitation, the Indentures), and no event of default has occurred and is continuing thereunder, except in each case where the failure to comply or the existence of a default, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Without limiting the generality of the foregoing, each Loan Party has obtained all permits, licenses and other authorizations which are required with respect to the ownership and operations of its business except where the failure to obtain such permits, licenses or other authorizations, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Each Loan Party is in material compliance with all terms and conditions of all such permits, licenses, orders and authorizations, except where the failure to comply with such terms or conditions, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
5.08     Investment and Holding Company Status. No Loan Party or any of its Subsidiaries is an “investment company” as defined in, and required to be registered as such under, the Investment Company Act of 1940.
5.09     Taxes. Each Loan Party and its Subsidiaries has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings, for which such Loan Party and its Subsidiaries have set aside on its books adequate reserves, and as to which no Lien has arisen or (b) to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect.
5.10     ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan subject to ERISA (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans subject to ERISA (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans, in each case, to the extent that any resulting liabilities would reasonably be expect to result in a Material Adverse Effect.
5.11     Disclosure. None of the reports, financial statements, certificates or other information (other than any projections, pro formas, budgets and general market information) concerning the Loan Parties furnished by or on at the direction of any Loan Party to any Lender or Agent in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished), when taken as a whole, contains, as of the date furnished, any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading in light of the circumstances under which such statements were made.
5.12     Subsidiaries.
(a)    Schedule 5.12 sets forth the name of, and the ownership interest of each Loan Party in, each Subsidiary as of the Restatement Date; there are no other Equity Interests of any class outstanding as of the Restatement Date. To the knowledge of the Responsible Officers of the Loan Parties, all such Equity Interests are validly issued, fully paid and, except as set forth on Schedule 5.12, non-assessable.

(b)    Except as set forth on Schedule 5.12, no Loan Party is party to any joint venture, general or limited partnership, or limited liability company agreements as of the Restatement Date.
5.13     Insurance. Schedule 5.13 sets forth a description of all business interruption, general liability, directors’ and officers’ liability, comprehensive, and casualty insurance maintained by or on behalf of the Loan Parties as of the Restatement Date. Each insurance policy listed on Schedule 5.13 is in full force and effect as of the Restatement Date and all premiums in respect thereof that are due and payable as of the Restatement Date have been paid.
5.14     Labor Matters. As of the Restatement Date, there are no strikes, lockouts or slowdowns against any Loan Party pending or, to the actual knowledge of any Responsible Officer of any Loan Party, threatened, except to the extent that strikes, lockouts or slowdowns would not reasonably be expected to result in a Material Adverse ~~A~~Effect. The hours worked by and payments made to employees of the Loan Parties have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters to the extent that any such violation could reasonably be expected to have a Material Adverse Effect. Except for Disclosed Matters and to the extent that such liability would not reasonably be expected to have a Material Adverse Effect, all payments due from any Loan Party, or for which any claim may be made against any Loan Party, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued in accordance with GAAP as a liability on the books of such Loan Party. Except as set forth on Schedule 5.14, as of the Restatement Date no Loan Party nor any of its Subsidiaries is a party to or bound by any material collective bargaining agreement, bonus, restricted stock, stock option, or stock appreciation plan or agreement or any similar plan, agreement or arrangement. As of the Restatement Date, there are no representation proceedings pending or, to the actual knowledge of any Responsible Officer of any Loan Party, threatened to be filed with the National Labor Relations Board or other applicable Governmental Authority, and no labor organization or group of employees of any Loan Party has made a pending demand for recognition. As of the Restatement Date, the consummation of the transactions contemplated by the Loan Documents will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which any Loan Party is bound to the extent that such would be reasonably expected to result in a Material Adverse Effect.
5.15     Federal Reserve Regulations.
(a)    No Loan Party nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.
(b)    No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to buy or carry Margin Stock or to extend credit to others for the purpose of buying or carrying Margin Stock or to refund indebtedness originally incurred for such purpose in violation of Regulation U or X or (ii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation U or Regulation X.
5.16     Solvency. The Loan Parties, on a Consolidated basis, are Solvent. No transfer of property is being made by any Loan Party and no obligation is being incurred by any Loan Party in connection with Transactions or this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Loan Party.
5.17     Use of Proceeds. The Borrower will use the proceeds of the Loans (i) to consummate the Refinancing, (ii) to pay fees and expenses incurred in connection with the Transactions and (iii) for working capital and general corporate purposes. The Borrower will use the proceeds of the Term B-4 Loans (i) to repay in full (or allow for a cashless roll of) the Initial Loans, (ii) to redeem (whether through tender offer or otherwise), defease or discharge all of the Borrower’s outstanding 7.375% Senior Secured Notes due 2016 (including payment of accrued and unpaid interest, premiums and other amounts due), (iii) to pay related fees and expenses in connection with the foregoing and this Agreement and (iv) for general corporate purposes.
5.18     Intellectual Property Matters. Each Loan Party owns, or is licensed to use, all patents, patent applications, trademarks, trade names, service marks, copyrights, technology, trade secrets, proprietary information, domain names, know-how and processes necessary for the conduct of its business as currently conducted (the “Intellectual Property”), except for those the failure to own or license which, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. To the knowledge of each Loan Party, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor to the knowledge of each Loan Party does the use of such Intellectual Property by each Loan Party infringe the rights of any Person, except for such claims and infringements disclosed on Schedule 5.06(a) or that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
5.19     Security Documents.
(a)    Security Agreement. The Security Agreement is effective to create in favor of the Collateral Agent for the benefit of the Secured Parties, legal, valid and enforceable ~~first priority~~ Liens on and security interests in the ~~Geoffrey~~ Collateral ~~and second~~described therein with the priority ~~liens in the ABL Priority Collateral~~ required by the Intercreditor Agreements (subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law) and, when (i) financing statements and other filings in appropriate form are filed in the offices specified on Schedule 11 to the Perfection Certificate and (ii) upon the taking of possession or control by the Collateral Agent of the Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent possession or control by the Collateral Agent is required by the Security Agreement), the Liens created by the Security Agreement shall (to the extent provided therein) constitute perfected Liens on, and security interests in, all right, title and interest of the grantors in the Collateral (other than such Collateral in which a security interest cannot be perfected under the UCC as in effect at the relevant time in the relevant jurisdiction), in each case subject to no Liens other than Permitted Liens. Prior to the Discharge of~~the~~ ABL ~~Credit Agreement~~ Obligations, the representations made in this Section 5.19(a) with respect to the delivery of any Collateral constituting ABL Priority Collateral to the Collateral Agent shall be deemed satisfied by the delivery of such Collateral ~~by~~to the ABL Collateral Agent as bailee for the Collateral Agent pursuant to the ABL Intercreditor Agreement.
(b)    Copyright Office and Patent and Trademark Office Filing. When the applicable Intellectual Property Security Agreement is filed in the United States Copyright Office or the United States Patent and Trademark Office, as the case may be, the Liens created by such Intellectual Property Security Agreement shall (to the extent provided therein) constitute perfected ~~first priority~~ Liens on, and security interests in, all right, title and interest of the grantors thereunder in such Intellectual Property with the priority required by the Intercreditor Agreements, in each case subject to no Liens other than Permitted Liens.
(c)    Valid Liens. Each Security Document delivered pursuant to Section 6.11 will, upon execution and delivery thereof, be effective to create in favor of the Collateral Agent, for the benefit of the

Secured Parties, legal, valid and enforceable Liens on, and security interests in, all of the Loan Parties’ right, title and interest in and to the Collateral thereunder, and when all appropriate filings or recordings are made in the appropriate offices as may be required under applicable law, such Security Document will (to the extent provided therein) constitute perfected ~~first priority~~ Liens on all ~~Geoffrey~~ Collateral ~~and second~~described therein for the benefit of all the Secured Parties with the priority ~~Liens on all ABL Priority Collateral~~required by the Intercreditor Agreements, in each case subject to no Liens other than the applicable Permitted Liens (subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law). Prior to the Discharge of ~~the~~ ABL ~~Credit Agreement~~ Obligations, the representations made in this Section 5.19(c) with respect to the delivery of any Collateral constituting ABL Priority Collateral to the Collateral Agent shall be deemed satisfied by the delivery of such Collateral to the ABL Collateral Agent as bailee for the Collateral Agent pursuant to the ABL Intercreditor Agreement.
5.20     Anti-Terrorism Law.
(a)    No Loan Party and, to the knowledge of the Loan Parties, none of its Affiliates is in violation (other than an immaterial violation) of any applicable law relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107‑56.
(b)    No Loan Party and, to the knowledge of the Loan Parties, no Affiliate or broker or other agent of any Loan Party acting or benefiting in any capacity in connection with the Loans is any of the following:
(i)    a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;
(ii)    a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;
(iii)    a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;
(iv)    a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or
(v)    a Person that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) at its official website or any replacement website or other replacement official publication of such list.
(c)    No Loan Party and, to the knowledge of the Loan Parties, no broker or other agent of any Loan Party acting in any capacity in connection with the Loans (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in paragraph (b) above, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

ARTICLE VI

AFFIRMATIVE COVENANTS
So long as any Lender shall have any Commitment hereunder or any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than contingent indemnity obligations with respect to then unasserted claims), each Loan Party shall, and shall cause each of its Subsidiaries (other than the Excluded Subsidiaries) to:
6.01     Financial Statements and Other Information. Furnish to the Administrative Agent:
(a)    (i) Within one hundred twenty (120) days after the end of each Fiscal Year of the Borrower, the Consolidated balance sheet and related statements of operations, and Consolidated statements of cash flows as of the end of and for such year for the Borrower and its Subsidiaries, all audited and reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without a qualification or exception as to the scope of such audit) to the effect that such Consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a Consolidated basis in accordance with GAAP, together with separate financial statements for each business segment identified on, and as required by, Schedule 6.01(a) hereto and (ii) simultaneously with the delivery of the financial statements pursuant to clause (i) hereof, make publicly available (for so long as Holdings is subject to the reporting requirements under the Exchange Act) such financial statements (but, to the extent prohibited by the independent public accountants, excluding the audit report thereto; provided that if such audit report contains material non-public information, the Borrower shall use its commercially reasonable efforts to make such information publicly available simultaneously with the financial statements);
(b)    Within sixty (60) days after the end of each of the first three Fiscal Quarters of the Borrower, and simultaneously make publicly available (for so long as Holdings is subject to the reporting requirements under the Exchange Act), (x) the unaudited Consolidated balance sheet and related statements of operations ~~and Consolidated statements of cash flows~~ for the Borrower and its Subsidiaries, as of the end of and for such Fiscal Quarter and (y) the unaudited Consolidated balance sheet and related statements of operations and Consolidated statements of cash flow for the Borrower and its Subsidiaries for the elapsed portion of the Fiscal Year, in each case, all certified by one of the Borrower’s Responsible Officers as presenting in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a Consolidated basis in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes, together with separate financial statements for each business segment identified on, and as required by, Schedule 6.01(a) hereto;
(c)    Promptly after the same become publicly available, copies of (i) all material periodic and other reports, proxy statements and other materials filed by any Loan Party with the SEC or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be, and (ii) SEC Forms 10-K and 10-Q for Holdings (for so long as Holdings is subject to the reporting requirements under the Exchange Act); provided that no delivery shall be required hereunder with respect to each of the foregoing to the extent that such are publicly available via EDGAR or other publicly available reporting system;

(d)    Within two weeks after the financial statements of the Borrower are required to be delivered pursuant to Sections 6.01(a) and 6.01(b), the Borrower shall participate in a conference call to discuss results of operations of the Borrower and its Subsidiaries with the Lenders; provided that (i) the Borrower shall not be required to disclose any information that would be considered to be material non-public information (as determined by the Borrower in its reasonable discretion) and (ii) so long as Holdings is an SEC registrant, the participation by Holdings in quarterly conference calls to discuss results of Holdings’ domestic operations shall be deemed to satisfy the obligations of Borrower under this Section 6.01(d)~~.~~;
(e)    Promptly upon receipt thereof, copies of all material reports submitted to any Loan Party by independent certified public accountants in connection with each annual, interim or special audit of the books of the Loan Parties or any of their Subsidiaries made by such accountants, including any management letter commenting on the Loan Parties’ internal controls submitted by such accountants to management in connection with their annual audit;
(f)    Promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Loan Party as the Agents or any Lender may reasonably request including, without limitation, evidence of insurance renewals as required under Section 6.06 in form and substance reasonably acceptable to the Administrative Agent (except such information that is subject to attorney-client privilege or would result in a breach of a confidentiality obligation); provided that the Borrower shall not be required to disclose any information that would be considered to be material non-public information (as determined by the Borrower in its reasonable discretion); and
(g)    Concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal quarter ended October 30, 2010, a duly completed Leverage/Prepayment Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Borrower on behalf of the Borrower, indicating the Total Leverage Ratio of the Borrower, as well as a description of each event, condition or circumstance during the last fiscal quarter covered by such Leverage/Prepayment Certificate requiring a mandatory prepayment under Section 2.03 (and, with respect to any event described in Section 2.03(e), a calculation of the Excess Cash Flow for such period) (which delivery may be by electronic communication including fax or email and shall be deemed to be an original authentic counterpart thereof for all purposes).
The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower

Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”
6.02     Notices of Material Events. Furnish to the Administrative Agent prompt written notice of the occurrence of any of the following after any Responsible Officer of the Borrower obtains knowledge thereof:
(a)    a Default or Event of Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto;
(b)    the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Loan Party or any Subsidiary of Holdings thereof that would reasonably be expected to result in a Material Adverse Effect;
(c)    an ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect;
(d)    any development that results in a Material Adverse Effect;
(e)    any change in any Loan Party’s chief executive officer or chief financial officer; and
(f)    the discharge by any Loan Party of its present independent accountants or any withdrawal or resignation by such independent accountants.
Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and, if applicable, any action taken or proposed to be taken with respect thereto.
6.03     Existence; Conduct of Business. Do all things necessary to comply with its Charter Documents in all material respects, and to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, amalgamation, liquidation or dissolution permitted under Section 7.04.
6.04     Payment of Obligations. Pay its Tax liabilities before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, such Loan Party or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, and such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation, or (b) the failure to make payment would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
6.05     Maintenance of Properties. Keep and maintain all property material to the conduct of its business in good working order and condition (ordinary wear and tear, casualty loss and condemnation excepted), except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect and except for Store closings and Asset Sales permitted pursuant to Section 7.05.

6.06     Insurance.
(a)    (i) Maintain insurance with financially sound and reputable insurers (or, to the extent consistent with business practices in effect on the Restatement Date, a program of self-insurance) on such of its property and in at least such amounts and against at least such risks as is consistent with business practices in effect on the Restatement Date or as otherwise determined by the Responsible Officers of the Loan Parties acting reasonably in their business judgment, including public liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it; (ii) maintain such other insurance as may be required by law; and (iii) furnish to the Administrative Agent, upon written request, full information as to the insurance carried.
(b)    After the Springing Covenant Trigger Date, if any portion of any Specified Real Property encumbered by a Mortgage is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Insurance Laws, then the Borrower shall, or shall cause each applicable Loan Party to (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent, including, without limitation, evidence of annual renewals of such insurance.
~~(b)    Subject to the terms of the Intercreditor Agreements, maintain fire and extended coverage policies with respect to any Collateral endorsed or otherwise amended to include (i) a lenders’ loss payable clause (regarding personal property), in form and substance reasonably satisfactory to the Administrative Agent, which endorsements or amendments shall provide that the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Administrative Agent, (ii) a provision to the effect that none of the Loan Parties, the Secured Parties or any other Affiliate of a Loan Party shall be a co-insurer (the foregoing not being deemed to limit the amount of self-insured retention or deductibles under such policies, which self-insured retention or deductibles shall be consistent with business practices in effect on the Restatement Date or as otherwise determined by the Responsible Officers of the Loan Parties acting reasonably in their business judgment), and (iii) such other provisions as the Administrative Agent may reasonably require from time to time to protect the interests of the Secured Parties. Subject to the terms of the Intercreditor Agreements (i) commercial general liability policies shall be endorsed to name the Administrative Agent as an additional insured and (ii) business interruption policies shall name the Administrative Agent as a loss payee and shall be endorsed or amended to include (x) a provision that, during the continuance of a Cash Dominion Event (as defined in the ABL Credit Agreement and for so long as the ABL Credit Agreement is in effect), the insurer shall pay all proceeds otherwise payable to the Loan Parties under such policies directly to the Administrative Agent, (y) a provision to the effect that none of the Loan Parties, Secured Parties (in their capacity as such) or any other Affiliate of a Loan Party shall be a co-insurer and (z) such other provisions to the endorsement as the Administrative Agent may reasonably require from time to time to protect the interests of the Secured Parties. Each such casualty or liability policy referred to in this Section 6.06(b) shall also provide that it shall not be canceled, modified in any manner than would cause this Section 6.06(b) to be violated, or not renewed (i) by reason of nonpayment of premium except upon no less than thirty (30) days’ prior written notice thereof by the insurer to the Administrative Agent (giving the Administrative Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than thirty (30) days’ prior written notice thereof by the insurer to the Administrative Agent. The Borrower shall deliver to the Administrative Agent, prior to the cancellation, modification or non-renewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent, including an insurance binder) together with evidence satisfactory to the Administrative Agent of payment of the premium therefor.~~

~~(c)    The Agents acknowledge that the insurance policies described on Schedule 5.13 are satisfactory to them as of the Restatement Date and are in compliance with the provisions of this Section 6.06.~~
6.07     Books and Records; Inspection Rights; Accountants.
(a)    Keep proper books of record and account in accordance with GAAP and in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities and permit any representatives designated by the Agents, upon reasonable prior notice, to visit and inspect its properties, to discuss its affairs, finances and condition with its officers and independent accountants (so long as a representative of the Borrower is afforded an opportunity to be present) and to examine and make extracts from its books and records, all for such reasonable times and as often as reasonably requested.
(b)    Shall at all times retain independent certified public accountants of national standing and shall instruct such accountants to cooperate with, and be available to, the Agents or their representatives to discuss the annual audited statements, the financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants for such audited statements, as may be raised by the Agents; provided that a representative of the Borrower shall be given the opportunity to be present at all such discussions.
6.08     Compliance with Laws. Comply with all Applicable Laws and the orders of any Governmental Authority, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
6.09     Use of Proceeds. Use the proceeds of the Loans made hereunder only (i) to directly or indirectly finance the Refinancing, (ii) pay fees and expenses incurred in connection with the Transactions and (iii) for working capital and general corporate purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the regulations of the Board, including Regulations U and X. The Borrower will use the proceeds of the Term B-4 Loans (i) to repay in full (or allow for a cashless roll of) the Initial Loans, (ii) to redeem (whether through tender offer or otherwise), defease or discharge all of the Borrower’s outstanding 7.375% Senior Secured Notes due 2016 (including payment of accrued and unpaid interest, premiums and other amounts due), (iii) to pay related fees and expenses in connection with the foregoing and this Agreement and (iv) for general corporate purposes.
6.10     Additional Collateral; Additional Guarantors; Additional Covenants.
(a)    Subject to the terms of the Intercreditor Agreements and this Section 6.10, with respect to any property acquired after the Restatement Date by any Loan Party that is intended to be subject to the Lien created by any of the Security Documents but is not so subject, promptly (and in any event within 30 days after the acquisition thereof) (i) execute and deliver to the Administrative Agent and the Collateral Agent such amendments or supplements to the relevant Security Documents or such other documents as the Administrative Agent or the Collateral Agent shall reasonably deem necessary or advisable to grant to the Collateral Agent, for its benefit and for the benefit of the other Secured Parties, a Lien on the ~~Priority Collateral and the Geoffrey~~ Collateral subject to no Liens other than Permitted Liens and (ii) take all actions necessary to cause such Liens to be duly perfected to the extent required by such Security Documents in accordance with all applicable law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent. Subject to the terms of the Intercreditor Agreements, the Borrower shall otherwise take such actions and execute and/or deliver to the Collateral Agent such documents as the Administrative Agent or the Collateral Agent shall reasonably require to confirm the validity, perfection and priority of the Liens of the Security Documents on such after-acquired properties. Prior to the Discharge of ~~the~~ ABL ~~Credit Agreement~~ Obligations, (i) the requirements of this Section 6.10(a) to deliver any Collateral constituting ABL Priority Collateral to the Collateral Agent shall be deemed satisfied by the delivery of such Collateral to the ABL Collateral Agent as bailee for the Collateral Agent pursuant to the ABL Intercreditor Agreement and (ii) solely in the case of any property that constitutes ABL Priority Collateral, the Borrower shall, and shall cause each domestic Subsidiary to, comply with the requirements of this Section 6.10(a) with respect to the Obligations hereunder only to the same extent that the Borrower and such Subsidiaries are required to comply with provisions analogous to this Section 6.10(a) with respect to the ABL Credit Agreement Obligations in the ABL Credit Agreement, other than with respect to the Canadian Pledge, the Geoffrey Collateral and the Specified Real Property after the Springing Covenant Trigger Date.
(b)    Subject to the terms of the Intercreditor Agreements, with respect to any Person that is or becomes a Material Subsidiary after the Restatement Date, cause such Material Subsidiary (other than any Foreign Subsidiary), within ten (10) Business Days after such Material Subsidiary is formed or acquired or becomes a Material Subsidiary, (i) to execute the joinder agreements to the Guarantee and the Security Agreement, substantially in the forms annexed thereto and (ii) to take all actions necessary in the reasonable opinion of the Administrative Agent or the Collateral Agent to cause the Liens created by the Security Agreement to be duly perfected to the extent required by such agreement in accordance with all applicable law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Administrative Agent or the Collateral Agent.
(c)    Subject to the terms of the Intercreditor Agreements, within 120 days (or such longer period as the Borrower and the Administrative Agent may agree) after the Springing Covenant Trigger Date, directly or indirectly, grant a first priority lien on and security interest in all of the Specified Real Property for the benefit of the Term B-4 Lenders and deliver the Real Property Collateral Documentation with respect to such Specified Real Property, as applicable, listed in clauses (i) through (xi) below, subject to Permitted Liens, Applicable Law and any restrictions or limitations under the applicable deeds, leases or real estate contracts (the “Springing Covenant”); provided that the Springing Covenant shall not apply to (x) any individual Specified Real Property with an Appraised Value equal to or less than $1,000,000 (each, an “Immaterial Specified Real Property”); provided that the total Appraised Value (as determined by a Recent Appraisal) of all Immaterial Specified Real Properties shall not exceed $5,000,000 in the aggregate, (iii) the Springing Covenant shall not apply to a grant of any Loan Party’s right, title or interest in any lease of a Specified Real Property that prohibits the creation by such Loan Party of a lien thereon and/or a security interest therein or with respect to which a recorded memorandum of such lease does not exist (collectively with any Immaterial Specified Real Properties, an “Excluded Specified Real Property”); provided that the applicable Loan Party shall use commercially reasonable efforts to obtain (A) any lessor consent or approval of the lien and security interest to be placed on such portion of the Specified Real Property as may be required pursuant to the terms of the applicable lease with respect to such leasehold interest and (B) a recorded memorandum of such lease, and provided, further, that at such time as any such lease is no longer subject to such prohibition and/or a memorandum of such lease has been recorded, as applicable, such lease shall (without any act or delivery by any person) be subject to the Springing Covenant. The Borrower shall deliver written notice to the Administrative Agent that the Springing Covenant has been triggered within ten (10) business days after the Springing Covenant Trigger Date. If, following the Springing Covenant Trigger Date, the Borrower makes an Asset Sale or receives Extraordinary Receipts in respect of Specified Real Property that is Collateral and reinvests the Net Cash Proceeds of such Asset Sale or such Extraordinary Receipt in accordance with Section 2.03(b) or Section 2.03(d), as applicable, the Borrower shall, directly or indirectly, grant a first priority lien on and security interest in, and deliver the Real Property Collateral Documentation with respect to, such Specified Real Property subject to such reinvestment if such Specified Real Property is not Collateral within 120 days (or such longer period as the Borrower and the Administrative Agent may agree) after such reinvestment. If, following the Springing Covenant Trigger Date, the Borrower swaps or exchanges any Specified Real Property that is Collateral pursuant to Section 7.05(o), the Borrower shall (x) directly or indirectly, grant a first priority lien on and security interest in, and deliver the Real Property Collateral Documentation with respect to, the replaced Real Property within 120 days (or such longer period as the Borrower and the Administrative Agent may agree) after such swap and (y) such Real Property shall become Specified Real Property. If, following the Springing Covenant Trigger Date, the Borrower sells Real Property that is a Specified Real Property pursuant to Section 7.05(p), the Borrower shall (x) directly or indirectly, grant a first priority lien on and security interest in, and deliver the Real Property Collateral Documentation with respect to, the relocated Real Property within 120 days (or such longer period as the Borrower and the Administrative Agent may agree) after such relocation and (y) such Real Property shall become a Specified Real Property.
The liens and security interests in the Specified Real Property shall be granted pursuant to the following Real Property collateral documentation (the “Real Property Collateral Documentation”):
(i) a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each parcel of Specified Real Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower);
(ii) a copy of, or a certificate as to coverage under, and a declaration page relating to, the insurance policies required by Section 6.06 (including, without limitation, flood insurance policies) and the applicable provisions of the Security Documents, each of which (i) shall be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable), (ii) shall name the Collateral Agent, on behalf of the Term B-4 Lenders, as additional insured or loss payee, as applicable, (iii) in the case of flood insurance, shall (a) identify the addresses of each property located in a special flood hazard area, (b) indicate the applicable flood zone designation, the flood insurance coverage and the deductible relating thereto and (c) provide that the insurer will give the Collateral Agent 10 days written notice of cancellation or non-renewal and (iv) shall be otherwise in form and substance satisfactory to the Administrative Agent;
(iii) fully executed counterparts of Mortgages covering the Specified Real Property, for recording in all places to the extent necessary or, in the reasonable opinion of the Administrative Agent, desirable to effectively create a valid and enforceable first priority mortgage or deed of trust lien (subject to Permitted Liens) on each parcel of Specified Real Property in favor of the Collateral Agent for its benefit and the benefit of the other Term B-4 Lenders, in form for recording in the applicable jurisdiction as advised by local counsel;
(iv) to the extent requested by the Administrative Agent, proper fixture filings under the UCC on Form UCC-1 for filing under the UCC in the appropriate jurisdiction in which each parcel of Specified Real Property is located, desirable to perfect the security interests in fixtures purported to be created by the Mortgages in favor of the Collateral Agent for its benefit and the benefit of the Term B-4 Lenders;
(v) with respect to each Mortgage encumbering any Specified Real Property, a policy of title insurance (or commitment to issue such a policy having the effect of a policy of title insurance) (each, a “Mortgage Policy”) insuring (or committing to insure) the lien of such Mortgage as a valid and enforceable first priority mortgage or deed of trust lien on the Specified Real Property described therein, which reasonably assures the Collateral Agent that the Mortgage on such Specified Real Property is valid and enforceable mortgage or deed of trust lien on the Specified Real Property subject thereto, free and clear of all defects and encumbrances except

Permitted Liens and such Mortgage Policy shall (A) to the extent reasonably necessary, include such co-insurance and re-insurance arrangements (with provisions for direct access, if reasonably necessary) as shall be reasonably acceptable to the Administrative Agent, (B) contain a “tie-in” or “cluster” endorsement, if available under applicable law (i.e., policies which insure against losses regardless of location or allocated value of the insured property up to a stated maximum coverage amount) and (C) have been supplemented by such endorsements as shall be reasonably requested by the Administrative Agent and available in the applicable jurisdiction at commercially reasonable rates (including endorsements on matters relating to usury, first loss, zoning, contiguity, future advances, doing business, public road access, survey, variable rate, environmental lien, subdivision, mortgage recording tax, address, separate tax lot and so-called comprehensive coverage over covenants and restrictions;
(vi) Opinions addressed to the Administrative Agent and the Collateral Agent for its benefit and for the benefit of the other Term B-4 Lenders of (i) local counsel in each jurisdiction where the Specified Real Property is located with respect to the enforceability and perfection of the Mortgages and other matters customarily included in such opinions and (ii) counsel for the Borrower regarding due authorization, execution and delivery of the Mortgages, in each case, in form and substance reasonably satisfactory to the Administrative Agent;
(vii) a survey of each parcel of Specified Real Property in such form as shall (a) be required by the title company issuing the applicable Mortgage Policy to issue the so-called comprehensive and other survey-related endorsements and to remove the standard survey exceptions from such Mortgage Policy with respect to such Specified Real Property and (b) comply with the minimum detail requirements of the American Land Title Association and as shall be reasonably requested by the Administrative Agent, which survey shall locate all improvements, public streets and recorded easements affecting such Specified Real Property, provided, however, that a new survey shall not be required to the extent that (x) an existing survey together with an “affidavit of no change” satisfactory to the title company issuing the applicable Mortgage Policy is provided, and (y) the title company issuing the applicable Mortgage Policy removes the standard survey exception and provides reasonable and customary survey-related endorsements and other coverages in such Mortgage Policy; provided, however, that no survey shall be required if the applicable Specified Real Property is not a free standing building;
(viii) copies of all notices delivered to the lessor under each lease relating to the Specified Real Property, solely with respect to (x) the applicable Loan Party’s compliance under the terms of each lease with the applicable provisions of such lease concerning notification to the lessor thereunder of the Borrower and/or the Loan Parties entering into the Transactions, and (y) such notice affording the Collateral Agent all of the benefits and protections of a mortgagee lender, as set forth in such lease;
(ix) with respect to each parcel of Specified Real Property, such affidavits, certificates, instruments of indemnification and other items (including a so-called “gap” indemnification) as shall be reasonably required to induce the title company to issue the Mortgage Policies, endorsements and coverages contemplated above;
(x) evidence reasonably acceptable to the Administrative Agent of payment by the Borrower of all Mortgage Policy premiums, search and examination charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages, fixture filings and issuance of the Mortgaged Policies referred to above; and
(xi) UCC-3 termination statements, mortgage releases and other similar lien releases relating to the release of existing liens on the Specified Real Property (other than Permitted Liens).
6.11     Security Interests; Further Assurances. Subject to the terms of the Intercreditor Agreements, promptly, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any Applicable Law, or which any Agent or the Required Lenders shall reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties (to the extent required by this Agreement). The Loan Parties also agree to provide each Agent, from time to time upon the reasonably request of any Agent, evidence reasonably satisfactory to each such Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents. Prior to the Discharge of ~~the~~ ABL ~~Credit Agreement~~ Obligations, (i) the requirements of this Section 6.11 to deliver any Collateral constituting ABL Priority Collateral to the Collateral Agent shall be deemed satisfied by the delivery of such Collateral to the ABL Collateral Agent as bailee for the Collateral Agent pursuant to the ABL Intercreditor Agreement and (ii) solely in the case of any property that constitutes ABL Priority Collateral, the Borrower shall, and shall cause each domestic Subsidiary to, comply with the requirements of this Section 6.11 with respect to the Obligations hereunder only to the same extent that the Borrower and such Subsidiaries are required to comply with provisions analogous to this Section 6.11 with respect to the ABL Credit Agreement Obligations in the ABL Credit Agreement, other than with respect to the Canadian Pledge, the Geoffrey Collateral and the Specified Real Property after the Springing Covenant Trigger Date.
6.12     Information Regarding Collateral.
(a)    Not effect any change (i) in any Loan Party’s legal name, (ii) in the location of any Loan Party’s chief executive office or principal place of business, (iii) in any Loan Party’s identity or organizational structure, (iv) in any Loan Party’s organizational identification number, if any, or (v) in any Loan Party’s jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), unless all filings, publications and registrations have been made under the ~~Uniform Commercial Code~~UCC or other Applicable Law that are required in order for the ~~Administrative~~Collateral Agent to continue at all times following such change to have a valid, legal and perfected ~~first priority~~ security interest ~~or second~~with the priority ~~security interest, as applicable~~required by the Intercreditor Agreements (subject only to Permitted Liens having priority by operation~~g~~ of Applicable Law) in all the Collateral for its own benefit and the benefit of the Secured Parties. Each Loan Party agrees to promptly provide the Collateral Agent with certified Organization Documents reflecting any of the changes described in the preceding sentence. Each Loan Party also agrees to promptly notify the Collateral Agent of any change in the location of any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral in excess of $100,000 in value is located (including the establishment of any such new office or facility). ~~The~~ Prior to the Discharge of ABL Obligations and solely in the case of any Collateral constituting ABL Priority Collateral, the Borrower shall, and shall cause each domestic Subsidiary to, comply with the requirements of this Section 6.12 with respect to the Obligations hereunder only to the same extent that the Borrower and such Subsidiaries are required to comply with provisions analogous to this Section 6.12 with respect to the ABL Credit Agreement Obligations in the ABL Credit Agreement, other than with respect to the Canadian Pledge, the Geoffrey Collateral and the Specified Real Property after the Springing Covenant Trigger Date.
(b)    Deliver to the Administrative Agent and the Collateral Agent, upon reasonable request, such information reasonably deemed by the Administrative Agent or the Collateral Agent necessary to obtain or maintain (to the extent provided in the applicable Security Document) a valid, perfected Lien on all ~~ABL Priority Collateral or all Geoffrey~~ Collateral acquired after the Closing Date to the extent required under the Security Documents.
~~6.13    Interest Rate Protection~~
~~. No later than the 90th day after the Restatement Date, the Borrower shall enter into, and for a minimum of two years thereafter maintain, Hedging Agreements with terms and conditions reasonably acceptable to the Administrative Agent that result in at least 50% of the aggregate principal amount of the outstanding consolidated Indebtedness (other than the ABL Credit Agreement Obligations) being effectively subject to a fixed or maximum interest rate reasonably acceptable to the Administrative Agent.~~
6.13     Initial Appraisal
(a)    Within twenty four (24) months after the Amendment No. 3 Effective Date (or such longer period as the Borrower and the Administrative Agent may agree), the Borrower shall deliver the Initial Appraisal to the Administrative Agent.
ARTICLE VII

NEGATIVE COVENANTS
So long as any Lender shall have any Commitment hereunder or any Loan or other Obligation hereunder shall remain unpaid or unsatisfied (other than contingent indemnity obligations with respect to unasserted claims), the Loan Parties shall not, nor shall any Loan Party permit any of its Subsidiaries (other than the Excluded Subsidiaries) to, directly or indirectly:
7.01     Liens. Create, incur, assume or suffer to exist any Lien upon any of their assets, whether now owned or hereafter acquired, other than the following (“Permitted Liens”):
(a)    Liens imposed by law for Taxes that are not required to be paid pursuant to Section 6.04;
(b)    carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by Applicable Law, (i) arising in the ordinary course of business and securing obligations that are not overdue by more than sixty (60) days, (ii) (A) that are being contested in good faith by appropriate proceedings, (B) the applicable Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (C) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation or (iii) the existence of which would not reasonably be expected to result in a Material Adverse Effect;
(c)    pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d)    deposits to secure or relating to the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds (and Liens arising in accordance with Applicable Law in connection therewith), and other obligations of a like nature, in each case in the ordinary course of business;
(e)    Liens securing judgments that do not constitute an Event of Default under Section 8.01(e);
(f)    easements, covenants, conditions, restrictions, building code laws, zoning restrictions, rights-of-way, development, site plan or similar agreements and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of a Loan Party and such other minor title defects, or survey matters that are disclosed by current surveys, but that, in each case, do not interfere with the current use of the Property in any material respect;
(g)    Liens on any property or assets of a Loan Party or its Subsidiaries set forth on Schedule 7.01(g); provided that if such Lien secured Indebtedness, such Lien shall secure only the Indebtedness permitted by Section 7.03(c) and refinancings thereof;
(h)    (i) Liens on fixed or capital assets acquired by any Loan Party or any Subsidiary which are permitted under Section 7.03(f) so long as (A) such Liens and the Indebtedness secured thereby are incurred prior to or within ninety days after such acquisition or the completion of the construction or improvement thereof (other than refinancings thereof permitted hereunder), (B) the Indebtedness secured thereby does not exceed 100% of the cost of acquisition or improvement of such fixed or capital assets, (C) such Liens shall not violate the terms of the Indentures, and (D) such Liens shall not extend to any other property or assets of the Loan Parties and (ii) Liens incurred in connection with sale leaseback transactions of fixed or capital assets as long as such Liens shall not violate the terms of the Indentures and the proceeds are applied in accordance with Section 7.08;
(i)    Liens on Collateral having the priority set forth in the Intercreditor Agreements securing Indebtedness incurred pursuant to Section 7.03(b), (e) and (w);
(j)    landlords’ and lessors’ Liens in respect of rent not in default for more than sixty days or the existence of which, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect;
(k)    Liens arising solely by virtue of any statutory or common law provisions relating to banker’s liens, liens in favor of securities intermediaries, rights of setoff or similar rights and remedies as to deposit accounts or securities accounts or other funds maintained with depository institutions or securities intermediaries;
(l)    Liens on furniture, fixtures and equipment that are not part of Specified Real Properties securing Indebtedness in an amount not to exceed $150.0 million;
(m)    Liens attaching solely to cash earnest money deposits in connection with any letter of intent or purchase agreement in connection with any Investment permitted pursuant to Section 7.02(m);

(n)    Liens arising from precautionary UCC filings regarding “true” operating leases or the consignment of goods to a Loan Party or a Subsidiary thereof;
(o)    Liens in favor of customs and revenues authorities imposed by Applicable Law arising in the ordinary course of business in connection with the importation of goods and securing obligations (i) that are not overdue by more than sixty (60) days, (ii) (A) that are being contested in good faith by appropriate proceedings, (B) the applicable Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (C) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation, or (iii) the existence of which would not reasonably be expected to result in a Material Adverse Effect;
(p)    Liens placed on any of the assets or equity interests of a Foreign Subsidiary other than the Canadian Pledge that are senior in priority to or pari passu with the Canadian Pledge securing the Secured Obligations;
(q)    any interest or title of a licensor, sublicensor, lessor or sublessor under any license or operating or true lease agreement;
(r)    licenses, sublicenses, leases or subleases granted to third Persons in the ordinary course of business;
(s)    the replacement, extension or renewal of any Permitted Lien; provided that such Lien shall at no time be extended to cover any assets or property other than such assets or property subject thereto on the Restatement Date or the date such Lien was incurred, as applicable;
(t)    Liens on insurance policies and the proceeds thereof incurred in the ordinary course of business in connection with the financing of insurance premiums; provided that such Liens shall be limited only to the insurance policies and proceeds of such insurance premiums;
(u)    Liens on securities which are the subject of repurchase agreements incurred in the ordinary course of business;
(v)    Liens arising by operation of law under Article 4 of the UCC (or, with respect to the assets of any Foreign Subsidiary of the Borrower organized under the Laws of Canada, any similar Laws in Canada) in connection with collection of items provided for therein;
(w)    Liens arising by operation of law under Article 2 of the UCC (or, with respect to the assets of any Foreign Subsidiary of the Borrower organized under the Laws of Canada, any similar Laws in Canada) in favor of a reclaiming seller of goods or buyer of goods;
(x)    Liens on deposit accounts or securities accounts in connection with overdraft protection and netting services;
(y)    security given to a public or private utility or any Governmental Authority as required in the ordinary course of business;
(z)    possessory Liens in favor of brokers and dealers arising in connection with the acquisition or disposition of Investments owned as of the date hereof and Investments permitted pursuant to Section~~7.03~~7.02; provided that such Liens (i) attach only to such Investments and (ii)

secure only obligations incurred in the ordinary course and arising in connection with the acquisition or disposition of such Investments and not any obligation in connection with margin financing;
(aa)    with respect to any Real Property located in Canada, any rights, reservations, limitations and conditions contained in the grant from the Crown or any Crown Patent;
(bb)    Liens relating to Indebtedness permitted by Section 7.03(r) that comply with the provisions of Section 7.03(r);
(cc)    Liens in favor of a financial institution encumbering deposits (including the right of setoff) held by such financial institution in the ordinary course of business in respect of Indebtedness permitted hereunder and which are within the general parameters customary in the banking industry;
(dd)    Liens in the nature of the right of setoff in favor of counterparties to contractual agreements with the Loan Parties (other than the Sponsors (other than Holdings and any of its Subsidiaries)) in the ordinary course of business;
(ee)    Liens on assets other than Specified Real Properties not otherwise permitted by this Section 7.01; provided that the aggregate outstanding principal amount of the obligations secured by such Liens shall not exceed (as to all Loan Parties) $100.0 million at any one time; ~~and~~
(ff)    Liens which are pari passu in priority to the Liens securing the Secured Obligations and are incurred to secure obligations in respect of any Indebtedness permitted to be incurred pursuant to Section 7.03(n)~~.~~; provided that no Liens shall be permitted pursuant to this clause on any Specified Real Property;
(gg)    Liens on the Collateral securing Permitted Pari Passu Refinancing Debt and/or Permitted Junior Refinancing Debt;
(hh)    Liens to secure debt assumed in connection with the consummation of Permitted Acquisitions so long as such debt was not incurred in contemplation of the Permitted Acquisitions and such Liens are only secured by the assets or entities acquired;
(ii)    Liens created under the Loan Documents;
(jj)    Liens on Specified Real Property that is not Collateral after the later of (x) the Springing Covenant Trigger Date and (y) the date all the Specified Real Property required to be Collateral becomes Collateral; and
(kk)    Liens securing the Special Refinancing Indebtedness to the extent such Liens are contemplated in the definition of “Special Refinancing Indebtedness”.
7.02     Investments. Make any Investments, except:
(a)    Investments held by any Loan Party or a Subsidiary thereof in the form of Cash Equivalents;

(b)    Investments (i) of any Loan Party in any Subsidiary Guarantor, (ii) of any Subsidiary Guarantor in the Borrower or any other Subsidiary Guarantor, (iii) of up to $25.0 million in one or more Non-Guarantor Subsidiaries by the Borrower and/or one or more Subsidiary GuarantorsGuarantors ~~and~~, (iv) of a ~~Non-~~ Non-Guarantor Subsidiary in another Non-Guarantor Subsidiary or of up to $30.0 million in a Non-Loan Party and (v) of any Non-Guarantor Subsidiary in any Loan Party; provided that in the case of Investments in the form of Indebtedness, all such Indebtedness shall be evidenced by promissory notes;
(c)    Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case, in the ordinary course of business;
(d)    guarantees permitted by Sections 7.03(d) and (s);
(e)    Hedge Agreements permitted by Section 7.03(e);
(f)    non-cash consideration received in any asset sale permitted by Section 7.05;
(g)    transactions permitted by Section 7.04 and Investments constituting loans or advances by the Borrower to Holdings in lieu of dividends or other distributions otherwise permitted pursuant to Section 7.06;
(h)    (x) Investments made in order to consummate a Permitted Acquisition to the extent that any Person or property acquired in such acquisition becomes a Subsidiary Guarantor or a part of the Borrower or any Subsidiary Guarantor and after giving effect to such Permitted Acquisition the Consolidated Fixed Charge Coverage Ratio of the Borrower would be at least 2.00 to 1.00 and (y) other Permitted Acquisitions, consummated after the Restatement Date, with an aggregate purchase price in the case of this clause (y) (other than purchase price paid with the proceeds of the issuance of equity by Holdings or other capital contributions (other than relating to Disqualified Capital Stock)) not to exceed an amount equal to the Available Amount;
(i)    Investments existing on the Restatement Date and set forth on Schedule 7.02(i), and refinancings thereof on substantially the same terms or the capitalization of an existing intercompany loan to a Non-Guarantor Subsidiary;
(j)    loans or advances to employees for the purpose of travel, entertainment or relocation in the ordinary course of business; provided that all such loans or advances to employees shall not exceed $20.0 million in the aggregate at any time, and determined without regard to any write-downs or write-offs thereof;
(k)    capitalization or forgiveness of any Indebtedness owed to a Loan Party by another Loan Party;
(l)    to the extent permitted by Applicable Law, notes from officers and employees of a Loan Party issued by such officers and employees in exchange for equity interests of Toys “R” Us Holdings, Inc. purchased by such officers or employees pursuant to a stock ownership of purchase plan or compensation plan;
(m)    other Investments in an amount not to exceed $100.0 million, in the aggregate outstanding at any time, determined without regard to any write-downs or write-offs thereof, plus the amount of cash proceeds received by the Borrower from a direct or indirect common equity contribution from Holdings;

(n)    Investments consisting of the posting of letters of credit, guarantees or cash collateral to secure obligations of TRU (Vermont), Inc. in respect of insurance policies issued in favor of Holdings and its domestic Subsidiaries, in each case relating to or for the benefit of the Borrower and its Subsidiaries in the ordinary course of business not to exceed $250.0 million in the aggregate outstanding at any time; provided that up to $15.0 million thereof may consist of Investments consisting of the posting of letters of credit to secure obligations of TRU (Vermont), Inc. in respect of insurance policies issued in favor of Subsidiaries of Toys “R” Us Europe LLC in the ordinary course of business; ~~and~~
(o)    unsubordinated intercompany loans to Non-Loan Parties in an aggregate amount not to exceed $100.0 million at any one time outstanding;
(p)    capital contributions in an aggregate amount not to exceed $5.0 million per annum required to be made pursuant to the organizational documents of SALTRU Associates JV as in effect on the Restatement Date; and
(q)    additional Investments in an amount not to exceed the Available Amount so long as after giving effect thereto, the Consolidated Fixed Charge Coverage Ratio of the Borrower is at least 2.00 to 1.00.
An Investment shall be deemed to be outstanding to the extent not returned in the same form (or (i) in assets that may be used in those businesses in which the Loan Parties and their Subsidiaries are permitted to be engaged under Section 7.04(b) and have at least the same fair market value or (ii) in Marketable Securities with at least the same fair market value; provided that such Marketable Securities are otherwise permitted by this Section 7.02 or such Marketable Securities are liquidated within 45 days) as the original Investment to such Loan Party.
7.03     Indebtedness and Disqualified Capital Stock. Create, incur, assume or suffer to exist any Indebtedness or Disqualified Capital Stock, except:
(a)    Indebtedness created under the Loan Documents; and extensions, refinancings, renewals and replacements (a “refinancing”) of any such Indebtedness, in whole or in part;
(b)    Indebtedness under any ABL Credit Agreement in an aggregate principal amount not to exceed the greater of (i) $~~2,500,000.0~~2,500.0 million and (ii) the sum of (A) the Combined Borrowing Base (as defined in the ABL Credit Agreement) (B) Incremental Availability (as defined in the ABL Credit Agreement) outstanding at any one time, in the case of each of clauses (i) and (ii), minus the aggregate principal amount of loans under the ABL Credit Agreement which are refinanced or replaced with Special Refinancing Indebtedness outstanding at any one time; provided that, the aggregate principal amount of Indebtedness incurred under this clause (b) by the Canadian Borrower (as defined in the ABL Credit Agreement) or any borrower under the ABL Credit Agreement which is not organized under the laws of the United States, any state thereof or the District of Columbia, shall not exceed $325 million;
(c)    Indebtedness outstanding on the Restatement Date and listed on Schedule 7.03(c) and, refinancings of any such Indebtedness; provided that after giving effect thereto (i) the principal amount of such Indebtedness is not greater than the aggregate principal amount of Indebtedness being refinanced, plus (x) the amount of any interest, premiums or penalties required to be paid thereon and (y) fees and expenses associated therewith, (ii) if the final maturity date of such Indebtedness is prior to the Maturity Date, the result of such refinancing shall not be an earlier maturity date or decreased weighted average life (other than nominal amortization), and (iii) if the final maturity date of such Indebtedness is after the Maturity Date, the result of such extension shall not be a maturity date earlier than the Maturity Date;
(d)    guarantees by (i) any Loan Party of Indebtedness or obligations of the Loan Parties arising in the ordinary course of business of any other Loan Party and (ii) any Foreign Subsidiary of Indebtedness of any other Foreign Subsidiary;
(e)    obligations (contingent or otherwise) of a Loan Party or any Subsidiary thereof existing or arising under any Hedge Agreement; provided that such obligations are (or were) entered into by such Person in the ordinary course of business (including on behalf of another Loan Party or Non-Loan Party) and not for speculative purposes;
(f)    Indebtedness in respect of Capital Lease Obligations and purchase money obligations for fixed or capital assets in an aggregate amount outstanding at any time not to exceed $~~250.0~~300.0 million, and within the limitations set forth in Section 7.01(h) (including any such Indebtedness or purchase money obligations assumed pursuant to Section 7.02(h)) and refinancings of any such Indebtedness; provided that after giving effect thereto the principal amount of such Indebtedness is not greater than the aggregate principal amount of Indebtedness being refinanced, plus (x) the amount of any interest, premiums or penalties required to be paid thereon, and (y) fees and expenses associated therewith;
(g)    Indebtedness permitted by Section 7.02(b);
(h)    Indebtedness relating to surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;
(i)    Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business;
(j)    indemnification, adjustment of purchase price, earn-out or similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business or assets of a Loan Party or any of its Subsidiaries or Equity Interests of a Subsidiary thereof, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Equity Interests for the purpose of financing or in contemplation of any such acquisition; provided that in the case of a disposition, the maximum aggregate liability in respect of all such obligations outstanding under this subsection (j) shall at no time exceed the gross proceeds actually received by a Loan Party and its Subsidiaries in connection with such disposition;
(k)    [reserved];
(l)    Indebtedness between the Borrower and any of its Subsidiaries or between Subsidiaries of the Borrower or between the Borrower or any of its Subsidiaries and/or a Non-Loan Party; provided that all such intercompany Indebtedness (other than any Special Refinancing Indebtedness) of a Loan Party owed to a Non-Guarantor Subsidiary or any other Non-Loan Party shall be unsecured and (subject to any limitation under laws applicable to such Non-Guarantor Subsidiary, its directors or its stockholders) subordinated in right of payment to the payment in full in cash of the Obligations solely in connection with any bankruptcy, insolvency or liquidation proceeding;

(m)    any refinancing of the 2021 Debentures; provided that (i) the amount of such refinancing Indebtedness is not increased at the time of such refinancing except by an amount equal to a premium or other amount paid, accrued interest thereon and fees and expenses reasonably incurred, in connection with such refinancing, (ii) the final maturity of the refinancing Indebtedness shall not be earlier than six months after the Maturity Date, (iii) the board of directors of the Borrower shall have determined that such refinancing is in the best interest of the Borrower and (iv) such refinancing Indebtedness shall be unsecured and may be refinanced at the Borrower level (it being understood and agreed that any such refinancing shall include the ability to repay the 2021 Debentures with cash on hand and/or from loans under the ABL Credit Agreement);
(n)    so long as no Default or Event of Defaults shall have occurred and be continuing or would result therefrom, Indebtedness secured by Liens permitted by Section 7.01(ff) so long as after giving pro forma effect thereto, the Borrower’s Senior Secured Leverage Ratio would be no greater than 1.75 to 1.00;
(o)    without duplication, non-cash accruals of interest, accretion or amortization of original issue discount and/or pay-in-kind interest on Indebtedness otherwise permitted to be incurred under this Agreement;
(p)    Indebtedness consisting of deferred purchase price or notes issued to officers, directors and employees of Loan Parties to purchase or redeem equity interests (or option or warrants or similar instruments) of a Loan Party of an Affiliate of a Loan Party;
(q)    Indebtedness issued as consideration for the repurchase or redemption of Qualified Capital Stock of Holdings in transactions permitted pursuant to Section 7.06(d);
(r)    Indebtedness relating to letters of credit obtained (i) in the ordinary course of business or (ii) in connection with the purchase of inventory from suppliers located outside the United States and Canada;
(s)    guarantees constituting Investments permitted under Section 7.02;
(t)    Indebtedness in an aggregate principal amount not to exceed $150.0 million secured by Liens incurred pursuant to Section 7.01(l); ~~provided that the proceeds from such Indebtedness are applied in accordance with Section 2.03(c);~~
(u)    other unsecured Indebtedness so long as, at the time of incurrence thereof, (i) after giving effect to the incurrence of such unsecured Indebtedness (as if such unsecured Indebtedness had been incurred on the first day of the most recently completed period of four consecutive fiscal quarters of the Borrower ending on or prior to such date), (A) the Consolidated Fixed Charge Coverage Ratio of the Borrower would have been at least 2.00 to 1.00, (ii) no Default or Event of Default shall have occurred and be continuing at the time of incurrence of such unsecured Indebtedness or would result therefrom and (iii) the terms of such unsecured Indebtedness do not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date at least 180 days following the Maturity Date;
(v)    other Indebtedness in an aggregate principal amount not to exceed $100.0 million; ~~and~~

~~(w)    Indebtedness represented by the Secured Notes, as amended, refinanced or replaced from time to time, in an aggregate principal amount not to exceed $350,000,000 plus any additional Indebtedness secured by the Collateral on a pari passu basis with the Secured Obligations issued after the Restatement Date in an aggregate principal amount not to exceed $700,000,000 less the aggregate amount of any New Loans made pursuant to Section 2.12 hereof.~~
(w)    [Reserved]
(x)    Permitted Unsecured Refinancing Debt;
(y)    Permitted Pari Passu Refinancing Debt and Permitted Junior Refinancing Debt;
(z)    Indebtedness incurred by the Borrower in an amount up to the amount of any cash equity contribution or investment of cash by Holdings to the Borrower; and
(aa)    Indebtedness, in an amount up to the Special Refinancing Indebtedness Amount, directly or indirectly, repay, refinance or replace (and in the case of any commitments, terminate) all Term B-2 Loans, Term B-3 Loans, and the Tranche A-1 Loans (as defined in the ABL Credit Agreement) including any fees and expenses in connection therewith; provided that, (i) such Indebtedness does not mature earlier than or have a weighted average life to maturity shorter than the Latest Maturity Date, (ii) such Indebtedness shall only be secured by the assets securing the Term B-2 Loans, the Term B-3 Loans and the Tranche A-1 Loans (as defined in the ABL Credit Agreement), (iii) such Indebtedness shall only be guaranteed by the Guarantors (iv) such Indebtedness is subject to the relevant Intercreditor Agreement(s), (v) such Indebtedness has terms and conditions (excluding pricing, interest rate margins, rate floors, discounts, fees, premiums and prepayment or redemption provisions) that are not materially more favorable (when taken as a whole) to the lenders or investors providing such Indebtedness than the terms and conditions of the Term B-2 Loans, the Term B-3 Loans and the Tranche A-1 Loans (as defined in the ABL Credit Agreement) (when taken as a whole) are to the applicable lenders (except for covenants or other provisions applicable only to periods after the Latest Maturity Date at the time of such refinancing), (vi) such Indebtedness is either (A) incurred by the Borrower or (B) owed to a Special Refinancing Subsidiary through interercompany loans, (vii) the Geoffrey Collateral can secure no more than $200 million of such Indebtedness and any Lien on the Geoffrey Collateral shall be secured on a pari passu basis with the Liens securing the Term B-4 Loans and (y) the ABL Priority Collateral can secure no more than $200 million of such Indebtedness on a pari passu basis with the Liens securing the Term B-4 Loans, (viii) the ABL Priority Collateral can secure no more than $280 million of such Indebtedness on a senior basis to the Liens securing the Term B-4 Loans, (ix) such Indebtedness is secured by the Canadian Pledge on a junior priority basis to the Liens securing the Term B-4 Loans and (x) such Indebtedness is not secured by Liens other than those set forth in clauses (ii), (vii), (viii) and (ix) above (such Indebtedness, the “Special Refinancing Indebtedness”).
7.04     Fundamental Changes.
(a)    Merge or amalgamate into or consolidate with any other Person, or permit any other Person to merge or amalgamate into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing or would arise therefrom, (i) any Subsidiary may liquidate, dissolve, consolidate, amalgamate or merge into a Loan Party in a transaction in which a Loan Party is the surviving corporation, (ii) any Subsidiary that is not a Loan Party may liquidate, dissolve, consolidate, amalgamate or merge into any Subsidiary that is not a Loan Party, (iii) any Loan Party may amalgamate or merge with or into any other Loan Party and (iv) transactions permitted by Section 7.02 or Section 7.05 may be consummated in the form of a merger, amalgamation or consolidation.
(b)    Engage, to any material extent, in any business other than businesses of the type conducted by such Loan Party on the date of execution of this Agreement and businesses reasonably related thereto and those complementary or ancillary thereto.
7.05     Asset Sales. Make any Asset Sales, except:
(a)    sales of obsolete, damaged or worn out property or, in the judgment of a Loan Party, property no longer useful or necessary in its business or that of any Subsidiary, whether now owned or hereafter acquired, in each case in the ordinary course of business;
(b)    Liens permitted under Section 7.01 and transactions permitted by Section 7.02, Section 7.04(a), Section 7.06 and Section 7.08;
(c)    licensed departments and leases, subleases, licenses and sublicenses of real or personal property, in each case in the ordinary course of business;
(d)    sales of assets by a Loan Party or any of its Subsidiaries to (i) any of such Person’s Subsidiaries or (ii) another Loan Party or its Subsidiaries; provided that if the transferor in such a transaction is a Loan Party, then the transferee must be a Loan Party;
(e)    sales of non-core assets acquired pursuant to Section 7.02(m) which are not used in the business of the Loan Parties;
(f)    sales or forgiveness of accounts in the ordinary course of business or in connection with the collection or compromise thereof;
(g)    leasing of Real Property that is no longer used in the business of the Loan Parties;
(h)    Asset Sales by a Loan Party and or any of its Subsidiaries not otherwise permitted under this Section 7.05; provided that (i) at the time of such Asset Sales, no Event of Default shall exist or would result from such Asset Sale, (ii) the consideration paid for such asset shall be paid to such Loan Party or such Subsidiary at least (x) 75% in cash or Cash Equivalents with respect to sales of Real Property and (y) 100% in cash or Cash Equivalents with respect to sales of any other assets ~~and~~, (iii) 100% of the Net Cash Proceeds from such Asset Sale are applied in accordance with Section 2.03, promptly following the receipt of such Net Cash Proceeds, except with respect to any sale leaseback of assets other than Real Property which will be applied in accordance with Section 7.08~~;~~ and (iv) any sales of Real Property shall be for fair market value (as determined in good faith by the Borrower).
(i)    any disposition of Real Property to a Governmental Authority as a result of a condemnation of such Real Property;
(j)    forgiveness of Investments permitted under Section 7.02(b);
(k)    issuances of equity by Foreign Subsidiaries to qualifying directors of such Foreign Subsidiaries;

(l)    so as long as no Event of Default would arise therefrom, sales or other dispositions of Investments permitted under Section 7.02 (other than those described in clauses (b)(iii) and (iv) and (f) of Section 7.02);
(m)    the sale or other disposition of the Equity Interests or assets of the Propco Subsidiaries;
(n)    exchanges or swaps of equipment owned or leased by any Loan Party or a Subsidiary for other equipment; provided that (i) such exchange or swap shall be made for substantially equivalent fair value, (ii) the equipment so exchanged or swapped must be replaced with equipment reasonably concurrently with such exchange or swap and (iii) all Net Cash Proceeds, if any, received in connection with any such exchange or swap shall be applied to the Obligations pursuant to Section 2.03(b) hereof;
(o)    swaps or exchanges of Real Property, Stores or Store leases owned by any Loan Party or a Subsidiary for other Real Property, Stores or Store leases; provided that (i) such swap or exchange shall be made for substantially equivalent fair value~~; and~~, (ii) the Real Property, Store or Store lease swapped or exchanged shall be replaced with Real Property, Stores or Store leases reasonably concurrently with such swap or exchange and (iii) if the swap or exchange is in respect of a Specified Real Property, the replacement property must be Real Property and such Real Property shall become a Specified Real Property; and
(p)    sales of Real Property, Stores or Store leases by any Loan Party or a Subsidiary thereof for fair market value, the net proceeds of which are to be used in connection with a relocation of such Real Property, Stores or Store leases to an identified site that is under contract; provided that the net proceeds from the sale of a Specified Real Property must be used to relocate such Specified Real Property.
Notwithstanding anything contained herein to the contrary, the application of net proceeds of any sale of assets constituting a sale leaseback transaction (other than with respect to Real Property) shall be applied in accordance with Section 7.08.
7.06     Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except:
(a)    each Subsidiary of a Loan Party may make Restricted Payments to its direct equity holders, and any Non-Guarantor Subsidiary may make Restricted Payments to another Non-Guarantor Subsidiary;
(b)    the Loan Parties and each Subsidiary thereof may declare and make dividend payments or other distributions payable (i) solely in the stock or other Equity Interests of such Person or (ii) from amounts received as dividends originating from any Propco Subsidiary or in the form of the Equity Interests issued, or assets owned, by any Propco Subsidiary;
(c)    to the extent actually used by Holdings to pay such taxes, costs and expenses, the Loan Parties and their Subsidiaries may make Restricted Payments to or on behalf of Holdings in an amount necessary to pay Permitted Holdings Expenses;
(d)    so long as no Specified Default has occurred or is continuing or would result after giving effect thereto on a pro forma basis, payments to Holdings to permit Holdings (or its direct parent company), and the subsequent use of such payments by Holdings (or its direct parent company), to repurchase or redeem Qualified Capital Stock of Holdings (or its direct parent company) held by officers, directors or employees or former officers, directors or employees (or their transferees, estates or beneficiaries under their estates) of Holdings or any Subsidiary thereof, upon their death, disability, retirement, severance or termination of employment or service; provided that the aggregate cash consideration paid for all such redemptions and payments shall not exceed $5.0 million;
(e)    Permitted Tax Distributions (excluding any amounts distributable under subsection (c)) to Holdings, so long as Holdings uses such distributions to pay its taxes;
(f)    so long as no Specified Default has occurred, is continuing or would result therefrom, Restricted Payments from any Loan Party or any Subsidiary to Holdings to the extent actually used by Holdings to (i) pay interest payments when due in respect of (A) Certain Holdings Indebtedness or any Indebtedness incurred by Holdings to refinance such Certain Holdings Indebtedness and (B) any Indebtedness incurred by Holdings to refinance the Loans, (ii) pay obligations owing in respect of any Specified Holdings Indebtedness or renewals and extensions thereof or (iii) so long as the Total Net Leverage Ratio of the Borrower is less than 4.75 to 1.00, repay or prepay the principal of and premium, if any, on the 2011 Notes and 2013 Notes; ~~and~~
(g)    so long as no Default or Event of Default has occurred and is continuing, the Borrower may make dividends and other distributions (including in the form of loans) to Holdings in an aggregate amount not to exceed the Available Amount, so long as the Consolidated Fixed Charge Coverage Ratio of the Borrower is at least 2.00 to 1.00; and
(h)    so long as no Default or Event of Default has occurred and is continuing, other Restricted Payments in an aggregate amount not to exceed $50.0 million from and after the Amendment No. 3 Effective Date.
7.07     Transactions with Affiliates. Sell, lease or otherwise transfer or license any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except that the following shall be permitted:
(a)    transactions that are at prices and on terms and conditions, taken as a whole, not less favorable to such Loan Party or such Subsidiary thereof than could be obtained on an arm’s-length basis from unrelated third parties;
(b)    transactions between or among the Loan Parties and their Subsidiaries (for the avoidance of doubt, including Special Refinancing Subsidiaries) not prohibited hereunder;
(c)    payments of indemnities, reimbursement of actual expenses and, so long as no Specified Default has occurred and is continuing or would result therefrom, payments of management fees and transaction fees, in each case, pursuant to the Management Agreement; provided that such management fees and transaction fees not paid shall accrue and be paid when the applicable Specified Default has been cured or waived and no additional Specified Default has occurred and is continuing or would arise as a result of such payment;
(d)    other transactions specifically permitted under this Agreement (including, without limitation, sale leaseback transactions and transactions permitted by Sections 7.02, 7.03, 7.04, 7.05, 7.06 and 7.08);

(e)    payment of reasonable compensation to directors, officers and employees for services actually rendered to any such Loan Party or any of its Subsidiaries and indemnification arrangements;
(f)    stock option and compensation plans of the Loan Parties and their Subsidiaries;
(g)    employment contracts with officers and management of the Loan Parties and their Subsidiaries;
(h)    advances and loans to officers and employees of the Loan Parties and their Subsidiaries to the extent specifically permitted by Section 7.02(j);
(i)    transactions contemplated by and permitted pursuant to Sections 7.02(l) and 7.03(p);
(j)    transactions set forth on Schedule 7.07 hereto;
(k)    payment of reasonable director’s fees, expenses and indemnities; and
(l)    the payment and performance under any Master Lease to which a Loan Party is a party.
7.08     Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by any Loan Party of property (other than Real Property) that has been or is to be sold by such Loan Party to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of such Loan Party; provided that any sale leaseback of assets (other than Real Property) shall be permitted to the extent that 100% of the Net Cash Proceeds thereof in excess of $5.0 million are applied to repay the Loans outstanding hereunder.
7.09     Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of a Loan Party to:
(a)    make Restricted Payments in respect of any Equity Interests of such Subsidiary held by, or pay any Indebtedness owed to, any Loan Party,
(b)    make loans or advances to, or other Investments in, any Loan Party~~;~~, or
(c)    transfer any of its assets to any Loan Party,
except for such encumbrances or restrictions existing under or by reason of:
(i)    any restrictions existing under the Loan Documents, the ABL Credit Documents or Indebtedness permitted by Sections 7.03 (e) (solely with respect to the party and its subsidiaries to such Hedge Agreement), (f), (h), (j) (solely with respect to the party and its subsidiaries to such Indebtedness), (r) ~~and~~, (s) (solely with respect to clauses (b) and (c) above) and (aa) and, provided that such permitted Indebtedness contains restrictions are, taken as a whole, no more disadvantageous to the Lenders than those contained in this Agreement or the Secured Notes, clauses (v) and (w);

(ii)    any encumbrance or restriction pursuant to applicable law or an agreement in effect at or entered into on the Restatement Date;
(iii)    any encumbrance or restriction with respect to a Loan Party or any of its Subsidiaries pursuant to an agreement relating to any Indebtedness incurred by such Subsidiary prior to the date on which such Subsidiary was acquired by a Loan Party or its Subsidiary and outstanding on such date, which encumbrance or restriction is not applicable to such Loan Party or its Subsidiaries, or the properties or assets of such Loan Party or a Subsidiary thereof, other than the Subsidiary, or the property or assets of the Subsidiary, so acquired, or any Subsidiary thereof or the property or assets of any such Subsidiary and, provided that such Indebtedness contains restrictions are, taken as a whole, no more disadvantageous to the Lenders than those contained in this Agreement or the Secured Notes;
(iv)    any encumbrance or restriction pursuant to an agreement effecting a refinancing of Indebtedness incurred pursuant to an agreement referred to in subsection (i), (ii) or (iii) of this Section or this subsection (iv) or contained in any amendment to an agreement referred to in subsection (i), (ii) or (iii) of this Section or this subsection (iv); provided that the encumbrances and restrictions contained in any such refinancing agreement or amendment are not materially less favorable taken as a whole, as determined by the Loan Party in good faith, to the Lenders than the encumbrances and restrictions contained in such predecessor agreement;
(v)    with respect to subsection (c), any encumbrance or restriction (A) that restricts the subletting, assignment, subleasing, sublicensing or transfer of any property or asset or right and is contained in any lease, license or other contract entered into in the ordinary course of business or (B) contained in security agreements securing Indebtedness of a Loan Party or a Subsidiary of a Loan Party to the extent such encumbrance or restriction restricts the transfer of the property subject to such security agreements;
(vi)    any restrictions (related to the assets being sold) imposed pursuant to an agreement that has been entered into in connection with the disposition of the Equity Interests or assets of a Loan Party or a Subsidiary thereof;
(vii)    any encumbrances or restrictions applicable solely to a Foreign Subsidiary and contained in any credit facility extended to any Foreign Subsidiary; provided that such encumbrances and restrictions do not extend to any Subsidiary that is not a Foreign Subsidiary;
(viii)    restrictions on transfers of assets pursuant to a Lien permitted by Section 7.01; and
(ix)    any encumbrance or restriction arising under or in connection with any agreement or instrument governing Equity Interests of any Person other than a wholly owned Subsidiary of a Loan Party that is acquired after the Restatement Date.

7.10     Use of Proceeds. Use the proceeds of the Loans, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose in violation of the margin rules.
7.11     Modifications of Charter Documents and Other Documents, Etc. Directly or indirectly:
(a)    amend, modify or permit the amendment or modification of any provision of the documents governing any Subordinated Indebtedness, in each case to the extent that such amendment, modification or waiver would be reasonably likely to result in a Material Adverse Effect;
(b)    amend, modify or waive any of its rights under its Charter Documents in any manner material and adverse to the Lenders; or
(c)    make any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any Subordinated Indebtedness, except as otherwise permitted by this Agreement, including in connection with any refinancing permitted herein.
7.12     Fiscal Year. Make any change in its Fiscal Year; provided that the Borrower may, upon written notice to the Administrative Agent change its Fiscal Year in a manner reasonably acceptable to the Administrative Agent.
7.13     Anti-Terrorism Law; Anti-Money Laundering.
(a)    Directly or indirectly, (i) knowingly conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in Section 5.20, (ii) knowingly deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order or any other Anti-Terrorism Law, or (iii) knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law (and the Loan Parties shall deliver to the Lenders any certification or other evidence requested from time to time by any Lender in its reasonable discretion, confirming the Loan Parties’ compliance with this Section 7.13).
(b)    Knowingly cause or permit any of the funds of such Loan Party that are used to repay the Loans to be derived from any unlawful activity with the result that the making of the Loans would be in violation of any applicable law.
7.14     Embargoed Person. Knowingly cause or permit (a) any of the funds or properties of the Loan Parties that are used to repay the Loans to constitute property of, or be beneficially owned directly or indirectly by, any Person subject to sanctions or trade restrictions under United States law (“Embargoed Person” or “Embargoed Persons”) that is identified on (1) the “List of Specially Designated Nationals and Blocked Persons” maintained by OFAC and/or on any other similar list maintained by OFAC pursuant to any authorizing statute including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Order or applicable law promulgated thereunder, with the result that the investment in the Loan Parties (whether directly or indirectly) is prohibited by applicable law, or the Loans made by the Lenders would be in violation of applicable law, or (2) the Executive Order, any related enabling legislation or any other similar Executive Orders or (b) any Embargoed Person to have any direct or indirect interest, of any nature whatsoever in the Loan Parties, with the result that the investment in the Loan Parties (whether directly or indirectly) is prohibited by applicable law or the Loans are in violation of applicable law.
7.15     No Further Negative Pledge. Enter into any agreement, instrument, deed or lease which prohibits or limits the ability of any Loan Party or any Subsidiary thereof to create, incur, assume or suffer to exist any Lien upon any of their respective properties or revenues constituting or required to constitute Collateral under the Loan Documents or which is subject to Section 6.10(c), whether now owned or hereafter acquired, or which requires the grant of any security in such property or revenues for an obligation if security is granted for another obligation, except the following: (1) this Agreement, the other Loan Documents, the ABL Credit Agreement Documents and the documents governing any Indebtedness incurred pursuant to Sections 7.03(c), (d), (e), (f), (h), (j), (r), ~~and~~ (s) and (aa); (2) any documentation governing Permitted Unsecured Refinancing Debt, Permitted Pari Passu Refinancing Debt or Permitted Junior Refinancing Debt; (3) covenants in documents creating Liens permitted by Section 7.01 prohibiting further Liens on the properties encumbered thereby; and (~~3~~4) any prohibition or limitation that (a) exists pursuant to applicable Requirements of Law, (b) consists of customary restrictions and conditions contained in any agreement relating to the sale of any property permitted under Section 7.05 pending the consummation of such sale, (c) restricts sublicensing, the granting of a Lien or subletting or assignment of any contract, license or lease of a Loan Party or a Subsidiary thereof, (d) exists in any agreement in effect at the time such Subsidiary becomes a Subsidiary of a Loan Party, so long as such agreement was not entered into in contemplation of such Person becoming a Subsidiary of a Loan Party or (e) is imposed by any amendments or refinancings that are otherwise permitted by the Loan Documents of the contracts, instruments or obligations referred to in subsection (~~3~~4)(d); provided that such amendments and refinancings are no more materially restrictive with respect to such prohibitions and limitations than those prior to such amendment or refinancing.
ARTICLE VIII

EVENTS OF DEFAULT AND REMEDIES
8.01     Events of Default. Any of the following shall constitute an “Event of Default”:
(a)    Non-Payment. Any Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within 10 days after the same becomes due, any interest on any Loan, or (iii) within 30 days after the same becomes due, any fee due or any other amount payable hereunder or under any other Loan Document; or
(b)    Other Defaults. Holdings or any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) above or (c) below) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after notice thereof is given by the Arrangers; or
(c)    Cross-Default/Acceleration. Any Loan Party (A) fails to make any payment when due (whether by scheduled maturity, required prepayment or otherwise, and giving effect to any applicable grace period) in respect of any individual Indebtedness (other than Indebtedness hereunder or under the Guarantee) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) equal to or greater than $100.0 million, (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating to such Indebtedness, other than the failure to provide notice of a default or an event of default under such agreement or instrument, the effect of which default or other event is to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise) prior to its stated maturity (it being understood that with respect to a Hedge Agreement, the occurrence of termination events or additional termination events pursuant to the terms of such Hedge Agreement are not defaults in the observance or performance of such Hedge Agreement) or (C) fails to observe or perform any other agreement or condition (other than financial maintenance covenants or the failure to provide notice of a default or event of default under such agreement or instrument) relating to any ABL Credit Agreement Obligations or contained in any ABL Credit Agreement Document, the effect of which default or other event is to cause, or to permit the holder or holders of any ABL Credit Agreement Obligations (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such ABL Credit Agreement Obligations to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise) prior to its stated maturity; provided that any such failure referred to in clause (C) shall constitute an Event of Default under this subsection (c) only after the expiration of a 30-day period following the commencement of such failure; or
(d)    Insolvency Proceedings, Etc. (i) An involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (a) liquidation, reorganization or other relief in respect of any Loan Party or its debts, or of a substantial part of its assets, under the Bankruptcy Code or any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (b) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; or
(ii)    Any Loan Party shall (a) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under the Bankruptcy Code or any federal, state, provincial or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (b) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 8.01(d), (c) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or for a substantial part of its assets, (d) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (e) make a general assignment for the benefit of creditors or (f) take any action for the purpose of effecting any of the foregoing; or
(e)    Judgments. One or more final judgments for the payment of money in an aggregate amount in excess of ~~(i) if Excess Availability (as defined in the ABL Credit Agreement as in effect on the date hereof) is then greater than $250.0 million, $100.0 million or (ii) if Excess Availability (as defined in the ABL Credit Agreement as in effect on the date hereof) is then less than $250.0 million, $50.0 million (or in each case, such lesser amount as would reasonably be expected to result in a Material Adverse Effect)~~$100.0 million in excess of insurance coverage (or indemnities from indemnitors reasonably satisfactory to the Agents) shall be rendered against any Loan Party or any combination of Loan Parties and the same shall remain undischarged for a period of forty-five (45) days during which execution shall not be effectively stayed, satisfied or bonded or any action shall be legally taken by a judgment creditor to attach or levy upon any material assets of any Loan Party to enforce any such judgment; or
(f)    ERISA. An ERISA Event shall have occurred that when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material

Adverse Effect and the same shall remain undischarged for a period of thirty (30) consecutive days during which period any action shall not be legally taken to attach or levy upon any material assets of any Loan Party to enforce any such liability; or
(g)    Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations (other than contingent indemnity obligations with respect to unasserted claims), ceases to be in full force and effect; or any Loan Party contests in any manner in writing the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document except by reason of payment in full of all Obligations (other than contingent indemnity obligations with respect to unasserted claims), or purports to revoke, terminate or rescind any provision of any Loan Document except pursuant to the express terms thereof; or
(h)    Representations and Warranties. Any representation or warranty made by any Loan Party (or any of its Responsible Officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or
(i)    Collateral. Any security interest and Lien purported to be created by any Security Document as to any property of the Loan Parties shall cease to be in full force and effect, or shall cease to give the Collateral Agent, for the benefit of the Secured Parties, the Liens, rights, powers and privileges purported to be created and granted under such Security Document in favor of the Collateral Agent, or any security interest and Lien purported to be created by any Security Document on such property shall be asserted by any Loan Party not to be a valid~~,~~ and perfected~~, first priority (except as otherwise expressly provided in this Agreement or such Security Document)~~ security interest (with the priority required by the Intercreditor Agreements) in or Lien on the Collateral covered thereby, in each case which, individually or in the aggregate, materially detracts from or impairs the value of the Collateral to the Lenders, taken as a whole; or
(j)    Change of Control. There occurs any Change of Control~~.~~;
(k)    Certain Prepayment Events. The Borrower fails to pay any mandatory prepayment required to be made pursuant to Section 2.03(j)(i); or
(l)    Invalidity of the IntermediateCo Unsecured Guarantee. Any provision of the Intermediate Co. Unsecured Guarantee, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder prior to the satisfaction in full of the Obligations (other than contingent indemnity obligations with respect to unasserted claims) in respect of the Term B-4 Loans, ceases to be in full force and effect; or the Borrower or IntermediateCo contests in any manner in writing the validity or enforceability of any provision of the IntermediateCo Unsecured Guarantee; or IntermediateCo denies that it has any further liability or obligation under the IntermediateCo Unsecured Guarantee except by payment in full of all Obligations (other than contingent indemnity obligations with respect to unasserted claims) in respect of the Term B-4 Loans, or purports to revoke, terminate or rescind any provision of the IntermediateCo Unsecured Guarantee except pursuant to the express terms thereof.
8.02     Remedies upon Event of Default. If any Event of Default (other than an Event of Default pursuant to Section 8.01(k) or (l)) occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions; provided, that with respect to an Event of Default pursuant to Section 8.01(k) or (l), the Administrative

Agent shall only act upon the request of the Term B-4 Required Lenders and the remedies shall be limited to the Term B-4 Loans:
(i)    declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document (or, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and
(ii)    exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents (or, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee);
provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the Commitments shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender.
For the avoidance of doubt, the occurrence and continuance of an Event of Default or acceleration shall not trigger a prepayment premium under Section 2.03(h).
8.03     Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.02), or after the commencement of any Liquidation, subject to the terms of the Intercreditor Agreements, any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order:
(a)    First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Agents and amounts payable under Article III) payable to the Administrative Agent and the Collateral Agent in their capacities as such;
(b)    Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders (including fees and time charges for attorneys who may be employees of any Lender) and amounts payable under Article III), ratably among them in proportion to the amounts described in this subsection (b) payable to them;
(c)    Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and other Obligations, ratably among the Lenders in proportion to the respective amounts described in this subsection (c) payable to them;
(d)    Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans ratably among the Lenders;
(e)    Fifth, to payment of any other Secured Obligations then outstanding ratably among the Secured Parties; and

(f)    Last, the balance, if any, after all of the Obligations then due and owing have been paid in full in cash, to the Borrower or as otherwise required by Law.
Each Loan Party acknowledges the relative rights, priorities and agreements of the Secured Parties and the secured parties under the ABL Credit Agreement, the Secured Notes and the Additional Secured Notes, if any, in each case as set forth in the Intercreditor Agreements and this Agreement, including as set forth in this Section 8.03.
ARTICLE IX

AGENTS
9.01     Appointment and Authority. Each of the Lenders hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and no Loan Party shall have rights as a third party beneficiary of any of such provisions.
9.02     Rights as a Lender. Each Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not one of the Agents and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Persons serving as the Administrative Agent hereunder in its individual capacity. Such Persons and their Affiliates may accept deposits from, lend money to, act as financial advisor or in any other advisory capacity for and generally engage in any kind of business with Holdings, the Loan Parties or any Subsidiary thereof or other Affiliate thereof as if each such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
9.03     Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee). Without limiting the generality of the foregoing, the Administrative Agent:
(a)    shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(b)    shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee)); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) or applicable law; and

(c)    shall not, except as expressly set forth herein and in the other Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee), have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Holdings, the Borrower or any of their Affiliates that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity.
The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 8.02 and 10.01) or (ii) except to the extent of any liability imposed by law by reason of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower or a Lender.
The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee), (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
9.04     Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
9.05     Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) by or through any one or more sub‑agents appointed by the Administrative Agent. The Administrative Agent and any such sub‑agent may perform any and all of their duties and exercise their rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub‑agent and to the Related Parties of the Administrative Agent and any such sub‑agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities of the Administrative Agent.

9.06     Resignation of the Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, which appointment shall be subject to approval (not to be unreasonably withheld) by the Borrower. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment and shall have been approved by the Borrower (where such approval is required) within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent (which shall also be a Lender) meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance and approval (if applicable) of a successor’s appointment as Administrative Agent hereunder, and upon the execution and filing or recording of such financing statements or amendments thereto, and such other instruments or notices, as may be necessary, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted by the Security Documents such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) (if not already discharged therefrom as provided above in this Section 9.06). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub‑agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.
9.07     Non-Reliance on the Agents and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
9.08     No Other Duties, Etc.~~.~~ Anything herein to the contrary notwithstanding, none of the Collateral Agent, the Syndication Agents, the Documentation Agent or the Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity as a Lender hereunder. Anything herein to the contrary notwithstanding, the Administrative Agent shall not have any powers, duties or responsibilities under this

Agreement or any of the other Loan DocumentsDocuments (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee), except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder.
9.09     Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Loan Party) shall be entitled and empowered, by intervention in such proceeding or otherwise
(a)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Agents and their respective agents and counsel and all other amounts due the Lenders and the Agents under Sections 2.09 and 10.04) allowed in such judicial proceeding; and
(b)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.03(g), 2.09 and 10.04.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.
9.10     Collateral and Guarantee Matters. The Lenders irrevocably authorize the Administrative Agent and the Collateral Agent, at its option and in its discretion,
(a)    to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Secured Obligations (other than contingent indemnity obligations with respect to unasserted claims), (ii) that is sold or to be sold as part of or in connection with any sale permitted hereunder or under any other Loan Document to a Person that is not a Loan Party, (iii) in accordance with the requirements of the Intercreditor Agreements ~~or~~, (iv) to the extent constituting Excluded Collateral (as defined in the Security Agreement) or (v) subject to Section 10.01, if approved, authorized or ratified in writing by the Required Lenders;
(b)    to subordinate any Lien on any property granted to or held by the ~~Administrative~~Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(~~n~~h);

(c)    to release any Guarantor from its obligations under the Guarantee if such Person ceases to be a Subsidiary of a Loan Party as a result of a transaction permitted hereunder; provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of any other Indebtedness of the Borrower unless and until such Guarantor is (or is being simultaneously) released from its guarantee with respect to such other Indebtedness; and
(d)    subject to the other provisions of this Article IX, to take such actions, including making filings and entering into agreements and any amendments or supplements to any Security Document or Intercreditor Agreement, as may be necessary or desirable to reflect the intent of this Agreement and the refinancing of any Indebtedness permitted hereunder; provided that upon request by the Administrative Agent or any Loan Party at any time, the Lenders will confirm in writing the Administrative Agent’s authority to enter into such agreements, amendments or supplements.
(e)    Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guarantee pursuant to this Section 9.10; provided that any release or subordination with respect to the Canadian Pledge must also be confirmed in writing by the Term B-4 Required Lenders.
9.11     Withholding Tax~~.~~. To the extent required by any applicable Law, the Administrative Agent may deduct or withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective, or for any other reason), such Lender shall indemnify and hold harmless the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by Borrower pursuant to Sections 3.01 and 3.04 and without limiting any obligation of Borrower to do so pursuant to such Sections) fully for all amounts paid, directly or indirectly, by the Administrative Agent as Taxes or otherwise (including any and all related losses, claims, liabilities, penalties, and interest), together with all expenses incurred, including legal expenses and any other out-of-pocket expenses, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) against any amount due to the Administrative Agent under this Section 9.11. The agreements in this Section 9.11 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of this Agreement and the repayment, satisfaction or discharge of all other Obligations.
ARTICLE X

MISCELLANEOUS
10.01     Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall:
(a)    extend or increase the Commitment of any Lender without the written consent of such Lender (it being understood that no amendment, modification, termination, waiver or consent with respect to any condition precedent, covenant or Default shall constitute an increase in the Commitment of any Lender);
(b)    (A) change the Maturity Date or waive or amend the conditions to the Loans, (B) postpone the date for payment of any interest or fees payable hereunder, (C) change the amount of, waive or excuse any payment of principal, interest or premium (other than waiver of default interest) or (D) postpone the scheduled date of expiration of any Commitment, in any case, without the written consent of each Lender directly affected thereby;
(c)    reduce the principal of, or the rate of interest (other than waiver of default interest) specified herein on, any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, change the form or currency of payment or increase the maximum duration of Interest Periods, without the written consent of each Lender directly affected thereby;
(d)    change Section 2.11 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;
(e)    change any provision of this Section 10.01 or reduce the percentage set forth in the definition of “Required Lenders,” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, other than to increase such percentage or number or to give any additional Lender or group of Lenders such right to waive, amend or modify or make any such determination or grant any such consent;
(f)    other than releases of Collateral in accordance with Section 9.10, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; and
(g)    except for releases of a Guarantor in accordance with Section 9.10 hereof, provided herein or in any other Loan Document, release any Significant Subsidiary that is a Subsidiary Guarantor from the Guarantee without the written consent of each Lender;
provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by any Agent in addition to the Lenders required above, affect the rights or duties of such Agent under this Agreement or any other Loan Document; (ii) Section 10.06(g) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; ~~and~~ (iii) subject to Section 10.01(a), any such agreement that shall extend the Maturity Date of one or more Lenders ~~(the “Extending Lender”)~~ and does not amend any other provision of this Agreement or the Loan Documents other than to change the Applicable Rate of Extending Lenders shall only require the consent of Borrower, the Administrative Agent and the Extending Lenders; (iv) the IntermediateCo Unsecured Guarantee, the third sentence of Section 2.03(h), Section 2.03(j), Section 6.10(c), Section 8.01(k), Section 8.01(l) and the proviso in Section 9.10(e) and any other term or provision related to the Specified Real Properties or the Canadian Pledge to the extent such amendment, waiver or modification would materially and adversely affect the Term B-4 Lenders may not be amended, waived or otherwise modified without the consent of the Term B-4 Required Lenders and the Borrower; (v) the aggregate principal amount of the Term B-4 Loans shall not be increased without the consent of the Term B-4 Required Lenders and (vi) the IntermediateCo Unsecured Guarantee, any Specified Real Property that is Collateral and the Canadian Pledge in respect of the Term B-4 Loans may not be released without the consent of the Term B-4 Required Lenders. In addition, notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of Administrative Agent, the Borrower and the Lenders providing the relevant ~~Additional~~New Loans pursuant to Section 2.12 (i) to add one or more New Loans pursuant to Section 2.12 and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing facilities hereunder) in the benefits of this Agreement and the other Loan Documents with the obligations and liabilities from time to time outstanding in respect of the existing facilities hereunder and (ii) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent and approved by the Required Lenders, the Lenders providing such New Loans to participate in any required vote or action required to be approved by the Required Lenders or by any other number or percentage hereunder.
Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender.
If, in connection with any proposed change, waiver, discharge or termination of the provisions of this Agreement as contemplated by this Section 10.01, the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right to replace all non-consenting Lenders required to obtain such consent with one or more Eligible Assignees in accordance with Section 10.13, so long as at the time of such replacement each such new Lender consents to the proposed change, waiver, discharge or termination. Notwithstanding the foregoing, if on or prior to the first anniversary of the Restatement Date any amendment lowering the Applicable Rate becomes effective, each non-consenting Lender to such amendment removed pursuant to this paragraph shall be paid a prepayment fee equal to 1.00% of the principal amount of any portion of such Loans assigned.
Notwithstanding anything to the contrary, without the consent of any other Person, the applicable Loan Party or Parties and the Administrative Agent may (in its or their respective sole discretion, or shall, to the extent required by any Loan Document) enter into any amendment or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in Collateral or additional property to become Collateral for the benefit of the Secured Parties, or as required by local law to give effect to, or protect any security interest for the benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law.
10.02     Notices; Effectiveness; Electronic Communication.
(a)    Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)    if to the Borrower, the Administrative Agent, the Collateral Agent, the Syndication Agents or the Documentation Agents, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and
(ii)    if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).
(b)    Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e‑mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing subsection (i) of notification that such notice or communication is available and identifying the website address therefor.
(c)    The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party or any Lender for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided that in no event shall any Agent Party have any liability to any Loan Party, any Lender for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).
(d)    Change of Address, Etc. The Borrower and each Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.
(e)    Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Borrowing or Conversion Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, liabilities, reasonable costs, and actual out-of-pocket expenses resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower, except to the extent of gross negligence, bad faith or willful misconduct. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
10.03     No Waiver; Cumulative Remedies. No failure by any Lender or the Agents to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee), are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
10.04     Expenses; Indemnity; Damage Waiver.
(a)    Costs and Expenses. The Borrower shall, on the Restatement Date, pay (i) all reasonable out‑of‑pocket expenses incurred by each Agent and its Affiliates (including the reasonable fees, charges and disbursements of one counsel for the Agents (including one set of any special and local counsel)) in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not such amendments, modifications or waivers shall be consummated) and (ii) all reasonable out-of-pocket expenses incurred by the Agents and Lenders (including the reasonable out-of-pocket fees, charges and disbursements of one counsel for all Agents and Lenders) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee), including its rights under this Section 10.04 or (B) in connection with the Loans made, including all such out‑of‑pocket expenses incurred during any workout, restructuring or related negotiations in respect of such Loans.
(b)    Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Agent, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all actual out-of-pocket losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of one counsel for the Agents and one counsel for all Indemnitees (other than the Agents)), incurred, suffered, sustained or required to be paid by, or asserted against, any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of any Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) or any other agreement or instrument contemplated hereby or thereby, the performance by the parties to the Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) of their respective obligations thereunder or the consummation of the transactions contemplated by the Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Material on or from any property currently or formerly owned or operated by any Loan Party or any Subsidiary, or any Environmental Liability related in any way to any Loan Party or any Subsidiary, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto or (v) any documentary taxes, assessments or similar charges made by any Governmental Authority by reason of the execution and delivery of this Agreement or any other Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (w) are determined by a court of competent jurisdiction or another independent tribunal having jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of any Agent or such Indemnitee or any Affiliate of such Indemnitee (or any officer, director, employee, advisor or agent of such Indemnitee or any such Indemnitee’s Affiliates), (x) are related to disputes among Indemnitees or (y) are determined by a court of competent jurisdiction or another independent tribunal having jurisdiction to have resulted from a breach by such Indemnitee of its obligations to a Loan Party. In connection with any indemnified claim hereunder, the Indemnitee shall be entitled to select its own counsel and the Loan Parties shall promptly pay the reasonable fees and expenses of such counsel to the extent required hereunder.
(c)    Reimbursement by Lenders. To the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section 10.04 to be paid by them to each Agent (or any sub-agent thereof), or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), or against any Related Party thereof acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.10(d).

(d)    Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the parties hereto shall not assert, and each such party hereby waives, any claim against any other party hereto or Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) or any agreement or instrument contemplated hereby and thereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof except, in the case of a Loan Party, to the extent otherwise required to be indemnified by a Loan Party pursuant to Section 10.04(b). No party hereto referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee).
(e)    Payments. After the Restatement Date, all amounts due under this Section 10.04 shall be payable not later than fifteen Business Days after receipt of an invoice therefor setting forth such expenses in reasonable detail; provided that in the event the Borrower has a bona fide dispute with any such expenses, payment of such disputed amounts shall not be required until the earlier of the date such dispute is resolved to the reasonable satisfaction of the Borrower or thirty (30) days after receipt of any such invoice (and any such disputed amount which is so paid shall be subject to a reservation of the Borrower’s rights with respect thereto).
(f)    Survival. The agreements in Sections 10.04(b), (c) and (d) shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.
10.05     Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside and is required to be repaid to a trustee or receiver in connection with any proceeding under any Debtor Relief Law then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred and (b) each Lender severally agrees to pay to each Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by such Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under subsection (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.
10.06     Successors and Assigns.
(a)    Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders (and any such attempted assignment of transfer without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)    Assignments by Lenders. Any Lender may, with the consent of (x) the Administrative Agent and (y) except in the case of any assignment to a Lender, an Affiliate of a Lender or an Approved Fund, or if an Event of Default has occurred and is continuing at the time of such assignment, the Borrower, assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) (in each case, such consent not to be unreasonably withheld or delayed); provided that:
(i)    each assignment (except in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender, the aggregate amount of the Commitment or the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment, is delivered to the Administrative Agent or, if “trade date” is specified in the Assignment and Assumption, as of the trade date) shall not be less than $1.0 million with respect to Commitments and Loans unless, in each case, the Administrative Agent and the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;
(ii)    each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned;
(iii)    the parties of each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire;
(iv)    no such assignment shall be made to any Defaulting Lender or any of its Subsidiaries; and
(v)    in connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon). Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance by the Administrative Agent and obtaining of required consents and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver the applicable Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be null and void
(c)    Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Loan Parties, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register (the “Register”) for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal and interest amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time. The entries in the Register shall be conclusive absent manifest error, and the Loan Parties, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by the Borrower at any reasonable time and from time to time upon reasonable prior notice.
(d)    Participations. Any Lender may at any time, without the consent of, or notice to, the Loan Parties or any other Person, sell participations to any Person (other than a natural person) (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it), subject to the following:
(~~e~~i)    such Lender’s obligations under this Agreement and the other Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) shall remain unchanged;
(~~i~~ii)    such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;
(iii)    the Loan Parties, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement;
(~~iii~~iv)    any agreement or instrument pursuant to which a Lender sells a participation in the Commitments and the Loans shall provide that such Lender shall retain the sole right to enforce the Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) and to approve any amendment, modification or waiver of any provision of the Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee); provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to Section 10.01(b), (c), (f) or (g) that affects such Participant;

(~~iv~~v)    subject to clause (viii) of this Section 10.06(d), the Loan Parties agree that each Participant shall be entitled to the benefits of Section 3.01 and Section 3.04 (subject to the requirements and limitations of those Sections, including Section 3.01(e)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b);
(~~v~~vi)    to the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender so long as such Participant agrees to be subject to Section 2.11 as though it were a Lender;
(vii)    each Lender, acting for this purpose as a non-fiduciary agent of the Loan Parties, shall maintain at its offices a record of each agreement or instrument effecting any participation and a register (each a “Participation Register”) meeting the requirements of 26 CFR § 5f.103-1(c) for the recordation of the names and addresses of its Participants and their rights with respect to principal amounts and related interest amounts and other Obligations from time to time. The entries in each Participation Register shall be conclusive (absent manifest error) and the Loan Parties, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in a Participant Register as a Participant for all purposes of this Agreement (including, for the avoidance of doubt, for purposes of entitlement to benefits under Section 3.01, Section 3.04 and Section 10.08) notwithstanding any notice to the contrary. The Participation Register shall be available for inspection by the Borrower and the Administrative Agent at any reasonable time and from time to time upon reasonable prior notice;
(viii)    a Participant shall not be entitled to receive any greater payment under Section 3.01 or Section 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent; and
(~~viii~~ix)    a Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Loan Parties, to comply with Section 3.01(e) as though it were a Lender and such Participant is eligible for exemption from, or reduction in, the withholding Tax referred to therein, following compliance with Section 3.01(e).
(~~f~~e)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note(s), if any) to secure obligations of such Lender, including (i) any pledge or assignment to secure obligations to a Federal Reserve Bank and (ii) any pledge or assignment to any holders of obligations owed, or securities issued, by such Lender as collateral security for such obligations or securities, or to any trustee for, or any other representative of, such holders; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(~~g~~f)    Electronic Execution of Assignments. The words “execution,” “signed,” “signature” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(~~h~~g)    Special Purpose Funding Vehicles. Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof or, if it fails to do so, to make such payment to the Administrative Agent as is required under Section 2.10(b)(ii). Each party hereto hereby agrees that (i) an SPC shall be entitled to the benefit of Sections 3.01 and 3.04 (subject to the requirements and the limitations of such Sections) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b), but an SPC shall not be entitled to receive any greater payment under Sections 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to such grant, (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee), remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. In furtherance of the foregoing, each Lender party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding under the laws of the United States or any State thereof. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of, the Borrower and the Administrative Agent and with the payment of a processing fee of $2,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis in accordance with Section 10.07 any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or guarantee or credit or liquidity enhancement to such SPC.
(~~i~~h)    Notwithstanding anything to the contrary contained herein, any Lender may assign all or any portion (including, a portion of any Class or any Type on a non-pro rata basis) of its Loans hereunder (I) to any Affiliated Lender; provided that:
(i)    no Default or Event of Default has occurred or is continuing or would result therefrom;
(ii)    the Affiliated Lender shall have disclosed to the assignor its status as an Affiliated Lender;
(iii)    the Affiliated Lender will be subject to the restrictions set forth in Section 10.18;
(iv)    no Loan may be assigned to an Affiliated Lender if, after giving effect to such assignment, Affiliated Lenders in the aggregate would own more than 30% of the aggregate principal amount of the outstanding Loans; and
(v)    any such Loans acquired by an Affiliated Lender may be contributed to the Borrower and exchanged for debt or equity securities that are otherwise permitted to be issued at such time; and
~~and~~ (II) to Borrower or any of its Subsidiaries; provided that:

(~~vi~~i)    Borrower or such Subsidiary shall make an offer to all Lenders to take Loans by assignment pursuant to the loan auction procedures set forth in Exhibit N;
(~~vi~~i)    Borrower or such Subsidiary shall make an offer to all Lenders to take Loans by assignment pursuant to the loan auction procedures set forth in Exhibit N;
(~~v~~ii)    upon the effectiveness of any such assignment (or contribution of Loans pursuant to clause (I)(v) above), such Loans shall be retired, and shall be deemed cancelled and not outstanding for all purposes under this Agreement;
(~~v~~iii)    no Default or Event of Default shall exist or be continuing; and
(~~ix~~iv)    the Borrower must represent and warrant, at the time of the offer and at the time of the assignment, (x) it has no knowledge, after reasonable inquiry, of the existence of any event or circumstance, individually or in the aggregate, that will or would reasonably be expected to give rise to a mandatory prepayment of a material amount of the Loans pursuant to Section 2.03 expected to be paid in the next 30 days and (y) there is no Material Information that has not been disclosed to the Lenders. “Material Information” shall mean information relating to the occurrence of a material effect, or any event or condition that, individually or in the aggregate, has had or would reasonably be expected to have a material effect (in each case whether positive or negative), on (a) the operations, business, properties, liabilities (actual or contingent), financial condition of the Borrower and its Subsidiaries taken as a whole; (b) the ability of the Loan Parties (taken as a whole) to perform their material payment obligations under any Loan Document to which they are a party; ~~or~~ (c) the legality, validity, binding effect or enforceability against any Loan Party of any material Loan Document to which it is a party~~.~~; (d) the ability of IntermediateCo to perform its material payment obligations under the IntermediateCo Unsecured Guarantee to which it is a party; and (e) the legality, validity, binding effect or enforceability against IntermediateCo of the IntermediateCo Unsecured Guarantee.
10.07     Treatment of Certain Information; Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and agree to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self‑regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by Applicable Laws or any subpoena or similar legal process (the Agents and/or the Lenders agreeing to furnish the Borrower with notice of such process and an opportunity to contest such disclosure as long as furnishing such notice and opportunity would not result in the Agents’ and/or the Lenders’ violation of Applicable Law), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement and any actual or prospective counterparty or advisors to any swap or derivative transactions relating to the Loan Parties and the Obligations so long as such Person or any of their Affiliates does not compete in the retail toy and/or infant products industry, (g) with the consent of the Loan Parties or (h) to the extent such Information (I) becomes publicly available other than as a result of a breach of this Section, or to the knowledge of such Agent or Lender, the breach of any other Person’s obligation to keep the information confidential or (II) becomes available any Agent or Lender on a nonconfidential basis from a source other than the Loan Parties.

For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
Each Lender acknowledges that information furnished to it pursuant to this Agreement or the other Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee), including conference calls or meetings with the Borrower to review its earnings and other information, may include material non-public information concerning the Borrower and its Affiliates and their related parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and that it will handle such material non-public information in accordance with those procedures and applicable law, including Federal and state securities laws.
Accordingly, each Lender represents to the Borrower and the Administrative Agent that it has identified a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including Federal and state securities laws.
10.08     Right of Setoff. If a Specified Default shall have occurred and be continuing, each Agent, Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, but excluding Designated Accounts (as defined in the ABL Credit Agreement), payroll, trust and tax withholding accounts) at any time held and other obligations (in whatever currency) at any time owing by such Agent, Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the Obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.13 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its respective Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. No Agent or Lender will or will permit its Participant to exercise its rights under this Section 10.08 without the consent of the Agents or the Required Lenders. In no event shall the provisions of this paragraph be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or, any payment obtained by a Lender or consideration for the assignment of sale of a participation in any of its Loans to any assignee or participant other than the Borrower or any of its Affiliates thereof (as to which the provisions of this paragraph shall apply).
10.09     Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee), the interest paid or agreed to be paid under the Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
10.10     Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.
10.11     Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Agents and each Lender, regardless of any investigation made by the Agents or any Lender or on their behalf and notwithstanding that the Agents or any Lender may have had notice or knowledge of any Default at the time of any borrowing of Loans, and shall continue in full force and effect as long as any Loan or any other Obligation (other than contingent indemnity obligations with respect to unasserted claims) hereunder shall remain unpaid or unsatisfied.
10.12     Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent then such provisions shall be deemed to be in effect only to the extent not so limited

10.13     Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, and such amounts or compensation do not affect Lenders generally, or if any Lender is a Defaulting Lender or as provided in Section 10.01, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) to an Eligible Assignee that shall assume such obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); provided that:
(a)    the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b);
(b)    such Lender shall have received payment of an amount equal to the outstanding principal of and premium (if any) on its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(c)    in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and
(d)    such assignment does not conflict with applicable Laws.
A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
10.14     Governing Law, Jurisdiction; Etc.

(a)    GOVERNING LAW. THIS AGREEMENT AND ALL ACTIONS ARISING UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)    SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW

YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    WAIVER OF VENUE. THE BORROWER AND EACH OTHER PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
10.15     Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND EXCEPT AS OTHERWISE PROVIDED HEREIN AND AS REQUIRED BY LAW WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
10.16     USA PATRIOT Act Notice. Each Lender that is subject to the Patriot Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Patriot Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” an anti-money laundering rules and regulations, including the Patriot Act.
10.17     Intercreditor Agreements. Notwithstanding anything herein to the contrary, the lien and security interest granted to the ~~Administrative~~Collateral Agent pursuant to ~~this Agreement~~the Security Documents and the exercise of any right or remedy by the ~~Administrative~~Collateral Agent thereunder are subject to the provisions of the Intercreditor Agreements. In the event of any conflict between the terms of ~~this Agreement~~the Security Documents and the Intercreditor Agreements, the terms of the applicable Intercreditor Agreement shall govern and control.
10.18     Affiliated Lenders.
(a)    Subject to clause (b) below, each Affiliated Lender, in connection with any (i) consent (or decision not to consent) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee), (ii) other action on any matter related to any Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee) or (iii) direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee), agrees that, except with respect to any amendment, modification, waiver, consent or other action described in clause (a), (b) or (c) of the first proviso of Section 10.01 or that adversely affects such Affiliated Lender in any material respect differently than other Lenders, the Loans held by an Affiliated Lender shall be disregarded in both the numerator and denominator in the calculation of any Lender vote. Subject to clause (b) below, the Borrower and each Affiliated Lender hereby agrees that if a case under Title 11 of the United States Code is commenced against the Borrower, the Borrower, with respect to any plan of reorganization that does not adversely affect any Affiliated Lender in any material respect as compared to other Lenders, shall seek (and each Affiliated Lender shall consent) to designate the vote of any Affiliated Lender and the vote of any Affiliated Lender with respect to any such plan of reorganization of the Borrower or any Affiliate of the Borrower shall not be counted.
(b)    Notwithstanding anything to the contrary in this Agreement, no Affiliated Lender shall have any right to (i) attend (including by telephone) any meeting or discussions (or portion thereof) among the Administrative Agent or any Lender to which representatives of the Borrower are not then present, (ii) receive any information or material prepared by Administrative Agent or any Lender or any communication by or among Administrative Agent and/or one or more Lenders, except to the extent such information or materials have been made available to the Borrower or its representatives or (iii) make or bring (or participate in, other than as a passive participant in or recipient of its pro rata benefits of) any claim, in its capacity as a Lender, against Administrative Agent or any other Lender with respect to any duties or obligations or alleged duties or obligations of such Agent or any other such Lender under the Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee).
10.19     No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee)), the Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Lead

Arrangers are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent and the other Lead Arrangers, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee); (ii) (A) the Administrative Agent and each Lead Arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent nor any Lead Arranger has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents (and, in the case of the Term B-4 Loans, the IntermediateCo Unsecured Guarantee); and (iii) the Administrative Agent and the Lead Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor any Lead Arranger has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent and the Lead Arrangers with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
10.20     Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute,” “signed,” “signature,” and words of like import in ~~any Assignment and Assumption or in any amendment or other modification~~or related to any document to be signed in connection with this Agreement and the transactions contemplated here~~of~~by (including without limitation Assignment and Assumptions, amendments or other Borrowing or Conversion Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act~~.~~; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.
10.21     IntermediateCo Unsecured Guarantee. Notwithstanding anything to the contrary herein, (i) the parties hereto hereby agree that any payments made in respect of the IntermediateCo Unsecured Guarantee shall be paid solely to the Term B-4 Lenders and, for the avoidance of doubt, shall not be paid to any other Lenders in respect of any other Class of Loans and (ii) IntermediateCo shall guarantee the Obligations in respect of the Term B-4 Loans on an unsecured basis pursuant to the IntermediateCo Unsecured Guarantee.
10.22     Incremental Joinder Covenants and Agreements. Nothwithstanding anything to the contrary herein, in Amendment No. 1, in Amendment No. 2 or any incremental joinder agreement to the contrary, the covenants and agreements of Term B-2 Lenders and Term B-3 Lenders set forth in numbered paragraph 12 in the incremental joinders executed in connection with Amendment No. 1 and Amendment No. 2, other than the covenant and agreement set forth in clause (iv) thereof shall no longer be in effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

TOYS “R” US-DELAWARE, INC., as Borrower

By:
Name:
Title:

S-1

BANK OF AMERICA, N.A.,
as Administrative Agent, Collateral Agent and as a Lender

By:
Name:
Title:

BANC OF AMERICA SECURITIES LLC,
as a Lead Arranger and a Bookrunning Manager

By:
Name:
Title:

S-2

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as a Syndication Agent

By:
Name:
Title:

GOLDMAN SACHS LENDING PARTNERS LLC,
as a Lead Arranger and a Bookrunning Manager

By:
Name:
Title:

S-3

JPMORGAN CHASE BANK, N.A.,
as a Syndication Agent

By:
Name:
Title:

J.P. MORGAN SECURITIES INC.,
as a Lead Arranger and a Bookrunning Manager

By:
Name:
Title:

S-4

CREDIT SUISSE SECURITIES (USA) LLC,
as a Documentation Agent and a Bookrunning Manager

By:
Name:
Title:

S-5

WELLS FARGO BANK, N.A.,
as a Documentation Agent

By:
Name:
Title:

WELLS FARGO SECURITIES, LLC,
as a Bookrunning Manager

By:
Name:
Title:

S-6

CITIGROUP GLOBAL MARKETS INC.,
as a Bookrunning Manager

By:
Name:
Title:

S-7

DEUTSCHE BANK SECURITIES INC.,
as a Bookrunning Manager

By:
Name:
Title:

By:
Name:
Title:

S-8

ANNEX 2
[SEE ATTACHED]

Annex 2

AMENDMENT NO. 1 TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT
THIS AMENDMENT No. 1, dated as of October 24, 2014 (this “Amendment”), is entered into by and among BANK OF AMERICA, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “ABL Agent”) for the financial institutions party from time to time to the ABL Credit Agreement referred to below (such financial institutions, together with their successors, assigns and transferees, the “ABL Credit Agreement Lenders” and, together with affiliates thereof and certain other specified hedging parties, in their capacity as ABL Cash Management Affiliates or ABL Hedging Affiliates, the “ABL Lenders”) and BANK OF AMERICA, N.A., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Term Agent”) for the financial institutions party from time to time to the Term Credit Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Amended and Restated Intercreditor Agreement.
W I T N E S S E T H
WHEREAS, the ABL Agent and the Term Agent entered into that certain Amended and Restated Intercreditor Agreement, dated as of August 24, 2010 (as may be further amended, supplemented or otherwise modified from time to time pursuant to the terms thereof, the “Amended and Restated Intercreditor Agreement”);
WHEREAS, the Term Borrower, the Term Guarantors, the Term Agent and certain of the Term Lenders have agreed to enter into an Amendment No. 3 to Amended and Restated Credit Agreement, dated as of the date hereof (the “Term Amendment”), which amended the Amended and Restated Credit Agreement, dated as of August 24, 2010, as amended by that certain Amendment No. 1 dated as of September 20, 2010, as further amended by that certain Incremental Joinder Agreement dated as of May 25, 2011, as further amended by that certain Incremental Joinder Agreement No. 2 dated as of April 10, 2012, as further amended by that certain Amendment No. 2 dated as of April 10, 2012 (as amended by the Term Amendment, and as further amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Credit Agreement”);
WHEREAS, the ABL Borrowers, the ABL Guarantors, the ABL Agent and certain of the ABL Lenders have agreed to enter into the First Amendment to Third Amended and Restated Credit Agreement and to Security Agreement, dated as of the date hereof (the “ABL Amendment”), which amended the Third Amended and Restated Credit Agreement, dated as of March 21, 2014 (as amended by the ABL Amendment, and as further amended, restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”) and certain other Loan Documents (as defined in the ABL Credit Agreement;
WHEREAS, pursuant to Section 8.4 of the Amended and Restated Intercreditor Agreement, the Amended and Restated Intercreditor Agreement may be amended by a written agreement executed by the Term Agent (as Shared Collateral Agent) and the ABL Agent;

WHEREAS, the Term Agent (as Shared Collateral Agent) and the ABL Agent hereby agree to amend certain provisions of the Amended and Restated Intercreditor Agreement as provided herein;
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1
AMENDMENTS
1.1    Amendment to Amended and Restated Intercreditor Agreement. Subject to the satisfaction of the conditions set forth in Section 2 below, from and after the date such conditions have been satisfied, the changes to the Amended and Restated Intercreditor Agreement shown in the redline attached as Annex 1 shall be effective.
SECTION 2
CONDITIONS
2.1    Conditions Precedent to the Effectiveness of Amendment No. 3. This Amendment and the amendments to the Amended and Restated Intercreditor Agreement contemplated hereby shall become effective upon (or upon the waiver of such condition):
(a)    the effectiveness of the Term Amendment and the ABL Amendment;
(b)    this Amendment shall have been duly executed by the Term Agent, the ABL Agent and the Loan Parties and shall have been delivered to the Term Agent and the ABL Agent; and
(c)    the representations and warranties in Section 3.4 of this Amendment shall be true and correct in all respects as of the date hereof.
SECTION 3
MISCELLANEOUS
3.1    Amended Terms. The term “ABL Intercreditor Agreement” as used in each of the Loan Documents (as defined in the Term Amendment) shall hereafter mean the Amended and Restated Intercreditor Agreement as amended by this Amendment. The term “Intercreditor Agreement” as used in the Loan Documents (as defined in the ABL Amendment) shall hereafter mean the Amended and Restated Intercreditor Agreement as amended by this Amendment.
3.2    Entirety. This Amendment embodies the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.3    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by facsimile or electronic mail shall be effective as an original and shall constitute a representation that an original shall be delivered.
3.4    Representations and Warranties.
(a)    The Term Agent represents and warrants to the ABL Agent and each other Shared Collateral Agent that it has the requisite power and authority under the Term Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of the Term Secured Parties and that this Agreement shall be binding obligations of the Term Agent and the Term Secured Parties, enforceable against the Term Agent and the Term Secured Parties in accordance with its terms.
(b)    The ABL Agent represents and warrants to the Shared Collateral Agents that it has the requisite power and authority under the ABL Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of the ABL Secured Parties and that this Agreement shall be binding obligations of the ABL Agent and the ABL Secured Parties, enforceable against the ABL Agent and the ABL Secured Parties in accordance with its terms.
3.5    Loan Party Acknowledgments. Each Loan Party hereby (i) expressly acknowledges the terms of the Amended and Restated Intercreditor Agreement as amended by this Amendment and (ii) further confirms that the Amended and Restated Intercreditor Agreement shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.
3.6    GOVERNING LAW. THIS AMENDMENT AND ALL ACTIONS ARISING UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BANK OF AMERICA, N.A., as Term Agent

By:
Name:	Kelly Weaver
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as ABL Agent

By:
Name:	Ronaldo Naval
Title:	Vice President

[Amendment No. 1 to Intercreditor Agreement]

ACKNOWLEDGMENT
Each ABL Loan Party and each Shared Collateral Loan Party hereby acknowledges that it has received a copy of this Amendment and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the ABL Secured Parties, the Shared Collateral Agents, and the Shared Collateral Secured Parties and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Amendment. Each ABL Loan Party and each Shared Collateral Loan Party further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Amendment and (i) as between the ABL Secured Parties and the ABL Loan Parties, the ABL Documents remain in full force and effect as written and are in no way modified hereby, (ii) as between the Term Secured Parties and the Term Loan Parties, the Term Documents remain in full force and effect as written and are in no way modified hereby, and (iii) as between the Additional Pari Passu Secured Parties and the Additional Pari Passu Parties, the Additional Pari Passu Documents remain in full force and effect as written and are in no way modified hereby.
[Signature Pages Follow]

[Amendment No. 1 to Intercreditor Agreement]

TOYS “R” US-DELAWARE, INC., as the ABL Lead Borrower and the Term Borrower

By: ____________________________
Name: Chetan Bhandari
Title: Senior Vice President - Corporate
Finance and Treasurer

GEOFFREY HOLDINGS, LLC, as an ABL Guarantor, a Term Guarantor

By:	TOYS “R” US-DELAWARE, INC.,
its sole member

By: ____________________________
Name: Chetan Bhandari
Title: Senior Vice President - Corporate
Finance and Treasurer

GEOFFREY, LLC, as a Term Guarantor

By: ____________________________
Name: Chetan Bhandari
Title: Senior Vice President - Corporate
Finance and Treasurer

GEOFFREY INTERNATIONAL, LLC, as
a Term Guarantor

By: Geoffrey, LLC, its sole member

By: ____________________________
Name: Chetan Bhandari
Title: Senior Vice President - Corporate
Finance and Treasurer

[Amendment No. 1 to Intercreditor Agreement]

TRU-SVC, LLC, as an ABL Guarantor, a Term Guarantor

By: TOYS “R” US-DELAWARE, INC., its sole member

By: ____________________________
Name: Chetan Bhandari
Title: Senior Vice President - Corporate
Finance and Treasurer

TOYS ACQUISITION, LLC, as an ABL Guarantor, a Term Guarantor

By: ____________________________
Name: Chetan Bhandari
Title: Senior Vice President - Corporate
Finance and Treasurer

TRU OF PUERTO RICO, INC., as an ABL Guarantor, a Term Guarantor

By: ____________________________
Name: Chetan Bhandari
Title: Senior Vice President - Corporate
Finance and Treasurer

[Amendment No. 1 to Intercreditor Agreement]

ANNEX 1
[SEE ATTACHED REDLINE]

[Amendment No. 1 to Intercreditor Agreement]

Annex 1 to Annex 2 of Exhibit 10.2

AMENDED AND RESTATED INTERCREDITOR AGREEMENT
by and between
BANK OF AMERICA, N.A.
as ABL Agent
and
BANK OF AMERICA, N.A.

as Term Agent
~~and~~
~~THE BANK OF NEW YORK MELLON~~
~~as Notes Agent~~

Dated as of August 24, 2010

[Amendment No. 1 to Intercreditor Agreement]

TABLE OF CONTENTS

	Page No.

ARTICLE 1
DEFINITIONS

Section 1.1	UCC Definitions	~~3~~	2
Section 1.2	Other Definitions	~~3~~	2
Section 1.3	Rules of Construction		16

ARTICLE 2
LIEN PRIORITY

Section 2.1	Priority of Liens		16
Section 2.2	Waiver of Right to Contest Liens		17
Section 2.3	Remedies Standstill		18
Section 2.4	Exercise of Rights		19
Section 2.5	No New Liens		20
Section 2.6	Waiver of Marshalling	~~20~~	21
Section 2.7	Refinancings	~~20~~	21
Section 2.8	Junior Indebtedness		21

ARTICLE 3
ACTIONS OF THE PARTIES

Section 3.1	Certain Actions Permitted		21
Section 3.2	Agent for Perfection	~~21~~	22
Section 3.3	[Reserved]		22
Section 3.4	Insurance	~~22~~	23
Section 3.5	No Additional Rights for the Loan Parties Hereunder	~~22~~	23
Section 3.6	Geoffrey Collateral	~~22~~	23
Section 3.7	Access Rights	~~23~~	24

ARTICLE 4
APPLICATION OF PROCEEDS

Section 4.1	Application of Proceeds		25
Section 4.2	Application of Proceeds In Respect of the IntermediateCo Unsecured Guarantee		27
Section ~~4.2~~ 4.3	Specific Performance	~~25~~	27

ARTICLE 5
INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

Section 5.1	Notice of Acceptance and Other Waivers	~~26~~	27

-i-

Section 5.2		Modifications to ABL Documents and Shared Collateral Documents	~~27~~	28
Section 5.3		Reinstatement and Continuation of Agreement	~~29~~	31
Section 5.4		Joinder of Authorized Representatives	~~30~~	31

ARTICLE 6
INSOLVENCY PROCEEDINGS

Section 6.1		DIP Financing	~~30~~	32
Section 6.2		Relief from Stay	~~30~~	32
Section 6.3		No Contest; Adequate Protection	~~31~~	33
Section 6.4		Asset Sales	~~31~~	34
Section 6.5		Separate Grants of Security and Separate Classification	~~31~~	34
Section 6.6		Enforceability	~~32~~	34
Section 6.7		ABL Obligations Unconditional	~~32~~	34
Section 6.8		Shared Collateral Obligations Unconditional	~~32~~	34

ARTICLE 7
CANADIAN PLEDGE COLLATERAL

Section 7.1		Canadian Pledge Collateral		35
Section 7.2		Waiver of Right to Contest Liens		36
Section 7.3		Canadian Pledge Collateral Remedies Standstill; Release of Liens		37
Section 7.4		Application of Proceeds; Turnover Provisions		38

		ARTICLE 8
		MISCELLANEOUS

Section ~~7.1~~	8.1	Rights of Subrogation	~~33~~	39
Section ~~7.2~~	8.2	Further Assurances	~~33~~	39
Section ~~7.3~~	8.3	Representations	~~33~~	39
Section ~~7.4~~	8.4	Amendments	~~34~~	40
Section ~~7.5~~	8.5	Addresses for Notices	~~34~~	40
Section ~~7.6~~	8.6	No Waiver, Remedies	~~35~~	40
Section ~~7.7~~	8.7	Continuing Agreement, Transfer of Secured Obligations	~~35~~	40
Section ~~7.8~~	8.8	Governing Law; Entire Agreement	~~35~~	41
Section ~~7.9~~	8.9	Counterparts	~~35~~	41
Section ~~7.1~~	8.10	No Third Party Beneficiaries	~~35~~	41
Section ~~7.1~~	8.11	Headings	~~36~~	41
Section ~~7.12~~	8.12	Severability	~~36~~	41
Section ~~7.13~~	8.13	Attorneys Fees	~~36~~	42
Section ~~7.14~~	8.14	VENUE; JURY TRIAL WAIVER	~~36~~	42
Section ~~7.16~~	8.15	Intercreditor Agreement	~~37~~	43
Section ~~7.16~~	8.16	No Warranties or Liability	~~37~~	43
Section ~~7.17~~	8.17	Conflicts	~~38~~	43
Section ~~7.18~~	8.18	Information Concerning Financial Condition of the Loan Parties	~~38~~	43
Section ~~7.19~~	8.19	Amendment, Restatement, Extension, Renewal and Consolidation of Existing Intercreditor Agreement	~~38~~	44
Section ~~7.20~~	8.20	Force Majeure	~~38~~	44
~~Section 7.21~~		~~Authority of Notes Collateral Agent~~		~~38~~

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-iii-

AMENDED AND RESTATED INTERCREDITOR AGREEMENT
THIS AMENDED AND RESTATED INTERCREDITOR AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time pursuant to the terms hereof, this “Agreement”) is entered into as of August 24, 2010 between BANK OF AMERICA, N.A. (“Bank of America”), in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “ABL Agent”) for the financial institutions party from time to time to the ABL Credit Agreement referred to below (such financial institutions, together with their successors, assigns and transferees, the “ABL Credit Agreement Lenders” and, together with affiliates thereof and certain other specified hedging parties, in their capacity as ABL Cash Management Affiliates or ABL Hedging Affiliates (in each case, as hereinafter defined), the “ABL Lenders”)”)~~,~~ and BANK OF AMERICA, N.A. (as successor to Banc of America Bridge LLC) in its capacity as administrative agent (together with its successors and assigns in such capacity, the “Term Agent”) for the financial institutions party from time to time to Term Credit Agreement (as defined herein) ~~and THE BANK OF NEW YORK MELLON, in its capacity as trustee and collateral agent (together with its successors and assigns in such capacity, the “Notes Agent”) for the financial institutions party from time to time to Notes Documents (as defined herein).~~.
RECITALS
A.     Pursuant to that certain Credit Agreement dated as of July 21, 2005 (as amended and restated as of June 24, 2009 and as further amended and restated as of August 10, 2010) by and among Toys “R” Us-Delaware, Inc. (the “ABL Lead Borrower”), Toys “R” Us (Canada) Ltd. Toys “R” Us (Canada) ~~Ltd.~~Ltee. (the “Canadian Borrower”) and certain other borrowers from time to time party thereto (collectively with the ABL Lead Borrower and the Canadian Borrower, the “ABL Borrowers”), the ABL Credit Agreement Lenders and the ABL Agent (as such agreement has been amended to date, and may hereafter be amended, supplemented, restated or otherwise modified from time to time in accordance with this Agreement, the “ABL Credit Agreement”), the ABL Credit Agreement Lenders made certain loans and other financial accommodations to or for the benefit of the ABL Borrowers on such date.
B.     Pursuant to a certain guaranty dated as of July 21, 2005 (as such guaranty has been amended to date and may hereafter be amended, supplemented, restated or otherwise modified from time to time, the “ABL Guaranty”) by the ABL Guarantors (as hereinafter defined) in favor of, among others, the ABL Agent, the ABL Guarantors guaranteed the payment and performance of the ABL Borrowers’ obligations under the ABL Documents (as hereinafter defined).
C.     As a condition to the effectiveness of the ABL Credit Agreement and to secure the obligations of the ABL Borrowers and the ABL Guarantors (the ABL Borrowers, the ABL Guarantors and each other direct or indirect subsidiary or parent of the ABL Borrowers or any of their affiliates that was then or thereafter became a party to any ABL Document, collectively, the “ABL Loan Parties”) under and in connection with the ABL Documents, the ABL Loan Parties granted to the ABL Agent (for the benefit of the ABL Lenders) Liens on the ABL Collateral.

D.     Pursuant to that certain Credit Agreement dated as of July 19, 2006 by and among, Toys “R” Us-Delaware, Inc. (the “Term Borrower”), the Term Lenders and the Term Agent (as amended, the “Existing Term Credit Agreement”), the Term Lenders made certain loans to the Term Borrower on such date.
E.     Pursuant to a certain guaranty dated as of July 19, 2006 (the “Term Guaranty”) by the Term Guarantors (as hereinafter defined) in favor of the Term Agent, the Term Guarantors guaranteed the payment and performance of the Term Borrower’s obligations under the Term Documents (as hereinafter defined).
F.     As a condition to the effectiveness of the Existing Term Credit Agreement and to secure the obligations of the Term Borrower and the Term Guarantors (the Term Borrower, the Term Guarantors and each other direct or indirect subsidiary or parent of the Term Borrower or any of its affiliates that was then or thereafter became a party to any Term Document, collectively, the “Term Loan Parties”) under and in connection with the Term Documents as of such date, the Term Loan Parties granted to the Term Agent (for the benefit of the Term Lenders) Liens on the ABL Collateral ~~and~~, the Geoffrey Collateral and the Canadian Pledge Collateral.
G.     Concurrently with the execution and delivery of this Agreement, the Term Loan Parties and the Term Lenders have agreed to amend and restate (i) the Existing Term Credit Agreement in its entirety (as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with this Agreement, the “Term Credit Agreement”) pursuant to which the Term Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of the Term Borrower and (ii) the Term Security Agreement in its entirety.
~~H.    Concurrently with the execution and delivery of this Agreement, the Notes Parties (as defined below) and the Notes Agent, in its capacity as collateral agent for the Noteholders (as defined below), have entered into that certain Indenture dated as of the date hereof (as such agreement may be amended, supplemented, restated or otherwise modified from time to time in accordance with this Agreement, the “Indenture”) providing for the issuance of 7 ⅜% Senior Secured Notes due 2016 (the “Notes”) by the Notes Issuer (as defined below) and the Notes Guarantees (as defined below) by the Notes Guarantors (as defined below).~~
~~I~~H.     Each of the ABL Agent (on behalf of the ABL Lenders) and the Term Agent (on behalf of the Term Lenders) and, by their acknowledgment hereof, the ABL Loan Parties and the Term Loan Parties, desire to amend and restate in its entirety the intercreditor agreement dated as of ~~July 19, 2006~~August 24, 2010 by and among the ABL Agent, the Term Agent, the Borrower and the Guarantors (the “Existing Intercreditor Agreement”) and each of the ABL Agent (on behalf of the ABL Lenders) and each Shared Collateral Agent (on behalf of the applicable Shared Collateral Secured Parties) and, by their acknowledgment hereof, the ABL Loan Parties and the Shared Collateral Secured Parties agree to the relative priority of Liens on the ABL Collateral and certain other rights, priorities and interests as provided herein.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
DEFINITIONS
Section 1.1    UCC Definitions. The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Accounts, Chattel Paper, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Financial Assets, Fixtures, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Money, Payment Intangibles, Records, Security, Securities Accounts, Security Entitlements, Supporting Obligations and Tangible Chattel Paper.
Section 1.2    Other Definitions. Subject to Section 1.1 above, unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the ABL Credit Agreement~~,~~ and the Term Credit Agreement ~~and the Indenture~~, in each case as in effect on the date hereof. In addition, as used in this Agreement, the following terms shall have the meanings set forth below:
“ABL Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Agent” or “Administrative Agent” under any ABL Credit Agreement.
“ABL Borrowers” shall have the meaning assigned to that term in the recitals to this Agreement.
“ABL Cash Management Affiliate” shall mean any ABL Credit Agreement Lender or any Affiliate of any ABL Credit Agreement Lender that provides Cash Management Services (as defined in the ABL Credit Agreement) to an ABL Loan Party with the obligations of such ABL Loan Party thereunder being secured by one or more ABL Collateral Documents.
“ABL Collateral” shall mean all of the following assets ~~or~~and property of the ~~ABL~~ Loan Parties now owned or hereafter acquired, ~~including the following~~with respect to which a Lien is granted or purported to be granted as security for any ABL Obligations and as security for any Term Obligations:

(1)    all Accounts;
(2)    all Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper);
(3)    (x) all Deposit Accounts and Money and all cash, checks, other negotiable instruments, funds and other evidences of payments held therein, and (y) Securities Accounts, Security Entitlements and Securities, and, in each case, all cash, checks and other property held therein or credited thereto;
(4)    all Inventory;
(5)    all Documents, General Intangibles (including Payment Intangibles and Intellectual Property (but excluding any ~~Geoffrey~~Non-Shared Collateral)), Instruments and Commercial Tort Claims;

(6)    all Supporting Obligations and Letter-of-Credit Rights;
(7)    all books, Records and information relating to the ABL Collateral (including all books, databases, customer lists, engineer drawings and Records, whether tangible or electronic);
(8)    all Equipment and Investment Property;
(9)    all Credit Card Receivables (as defined in the ABL Credit Agreement);
(10)    any collateral received under Section 2.5 or Section 6.3;
(~~9~~11)    all Real Property located in Canada; and
(~~10~~12)    all collateral security, liens, guarantees, rights, remedies and privileges with respect to any of the foregoing and all cash, Money, policies and certificates of insurance, deposits or other property, insurance proceeds, refunds and premium rebates, including without limitation, proceeds of fire and casualty insurance, instruments, securities, financial assets and deposit accounts received as proceeds of any of the foregoing (such proceeds, “ABL Proceeds”);
provided~~,~~ that for the avoidance of doubt, “ABL Collateral” shall exclude the ~~Geoffrey~~Non-Shared Collateral and, solely for the purposes of this Agreement, shall be deemed to not include the Canadian Pledge Collateral.
“ABL Collateral Documents” shall mean all “Security Documents” as defined in the ABL Credit Agreement, including the ABL Security Agreement and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with the ABL Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.
“ABL Credit Agreement” shall mean the ABL Credit Agreement and any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the ABL Obligations, whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.
“ABL Credit Agreement Lenders” shall have the meaning assigned to that term in the introduction to this Agreement.
“ABL Documents” shall mean the ABL Credit Agreement, the ABL Guaranty, the ABL Collateral Documents, any agreements governing Cash Management Services between any ABL Loan Party and any ABL Cash Management Affiliate, any ABL Hedging Agreements between any ABL Loan Party and any ABL Hedging Affiliate, those other ancillary agreements as to which the ABL Agent or any ABL Lender is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any ABL Loan Party or any of its respective Subsidiaries or Affiliates, and delivered to the ABL Agent, in connection with any of the foregoing or any ABL Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.
“ABL Enforcement Date” means the date which is 180 days after the occurrence of (i) an Event of Default (under and as defined in the ABL Credit Agreement) and (ii) each Shared Collateral Agent’s receipt of an Enforcement Notice from the ABL Agent, provided that the ABL Enforcement Date shall be stayed and shall not occur (or be deemed to have occurred) (A) at any time any Shared Collateral Agent or the Shared Collateral Secured Parties have commenced and are diligently pursuing enforcement action against the Canadian Pledge Collateral, (B) at any time that any Loan Party is then a debtor under or with respect to (or otherwise subject to) any Insolvency Proceeding, or (C) if the Event of Default under the ABL Credit Agreement is waived in accordance with the terms of the ABL Credit Agreement.
“ABL Guarantors” shall mean the collective reference to Geoffrey Holdings, LLC, TRU Acquisition, LLC, TRU-SVC, LLC, TRU of Puerto Rico, Inc. and any other Person who becomes a guarantor under the ABL Guaranty.
“ABL Guaranty” shall have the meaning assigned to that term in the recitals to this Agreement.
“ABL Hedging Affiliate” shall mean any ABL Credit Agreement Lender or any Affiliate of any ABL Credit Agreement Lender that has entered into an ABL Hedging Agreement with an ABL Loan Party with the obligations of such ABL Loan Party thereunder being secured by one or more ABL Collateral Documents by an ABL Loan Party.
“ABL Hedging Agreement” shall mean any “Hedge Agreement” as defined in the ABL Credit Agreement.
“ABL Lenders” shall have the meaning assigned to that term in the introduction to this Agreement and shall include all ABL Cash Management Affiliates and ABL Hedging Affiliates and all successors, assigns, transferees and replacements thereof, as well as any Person designated as a “Lender” under any ABL Credit Agreement.
“ABL Loan Parties” shall have the meaning assigned to that term in the recitals to this Agreement.
“ABL Obligations” shall mean all obligations of every nature of each ABL Loan Party from time to time owed to the ABL Agent, the ABL Lenders, or any of them, under any ABL Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such ABL Loan Party, would have accrued on any ABL Obligation, whether or not a claim is allowed against such ABL Loan Party for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under letters of credit, payments for early termination of ABL Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the ABL Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time; provided that if the aggregate principal amount of Revolving Credit Loans and Tranche A-1 Loans outstanding under the ABL Credit Agreement plus the aggregate Letter of Credit Outstandings under the ABL Credit Agreement exceeds the greater of (x) $~~2.5~~3.0 billion in the aggregate and (y) the ~~Tranche~~sum of (A~~-1~~) the Combined Borrowing Base ~~(~~and (B) the aggregate Incremental Availability (the greater of (x) and (y), the “Cap Amount”) (provided that when calculating the amount of the ~~Tranche A-1 Borrowing Base~~Incremental Availability for the purpose of the Cap Amount, the effect of any amendment, supplement or modification which expands or otherwise increases the scope of the assets that ~~comprise the underlying borrowing base under the ABL Credit Agreement~~are included in the calculation of Incremental Availability to include assets other than current assets (e.g. real property (other than real property of any ABL Loan Party located in Canada)) shall be excluded from such calculation), then only (1) that portion of Revolving Credit Loans, Tranche A-1 Loans and Letter of Credit Outstandings equal to the Cap Amount plus (2) interest on the Cap Amount, reimbursement obligations for Letter of Credit Outstandings included in the Cap Amount, payments for early termination of ABL Hedging Agreements, agreements governing Cash Management Services, fees, expenses, indemnification or other charges shall be included in the ABL Obligations for purposes of this Agreement until the Discharge of Term Obligations.
“ABL Recovery” shall have the meaning set forth in Section 5.3(a).
“ABL Secured Parties” shall mean “Secured Parties” as defined in the ABL Credit Agreement.
“ABL Security Agreement” shall mean the “Security Agreement” as defined in the ABL Credit Agreement.
“Access Period” means for each parcel of Real Property, the period, after the commencement of an Enforcement Period, which begins on the day that the ABL Agent provides the Shared Collateral Agents with an Enforcement Notice pursuant to Section 3.7(a) below and ends on the earliest of (i) the 120th day after the ABL Agent obtains the ability to take physical possession of, remove, or otherwise control physical access to, or actually uses, the ABL Collateral located on such Real Estate following the Enforcement Period plus such number of days, if any, after the ABL Agent obtains such access to such ABL Collateral that it is stayed or otherwise prohibited by law or court order from exercising remedies with respect to ABL Collateral located on such Real Property, (ii) the date on which all or substantially all of the ABL Collateral located on such Real Estate is sold, collected or liquidated, or (iii) the date on which the Discharge of ABL Obligations occurs; provided that in no event shall the Access Period extend later than 210 days following the date of delivery of an Enforcement Notice to the ABL Agent by the Authorized Shared Collateral Agent plus such number of days, if any, after the ABL Agent obtains such access to such ABL Collateral that it is stayed or otherwise prohibited by law or court order from exercising remedies with respect to ABL Collateral located on such Real Estate.
“Additional Pari Passu Agent” shall mean each duly authorized representative of any holders of Additional Pari Passu Obligations which agent has executed a joinder agreement to this Agreement substantially in the form of Exhibit A (appropriately completed) and which is a party to the Additional Pari Passu Documents. Upon the execution of such joinder agreement, the Additional Pari Passu Agent shall succeed to all rights, benefits and obligations of the Additional Pari Passu Agent hereunder.

“Additional Pari Passu Agreement” shall mean the agreements, documents, joinders and instruments providing for or evidencing Additional Pari Passu Obligations and which are identified in a joinder agreement to this Agreement substantially in the form of Exhibit A executed by the relevant Additional Pari Passu Agent, whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder as permitted by the Term Documents ~~and Notes Documents~~.
“Additional Pari Passu Security Agreement” shall mean the security agreement governing any Additional Pari Passu Obligations.
“Additional Pari Passu Collateral Documents” shall mean all “Security Documents” as defined in the Additional Pari Passu Agreement, including the Additional Pari Passu Security Agreement and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any Additional Pari Passu Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.
“Additional Pari Passu Documents” shall mean the Additional Pari Passu Agreement, the Additional Pari Passu Guarantees, the Additional Pari Passu Collateral Documents and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Loan Party or any of its respective Subsidiaries or Affiliates, and delivered to the Additional Pari Passu Agent, in connection with any of the foregoing or any Additional Pari Passu ~~Credit~~ Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.
“Additional Pari Passu Guarantees” shall mean the agreements of the Additional Pari Passu Guarantors to guarantee the payment and performance of obligations of any issuer or borrower pursuant to any Additional Pari Passu Agreement under the Additional Pari Passu Documents.
“Additional Pari Passu Guarantors” shall mean any Person who becomes a guarantor under any Additional Pari Passu Document.
“Additional Pari Passu Obligations” shall mean, to the extent permitted to be incurred by the terms of the Term Credit Agreement and the ~~Indenture~~ABL Credit Agreement and permitted by the terms of the Term Credit Agreement and the ABL Credit Agreement to be secured by the ABL Collateral on a pari passu basis with the Liens securing the Term Loan Obligations and secured by the Canadian Pledge Collateral on a pari passu basis with the Liens securing the Term Loan Obligations (other than Term Loan Obligations in respect of any Term B-4 Loans, which will, to the extent provided herein, be senior in priority), all obligations of every nature of each ~~Notes~~Term Loan Party from time to time owed to the Additional Pari Passu Agent, the Additional Pari Passu Secured Parties or any of them, under any Additional Pari Passu Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Additional Pari Passu Secured Party, would have accrued on any Additional Pari Passu Obligation, whether or not a claim is allowed against such ~~Notes~~Term Loan Party for such interest in the related bankruptcy proceeding), payments of fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Additional Pari Passu

Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time; provided that no Additional Pari Passu Obligations shall be secured by any Secured Specified Real Property.
“Additional Pari Passu Parties” shall mean shall mean, collectively, each obligor in respect of any Additional Pari Passu Obligations, the Additional Pari Passu Guarantors and each other direct or indirect subsidiary or parent of such obligor or any of its affiliates that is or becomes a party to any Additional Pari Passu Document.
“Additional Pari Passu Secured Parties” shall mean the “Secured Parties” (or similar term) as defined in the Additional Pari Passu Agreement.
“Affiliate” shall mean, with respect to a specified Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by or is under common Control with the Person specified.
“Agent(s)” means individually the ABL Agent and each Shared Collateral Agent and collectively means the ABL Agent and the Shared Collateral Agents.
“Agreement” shall have the meaning assigned to that term in the introduction to this Agreement.
“Authorized Representative” shall have the meaning set forth in Section 2.7.
“Authorized Shared Collateral Agent” has the meaning assigned to the term “Authorized Collateral Agent” in the Shared Collateral Intercreditor Agreement.
“Bank of America” shall have the meaning assigned to that term in the introduction to this Agreement.
“Bankruptcy Code” shall mean Title 11 of the United States Code.
“Borrower” shall mean the ABL Borrowers~~,~~ or the Term Borrower ~~or the Notes Issuer~~.
“Canadian Borrower” shall have the meaning assigned to that term in the recitals to this Agreement.
“Canadian Pledge Collateral” shall mean all of the following assets and property of the Loan Parties now owned or hereafter acquired, with respect to which a Lien is granted or purported to be granted as security for any ABL Obligations and as security for any Term Obligations:

(1)	65% of the voting Capital Stock and 100% of the non-voting Capital Stock of Toys “R” Us (Canada) Ltd. Toys “R” Us (Canada) Ltee; and

(2)	all stock certificates, dividends, distributions, rights and proceeds of or relating to the foregoing.

“Capital Stock” shall mean, as to any Person that is a corporation, the authorized shares of such Person’s capital stock, including all classes of common, preferred, voting and nonvoting capital stock, and, as to any Person that is not a corporation or an individual, the membership or other ownership interests in such Person, including the right to share in profits and losses, the right to receive distributions of cash and other property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such interests include voting or similar rights entitling the holder thereof to exercise Control over such Person, collectively with, in any such case, all warrants, options and other rights to purchase or otherwise acquire, and all other instruments convertible into or exchangeable for, any of the foregoing.
“Cash Management Services” shall have the meaning provided in the ABL Credit Agreement as in effect on the date hereof.
“Combined Borrowing Base” shall mean the “Combined Borrowing Base” as defined in the ABL Credit Agreement.
“Control” shall mean the possession, directly or indirectly, of the power (a) to vote 50% or more of the securities having ordinary voting power for the election of directors (or any similar governing body) of a Person, or (b) to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto.
“Control Collateral” shall mean any Shared Collateral consisting of any Certificated Security (as defined in Section 8-102 of the Uniform Commercial Code), Investment Property, Deposit Account, Instruments and any other Shared Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.
“Credit Documents” shall mean the ABL Documents, the Term Documents~~, the Notes Documents~~ and the Additional Pari Passu Documents (if any).
“Debtor Relief Laws” shall mean the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect affecting the rights of creditors generally.
“DIP Financing” shall have the meaning set forth in Section 6.1(a).
“Discharge of ABL Obligations” shall mean (a) the payment in full in cash of all outstanding ABL Obligations excluding contingent indemnity obligations with respect to then unasserted claims but including, with respect to amounts available to be drawn under outstanding letters of credit issued thereunder (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit), the cancellation of such letters of credit or the delivery or provision of money or backstop letters of credit in respect thereof in compliance with the terms of any ABL Credit Agreement (which shall not exceed an amount equal to 105% of the aggregate undrawn amount of such letters of credit) and (b) the termination of all commitments to extend credit under the ABL Documents.

“Discharge of Additional Pari Passu Obligations” shall mean the payment in full in cash of all outstanding Additional Pari Passu Obligations (other than contingent indemnity obligations with respect to then unasserted claims).
“Discharge of Term Obligations” shall mean the payment in full in cash of all outstanding Term Obligations (other than contingent indemnity obligations with respect to then unasserted claims).
~~“Discharge of Notes Obligations” shall mean the payment in full in cash of all outstanding Notes Obligations (other than contingent indemnity obligations with respect to then unasserted claims).~~
“Discharge of Shared Collateral Obligations” shall mean, collectively, the Discharge of Term Obligations~~, Discharge of Notes Obligations~~ and Discharge of Additional Pari Passu Obligations (if any).
“Enforcement Notice” shall mean a written notice delivered by the ABL Agent to the Shared Collateral Agents or from the Authorized Shared Collateral Agent to the ABL Agent, in either case, announcing that an Enforcement Period has commenced.
“Enforcement Period” shall mean the period of time following the receipt by either the ABL Agent or the Authorized Shared Collateral Agent of an Enforcement Notice from the other and continuing until the earliest of (a) in the case of an Enforcement Period commenced by the Authorized Shared Collateral Agent, the Discharge of Shared Collateral Obligations, (b) in the case of an Enforcement Period commenced by the ABL Agent, the Discharge of ABL Obligations, or (c) the date upon which the ABL Agent or the Authorized Shared Collateral Agent, terminate, or agree in writing to terminate, the Enforcement Period.
“Event of Default” shall mean an Event of Default under any ABL Credit Agreement, any Term Credit Agreement~~, any Indenture~~ or any Additional Pari Passu Agreement (if any).
“Excluded Specified Real Property” shall have the meaning assigned to such term in the Term Credit Agreement as in effect on the date hereof.
“Exercise Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean, except as otherwise provided in the final sentence of this definition:
(a)    the taking by any Secured Party of any action to enforce or realize upon any Lien on ~~ABL~~Shared Collateral, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code;
(b)    the exercise by any Secured Party of any right or remedy provided to a secured creditor on account of a Lien on ~~ABL~~Shared Collateral under any of the Credit Documents, under applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any of the ~~ABL~~Shared Collateral in satisfaction of a Lien;

(c)    the taking of any action by any Secured Party or the exercise of any right or remedy by any Secured Party in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the ~~ABL~~Shared Collateral or the Proceeds thereof;
(d)    the appointment of, or the application of a Secured Party for, a receiver, receiver and manager or interim receiver of all or part of the ~~ABL~~Shared Collateral;
(e)    the sale, lease, license, or other disposition of all or any portion of the ~~ABL~~Shared Collateral by private or public sale conducted by a Secured Party or any other means at the direction of a Secured Party permissible under applicable law;
(f)    the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code; or
(g)    the exercise by a Secured Party of any voting rights relating to any Capital Stock included in the ~~ABL~~Shared Collateral.
For the avoidance of doubt, none of the following shall be deemed to constitute an Exercise of Secured Creditor Remedies: (i) the filing a proof of claim in bankruptcy court or seeking adequate protection, (ii) the exercise of rights by the ABL Agent upon the occurrence of a Cash Dominion Event (as defined in the ABL Credit Agreement), including, without limitation, the notification of account debtors, depository institutions or any other Person to deliver proceeds of ABL Collateral to the ABL Agent (unless and until the ABL Lenders cease making Credit Extensions to the ABL Borrowers, in which event an Exercise of Secured Creditor Remedies shall be deemed to have occurred), (iii) the consent by a Secured Party to a sale or other disposition by any Loan Party of any of its assets or properties, (iv) the acceleration of all or a portion of the ABL Obligations or the Shared Collateral Obligations, (v) the reduction of advance rates or sub-limits by the ABL Agent and the ABL Lenders, or (vi) the imposition of reserves by the ABL Agent.
“Existing Intercreditor Agreement” shall have the meaning assigned to that term in the recitals to this Agreement.
“Foreign Subsidiary” shall have the meaning provided in the ABL Credit Agreement and the Term Credit Agreement as in effect on the date hereof.
“General Intangibles” shall have the meaning provided in the ABL Security Agreement and the Term Security Agreement as in effect on the date hereof.
“Geoffrey Collateral” ~~means those certain assets and property of Geoffrey, LLC described in the Shared Collateral~~shall have the meaning provided in the Term Security Agreement~~s~~ as in effect on the date hereof.
“Governmental Authority” shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Guarantor” shall mean any of the ABL Guarantors~~,~~ or Term Guarantors ~~or Notes Guarantors~~.
“Incremental Availability” shall mean the “Incremental Availability” as defined in the ABL Credit Agreement.
“Indebtedness” shall have the meaning provided in the ABL Credit Agreement~~,~~ and the Term Credit Agreement ~~and Indenture~~ as in effect on the date hereof.
~~“Indenture” shall have the meaning assigned to that term in the recitals to this Agreement.~~
“Insolvency Proceeding” shall mean (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case covered by clauses (a) and (b) undertaken under United States Federal, State or foreign law, including the Bankruptcy Code.
“Intellectual Property Rights Agreement” shall mean the “Intellectual Property Rights Agreement” as defined in the ABL Credit Agreement as in effect on the date hereof.
“IntermediateCo Unsecured Guarantee” shall have the meaning provided in the Term Credit Agreement.
“Lender(s)” means individually the ABL Lenders or the Term Lenders and collectively means all of the ABL Lenders and the Term Lenders.
“Lien” shall have the meaning provided in the ABL Credit Agreement~~,~~ and the Term Credit Agreement ~~and the Indenture~~ as in effect on the date hereof.
“Lien Priority” shall mean with respect to any Lien of the ABL Agent, the ABL Lenders, the Shared Collateral Agents or the Shared Collateral Secured Parties (i) in the ABL Collateral, the order of priority of such Lien as specified in Section 2.1 and (ii) in the Canadian Pledge Collateral, the order of priority of such Lien as specified in Section 7.2.
“Loan Parties” shall mean the ABL Loan Parties and the Shared Collateral Secured Parties.
~~“Noteholder” means any Person in whose name a Note is registered.~~
~~“Notes” shall have the meaning assigned to that term in the recitals to this Agreement.~~
~~“Notes Agent” shall have the meaning assigned to that term in the introduction to this Agreement.~~

~~“Notes Collateral Documents” shall mean all “Security Documents” as defined in the Indenture, including the Notes Security Agreement and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any Indenture, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.~~
~~“Notes Documents” shall mean the Indenture, the Notes, the Notes Guarantees, the Notes Collateral Documents, those other ancillary agreements as to which the Notes Agent or any Noteholder is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Noteholder or any of its respective Subsidiaries or Affiliates, and delivered to the Notes Agent in connection with any of the foregoing or the Indenture, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.~~
~~“Notes Guarantors” shall mean the collective reference to Geoffrey Holdings, LLC, Toys Acquisition, LLC, TRU of Puerto Rico, Inc., TRU-SVC, LLC, Geoffrey, LLC, Geoffrey International, LLC and any other Person who becomes a guarantor under the Indenture.~~
~~“Notes Guarantee” shall mean the agreements of the Notes Guarantors to guarantee the payment and performance of the Notes Issuer’s obligations under the Notes Documents.~~
~~“Notes Issuer” shall mean Toys “R” Us-Delaware, Inc.~~
~~“Notes Parties” shall mean, collectively, the Notes Issuer, Notes Guarantors and each other direct or indirect subsidiary or parent of the Notes Issuer or any of its affiliates that is now or hereafter becomes a party to any Notes Document.~~
~~“Notes Obligations” shall mean all obligations of every nature of each Notes Party from time to time owed to the Notes Agent, the Noteholders or any of them, under any Notes Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Noteholder, would have accrued on any Notes Obligation, whether or not a claim is allowed against such Notes Party for such interest in the related bankruptcy proceeding), payments of fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Notes Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.~~
“~~Notes~~Non-Shared Collateral” means, collectively, the Geoffrey Collateral and the Secured ~~Parties” shall mean the “Secured Parties” as defined in the Notes Security Agreement~~Specified Real Property.
~~“Notes Security Agreement” shall mean the “Security Agreement” as defined in the Indenture.~~
“Party” shall mean the ABL Agent, the Term ~~Agent, the Notes~~ Agent or the Additional Pari Passu Agent (if any) and “Parties” shall mean the ABL Agent, the Term Agent~~, the Notes Agent~~ and the Additional Pari Passu Agent (if any).

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.
“Proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, ~~with respect to the ABL Collateral,~~ and (b) whatever is recoverable or recovered when any ~~ABL~~Shared Collateral or Non-Shared Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.
“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.
“Real Property” shall mean any right, title or interest in and to real property, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy real property.
“Secured Parties” shall mean the ABL Secured Parties, the Term Secured Parties ,the Noteholders and the Additional Pari Passu Secured Parties (if any).
“Secured Specified Real Property” shall have the meaning set forth in Section 2.1(b).
“Shared Collateral” shall mean the ABL Collateral and the Canadian Pledge Collateral.
“Shared Collateral Agents” means ~~the Notes Agent,~~ the Term Agent and the Additional Pari Passu Agent (if any).
“Shared Collateral Documents” means, collectively, the Term Documents~~, the Notes Documents~~ and the Additional Pari Passu Documents (if any).
“Shared Collateral Enforcement Date” means the date which is 180 days after the occurrence of (i) an Event of Default (under and as defined in either the Term Credit Agreement~~, the Indenture~~ or any Additional Pari Passu Agreement) and (ii) the ABL Agent’s receipt of an Enforcement Notice from the applicable Authorized Shared Collateral Agent, provided that the Shared Collateral Enforcement Date shall be stayed and shall not occur (or be deemed to have occurred) (A) at any time the ABL Agent or the ABL Secured Parties have commenced and are diligently pursuing enforcement action against the ABL Collateral, (B) at any time that any Loan Party is then a debtor under or with respect to (or otherwise subject to) any Insolvency Proceeding, or (C) if the Event of Default under the applicable Shared Collateral Agreement is waived in accordance with the terms of such Shared Collateral Agreement.
“Shared Collateral Intercreditor Agreement” means that certain first lien intercreditor agreement dated as of ~~the date hereof~~August 24, 2010 among the Notes Agent, the Term Agent, the Additional Pari Passu Agent (if any), the Borrower and the Guarantors.
“Shared Collateral Loan Parties” shall mean, collectively, the ~~Notes~~Additional Pari Passu Parties and the Term Loan Parties.

“Shared Collateral Obligations” means, collectively, the Term ~~Loan Obligations, the Notes~~ Obligations and the Additional Pari Passu Obligations (if any).
“Shared Collateral Recovery” shall have the meaning set forth in Section 5.3(b).
“Shared Collateral Secured Parties” shall mean, collectively, the Term Secured Parties~~, the Notes Secured Parties~~ and the Additional Pari Passu Secured Parties.
“Shared Collateral Security Agreements” means, collectively~~, the Notes Security Agreement~~, Term Security Agreement and Additional Pari Passu Security Agreement (if any).
“Special Refinancing Indebtedness” shall have the meaning assigned to such term in the ABL Credit Agreement.
“Specified Real Property” shall have the meaning assigned to such term in the Term Credit Agreement as in the effect on the date hereof and shall include any Proceeds thereof.
“Springing Covenant” shall have the meaning assigned to such term in the Term Credit Agreement.
“Springing Covenant Trigger Date” shall have the meaning assigned to such term in the Term Credit Agreement.
“Subsidiary” shall mean with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity (a) of which Capital Stock representing more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.
“Term Agent” shall have the meaning assigned to that term in the introduction to this Agreement.
“Term B-4 Lenders” shall have the meaning assigned to such term in the Term Credit Agreement.
“Term B-4 Loans” shall have the meaning assigned to such term in the Term Credit Agreement.
“Term Borrower” shall have the meaning assigned to that term in the introduction to this Agreement.
“Term Collateral Documents” shall mean all “Security Documents” as defined in the Term Credit Agreement, including the Term Security Agreement and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with any Term Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Term Credit Agreement” shall mean the Term Credit Agreement and any other agreement extending the maturity of, consolidating, restructuring, refunding, replacing or refinancing all or any portion of the Term Obligations, whether by the same or any other agent, lender or group of lenders and whether or not increasing the amount of any Indebtedness that may be incurred thereunder.
“Term Documents” shall mean the Term Credit Agreement, the Term Guaranties, the Term Collateral Documents, any Term Hedging Agreements between any Term Loan Party and any Term Hedging Affiliate, those other ancillary agreements as to which the Term Agent or any Term Lender is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Term Loan Party or any of its respective Subsidiaries or Affiliates, and delivered to the Term Agent, in connection with any of the foregoing or any Term Credit Agreement, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time.
“Term Guarantors” shall mean the collective reference to Geoffrey Holdings, LLC, Toys Acquisition, LLC, TRU of Puerto Rico, Inc., TRU-SVC, LLC, Geoffrey, LLC, Geoffrey International, LLC and any other Person who becomes a guarantor under the Term Guaranty.
“Term Guaranty” shall have the meaning assigned to that term in the recitals to this Agreement.
“Term Hedging Affiliate” shall mean any Term Lender or any Affiliate of any Term Lender that has entered into an Term Hedging Agreement with a Term Loan Party with the obligations of such Term Loan Party thereunder being secured by one or more Term Collateral Documents by an Term Loan Party.
“Term Hedging Agreement” shall mean any “Hedging Agreement” as defined in the Term Credit Agreement.
“Term Lenders” shall have the meaning assigned to the term “Lenders” (or any similar term) in any Term Credit Agreement.
“Term Loan Parties” shall have the meaning assigned to that term in the recitals to this Agreement.
“Term Obligations” shall mean all obligations of every nature of each Term Loan Party from time to time owed to the Term Agent, the Term Lenders or any of them, under any Term Document, whether for principal, interest (including interest which, but for the filing of a petition in bankruptcy with respect to such Term Loan Party, would have accrued on any Term Obligation, whether or not a claim is allowed against such Term Loan Party for such interest in the related bankruptcy proceeding), payments for early termination of Term Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of the Term Documents, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time.
“Term Secured Parties” shall mean the “Secured Parties” as defined in the Term Credit Agreement.

“Term Security Agreement” shall mean the “Security Agreement” as defined in the Term Credit Agreement.
“Tranche A Borrowing Base” shall mean the “Tranche A Borrowing Base” as defined in the ABL Credit Agreement.
~~“Tranche A-1 Borrowing Base” shall mean the “Tranche A-1 Borrowing Base” as defined in the ABL Credit Agreement.~~
“Uniform Commercial Code” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided that to the extent that the Uniform Commercial Code is used to define any term in any security document and such term is defined differently in differing Articles of the Uniform Commercial Code, the definition of such term contained in Article 9 shall govern; provided, further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, publication or priority of, or remedies with respect to, Liens of any Party is governed by the Uniform Commercial Code or foreign personal property security laws as enacted and in effect in a jurisdiction other than the State of New York, the term “Uniform Commercial Code” will mean the Uniform Commercial Code or such foreign personal property security laws as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.
“Use Period” means the period, after the commencement of an Enforcement Period, which begins on the day that the ABL Agent provides the Term Agent with an Enforcement Notice and ends on the 210th day thereafter, plus such number of days, if any, during which any stay or other order that prohibits any of the ABL Agent or the other ABL Secured Parties (with the consent of the ABL Agent) from commencing and continuing to Exercise Any Secured Creditor Remedies or to liquidate and sell the ABL Collateral has been entered by a court of competent jurisdiction.
Section 1.3    Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting and shall be deemed to be followed by the phrase “without limitation,” and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, restatements, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation, or in such other manner as may be approved by the requisite holders or representatives in respect of such obligation.
ARTICLE 2
LIEN PRIORITY
Section 2.1    Priority of Liens.
(a)    Subject to the proviso in subclause (b) of Section 4.1, notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection of any Liens granted to the ABL Agent or the ABL Lenders in respect of all or any portion of the ABL Collateral or of any Liens granted to the Shared Collateral Agents or the Shared Collateral Secured Parties in respect of all or any portion of the ABL Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the ABL Agent or the Shared Collateral Agents (or ABL Lenders or the Shared Collateral Secured Parties) in any ABL Collateral, (iii) any provision of the Uniform Commercial Code, the Bankruptcy Code or any other applicable law, or of the ABL Documents or the Shared Collateral Documents, or (iv) whether the ABL Agent or the Shared Collateral Agents, in each case, either directly or through agents, hold possession of, or have control over, all or any part of the ABL Collateral, the ABL Agent, on behalf of itself and the ABL Lenders, and the Shared Collateral Agent, on behalf of the applicable Shared Collateral Secured Parties, hereby agrees that prior to the Discharge of ABL Obligations:
(1)    any Lien in respect of all or any portion of the ABL Collateral now or hereafter held by or on behalf of the Shared Collateral Agents or any Shared Collateral Secured Party that secures all or any portion of the Shared Collateral Obligations shall in all respects be junior and subordinate to all Liens granted to the ABL Agent and the ABL Lenders on the ABL Collateral; ~~and~~
(2)    any Lien in respect of all or any portion of the ABL Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Lender that secures all or any portion of the ABL Obligations shall in all respects be senior and prior to all Liens granted to the Shared Collateral Agents or any Shared Collateral Secured Party on the ABL Collateral~~.~~; and
(b)    The ABL Agent, for and on behalf of itself and the ABL Secured Parties, acknowledges and agrees that, (i) the Shared Collateral Agents, for the benefit of the Shared Collateral Secured Parties, have been granted Liens upon all of the ~~ABL~~Shared Collateral in which the ABL Agent has been granted Liens and the ABL Agent hereby consents thereto ~~and~~, (ii) the Shared Collateral Agents, for and on behalf of themselves and the Shared Collateral Secured Parties, have been granted first priority Liens in the Geoffrey Collateral and neither the ABL Agent nor the ABL Secured Parties shall have a Lien on or a security interest in the Geoffrey Collateral and (iii) after the Springing Covenant Trigger Date, pursuant to the terms of the Springing Covenant, the Term Agent, for the benefit of the Term B-4 Lenders, will be granted a first priority Lien upon the Specified Real Property (other than any Excluded Specified Real Property) (after the Springing Covenant Trigger Date, such Specified Real Property on which a

Lien has been granted to the Term Agent for the benefit of the Term B-4 Lenders, the “Secured Specified Real Property”) and neither the ABL Agent, the ABL Secured Parties or any other Shared Collateral Secured Parties shall have a Lien on or a security interest in the Secured Specified Real Properties. The subordination of Liens by the Shared Collateral Agents in favor of the ABL Agent as set forth herein shall not be deemed to subordinate the Shared Collateral Agents’ respective Liens on the ABL Collateral to the Liens of any other Person.
(c)    The relative rights and obligations of the ABL Agent and the Shared Collateral Agents (or the ABL Lenders and the Shared Collateral Secured Parties) under this Agreement with respect to the Liens on the Canadian Pledge Collateral shall be determined in accordance with Article 7 of this Agreement.
Section 2.2    Waiver of Right to Contest Liens. Each of ABL Agent, on behalf of the ABL Secured Parties and the Shared Collateral Agents, on behalf of the Shared Collateral Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the ABL Agent and the ABL Secured Parties in respect of the ABL Collateral or Liens of the Shared Collateral Agents and the Shared Collateral Secured Parties in respect of the ~~ABL~~Shared Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the Shared Collateral Agents, on behalf of the Shared Collateral Secured Parties, agrees that none of the Shared Collateral Agents or the Shared Collateral Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the ABL Agent or any ABL Secured Party under the ABL Documents with respect to the ABL Collateral. Except to the extent expressly set forth in this Agreement, the Shared Collateral Agents, on behalf of the Shared Collateral Secured Parties, hereby waive any and all rights they or the Shared Collateral Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the ABL Agent or any ABL Secured Party seeks to enforce its Liens in any ABL Collateral. The foregoing shall not be construed to prohibit the Shared Collateral Agents from enforcing the provisions of this Agreement as to the relative priority of the parties hereto. In addition, for the avoidance of doubt, the ABL Agent, on behalf of the ABL Secured Parties, further agrees that it has no, and will not have, Liens on any of the ~~Geoffrey~~Non-Shared Collateral and as such, it shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Shared Collateral Agents and the Shared Collateral Secured Parties in respect of the ~~Geoffrey~~Non-Shared Collateral.
Section 2.3    Remedies Standstill.
(a)    The Shared Collateral Agents, on behalf of the Shared Collateral Secured Parties, agree that, from the date hereof until the earlier of (i) the Shared Collateral Enforcement Date, or (ii) the date upon which the Discharge of ABL Obligations shall have occurred, neither the Shared Collateral Agents nor any Shared Collateral Secured Party will Exercise Any Secured

Creditor Remedies with respect to any of the ABL Collateral without the written consent of the ABL Agent and the Required Lenders (as defined in the ABL Credit Agreement), and will not take, receive or accept any Proceeds of the ABL Collateral. From and after the earlier of (i) the Shared Collateral Enforcement Date or (ii) the date upon which the Discharge of ABL Obligations shall have occurred, the Shared Collateral Agents or any Shared Collateral Secured Party may Exercise Any Secured Creditor Remedies under the Shared Collateral Documents or applicable law as to any ABL Collateral; provided, however, that any Exercise of Secured Creditor Remedies with respect to any ABL Collateral by the Shared Collateral Agents is at all times subject to the provisions of this Agreement, including Section 4.1 hereof.
(b)    Notwithstanding the provisions of Section~~s~~ 2.3(a) or any other provision of this Agreement, prior to the Discharge of ABL Obligations, nothing contained herein shall be construed to prevent (i) the Shared Collateral Agents or any Shared Collateral Secured Party from filing a claim or statement of interest with respect to the Shared Collateral Obligations owed to it in any Insolvency Proceeding commenced by or against any Loan Party, (ii) take any action (not adverse to the priority status of the Liens of the ABL Agent or ABL Secured Parties on the ABL Collateral in which the ABL Agent or ABL Secured Parties have a priority Lien or the rights of the ABL Agent or any of the ABL Secured Parties to exercise remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any ABL Collateral, (iii) file any necessary or responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of the Shared Collateral Agents or Shared Collateral Secured Parties, (iv) file any pleadings, objections, motions, or agreements which assert rights available to unsecured creditors of the Loan Parties arising under any Insolvency Proceeding or applicable non-bankruptcy law, (v) vote on any plan of reorganization or file any proof of claim in any Insolvency Proceeding of any Loan Party, or (vi) object to the proposed retention of ABL Collateral by the ABL Agent or any ABL Secured Party in full or partial satisfaction of any ABL Obligations due to the ABL Agent or ABL Secured Parties, in each case (i) through (iv) and (vi) above to the extent not inconsistent with, or could not result in a resolution inconsistent with, the terms of this Agreement. Notwithstanding the foregoing, nothing in this Agreement shall prevent the Authorized Shared Collateral Agent, on behalf of the Shared Collateral Secured Parties, from the Exercise of Secured Creditor Remedies with respect to the ~~Geoffrey~~Non-Shared Collateral, ~~other than~~subject to the provisions set forth in Sections 3.6 and 3.7.
Section 2.4    Exercise of Rights.
(a)    No Other Restrictions. Except as expressly set forth in this Agreement, each of the Shared Collateral Agents, each Shared Collateral Secured Party, the ABL Agent and each ABL Secured Party shall have any and all rights and remedies it may have as a creditor under applicable law, including the right to the Exercise of Secured Creditor Remedies; provided, however, that the Exercise of Secured Creditor Remedies with respect to the ~~ABL~~Shared Collateral shall be subject to the Lien Priority and to the provisions of this Agreement, including Sections 2.3 ~~and~~, 4.1, 7.3 and 7.4 hereof. The ABL Agent may enforce the provisions of the ABL Documents, the Shared Collateral Agents may enforce the provisions of the Shared Collateral Documents and each may Exercise Any Secured Creditor Remedies, all in such order and in such manner as each may determine in the exercise of its sole discretion, consistent with the terms of this Agreement and mandatory provisions of applicable law; provided, however, that (i) prior to the Discharge of ABL Obligations and solely in the case of an

Exercise of Secured Creditor Remedies with respect to any ABL Collateral, the ABL Agent, and in the event of a Shared Collateral Enforcement Date, the Shared Collateral Agents, agree to provide to the other (x) an Enforcement Notice prior to the commencement of an Exercise Any Secured Creditor Remedies with respect to the ABL Collateral and (y) copies of any notices that it is required under applicable law to deliver to any Loan Party; provided, further, however, that the ABL Agent’s failure to provide any such copies to the Shared Collateral Agents (but not the Enforcement Notice) shall not impair any of the ABL Agent’s rights hereunder or under any of the ABL Documents and the Shared Collateral Agents’ failure to provide any such copies to the ABL Agent (but not the Enforcement Notice) shall not impair any of the Shared Collateral Agents’ rights hereunder or under any of the Shared Collateral Documents and (ii) prior to the Discharge of Shared Collateral Obligations and solely in the case of an Exercise of Secured Creditor Remedies with respect to any Canadian Pledge Collateral, the Shared Collateral Agents, and in the event of an ABL Enforcement Date, the ABL Agent, agree to provide to the other (x) an Enforcement Notice prior to the commencement of an Exercise Any Secured Creditor Remedies with respect to the Canadian Pledge Collateral and (y) copies of any notices that it is required under applicable law to deliver to any Loan Party; provided, further, however, that any Shared Collateral Agent’s failure to provide any such copies to the ABL Agent (but not the Enforcement Notice) shall not impair any of such Shared Collateral Agent’s rights hereunder or under any of the Shared Collateral Documents and the ABL Agent’s failure to provide any such copies to the Shared Collateral Agents (but not the Enforcement Notice) shall not impair any of the ABL Agent’s rights hereunder or under any of the ABL Documents. Each of the Shared Collateral Agents, each Shared Collateral Secured Party, the ABL Agent and each ABL Secured Party agrees (i) that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding, or any other claim, in the case of the Shared Collateral Agents and each Shared Collateral Secured Party, against either the ABL Agent or any other ABL Secured Party, and in the case of the ABL Agent and each other ABL Secured Party, against either the Shared Collateral Agents or any other Shared Collateral Secured Party, seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, any action taken or omitted to be taken by such Person with respect to the ~~ABL~~Shared Collateral which is consistent with the terms of this Agreement, and none of such Parties shall be liable for any such action taken or omitted to be taken, or (ii) it will not be a petitioning creditor or otherwise assist in the filing of an involuntary Insolvency Proceeding.
(b)    Release of Liens. In the event of any private or public sale of all or any portion of the ABL Collateral (other than in connection with a refinancing as described in Section 5.2(d)) permitted by the ABL Documents or consented to by the requisite ABL Lenders, the Shared Collateral Agents agree, on behalf of the Shared Collateral Secured Parties that such sale will be free and clear of the Liens on such ABL Collateral securing the Shared Collateral Obligations, and the Shared Collateral Agents’ and the Shared Collateral Secured Parties’ Liens with respect to the ABL Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the ABL Secured Parties’ Liens on such ABL Collateral; provided that in the case of a disposition in connection with an Exercise of Secured Creditor Remedies with respect to ABL Collateral, any Proceeds thereof not applied to repay ABL Obligations shall be subject to the Liens securing the Shared Collateral Obligations and shall be applied pursuant to this Agreement and the Shared Collateral Intercreditor Agreement. In furtherance of, and subject to, the foregoing, the Shared Collateral Agents agree that they will promptly execute any and all Lien releases or other documents reasonably requested by the ABL Agent in connection therewith. Each Shared Collateral Agent hereby appoints the ABL Agent and any officer or duly authorized person of the ABL Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Shared Collateral Agent and in the name of such Shared Collateral Agent or in the ABL Agent’s own name, from time to time, in the ABL Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).
Section 2.5    No New Liens. Prior to the Discharge of ABL Obligations, the parties hereto agree that the Borrower shall not, and shall not permit any other Loan Party to grant or permit any additional Liens on any ~~ABL~~Property (other than Non-Shared Collateral) to secure the ~~Shared Collateral~~Term Obligations unless it has granted or concurrently grants a Lien on such ~~ABL~~Property (other than Non-Shared Collateral) to secure the ABL Obligations or grant or permit any additional Liens on any ~~asset or p~~Property to secure any ABL Obligations (other than ~~assets or p~~Property owned by any ABL Loan Party organized in Canada) unless it has granted or concurrently grants a Lien on such ~~ABL Collateral~~Property to secure the ~~Shared Collateral~~Term Obligations. If any Loan Party shall (nonetheless and in breach hereof) permit any Lien on any ~~ABL Collateral securing any ABL Obligation~~ Property (other than ~~assets or p~~Property owned by any ABL Loan Party organized in Canada) securing any ABL Obligation which assets are not also subject to the Lien of the Shared Collateral Agents under the Shared Collateral Documents, subject to the Lien Priority set forth herein, then the ABL Agent (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party, any ABL Borrower or any ABL Guarantor, and notwithstanding anything to the contrary in any other ABL Document, be deemed to also hold and have held such Lien as agent or bailee for the benefit of the Shared Collateral Agents as security for the Shared Collateral Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Shared Collateral Agents in writing of the existence of such Lien.
Section 2.6    Waiver of Marshalling. Prior to the Discharge of ABL Obligations, the Shared Collateral Agents, on behalf of the Shared Collateral Secured Parties, agree not to assert and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ABL Collateral or any other similar rights a junior secured creditor may have under applicable law~~.~~ with respect to the ABL Collateral. Prior to the Discharge of Term Obligations, the ABL Agent, on behalf of the ABL Secured Parties, agrees not to assert and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Canadian Pledge Collateral or any other similar rights a junior secured creditor may have under applicable law with respect to the Canadian Pledge Collateral.

Section 2.7    Refinancings. The ABL Obligations and any series of Shared Collateral Obligations may be refinanced, in whole or in part, in each case, in accordance with the terms of the ABL Documents and the Shared Collateral Documents, as applicable, including a refinancing with the incurrence of Special Refinancing Indebtedness, and without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any ABL Document or Shared Collateral Document) of the ABL Secured Parties or any Shared Collateral Secured Parties, all without affecting the priorities provided for herein or the other provisions hereof; provided that (i) the authorized representative of the holders of any such refinancing indebtedness (the “Authorized Representative”) shall have executed a joinder agreement on behalf of the holders of such refinancing indebtedness substantially in the form of Exhibit A hereto and (ii) such refinancing indebtedness may provide for a lien that is junior in priority to the Lien Priorities provided for herein.
Section 2.8    Junior Indebtedness. The Parties hereto hereby agree that the Borrower may incur Indebtedness that is junior in priority to the Lien Priorities provided for herein (in accordance with the terms of the ABL Documents and the Shared Collateral Documents, as applicable), to the extent permitted in the ABL Credit Agreement, without notice to, or the consent of the ABL Agent, the ABL Lenders, the Shared Collateral Agents or the Shared Collateral Secured Parties, as the case may be, and upon any such incurrence, the Parties hereto hereby authorize the Agents to make technical amendments to this Agreement in order to effectuate the foregoing.
ARTICLE 3
ACTIONS OF THE PARTIES
Section 3.1    Certain Actions Permitted. The Shared Collateral Agents and the ABL Agent may make such demands or file such claims in respect of the Shared Collateral Obligations or the ABL Obligations, as applicable, as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time. Except as provided in Section 5.2, nothing in this Agreement shall prohibit the receipt by the Shared Collateral Agents or any Shared Collateral Secured Party of the required payments of interest, principal and other amounts owed in respect of the Shared Collateral Obligations so long as such receipt is not the direct or indirect result of the exercise by the Shared Collateral Agents or any Shared Collateral Secured Party of rights or remedies as a secured creditor (including set-off with respect to the ABL Collateral) or enforcement, in each case with respect to ABL Collateral, in contravention of this Agreement of any Lien held by any of them.
Section 3.2    Agent for Perfection. Prior to the Discharge of ABL Obligations, the ABL Agent, for and on behalf of itself and each ABL Secured Party, and the Shared Collateral Agents, for and on behalf of themselves and each Shared Collateral Secured Party, as applicable, each agree to hold all ~~ABL~~Control Collateral in their respective possession, custody, or control (or in the possession, custody, or control of agents or bailees for either) as agent for the other solely for the purpose of perfecting the security interest granted to each in such ~~ABL~~Control Collateral, subject to the terms and conditions of this Section 3.2. In addition, the ABL Agent expressly agrees to act as agent for the benefit of the Shared Collateral Agents and the Shared Collateral Secured Parties under each control agreement or blocked account agreement with respect to any Deposit Accounts and Securities Accounts of a Loan Party constituting ABL Collateral. None of the ABL Agent, the ABL Secured Parties, the Shared Collaterals Agent, or the Shared Collateral Secured Parties, as applicable, shall have any obligation whatsoever to the others to assure that the ~~ABL~~Control Collateral is genuine or owned by any Loan Party or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of the ABL Agent and the Shared Collateral Agents under this Section 3.2 are and shall be limited solely to holding or maintaining control of the ~~ABL~~Control Collateral as agent for the other Party for purposes of perfecting the Lien held by the Shared Collateral Agents or the ABL Agent, as applicable. The ABL Agent is not and shall not be deemed to be a fiduciary of any kind for the Shared Collateral Agents, the Shared Collateral Secured Parties, or any other Person. The Shared Collateral Agents are not and shall not be deemed to be a fiduciary of any kind for the ABL Agent, the ABL Secured Parties, or any other Person. Prior to the Discharge of ABL Obligations, in the event that any Shared Collateral Agent or any Shared Collateral Secured Party receives any ABL Collateral or Proceeds of the ABL Collateral in violation of the terms of this Agreement, then such Shared Collateral Agent or such Shared Collateral Secured Party shall promptly pay over such Proceeds or ABL Collateral to the ABL Agent, in the same form as received with any necessary endorsements, for application in accordance with the provisions of Section 4.1 of this Agreement. Prior to the Discharge of Term Obligations, in the event that the ABL Agent or any ABL Secured Party or any Additional Pari Passu Agent or any Additional Pari Passu Secured Party receives any Canadian Pledge Collateral or Proceeds of the Canadian Pledge Collateral in violation of the terms of this Agreement, then the ABL Agent or such ABL Secured Party or the Additional Pari Passu Agent or such Additional Pari Passu Secured Party, as applicable, shall promptly pay over such Proceeds or Canadian Pledge Collateral to the Term Agent, in the same form as received with any necessary endorsements, for application in accordance with the provisions of Section 7.4 of this Agreement.
Section 3.3    [Reserved].
Section 3.4    Insurance. Proceeds of ABL Collateral include insurance proceeds of such ABL Collateral and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. The ABL Agent and the Shared Collateral Agents shall each be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to the ~~ABL~~Shared Collateral. Prior to the Discharge of ABL Obligations and solely with respect to insurance proceeds of ABL Collateral, the ABL Agent shall have the sole and exclusive right, as against the Shared Collateral Agents, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of the ABL Collateral. Prior to the Discharge of ABL Obligations, all proceeds of such insurance shall be remitted for application in accordance with the provisions of Section 4.1 of this Agreement. Prior to the Discharge of Term Obligations and solely with respect to insurance proceeds of Canadian Pledge Collateral, the Term Agent shall have the sole and exclusive right, as against the ABL Agent and any Additional Pari Passu Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of the Canadian Pledge Collateral. Prior to the Discharge of Term Obligations, all proceeds of such insurance shall be remitted for application in accordance with the provisions of Section 7.4 of this Agreement.
Section 3.5    No Additional Rights for the Loan Parties Hereunder. Except as provided in Section 3.6, if any ABL Secured Party or Shared Collateral Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Loan Parties shall not be entitled to use such violation as a defense to any action by any ABL Secured Party or Shared Collateral Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party or Shared Collateral Secured Party.
Section 3.6    Geoffrey Collateral.
(a)    Without limiting any rights the ABL Agent or any other ABL Secured Party may otherwise have under applicable law or by agreement, in the event of any liquidation of the ABL Collateral (or any other Exercise of Secured Creditor Remedies by the ABL Agent) and whether or not the Shared Collateral Agents or any other Shared Collateral Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies of the Shared Collateral Agents, the ABL Agent or any other Person (including any Loan Party) acting with the consent, or on behalf, of the ABL Agent, shall have the right to use the Geoffrey Collateral in order to complete a production run of Inventory involving, take possession of, move, prepare and advertise for sale, to sell (by public auction, private sale or a “store closing”, “going out of business” or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in the Borrowers’ and Guarantors’ business), store or otherwise deal with the ABL Collateral, in each case without notice to, the involvement of or interference by any Shared Collateral Secured Party or liability to any Shared Collateral Secured Party for a period, (i) in the case of Geoffrey Collateral that is subject to a license agreement (including the Intellectual Property Rights Agreement), the period described in such license agreement and (ii) otherwise, the Use Period. Prior to the Discharge of ABL Obligations, the Shared Collateral Agents agree not sell, assign or otherwise transfer the Geoffrey Collateral, (i) in the case of Geoffrey Collateral that is subject to a license agreement (including the Intellectual Property Rights Agreement), prior to the expiration of the period described in such license agreement and (ii) otherwise, prior to the expiration of the Use Period, unless the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 3.6. Subject only to the foregoing provisions of this Section 3.6, nothing in this Agreement shall impair the Shared Collateral Agents’ and the Shared Collateral Secured Parties’ rights and Liens on the Geoffrey Collateral.
(b)    The ABL Agent and the ABL Secured Parties shall not be obligated to pay any amounts to the Shared Collateral Agents or the Shared Collateral Secured Parties (or any person claiming by, through or under the Shared Collateral Secured Parties, including any purchaser of the Geoffrey Collateral) or to the Loan Parties, for or in respect of the use by the ABL Agent and the ABL Secured Parties of the Geoffrey Collateral and none of the ABL Agent or the ABL Secured Parties shall be obligated to secure, protect, insure or repair any such Geoffrey Collateral (other than for damages caused by the ABL Agent, the ABL Secured Parties or their respective employees, agents and representatives). The ABL Agent and the ABL Secured Parties shall not have any liability to the Shared Collateral Agents or the Shared Collateral Secured Parties (or any person claiming by, through or under the Shared Collateral Agents or the Shared Collateral Secured Parties, including any purchaser of the Geoffrey Collateral) as a result of any condition on or with respect to the Geoffrey Collateral other than those arising from the gross negligence or willful misconduct of the ABL Agent, the ABL Secured Parties or their respective employees, agents and representatives, and the ABL Agent and the ABL Secured Parties shall have no duty or liability to maintain the Geoffrey Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Agent and the ABL Secured Parties.
Section 3.7    Access Rights.
(a)    Without limiting any rights the ABL Agent or any other ABL Secured Party may otherwise have under applicable law or by agreement, (i) in the event of any liquidation of the ABL Collateral (or any other Exercise Any Secured Creditor Remedies by the ABL Agent) and whether or not the Authorized Shared Collateral Agent or any other Shared Collateral Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies of the Shared Collateral Agents, and (ii) if the Shared Collateral Agents have obtained a first priority Lien on or control of any Real Property where any ABL Collateral is located, then the ABL Agent or any other Person (including any Loan Party) acting with the consent, or on behalf, of the ABL Agent, shall have the right to access such Real Property in order to assemble, inspect, copy or download information stored on, take actions to perfect its Lien on, complete a production run of Inventory involving, take possession of, move, prepare and advertise for sale, sell (by public auction, private sale or a “store closing”, “going out of business” or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in the Borrowers’ and Guarantors’ business), store or otherwise deal with the ABL Collateral, in each case without notice to, the involvement of or interference by any Shared Collateral Secured Party or liability to any Shared Collateral Secured Party for a period not to exceed the Access Period. Prior to the Discharge of ABL Obligations, the Shared Collateral Agents agree not sell, assign or otherwise transfer such Real Property prior to the Access Period, unless the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section 3.7. Subject only to the foregoing provisions of this Section 3.7, nothing in this Agreement shall impair the Shared Collateral Agents’ and the Shared Collateral Secured Parties’ rights and Liens on such Real Property.
(b)    The ABL Agent and the ABL Secured Parties shall not be obligated to pay any amounts to the Shared Collateral Agent or the Shared Collateral Secured Parties (or any person claiming by, through or under the Shared Collateral Secured Parties, including any purchaser of such Real Property) or to the Loan Parties, for or in respect of the use by the ABL Agent and the ABL Secured Parties of the Real Property and none of the ABL Agent or the ABL Secured Parties shall be obligated to secure, protect, insure or repair any such Real Property (other than for damages caused by the ABL Agent, the ABL Secured Parties or their respective employees, agents and representatives). The ABL Agent and the ABL Secured Parties shall not have any liability to the Shared Collateral Agents or the Shared Collateral Secured Parties (or any person claiming by, through or under the Shared Collateral Agents or the Shared Collateral Secured Parties, including any purchaser of the Real Property) as a result of any condition on or with respect to such Real Property other than those arising from the gross negligence or willful misconduct of the ABL Agent, the ABL Secured Parties or their respective employees, agents and representatives, and the ABL Agent and the ABL Secured Parties shall have no duty or liability to maintain the Real Property in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Agent and the ABL Secured Parties.

ARTICLE 4
APPLICATION OF PROCEEDS
Section 4.1    Application of Proceeds.
(a)    Revolving Nature of ABL Obligations. The Shared Collateral Agents, on behalf of the Shared Collateral Secured Parties, expressly acknowledge and agree that (i) the ABL Credit Agreement includes a revolving commitment, that in the ordinary course of business the ABL Agent and the ABL Lenders will apply payments and make advances thereunder, and that no application of any ABL Collateral or the release of any Lien by the ABL Agent upon any portion of the ABL Collateral in connection with a permitted disposition by the ABL Loan Parties under any ABL Credit Agreement shall constitute the Exercise of Secured Creditor Remedies under this Agreement; (ii) the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the ABL Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Shared Collateral Secured Parties and without affecting the provisions hereof; and (iii) all ABL Collateral received by the ABL Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the ABL Obligations at any time; provided, however, that from and after the date on which the ABL Agent (or any ABL Lender) commences the Exercise of Secured Creditor Remedies, all amounts received by the ABL Agent or any ABL Lender in respect of any ABL Collateral shall be applied as specified in this Section 4.1. The Lien Priority shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the ABL Obligations or the Shared Collateral Obligations, or any portion thereof.
(b)    Application of Proceeds of ABL Collateral. Prior to the Discharge of ABL Obligations, the ABL Agent and the Shared Collateral Agents hereby agree that all ABL Collateral and all Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies with respect to the ABL Collateral shall be applied, first, to the payment of costs and expenses of the ABL Agent in connection with such Exercise of Secured Creditor Remedies, second, to the payment of the ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred, third, to the payment of the ~~Shared Collateral~~Term Obligations in accordance with the ~~Shared Collateral~~Term Documents until the Discharge of Term Obligations shall have occurred, and fourth, the balance, if any, to the Loan Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct;
provided that in the event any Shared Collateral Agent receives, in connection with an Insolvency Proceeding, any Proceeds of any ABL Collateral and the Lien granted in favor of the ABL Agent or the ABL Secured Parties in respect of such ABL Collateral has been voided, avoided, subordinated, or otherwise invalidated by a court of competent jurisdiction and the provisions of Section 5.3 would not be effective, the such proceeds received by such Shared Collateral Agent with respect to the ABL Collateral subject to avoidance, subordination or invalidation shall be applied, to the extent permitted under applicable law, to the payment of the Shared Collateral Obligations in accordance with the Shared Collateral Documents.
(c)    Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, the ABL Agent shall have no obligation or liability to the Shared Collateral Agents or to any Shared Collateral Secured Party, regarding the adequacy of any Proceeds of ABL Collateral or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each Party under the terms of this Agreement. Notwithstanding anything to the contrary herein contained, none of the Parties hereto waives any claim that it may have against a Secured Party on the grounds that and sale, transfer or other disposition by the Secured Party was not commercially reasonable in every respect as required by the Uniform Commercial Code.
(d)    Turnover of ~~ABL~~Shared Collateral After Discharge. Upon the Discharge of ABL Obligations, the ABL Agent shall deliver to the Shared Collateral Agents or shall execute such documents as the Shared Collateral Agents may reasonably request (at the expense of the Term Borrower ~~and Notes Issuer~~) to enable the Shared Collateral Agents to have control over any ABL Collateral still in the ABL Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. Upon the Discharge of Shared Collateral Obligations, the applicable Shared Collateral Agent shall deliver to the ABL Agent or shall execute such documents as the ABL Agent may reasonably request (at the expense of the Term Borrower) to enable the ABL Agent to have control over any Canadian Pledge Collateral still in such Shared Collateral Agent’s possession, custody, or control in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.
Section 4.2    Application of Proceeds In Respect of the IntermediateCo Unsecured Guarantee. Notwithstanding anything to the contrary in this Agreement, any Additional Pari Passu Document, any ABL Document or the Term Credit Agreement, the parties hereto hereby agree (other than clauses (ii) and (iii) solely with respect to the ABL Agent for which such clauses shall not apply) that any payments made by the Term Borrower to the Term Agent in respect of (i) the IntermediateCo Unsecured Guarantee, (ii) any mandatory prepayment events set forth in Section 2.03(j) of the Term Credit Agreement (including a sale of Secured Specified Real Property after the Springing Covenant Trigger Date), (iii) remedies pursuant to the proviso to Section 8.02 of the Term Credit Agreement, or (iv) remedy event interest payments set forth in the Term B-4 Joinder Agreement, in each case, shall be paid solely to the Term B-4 Lenders to repay the Term B-4 Loans and, for the avoidance of doubt, shall not be paid to any other Term Secured Parties or any ABL Secured Party or any Additional Pari Passu Secured Party.
Section ~~4.2~~4.3    Specific Performance. Each of the ABL Agent and each Shared Collateral Agent is hereby authorized to demand specific performance of this Agreement, whether or not any Loan Party shall have complied with any of the provisions of any of the Credit Documents, at any time when the other Party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the ABL Agent, on behalf of the ABL Secured Parties, and the Shared Collateral Agents, on behalf of the applicable Shared Collateral

Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.
ARTICLE 5
INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS
Section 5.1    Notice of Acceptance and Other Waivers.
(a)    All ABL Obligations at any time made or incurred by any ABL Loan Party shall be deemed to have been made or incurred in reliance upon this Agreement, and the Term Agent, on behalf of the Term Secured Parties, hereby waives notice of acceptance, or proof of reliance by the ABL Agent or any ABL Secured Parties of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the ABL Obligations. All Shared Collateral Obligations at any time made or incurred by any Shared Collateral Loan Party shall be deemed to have been made or incurred in reliance upon this Agreement, and the ABL Agent, on behalf of the ABL Secured Parties, hereby waives notice of acceptance, or proof of reliance, by the Shared Collateral Agents or any Shared Collateral Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the Shared Collateral Obligations.
(b)    None of the ABL Agent, any ABL Secured Party, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the ABL Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any ABL Collateral or Proceeds thereof or to take any other action whatsoever with regard to the ABL Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the ABL Agent or any ABL Secured Party honors (or fails to honor) a request by any ABL Borrower for an extension of credit pursuant to any ABL Credit Agreement or any of the other ABL Documents, whether or not the ABL Agent or any ABL Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of any Shared Collateral Document (but not a default under this Agreement) or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agent or any ABL Secured Party otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agent nor any ABL Secured Party shall have any liability whatsoever to the Shared Collateral Agents or any Shared Collateral Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The ABL Agent and the ABL Secured Party shall be entitled to manage and supervise their loans and extensions of credit under any ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the Shared Collateral Agents or any of the Shared Collateral Secured Parties have in the ABL Collateral, except as otherwise expressly set forth in this Agreement. The Shared Collateral Agents, on behalf of the Shared Collateral Secured Parties, agree that neither the ABL Agent nor any ABL Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the ABL Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(c)    None of the Shared Collateral Agents, any Shared Collateral Secured Party, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Canadian Pledge Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Canadian Pledge Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Canadian Pledge Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. The Shared Collateral Agent and the Shared Collateral Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under any Shared Collateral Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agent or any of the ABL Secured Parties have in the Canadian Pledge Collateral, except as otherwise expressly set forth in this Agreement. The ABL Agent, on behalf of the ABL Secured Parties, agrees that no Shared Collateral Agent nor any Shared Collateral Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Canadian Pledge Collateral or Proceeds thereof, pursuant to the Shared Collateral Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.
Section 5.2    Modifications to ABL Documents and Shared Collateral Documents.
(a)    The Shared Collateral Agents, on behalf of the Shared Collateral Secured Parties, hereby agree that, without affecting the obligations of the Shared Collateral Agent and the Shared Collateral Secured Parties hereunder, the ABL Agent and the ABL Lenders may, at any time and from time to time, in their sole discretion without the consent of or notice to the Shared Collateral Agents or any Shared Collateral Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the Shared Collateral Agent or any Shared Collateral Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the ABL Documents in any manner whatsoever, including, without limitation, to:
(i)    change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the ABL Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the ABL Obligations or any of the ABL Documents;
(ii)    subject to Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the ABL Obligations, and in connection therewith to enter into any additional ABL Documents;
(iii)    amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the ABL Obligations;
(iv)    release its Lien on any ~~ABL~~Shared Collateral or other Property;
(v)    exercise or refrain from exercising any rights against any Loan Party or any other Person;

(vi)    subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Obligations; and
(vii)    otherwise manage and supervise the ABL Obligations as the ABL Agent shall deem appropriate;
provided, however, that no such amendment, supplement or modification shall (x) in the case of the Tranche A Borrowing Base, result in increasing the “Inventory Advance Rate” thereunder to more than 95% and (y) in the case of the ~~Tranche A-1 Borrowing Base~~Incremental Availability, result in increasing the “Inventory Advance Rate” thereunder to more than 100%.
(b)    The ABL Agent, on behalf of the ABL Secured Parties, hereby agrees that, without affecting the obligations of the ABL Agent and the ABL Secured Parties hereunder, the Shared Collateral Agents and the Shared Collateral Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent or any ABL Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to the ABL Agent or any ABL Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure, or otherwise modify any of the Shared Collateral Documents in any manner whatsoever, including, without limitation, to:
(i)    change the manner, place, time, or terms of payment or renew, alter or increase, all or any of the Shared Collateral Obligations or otherwise amend, restate, supplement, or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Shared Collateral Obligations or any of the Shared Collateral Documents;
(ii)    subject to Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the Shared Collateral Obligations, and in connection therewith to enter into any additional Shared Collateral Documents;
(iii)    amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Shared Collateral Obligations;
(iv)    exercise or refrain from exercising any rights against Loan Party or any other Person;
(v)    subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the Shared Collateral Obligations;
(vi)    release its Lien on any ~~ABL~~Shared Collateral, Non-Shared Collateral or other Property and take any action in respect of any of the Non-Shared Collateral; and
(vii)    otherwise manage and supervise the Shared Collateral Obligations as the Shared Collateral Agents shall deem appropriate.
(c)    No consent furnished by the ABL Agent or the Shared Collateral Agents pursuant to Sections 5.2(a) or 5.2(b) hereof shall be deemed to constitute the modification or waiver of any provisions of the ABL Documents or the Shared Collateral Documents, each of which remain in full force and effect as written.
(d)    The ABL Obligations and each of the Shared Collateral Obligations may be refinanced or replaced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit the refinancing transaction under any ABL Document or any Shared Collateral Document) of the ABL Agent, the ABL Lenders, the Shared Collateral Agents or the Shared Collateral Secured Parties, as the case may be, all without affecting the Lien Priorities provided for herein or the other provisions hereof and the terms of this Agreement would apply to such refinancing Indebtedness and the holders thereof, mutatis mutandis, provided, however, that (i) the holders of such refinancing Indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing to the terms of this Agreement pursuant to such documents or agreements (including amendments or supplements to this Agreement) as the ABL Agent or the applicable Shared Collateral Agent, as the case may be, shall reasonably request and in form and substance reasonably acceptable to the ABL Agent or the applicable Shared Collateral Agent, as the case may be, and any such refinancing transaction shall be in accordance with any applicable provisions of both the ABL Documents and the Shared Collateral Documents, ~~and~~ (ii) no such refinancing shall have any effect prohibited by Section 5.2(a) or 5.2(b), as applicable~~.~~ and (iii) such refinancing Indebtedness may provide for a lien that is junior in priority to the Lien Priorities provided for herein. The Parties hereto hereby authorize the Agents to make technical amendments to this Agreement in order to effectuate any of the foregoing.
Section 5.3    Reinstatement and Continuation of Agreement.
(a)    If the ABL Agent or any ABL Lender is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Loan Party or any other Person any payment made in satisfaction of all or any portion of the ABL Obligations (an “ABL Recovery”), then the ABL Obligations shall be reinstated to the extent of such ABL Recovery. If this Agreement shall have been terminated prior to such ABL Recovery, this Agreement shall be reinstated in full force and effect in the event of such ABL Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, the Shared Collateral Agents, the ABL Secured Parties, and the Shared Collateral Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Loan Party or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Loan Party in respect of the ABL Obligations or the Shared Collateral Obligations. No priority or right of the ABL Agent or any ABL Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any ABL Loan Party or by the noncompliance by any Person with the terms, provisions, or covenants of any of the ABL Documents, regardless of any knowledge thereof which the ABL Agent or any ABL Secured Party may have.

(b)    If any Shared Collateral Agent or any Shared Collateral Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Shared Collateral Loan Party or any other Person any payment made in satisfaction of all or any portion of the Shared Collateral Obligations (a “Shared Collateral Recovery”), then the Shared Collateral Obligations shall be reinstated to the extent of such Shared Collateral Recovery. If this Agreement shall have been terminated prior to such Shared Collateral Recovery, this Agreement shall be reinstated in full force and effect in the event of such Shared Collateral Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Parties from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, the Shared Collateral Agents, the ABL Secured Parties, and the Shared Collateral Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Loan Party or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Loan Party in respect of the ABL Obligations or the Shared Collateral Obligations. No priority or right of the Shared Collateral Agents or any Shared Collateral Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Loan Party or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Shared Collateral Documents, regardless of any knowledge thereof which the Shared Collateral Agents or any Shared Collateral Secured Party may have.
Section 5.4    Joinder of Authorized Representatives. Notwithstanding anything contained in this Agreement to the contrary, without the consent of any ABL Secured Party or any Shared Collateral Secured Party, any Authorized Representative may become a party to this Agreement by execution and delivery of a joinder agreement substantially in the form of Exhibit A hereto and upon such execution and delivery, such Authorized Representative and the Secured Parties for which such Authorized Representative is acting shall be subject to the terms of this Agreement as an Additional Pari Passu Agent and Additional Pari Passu Secured Parties, respectively.
ARTICLE 6
INSOLVENCY PROCEEDINGS
Section 6.1    DIP Financing.
(a)    If any Loan Party shall be subject to any Insolvency Proceeding in the United States at any time prior to the Discharge of ABL Obligations, and the ABL Agent or the ABL Secured Parties shall seek to provide any Loan Party with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral constituting ABL Collateral under Section 363 of the Bankruptcy Code (each, a “DIP Financing”), with such DIP Financing to be secured by all or any portion of the ABL Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code would be ABL Collateral), then the Shared Collateral Agents, on behalf of the Shared Collateral Secured Parties, agree that they will raise no objection and will not support any objection to such DIP Financing or use of cash collateral or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the Shared Collateral Agents securing the Shared Collateral Obligations or on any other grounds (and will not request any adequate protection solely as a result of such DIP Financing or use of cash collateral that is

ABL Collateral except as permitted by Section 6.3(b)), so long as (i) the Shared Collateral Agents retain their Lien on the ABL Collateral to secure the Shared Collateral Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code), (ii) the terms of the DIP Financing do not compel the applicable Loan Party to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms of such plan are set forth in the DIP Financing documentation or related document; (iii) all Liens on the ABL Collateral securing any such DIP Financing shall be senior to or on a parity with the Liens of the ABL Agent and the ABL Secured Parties securing the ABL Obligations on the ABL Collateral, and (iv) the amount of ABL Obligations as a result of such DIP Financing may be increased but in no event by no more than $50.0 million in excess of the maximum commitments under the ABL Credit Agreement prior to the commencement of the applicable Insolvency Proceeding.
(b)    All Liens granted to the ABL Agent or the Shared Collateral Agents in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Parties to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.
Section 6.2    Relief from Stay. Prior to the Discharge of ABL Obligations, the Shared Collateral Agents, on behalf of the Shared Collateral Secured Parties, agree not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the ABL Collateral without the ABL Agent’s express written consent. Prior to the Discharge of Shared Collateral Obligations, the ABL Agent, on behalf of the ABL Secured Parties, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Canadian Pledge Collateral without each Shared Collateral Agent’s express written consent. In addition, the ABL Agent and Shared Collateral Agents shall not seek any relief from the automatic stay with respect to any ~~ABL~~Shared Collateral without providing 3 days’ prior written notice to the other, unless such period is agreed by each of the ABL Agent and the Shared Collateral Agents to be modified or unless (i) in the case of ABL Collateral, the ABL Agent makes a good faith determination that either (A) the ABL Collateral will decline speedily in value or (B) the failure to take any action will have a reasonable likelihood of endangering the ABL Agent’s or the Shared Collateral Agents’ ability to realize upon the ABL Collateral~~.~~ and (ii) in the case of Canadian Pledge Collateral, the Term Agent (prior to the Discharge of Term Obligations in respect of Term B-4 Loans and thereafter the Authorized Shared Collateral Agent) makes a good faith determination that either (A) the Canadian Pledge Collateral will decline speedily in value or (B) the failure to take any action will have a reasonable likelihood of endangering the Term Agent’s, any other Shared Collateral Agent’s or the ABL Agent’s ability to realize upon the Canadian Pledge Collateral
Section 6.3    No Contest; Adequate Protection.
(a)    The Shared Collateral Agents’, on behalf of the Shared Collateral Secured Parties, agrees that, prior to the Discharge of ABL Obligations, none of them shall contest (or support any other Person contesting) (a) any request by the ABL Agent or any ABL Secured Party for adequate protection of its interest in the ABL Collateral, (b) any proposed provision of DIP Financing by the ABL Agent and the ABL Secured Parties (or any other Person proposing to provide DIP Financing with the consent of the ABL Agent) or (c) any objection by the ABL Agent or any ABL Secured Party to any motion, relief, action, or proceeding based on a claim by the ABL Agent or any ABL Secured Party that its interests in the ABL Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the ABL Agent as adequate protection of its interests are subject to this Agreement. The ABL Agent, on behalf of the ABL Secured Parties, agrees that, prior to the Discharge of Shared Collateral Obligations, none of them shall contest (or support any other Person contesting) (a) any request by a Shared Collateral Agent or any Shared Collateral Secured Party for adequate protection of its interest in the Canadian Pledge Collateral or (b) any objection by a Shared Collateral Agent or any Shared Collateral Secured Party to any motion, relief, action, or proceeding based on a claim by a Shared Collateral Agent or any Shared Collateral Secured Party that its interests in the Canadian Pledge Collateral are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to a Shared Collateral Agent as adequate protection of its interests are subject to this Agreement.
(b)    Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency Proceeding if the ABL Secured Parties (or any subset thereof) are granted adequate protection with respect to the ABL Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted ABL Collateral), then the ABL Agent, on behalf of itself and the ABL Lenders, agrees that the Shared Collateral Agents, on behalf of itself or any of the Shared Collateral Secured Parties, may seek or request (and the ABL Secured Parties will not oppose such request) adequate protection with respect to its interests in such ABL Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the ABL Obligations on the same basis as the other Liens of the Shared Collateral Agents on the ABL Collateral.
Section 6.4    Asset Sales. Prior to the Discharge of ABL Obligations, the Shared Collateral Agents agree, on behalf of themselves and the Shared Collateral Secured Parties, that they will not oppose any sale consented to by the ABL Agent of any ABL Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement. Prior to the Discharge of Shared Collateral Obligations, the ABL Agent agrees, on behalf of itself and the ABL Secured Parties, that they will not oppose any sale consented to by the Shared Collateral Agents of any Canadian Pledge Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding) so long as the proceeds of such sale are applied in accordance with this Agreement.
Section 6.5    Separate Grants of Security and Separate Classification. Each Shared Collateral Secured Party, the Shared Collateral Agents, each ABL Secured Party and the ABL Agent acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Documents, the Term Documents~~, the Notes Documents~~ and the Additional Pari Passu Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the ~~ABL~~Shared Collateral, each of the ~~Term~~ABL Obligations, the ~~Notes~~Term Obligations and

the Additional Pari Passu Obligations are fundamentally different from ~~the ABL Obligations~~one another and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding.
Section 6.6    Enforceability. The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the Bankruptcy Code.
Section 6.7    ABL Obligations Unconditional. All rights of the ABL Agent hereunder, and all agreements and obligations of the Shared Collateral Agents and the Loan Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:
(i)    any lack of validity or enforceability of any ABL Document;
(ii)    any change in the time, place or manner of payment of, or in any other term of, all or any portion of the ABL Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any ABL Document;
(iii)    any exchange, release, voiding, avoidance or non perfection of any security interest in any ~~ABL~~Shared Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the ABL Obligations or any guarantee or guaranty thereof; or
(iv)    any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the ABL Obligations, or of any of the Shared Collateral Agents or any Loan Party, to the extent applicable, in respect of this Agreement.
Section 6.8    Shared Collateral Obligations Unconditional. All rights of the Shared Collateral Agents hereunder, all agreements and obligations of the ABL Agent and the Loan Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:
(i)    any lack of validity or enforceability of any Shared Collateral Document;
(ii)    any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Shared Collateral Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Shared Collateral Document;
(iii)    any exchange, release, voiding, avoidance or non perfection of any security interest in any ~~ABL~~Shared Collateral, or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, restatement or increase of all or any portion of the Shared Collateral Obligations or any guarantee or guaranty thereof; or
(iv)    any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Shared Collateral

Obligations, or of any of the ABL Agent or any Loan Party, to the extent applicable, in respect of this Agreement.

ARTICLE 7
CANADIAN PLEDGE COLLATERAL
Section 7.1    Canadian Pledge Collateral. Notwithstanding (i) the date, time, method, manner, or order of grant, attachment, or perfection of any Liens granted to any Shared Collateral Agent or the Shared Collateral Secured Parties in respect of all or any portion of the Canadian Pledge Collateral or of any Liens granted to the ABL Agent or the ABL Secured Parties in respect of all or any portion of the Canadian Pledge Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the Shared Collateral Agents or the ABL Agent (or Shared Collateral Secured Parties or the ABL Secured Parties) in any Canadian Pledge Collateral, (iii) any provision of the Uniform Commercial Code, the Bankruptcy Code or any other applicable law, or of the Shared Collateral Documents or the ABL Documents, or (iv) whether any Shared Collateral Agent or the ABL Agent, in each case, either directly or through agents, hold possession of, or have control over, all or any part of the Canadian Pledge Collateral, the Term Agent, on behalf of itself and the Term Secured Parties, each Additional Pari Passu Agent, on behalf of itself and the Additional Pari Passu Secured Parties it represents, and the ABL Agent, on behalf of itself and the ABL Secured Parties, hereby agrees that prior to the Discharge of Shared Collateral Obligations:
(1)    any Lien in respect of all or any portion of the Canadian Pledge Collateral now or hereafter held by or on behalf of the ABL Agent or any ABL Secured Party that secures all or any portion of the ABL Obligations shall in all respects be junior and subordinate to all Liens granted to the Shared Collateral Agents for the benefit of their respective Shared Collateral Secured Parties on the Canadian Pledge Collateral;
(2)    any Lien in respect of all or any portion of the Canadian Pledge Collateral now or hereafter held by or on behalf of (a) the Term Agent or any Term Secured Party (other than a Term B-4 Lender) that secures all or any portion of the Term Obligations (other than Term Obligations in respect of Term B-4 Loans payable to the Term B-4 Lenders) or (b) any Additional Pari Passu Agent or any Additional Pari Passu Secured Parties represented by such Additional Pari Passu Agent that secures all or any portion of the Additional Pari Passu Obligations, in each case shall in all respect be junior and subordinate to all Liens granted to the Term Agent for the benefit of the Term B-4 Lenders on the Canadian Pledge Collateral;
(3)    any Lien in respect of all or any portion of the Canadian Pledge Collateral now or hereafter held by or on behalf of the Term Agent (acting on behalf of any Term B-4 Lender) or any Term B-4 Lender that secures all or any portion of the Term Obligations in respect of Term B-4 Loans payable to the Term B-4 Lenders shall in all respects be senior and prior to all Liens granted to the ABL Agent or any ABL Secured Party, any Additional Par Passu Agent or any Additional Pari Passu Secured Party or the

Term Agent (acting on behalf of any Term Secured Party that is not a Term B-4 Lender) or any such Term Secured Party that is not a Term B-4 Lender on the ABL Collateral; and
The Term Agent, for and on behalf of itself and the Term Secured Parties, acknowledges and agrees that, the ABL Agent, for the benefit of the ABL Secured Parties, has been granted Liens upon all of the Canadian Pledge Collateral in which the Term Agent has been granted Liens and the Term Agent hereby consents thereto. The subordination of Liens by the ABL Agent, Additional Pari Passu Secured Parties and the Term Secured Parties (other than the Term B-4 Lenders) in favor of the Term Agent for the benefit of the Term B-4 Lenders or the Term Secured Parties, as applicable, as set forth herein shall not be deemed to subordinate the ABL Agent’s, Additional Pari Passu Agent’s or the Term Agent’s respective Liens on the Canadian Pledge Collateral to the Liens of any other Person. Notwithstanding any provision to the contrary contained herein, this Article 7 shall not apply to any of the ABL Collateral.

Section 7.2    Waiver of Right to Contest Liens. Each of ABL Agent, on behalf of the ABL Secured Parties and the Shared Collateral Agents, on behalf of the Shared Collateral Secured Parties represented by such Shared Collateral Agent, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), the validity, priority, enforceability, or perfection of the Liens of the Shared Collateral Agents and the Shared Collateral Secured Parties in respect of the Canadian Pledge Collateral or Liens of the ABL Agent and the ABL Secured Parties in respect of the Canadian Pledge Collateral or the provisions of this Agreement. Except to the extent expressly set forth in this Agreement, the ABL Agent, on behalf of the ABL Secured Parties, agrees that none of the ABL Agent or the ABL Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the Term Agent or any Term Secured Party under the Term Documents, or by any Additional Pari Passu Agent or Additional Par Passu Secured Party under any Additional Par Passu Document, with respect to the Canadian Pledge Collateral. Except to the extent expressly set forth in this Agreement, the ABL Agent, on behalf of the ABL Secured Parties, hereby waive any and all rights they or the ABL Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which any Shared Collateral Agent or any Shared Collateral Secured Party seeks to enforce its Liens in any Canadian Pledge Collateral. Except to the extent expressly set forth in this Agreement, each Additional Pari Passu Agent, on behalf of the Additional Pari Passu Secured Parties represented by it, hereby waive any and all rights they or the Additional Pari Passu Secured Parties may have as a junior lien creditor or otherwise to contest, protest, object to, or interfere with the manner in which the Term Agent (acting on behalf of the Term B-4 Lenders) or any Term B-4 Lender seeks to enforce its Liens in any Canadian Pledge Collateral. The foregoing shall not be construed to prohibit the ABL Agent from enforcing the provisions of this Agreement as to the relative priority of the parties hereto.

Section 7.3    Canadian Pledge Collateral Remedies Standstill; Release of Liens.
(b)    The ABL Agent, on behalf of the ABL Secured Parties, agrees that, from the date hereof until the earlier of (i) the ABL Enforcement Date or (ii) the date upon which the Discharge of the Shared Collateral Obligations shall have occurred, they will not Exercise Any

Secured Creditor Remedies with respect to any of the Canadian Pledge Collateral without the written consent of (i) the Term Agent and, to the extent such consent is required under the Term Credit Agreement, the Required Lenders (as defined in the Term Credit Agreement) and/or the Term B-4 Required Lenders (as defined in the Term Credit Agreement) and (ii) each Additional Pari Passu Agent and, to the extent such consent is required under the Additional Pari Passu Documents with respect to such Additional Pari Passu Agent, the required holders of such Additional Pari Passu Obligations, and will not take, receive or accept any Proceeds of the Canadian Pledge Collateral. From and after the earlier of (i) the ABL Enforcement Date or (ii) the date upon which the Discharge of the Shared Collateral Obligations shall have occurred, the ABL Agent or any ABL Secured Party may Exercise Any Secured Creditor Remedies under the ABL Collateral Documents or applicable law as to any Canadian Pledge Collateral.
(c)    Notwithstanding the provisions of Sections 7.3(a) or any other provision of this Agreement, prior to the Discharge of the Shared Collateral Obligations, nothing contained herein shall be construed to prevent (i) the ABL Agent or any ABL Secured Party from filing a claim or statement of interest with respect to the ABL Obligations owed to them in any Insolvency Proceeding commenced by or against any Loan Party, (ii) take any action (not adverse to the priority status of the Liens of the Shared Collateral Agents or Shared Collateral Secured Parties on the Canadian Pledge Collateral in which the Shared Collateral Agents or Shared Collateral Secured Parties have a priority Lien or the rights of the Shared Collateral Agents or any of the Shared Collateral Secured Parties to exercise remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any Canadian Pledge Collateral, (iii) file any necessary or responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of the ABL Agent or ABL Secured Parties, (iv) file any pleadings, objections, motions, or agreements which assert rights available to unsecured creditors of the Loan Parties arising under any Insolvency Proceeding or applicable non-bankruptcy law, (v) vote on any plan of reorganization or file any proof of claim in any Insolvency Proceeding of any Loan Party, or (vi) object to the proposed retention of Canadian Pledge Collateral by any Shared Collateral Agent or any Shared Collateral Secured Party in full or partial satisfaction of any Shared Collateral Obligations due to such Shared Collateral Agent or Shared Collateral Secured Parties, in each case (i) through (iv) and (vi) above to the extent not inconsistent with, or could not result in a resolution inconsistent with, the terms of this Agreement.
(d)    In the event of any private or public sale of all or any portion of the Canadian Pledge Collateral (other than in connection with a refinancing as described in Section 5.2(d)) permitted by the Term Documents or consented to by the Required Lenders (as defined in the Term Credit Agreement) or, to the extent required by the Term Credit Agreement, the Term B-4 Required Lenders (as defined in the Term Credit Agreement), the ABL Agent agrees, on behalf of the ABL Secured Parties, that such sale will be free and clear of the Liens on such Canadian Pledge Collateral securing the ABL Obligations, and the ABL Agent’s and the ABL Secured Parties’ Liens with respect to the Canadian Pledge Collateral so sold, transferred, disposed or released shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the Term Secured Parties’ Liens on such Canadian Pledge Collateral; provided that in the case of a disposition in connection with an Exercise of Secured Creditor Remedies with respect to any Canadian Pledge Collateral, any Proceeds thereof not applied to repay Shared Collateral Obligations shall be subject to the Liens securing the ABL Obligations and shall be applied pursuant to this Agreement. In furtherance of, and subject to, the foregoing, the ABL Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the Term Agent in connection therewith. The ABL Agent hereby appoints the Term Agent and any officer or duly authorized person of the Term Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the ABL Agent and in the name of such ABL Agent or in the Term Agent’s own name, from time to time, in the Term Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable)..
Section 7.4    Application of Proceeds; Turnover Provisions. Prior to the Discharge of Shared Collateral Obligations, the ABL Agent, each Additional Pari Passu Agent and the Term Agent hereby agree that all Canadian Pledge Collateral and all Proceeds thereof received by either of them or any ABL Secured Party, Additional Pari Passu Secured Party or Term Secured Party, respectively, in connection with any Exercise of Secured Creditor Remedies with respect to Canadian Pledge Collateral, whether or not pursuant to an Insolvency Proceeding, shall be distributed as follows: first, to the Term Agent on behalf of the Term B-4 Lenders for application to the Term Obligations with respect to the Term B-4 Loans in accordance with the terms of the Term Documents, until the Discharge of Term Obligations with respect to the Term B-4 Loans has occurred, second, ratably, to the Shared Collateral Agents on behalf of the Shared Collateral Secured Parties (other than the Term B-4 Lenders) for application to the Shared Collateral Obligations in accordance with the terms of the Shared Collateral Documents, until the Discharge of the Shared Collateral Obligations, third, to the ABL Agent on behalf of the ABL Secured Parties in accordance with the ABL Documents, until the Discharge of ABL Obligations has occurred and fourth the balance, if any, to the Loan Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct; provided that in the event the ABL Agent receives, in connection with an Insolvency Proceeding, any Proceeds of any Canadian Pledge Collateral and the Lien granted in favor of each Shared Collateral Agent or the Shared Collateral Secured Parties in respect of such Canadian Pledge Collateral has been voided, avoided, subordinated, or otherwise invalidated by a court of competent jurisdiction and the provisions of Section 5.3 would not be effective, then such Proceeds received ABL Agent with respect to the Canadian Pledge Collateral subject to such avoidance, subordination or invalidation shall be applied, to the extent permitted under applicable law, to the payment of the ABL Obligations in accordance with the ABL Documents.
ARTICLE 8
MISCELLANEOUS
Section ~~7.1~~8.1    Rights of Subrogation. The Shared Collateral Agents, on behalf of the Shared Collateral Secured Parties, agree that no payment to the ABL Agent or any ABL Secured Parties pursuant to the provisions of this Agreement in respect of ABL Collateral shall entitle the Shared Collateral Agents or any Shared Collateral Secured Party to exercise any rights of subrogation in respect thereof prior to the Discharge of ABL Obligations. Following the

Discharge of ABL Obligations, the ABL Agent agrees to execute such documents, agreements, and instruments as the Shared Collateral Agents or any Shared Collateral Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person upon request for payment thereof. The ABL Agent, on behalf of the ABL Secured Parties, agree that no payment to a Shared Collateral Agent or any Shared Collateral Secured Parties pursuant to the provisions of this Agreement in respect of Canadian Pledge Collateral shall entitle the ABL Agent or any ABL Secured Party to exercise any rights of subrogation in respect thereof prior to the Discharge of Shared Collateral Obligations.
Section ~~7.2~~8.2    Further Assurances. The Parties will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that any Party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the ABL Agent or the Shared Collateral Agents to exercise and enforce its rights and remedies hereunder; provided, however, that no Party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section ~~7.2~~8.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section ~~7.2~~8.2.
Section ~~7.3~~8.3    Representations. The Term Agent represents and warrants to the ABL Agent and each other Shared Collateral Agent that it has the requisite power and authority under the Term Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of the Term Secured Parties and that this Agreement shall be binding obligations of the Term Agent and the Term Secured Parties, enforceable against the Term Agent and the Term Secured Parties in accordance with its terms. The ABL Agent represents and warrants to the Shared Collateral Agents that it has the requisite power and authority under the ABL Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of the ABL Secured Parties and that this Agreement shall be binding obligations of the ABL Agent and the ABL Secured Parties, enforceable against the ABL Agent and the ABL Secured Parties in accordance with its terms. ~~The Notes Agent represents and warrants to the ABL Agent and each other Shared Collateral Agent that pursuant to authority granted in Article 11 of the Indenture it has the requisite power and authority under the Notes Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of the Notes Secured Parties and that this Agreement shall be binding obligations of the Notes Agent and the Notes Secured Parties, enforceable against the Notes Agent and the Notes Secured Parties in accordance with its terms.~~ By executing a joinder agreement in the form of Exhibit A hereto, the Additional Pari Passu Agent represents and warrants to the ABL Agent and each other Shared Collateral Agent that it has the requisite power and authority under the Additional Pari Passu Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of the Additional Pari Passu Secured Parties and that this Agreement shall be binding obligations of the Additional Pari Passu

Agent and the Additional Pari Passu Secured Parties, enforceable against the Additional Pari Passu Agent and the Additional Pari Passu Secured Parties in accordance with its terms
Section ~~7.4~~8.4    Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Party hereto shall be effective unless it is in a written agreement executed by each Shared Collateral Agent and the ABL Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
Section ~~7.5~~8.5    Addresses for Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, faxed, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

ABL Agent:	Bank of America, N.A. 40 Broad Street Boston, Massachusetts 02109 Attention: Betsy Ratto

Term Agent:	Bank of America, N.A. 101 South Tryon Street Charlotte, North Carolina 28255 Tel: (980) 387-5452 Fax: (704) 208-2871 Attn: Kelly T. Weaver

~~Notes Agent:~~
~~The Bank of New York Mellon~~
~~c/o The Bank of New York Mellon Trust Company, N.A.~~
~~525 William Penn Place~~
~~38th Floor~~
~~Pittsburgh, PA 15259~~
~~Tel: (412) 236-1196~~
~~Fax: (412) 234-7571~~
~~Attn: Global Corporate Trust - Toys “R” US - Delaware~~

Section ~~7.6~~8.6    No Waiver, Remedies. No failure on the part of any Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
Section ~~7.7~~8.7    Continuing Agreement, Transfer of Secured Obligations. This Agreement is a continuing agreement and shall (a) remain in full force and effect until the Discharge of ABL Obligations and the Discharge of the Shared Collateral Obligations shall have occurred, (b) be binding upon the Parties and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Parties and their respective successors, transferees and assigns. Nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any ~~ABL~~Shared Collateral. All references to any Loan Party shall include any Loan Party as debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), the ABL Agent, any ABL Lender, the Term Agent, or any Term Lender~~, the Notes Agent or any Notes Secured Party and the~~ and any Additional Pari Passu Agent or any Additional Pari Passu Secured Party may assign or otherwise transfer all or any portion of the ABL Obligations, the Term ~~Obligations, Notes~~ Obligations or the Additional Pari Passu Obligations, as applicable, to any other Person (other than any Loan Party or any Affiliate of a Loan Party and any Subsidiary of a Loan Party), and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the ABL Agent, the Term Agent, the ~~Notes Agent, the~~ Additional Pari Passu Agent, any ABL Lender, any Term Lender, ~~any Notes Secured Party~~ or any Additional Pari Passu Secured Party, as the case may be, herein or otherwise. The ABL Secured Parties, the Term Secured Parties, ~~the Notes Secured Party~~ and the Additional Pari Passu Secured Parties (if any) may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide Indebtedness to, or for the benefit of, any Loan Party on the faith hereof.
Section ~~7.8~~8.8    Governing Law; Entire Agreement. The validity, performance, and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement constitutes the entire agreement and understanding among the Parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.
Section ~~7.9~~8.9    Counterparts. This Agreement may be executed in any number of counterparts, including by means of facsimile or “pdf~~”~~’ file thereof, and it is not necessary that the signatures of all Parties be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.
Section ~~7.10~~8.10    No Third Party Beneficiaries. This Agreement is solely for the benefit of the ABL Agent, ABL Secured Parties, the Term Agent, Term Secured Parties, ~~the Notes Agent and the Notes Secured Parties~~ and the Additional Pari Passu Agent and the Additional Pari Passu Secured Parties (if any). No other Person (including any Loan Party or any Affiliate of a Loan Party, or any Subsidiary of a Loan Party) shall be deemed to be a third party beneficiary of this Agreement.
Section ~~7.11~~8.11    Headings. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.
Section ~~7.12~~8.12    Severability. If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement. The Parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
Section ~~7.13~~8.13    Attorneys Fees. The Parties agree that if any dispute, arbitration, litigation, or other proceeding is brought with respect to the enforcement of this Agreement or any provision hereof, the prevailing party in such dispute, arbitration, litigation, or other proceeding shall be entitled to recover its reasonable attorneys’ fees and all other costs and expenses incurred in the enforcement of this Agreement, irrespective of whether suit is brought.
Section ~~7.14~~8.14    VENUE; JURY TRIAL WAIVER.
(a)    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(b)    EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF SUCH STATE, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OR ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY ABL SECURED PARTY OR ANY SHARED COLLATERAL SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY ABL DOCUMENTS OR ANY TERM DOCUMENTS AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
(d)    EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION ~~7.5~~8.5. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
Section ~~7.15~~8.15    Intercreditor Agreement. This Agreement is the Intercreditor Agreement or the Shared Collateral Intercreditor Agreement, as the case may be, referred to in the ABL Credit Agreement, the Term Credit Agreement~~, the Indenture~~ and the Additional Pari Passu Agreement (if any). Nothing in this Agreement shall be deemed to subordinate the obligations due to (i) any ABL Secured Party to the obligations due to any Shared Collateral Secured Party or (ii) any Shared Collateral Secured Party to the obligations due to any ABL Secured Party (in each case, whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the Parties that this Agreement shall effectuate a subordination of Liens but not a subordination of Indebtedness.
Section ~~7.16~~8.16    No Warranties or Liability. The Term ~~Agent, the Notes~~ Agent, the Additional Pari Passu Agent (if any) and the ABL Agent acknowledge and agree that none of them have made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any other ABL Document, Term Document, ~~Notes Document~~ or Additional Pari Passu Document. Except as otherwise provided in this Agreement, the Term ~~Agent, the Notes~~ Agent, the Additional Pari Passu Agent and the ABL Agent will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.
Section ~~7.17~~8.17    Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document, any Term Document~~, any Notes Document~~ or any Additional Pari Passu Document, the provisions of this Agreement shall govern.

Section ~~7.18~~8.18    Information Concerning Financial Condition of the Loan Parties. The Term ~~Agent, the Notes~~ Agent, Additional Pari Passu Agent (if any) and the ABL Agent hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the Term ~~Agent, the Notes~~ Agent, the Additional Pari Passu Agent (if any) or the ABL Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, (a) it shall be under no obligation (i) to provide any such information to such other party or any other party on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any other information, or (b) it makes no representation as to the accuracy or completeness of any such information and shall not be liable for any information contained therein, and (c) the Party receiving such information hereby to hold the other Party harmless from any action the receiving Party may take or conclusion the receiving Party may reach or draw from any such information, as well as from and against any and all losses, claims, damages, liabilities, and expenses to which such receiving Party may become subject arising out of or in connection with the use of such information.
Section ~~7.19~~8.19    Amendment, Restatement, Extension, Renewal and Consolidation of Existing Intercreditor Agreement. This Agreement shall be deemed to amend and restate the Existing Intercreditor Agreement and all terms and provisions of this Agreement supersede in their entirety the terms and provisions of the Existing Intercreditor Agreement.
Section ~~7.20~~8.20    Force Majeure. In no event shall the Term ~~Agent, Notes~~ Agent, the Additional Pari Passu Agent (if any) and the ABL Agent be responsible or liable for any failure or delay in the performance of their obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, it being understood that the Term Agent, ~~Notes Agent,~~ the Additional Pari Passu Agent (if any) and the ABL Agent shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
~~Section 7.21    Authority of Notes Collateral Agent. The Bank of New York Mellon has been appointed by the Notes Agent for the Notes Secured Parties pursuant to Article 11 of the Indenture. It is expressly understood and agreed by the parties to this Agreement that any authority conferred upon the Notes Agent hereunder is subject to the terms of the delegation of authority made by the holders of the Notes Secured Party to the Notes Collateral Agent pursuant to the Indenture, and that the Notes Agent has agreed to act (and any successor Notes Agent shall act) as such hereunder only on the express conditions contained in such Article 11. Any successor Notes Agent appointed pursuant to Article 11 of the Indenture shall be entitled to all rights, interests and benefits of the Notes Agent hereunder.~~

[Signature pages follow]

IN WITNESS WHEREOF, the ABL Agent, for and on behalf of itself and the ABL Lenders, and the Term Agent, for and on behalf of itself and the Term Lenders ~~and the Notes Agent, for and on behalf of itself and the Notes Secured Parties~~, have caused this Agreement to be duly executed and delivered as of the date first above written.
BANK OF AMERICA, N.A., in its capacity as the ABL Agent

By: ______________________________________

Name:
Title:

BANK OF AMERICA, NA~~.A~~., in its capacity as the Term Agent

~~By:~~	__~~_~~___~~___~~_____________________________

~~Name:~~	~~Title:~~

~~THE BANK OF NEW YORK MELLON, in its capacity as the Notes Agent~~
By: ______________________________________

Name:
Title:

[Signature Page to Intercreditor Agreement]

[Signature Page to Intercreditor Agreement]

ACKNOWLEDGMENT
Each ABL Loan Party and each Shared Collateral Loan Party hereby acknowledge that it has received a copy of this Agreement and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the ABL Secured Parties, the Shared Collateral Agents, and the Shared Collateral Secured Parties and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement. Each ABL Loan Party and each Shared Collateral Loan Party further acknowledge and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement and (i) as between the ABL Secured Parties and the ABL Loan Parties, the ABL Documents remain in full force and effect as written and are in no way modified hereby, (ii) as between the Term Secured Parties and the Term Loan Parties, the Term Documents remain in full force and effect as written and are in no way modified hereby, and (iii~~) as between the Notes Secured Parties and the Notes Parties, the Notes Documents remain in full force and effect as written and are in no way modified hereby and (iv~~) as between the Additional Pari Passu Secured Parties and the ~~Notes~~Additional Pari Passu Parties, the Additional Pari Passu Documents remain in full force and effect as written and are in no way modified hereby.
[Signature Pages Follow]

TOYS “R” US-DELAWARE, INC., as the ABL Lead Borrower~~,~~ and the Term Borrower ~~and Notes Issuer~~

~~By:~~ ______________________________________

~~Name:~~
~~Title:~~

~~GEOFFREY, LLC, as a Term Guarantor and a Notes Guarantor~~
By: ______________________________________

Name:
Title:

GEOFFREY HOLDINGS, LLC, as an ABL Guarantor~~,~~ and a Term Guarantor ~~and a Notes Guarantor~~

By:	TOYS “R” US-DELAWARE, INC., its sole member

By: ______________________________________

Name:
Title:

~~TOYS ACQUISITION~~GEOFFREY, LLC,~~,~~ as ~~an ABL Guarantor,~~ a Term Guarantor ~~and a Notes Guarantor~~

By: ______________________________________

Name:
Title:

GEOFFREY INTERNATIONAL, LLC, as a Term Guarantor ~~and a Notes Guarantor~~

By: Geoffrey, LLC, its sole member

By: ______________________________________

Name:
Title:

~~TRU OF PUERTO RICO, INC.~~TRU-SVC, LLC, as an ABL Guarantor~~,~~ and a Term Guarantor ~~and a Notes Guarantor~~

By: ______________________________________

Name:
Title:

~~TRU-SVC~~TOYS ACQUISITION, LLC, as an ABL Guarantor~~,~~ and a Term Guarantor ~~and a Notes Guarantor~~

By: ______________________________________

Name:
Title:

TRU OF PUERTO RICO, INC., as an ABL Guarantor and a Term Guarantor

By: ______________________________________

Name:
Title:

EXHIBIT A
JOINDER
Reference is hereby made to the Intercreditor Agreement, dated as of August 24, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among the agents referred to therein, to which this Joinder is attached. All capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement when used herein. The undersigned, in its capacity as [ABL Agent] [~~Notes Agent] [~~Term Agent] [Additional Pari Passu Agent] hereby acknowledges the terms and conditions of the Agreement and agrees to be bound thereby. [For all purposes of the Agreement, [identify agreement] shall be an Additional Pari Passu Agreement thereunder.]
[ABL ~~Agent] [Notes~~ Agent] [Term Agent]
[Additional Pari Passu Agent]
~~By:________________________________~~
~~Name:_____________________________~~
~~Title:_______________________________~~

By:	_________________________________
Name:_______________________________
Title:________________________________

ANNEX 3
[SEE ATTACHED]

Annex 3

SECURITY AGREEMENT

SECURITY AGREEMENT (this “Agreement”), dated as of July 21st, 2005, by and among:
The Domestic Borrowers identified on the signature pages hereto and each other Domestic Borrower that hereafter becomes a party hereto (each such Person, individually, a “Domestic Borrower” and, collectively, the “Domestic Borrowers”); and
The Facility Guarantors identified on the signature pages hereto and each other Facility Guarantor that hereafter becomes a party hereto (each such Person, individually, a “Facility Guarantor” and, collectively, the “Facility Guarantors”) (each Domestic Borrower and Facility Guarantor is hereinafter referred to individually as a “Grantor” and the Domestic Borrowers and the Facility Guarantors are hereinafter referred to collectively as the “Grantors”); and
BANK OF AMERICA, N.A., a national banking association, having a place of business at 40 Broad Street, Boston, Massachusetts 02109, as administrative agent for its own benefit and the benefit of the other Secured Parties (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, reference is made to that certain Credit Agreement, dated as of July 21, 2005 (as modified, amended, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) Toys “R” Us, Inc., as the Initial Borrower, (ii) Toys “R” Us-Delaware, Inc., as a Domestic Borrower and as agent (in such capacity, the “Lead Borrower”) for the other Domestic Borrowers party thereto, (iii) the Domestic Borrowers, (iv) Toys “R” Us (Canada) Ltd. Toys “R” Us (Canada) Ltee (the “Canadian Borrower” and, collectively with the Domestic Borrowers, the “Borrowers”), (v) the Administrative Agent, (vi) Bank of America, N.A. (acting through its Canada branch), as Canadian Administrative Agent for its own benefit and the benefit of the other Secured Parties, (vii) Deutsche Bank Trust Company Americas, as Collateral Agent for its own benefit and the benefit of the other Secured Parties, (viii) the Lenders party thereto (the “Lenders”), (ix) Deutsche Bank Securities Inc. and Citigroup Global Markets, Inc., as Co-Syndication Agents, and (x) Credit Suisse First Boston LLC and General Electric Capital Corporation, as Co-Documentation Agents, pursuant to which the Lenders have agreed to make Loans to the Borrowers, and the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrowers, upon the terms and subject to the conditions specified therein; and
WHEREAS, reference is made to that certain Facility Guarantee, dated as of July 21, 2005, in favor of the Administrative Agent and the other Secured Parties (as modified, amended, supplemented or restated and in effect from time to time, the “Facility Guarantee”), pursuant to which each Facility Guarantor guarantees the Guaranteed Obligations (as defined in the Facility Guarantee); and

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WHEREAS, the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit are each conditioned on, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure the Obligations (as defined herein).
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Grantors and the Administrative Agent hereby agree as follows:
SECTION 1

Definitions
1.1Generally. All references herein to the UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the UCC differently ~~that~~than in another Article thereof, the term shall have the meaning set forth in Article 9, and provided further that if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of the Security Interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.
1.2Definition of Certain Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement. In addition, the following terms shall have the following meanings:
“Accessions” shall have the meaning given that term in the UCC.
“Account Debtor” shall have the meaning given that term in the UCC and shall include any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.
“Accounts” shall mean “accounts” as defined in the UCC, and also means a right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, or (c) arising out of the use of a credit or charge card or information contained on or for use with the card.
“Agent’s Rights and Remedies” shall have the meaning provided in Section 8.9.
“Blue Sky Laws” shall have the meaning provided in Section 6.1.
“Borrowers” shall have the meaning provided in the preliminary statement of this Agreement.

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“Chattel Paper” shall have the meaning given that term in the UCC.
“Collateral” shall mean all of the following personal property of each Grantor: (a) Accounts, (b) Chattel Paper, (c) Commercial Tort Claims, (d) Deposit Accounts, (e) Documents, (f) Equipment, (g) General Intangibles (including Payment Intangibles and Intellectual Property), (h) Goods, (i) Instruments, (j) Inventory, (k) Investment Property, (~~1~~l) Letter-of-Credit Rights, (m) Software, (n) Supporting Obligations, (o) money, policies and~~,~~ certificates of insurance, deposits, cash or other property, (p) all books, records, and information relating to any of the foregoing and/or to the operation of any Grantor’s business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded and maintained, (q) all insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing ((a) through (p)) or otherwise, (r) all liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing ((a) through (q)), including the right of stoppage in transit, (s) all other personal property of every kind and nature of each Grantor, and (t) any of the foregoing whether now owned or now due, or in which any Grantor has an interest, or hereafter acquired, arising, or to become due, or in which any Grantor obtains an interest, and all products, Proceeds, substitutions, and Accessions of or to any of the foregoing; provided, however, that the Collateral shall not include (a) any rights or property acquired under a lease, contract, property rights agreement or license, the grant of a security interest in which shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any lease, contract, property rights agreement or license (other than to the extent that any restriction on such assignment would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other Applicable Law or principles of equity), provided that the proceeds therefrom shall not be excluded from the definition of Collateral to the extent that the assignment of such proceeds is not prohibited, (b) any governmental permit or franchise that prohibits Liens on or collateral assignments of such permit or franchise, (c) any Instrument evidencing indebtedness (defined consistently with such term as used in the Indentures) of any Domestic Subsidiary, (d) any Security or other equity interest representing more than 65% of the outstanding voting stock of any Foreign Subsidiary, (e) any Security or other equity interest representing any ownership interest in any Domestic Subsidiary, (f) any Security or other equity interest representing any ownership interest in TRU of Puerto Rico, Inc. or SALTRU Associates JV, (g) Fixtures, (h) the Designated Account and any and all deposits, cash or other property in such account (but not excluding, after and during the continuance of a Cash Dominion Event, such deposits, cash or other property to the extent such cash, deposits or other property exceed the maximum amount permitted to be on deposit in the Designated Account pursuant to Sections 2.18 (e) and (f) of the Credit Agreement, it being understood that the Administrative Agent shall not take any action to take Control of such Designated Account and that the Debtor shall not enter into any agreement granting Control over such Designated Account (other than Control in favor of the depositary bank at which such Designated Account is maintained)), or (i) ~~any rights any Grantor has pursuant to, or rights any Grantor has in, any Residual Interest Instrument~~the Secured Specified Real Property (as defined in the Intercreditor ~~a~~Agreement~~s evidencing the Bridge Financing Facility~~as in effect on the First Amendment Effective Date).

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“Commercial Tort Claim” shall have the meaning given that term in the UCC.
“Control” shall have the meaning given that term in the UCC.
“Credit Agreement” shall have the meaning provided in the preliminary statement of this Agreement.
“Credit Party” means (a) the Lenders, (b) the Agents and the Canadian Agent and their respective Affiliates and branches, (c) the Issuing Banks, (d) the Arrangers, and (e) the successors and, subject to any limitations contained in the Credit Agreement, assigns of each of the foregoing.
“Deposit Account” shall have the meaning given that term in the UCC.
“Documents” shall have the meaning given that term in the UCC.
“Domestic Subsidiary” shall mean, any ~~any~~ Subsidiary of Toys “R” US~~;~~, Inc. that is organized under the laws of the United States of America or any state thereof or the District of Columbia.
“Equipment” shall mean “equipment” as defined in the UCC, and any and all Accessions or additions thereto or substitutions therefor. The term “Equipment” shall not include Fixtures.
“Facility Guarantee” shall have the meaning provided in the preliminary statement of this Agreement.
“Financing Statement” shall have the meaning given that term in the UCC.
“Fixtures” shall have the meaning given that term in the UCC.
“Foreign Subsidiary” shall mean, as to any Grantor, a Subsidiary that is organized under the laws of any jurisdiction other than the United States of America or any state thereof or the District of Columbia.
“General Intangibles” shall have the meaning given that term in the UCC, and shall also include, without limitation, all: Intellectual Property; Payment Intangibles; rights to payment for credit extended; deposits; amounts due to any Grantor; credit memoranda in favor of any Grantor; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of any Grantor to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; technical data; computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks,

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semi‑conductors chips and printouts; user, technical reference, and other manuals and materials; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by or credit extended or services performed, by any Grantor, whether intended for an individual customer or the general business of any Grantor~~;~~, or used or useful in connection with research by any Grantor; provided, that “General Intangibles” shall not include any indebtedness (defined consistently with such term as used in the Indentures) of any Domestic Subsidiary.
“Geoffrey” shall mean Geoffrey, ~~Inc.~~LLC, a Delaware ~~corporation~~limited liability company.
“Goods” shall have the meaning given that term in the UCC.
“Guaranteed Obligations” shall have the meaning given that term in the Facility Guarantee.
“Indemnitee” shall have the meaning provided in Section 8.6.
“Instruments” shall have the meaning given that term in the UCC, provided, that “Instruments” shall not include any Instrument evidencing indebtedness of any Domestic Subsidiary.
“Intellectual Property~~”~~“ shall mean (a) the Intercompany Licenses and (b) all of the following owned by any Grantor: all (i) ~~all~~ patents, patent applications and patents pending; (ii) trade secret rights; (iii) copyrights and copyright applications, including mask work rights and derivative works; (iv) trade names, trademarks, trademark applications, service marks, and service mark applications and (v) all other general intangible property in the nature of intellectual property recognized by the laws of the United States or Canada~~.~~; provided, that any “intent to use” trademark applications for which a statement of use has not been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.) (but only until such statement is filed and accepted by the United States Patent and Trademark Office) are excluded from this definition.
“Intercompany Licenses” shall mean the license agreements described on Exhibit A hereto between certain of the Domestic Borrowers and Geoffrey, pursuant to which Geoffrey has granted to such Domestic Borrowers licenses of the Proprietary Marks.
“Intercreditor Agreement” shall mean that certain Amended and Restated Intercreditor Agreement, dated as of August 24, 2010 (as amended, supplemented, restated or otherwise modified from time to time), by and between the Administrative Agent, as ABL Agent, and Bank of America, N.A., as Term Agent.

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“Inventory” shall have the meaning given that term in the UCC, and shall also include, without limitation, all (a) Goods which (i) are leased by a Person as lessor, (ii) are held by a Person for sale or lease or to be furnished under a contract of service, (iii) are furnished by a Person under a contract of service, or (iv) consist of raw materials, work in process, or materials used or consumed in a business; (b) Goods of said description in transit; (c) Goods of said description which are returned, repossessed or rejected; (d) packaging, advertising, and shipping materials related to any of the foregoing; (e) all names, marks, and General Intangibles affixed or to be affixed thereto or associated therewith; and (f) Documents which represent any of the foregoing.
“Investment Property” shall have the meaning given that term in the UCC; provided, that, “Investment Property” (a) shall not include any Security representing more than 65% of the outstanding voting stock of any Foreign Subsidiary, (b) shall not include any Security representing any ownership interest in any Domestic Subsidiary and (c) shall not include any Security or other equity interest representing any ownership interest in TRU of Puerto Rico, Inc. ~~or~~, SALTRU Associates JV or ZT-Winston-Salem Associates.
“Lead Borrower” shall have the meaning provided in the preliminary statement of this Agreement.
“Lenders” shall have the meaning provided in the preliminary statement of this Agreement.
“Letter-of-Credit Right” shall have the meaning given that term in the UCC.
“Obligations” shall mean collectively, the “Obligations” (as defined in the Credit Agreement), the Other Liabilities (as defined in the Credit Agreement) and the Guaranteed Obligations.
“Payment Intangible” shall have the meaning given that term in the UCC.
“Perfection Certificate” shall mean a certificate substantially in the form of Annex 1 hereto, dated the date hereof, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer of each Borrower.
“Proceeds” shall include, without limitation, “Proceeds” as defined in the UCC and each type of property described in the definition of Collateral.
“Proprietary Marks” shall mean any and all United States trademarks (including any copyrights that exist in such trademarks, but excluding all other copyrights), service marks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, designs, logos and other source or business identifiers, whether registered or unregistered, which are owned or licensed, now or in the future, by Geoffrey, including, but not limited to, as of the date hereof, the United States Proprietary Marks set forth on Exhibit B annexed hereto.

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“Secured Party” means (a) each Credit Party, (b) any Lender or any Affiliate of a Lender providing Cash Management Services or entering into or furnishing any Hedge Agreements to or with any Loan Party, (c) the beneficiaries of each indemnification obligation undertaken by any Loan Party, and (d) the successors and, subject to any limitations contained in the Credit Agreement, assigns of each of the foregoing.
“Securities Act” shall have the meaning provided in Section 6.1.
“Security” shall have the meaning given that term in the UCC.
“Security Interest” shall have the meaning provided in Section 2.1.
“Software” shall have the meaning given that term in the UCC.
“Supporting Obligation” shall have the meaning given that term in the UCC .

1.3	Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.
SECTION 2

Security Interest

2.1Security Interest. As security for the payment or performance, as the case may be, in full of their respective Obligations, each Grantor hereby grants to the Administrative Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Grantor’s right, title and interest in, to and under the Collateral, wherever located, whether now owned or hereafter acquired or arising (the “Security Interest”); provided that, the security interest granted to the Administrative Agent in, to and under Intercompany Licenses shall be limited to the non-exclusive right to use the Proprietary Marks in exercising the Agent’s Rights and Remedies in connection with a Liquidation. Without limiting the foregoing, each Grantor hereby designates the Administrative Agent as such Grantor’s true and lawful attorney, exercisable by the Administrative Agent whether or not an Event of Default exists, with full power of substitution, at the Administrative Agent’s option, to file one or more Financing Statements, continuation statements, or to sign other documents for the purpose of perfecting, confirming or continuing the Security Interest granted by each Grantor, without the signature of any Grantor (each Grantor hereby appointing the Administrative Agent as such Person’s attorney to sign such Person’s name to any such instrument or document, whether or not an Event of Default exists), and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party. Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have assigned, pledged or granted a Security Interest in, any of such Grantor’s right, title or interest (i) in any asset where the grant of a Lien over such asset as reasonably determined by the Lead Borrower (in consultation with the Administrative Agent) would result in material adverse tax consequences to any Grantor, (ii) in any motor vehicles and other assets subject to certificate of title, (iii) any

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Commercial Tort Claim with a value of less than $1,000,000 or (iv) any Security or other equity interest representing any ownership interest in ZT-Winston-Salem Associates.

2.2
No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of, any Grantor with respect to or arising out of the Collateral.

SECTION 3
Representations and Warranties

The Grantors jointly and severally represent and warrant to the Administrative Agent and the Secured Parties that:

3.1Filings. The Perfection Certificate has been duly prepared, completed and executed, and the information set forth therein is correct and complete in all material respects as of the date hereof. UCC Financing Statements or other appropriate filings, recordings or registrations containing a description of the Collateral (including, without limitation, the UCC Financing Statements identified on Schedule 3.2 hereto) have been or will be timely filed in each governmental, municipal or other office as is necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and no further or subsequent filing, refiling, recording, rerecording, registration or re-registration is necessary in any such jurisdiction, except as provided under Applicable Law with respect to the filing of continuation statements or as a result of any change in a Grantor’s name or jurisdiction of incorporation or formation or under any other circumstances under which, pursuant to the UCC, filings previously made have become misleading or ineffective in whole or in part.
3.2Validity and Priority of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all of the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described on Schedule 3.2 or other requisite filings or registrations described in Section 3.2, a perfected security interest in all of the Collateral (to the extent perfection in the Collateral can be accomplished by such filing) and (c) subject to the obtaining of Control, a perfected security interest in all of the Collateral (to the extent perfection in the Collateral can be accomplished by Control and perfection of the Security Interest in such Collateral is required by the terms hereof). The Security Interest is and shall be prior to any other Lien on any of the Collateral, subject only to Permitted Encumbrances having priority by operation of Applicable Law.

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3.3Absence of Other Liens. The Collateral is owned by the Grantors free and clear of any Lien, except for (i) Permitted Encumbrances or (ii) Liens for which termination statements have been delivered to the Administrative Agent. Except as provided in the Loan Documents, the Grantors have not filed or consented to the filing of (a) any Financing Statement or analogous document under the UCC or any other Applicable Law covering any Collateral, or (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which Financing Statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Encumbrances.
3.4Bailees, Warehousemen, Etc. Schedule ~~3.5~~3.4 hereto sets forth a list, as of the Closing Date, of each bailee, warehouseman and other third party in possession or control of any Inventory of any Loan Party and specifies as to each bailee, warehouseman or other third party whether the value of the Inventory, at Cost, possessed or controlled by such bailee, warehouseman or other third party exceeds $20,000,000.
3.5Consignments. No Grantor has, and none shall have, possession of any property on consignment from any consignor having a value greater than $10,000,000 unless a lien waiver or other agreement in favor of the Administrative Agent reasonably satisfactory to the Administrative Agent is delivered to the Administrative Agent by such consignor.
3.6Intercompany Licenses. The Intercompany Licenses have not been terminated and, to each Grantor’s knowledge, no breach, default or other circumstances exist in respect thereof which would reasonably likely materially impair or restrict the ability of the Administrative Agent to utilize the Proprietary Marks in exercising the Agent’s Rights and Remedies in connection with any Liquidation.
3.7Commercial Tort Claims. Except as set forth on Schedule 3.7 hereof, as of the Closing Date, no Grantor owns any rights in, to or under any Commercial Tort Claim having a value in excess of $1,000,000.
SECTION 4
Covenants
The Grantors jointly and severally covenant and agree with the Administrative Agent and the Secured Parties as follows:
4.1Change of Name; Location of Collateral; Records; Place of Business.
(a)Each Grantor agrees to furnish to the Administrative Agent prompt written notice of any change in: (i) any Loan Party’s name; (ii) the location of any Loan Party’s chief executive office or, its principal place of business; (iii) any Loan Party’s organizational legal entity designation or jurisdiction of incorporation or formation; (iv) any Loan Party’s Federal Taxpayer Identification Number or organizational identification number assigned

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to it by its jurisdiction of incorporation or formation; or (v) the acquisition by any Grantor of any material property for which additional filings or recordings are necessary to perfect and maintain the Administrative Agent’s Security Interest therein (to the extent perfection of the Security Interest in such property is required by the terms hereof). Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the UCC or other Applicable Law that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected (to the extent perfection of the Security Interest in such property is required by the terms hereof), first priority security interest (subject only to Permitted Encumbrances having priority by operation of Applicable Law Law or, with respect to Shared Collateral (as such term is defined in the Intercreditor Agreement), subject to Liens in favor of the Shared Collateral Agents (as such term is defined in the Intercreditor Agreement) to the extent provided in the Intercreditor Agreement) in the Collateral for its benefit and the benefit of the other Secured Parties.
(b)Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices or in accordance with such prudent and standard practices used in industries that are the same as, or similar to, those in which such Grantor is engaged, but in any event to include materially complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Administrative Agent may reasonably request in writing, promptly to prepare and deliver to the Administrative Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Administrative Agent showing the identity, amount and location of any and all Collateral.
4.2Protection of Security. Each Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to defend the Security Interest of the Administrative Agent in the Collateral against any Lien (other than Permitted Encumbrances) and the priority thereof (except for Permitted Encumbrances having priority by operation of Applicable Law).
4.3Further Assurances. Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further documents, financing statements, agreements and instruments and take all such further actions as the Administrative Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created or intended to be created hereby or the validity or priority of such Security Interest, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any Financing Statements or other documents in connection herewith or therewith. Without limiting the foregoing, each Grantor, at its own expense, shall execute, acknowledge, deliver and cause to be duly filed all such further documents, financing statements, agreements and instruments and take all such further actions as the Administrative Agent may from time to time reasonably request to

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perfect the Administrative Agent’s Security Interest in all Accounts, Inventory, Deposit Accounts (to the extent required by Section 2.18 of the Credit Agreement), and the proceeds therefrom (including causing the Administrative Agent to have Control of any such Collateral to the extent perfection in such Collateral can be accomplished by Control to the extent required hereunder). If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument with an individual face value in excess of $1,000,000, such note or instrument shall be promptly pledged to the Administrative Agent and delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent.
4.4Taxes; Encumbrances. At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral (other than Permitted Encumbrances), and may take any other action which the Administrative Agent may reasonably deem necessary or desirable to repair, maintain or preserve any of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Administrative Agent for any payment made or any reasonable out-of-pocket expense incurred by the Administrative Agent pursuant to the foregoing authorization within fifteen (15) Business Days after receipt of an invoice therefore setting forth such payments or expenses in reasonable detail; provided, however, that nothing in this Section 4.4 shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents; and provided, further, that the making of any such payments or the taking of any such action by the Administrative Agent shall not be deemed to constitute a waiver of any Default or Event of Default arising from any Grantor’s failure to have made such payments or taken such action.
4.5Assignment of Security Interest.
(a)If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Administrative Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of, and transferees from, the Account Debtor or other Person granting the security interest.
(b)To the extent that any Grantor is a beneficiary under any written letter of credit now or hereafter issued in favor of such Grantor having a face amount in excess of $1,000,000, such Grantor shall deliver such letter of credit to the Administrative Agent. The Administrative Agent shall from time to time, at the request and expense of such Grantor, promptly make such arrangements with such Grantor as are in the Administrative Agent’s reasonable judgment necessary and appropriate so that such Grantor may make any drawing

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to which such Grantor is entitled under such letter of credit, without impairment of the Administrative Agent’s perfected security interest in such Grantor’s rights to proceeds of such letter of credit or in the actual proceeds of such drawing. At the Administrative Agent’s request, such Grantor shall, for any such letter of credit now or hereafter issued in favor of such Grantor as beneficiary, execute and deliver to the issuer and any confirmer of such letter of credit an assignment of proceeds form, in favor of the Administrative Agent and reasonably satisfactory to the Administrative Agent and such issuer or (as the case may be) such confirmer, requiring, after the occurrence of a Cash Dominion Event, the proceeds of any drawing under such letter of credit to be paid directly to the Administrative Agent.
4.6Continuing Obligations of the Grantors. Each Grantor hereby acknowledges and agrees that the Administrative Agent shall have no obligation or duty to perform any obligation of any Grantor under the contracts, agreements or instruments constituting or relating to the Collateral (including, without limitation, the Intercompany Licenses and the payment of royalties thereunder) and that each Grantor shall at all times remain solely and exclusively liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument constituting or relating to the Collateral (including, without limitation, the Intercompany Licenses and the payment of royalties thereunder).
4.7Use and Disposition of Collateral. None of the Grantors shall make or permit to be made any collateral assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral or shall grant Control (for purposes of security) of any Collateral to any Person, except for Permitted Encumbrances. Except for Permitted Dispositions expressly permitted in the Credit Agreement, none of the Grantors shall make or permit to be made any sale or transfer of the Collateral, and, except as expressly permitted in the Credit Agreement with respect to Eligible In-Transit Inventory and Eligible Letter of Credit Inventory, each Grantor shall remain at all times in possession of the Collateral owned by it. The Grantors shall not permit any expiration, termination, modification, amendment or waiver of any Intercompany License that would reasonably likely materially impair or restrict the ability of the Administrative Agent to utilize the Proprietary Marks in exercising the Agent’s Rights and Remedies in connection with any Liquidation.
4.8Limitation on Modification of Accounts. None of the Grantors will, without the Administrative Agent’s prior written consent, grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, releases, credits, discounts, compromises or settlements (a) granted or made in the ordinary course of business and consistent with its current practices or in accordance with such prudent business practices as determined by the Responsible Officers of the Loan Parties acting reasonably in their business judgment or (b) constituting a Permitted Disposition as described in clause (f) of the definition thereof.
4.9Insurance.

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(a)The Grantors shall maintain insurance on the Collateral as required by Section 5.07 of the Credit Agreement, which insurance shall include the endorsements and provisions required by Section 5.07 of the Credit Agreement.
(b)Each Grantor hereby irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful agent and attorney-in-fact, exercisable only after the occurrence and during the continuance of an Event of Default, for the purpose of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent deems reasonably advisable. All sums reasonably disbursed by the Administrative Agent in connection with this Section 4.9, including reasonable attorneys’ fees, court costs, out-of-pocket expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Administrative Agent and shall be additional Obligations secured hereby.
4.10Commercial Tort Claims. If any Grantor shall at any time acquire a Commercial Tort Claim having a value in excess of $1,000,000, such Grantor shall promptly notify the Administrative Agent in writing of the details thereof and the Grantors shall take such actions as the Administrative Agent shall reasonably request in order to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected and first priority security interest therein and in the Proceeds thereof, subject to Liens in favor of Term Agent (as defined in the Intercreditor Agreement) to the extent provided in the Intercreditor Agreement.
4.11Legend. At the request of the Administrative Agent, each Grantor shall legend, in form and manner reasonably satisfactory to the Administrative Agent, its Accounts and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts have been assigned to the Administrative Agent for the benefit of the Secured Parties and that the Administrative Agent has a security interest therein.
4.12Notices and Reports Pertaining to Intercompany Licenses. In addition to any other notice or reporting requirement imposed on the Grantors under this Agreement and the Credit Agreement, the Grantors will promptly notify the Administrative Agent of any breach, default or other circumstance in respect of any Intercompany License which would reasonably likely materially impair or restrict the ability of the Administrative Agent to utilize the Proprietary Marks in exercising the Agent’s Rights and Remedies in connection with any Liquidation.

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SECTION 5

Collections

5.1Collections.
(a)Each Grantor shall at all times comply with the Cash Receipts provisions of Section 2.18 of the Credit Agreement including, without limitation, after the occurrence and during the continuance of a Cash Dominion Event, causing the sweep on each Business Day of all Cash Receipts into the Domestic Concentration Account or a Blocked Account, as provided for in the Credit Agreement.
(b)Without the prior written consent of the Administrative Agent, no Grantor shall modify or amend the instructions pursuant to any of the Credit Card Notifications or the Blocked Account Agreements. So long as no Event of Default has occurred and is continuing, each Grantor shall, and the Administrative Agent hereby authorizes each Grantor to, enforce and collect all amounts owing on the Inventory and Accounts, for the benefit and on behalf of the Administrative Agent and the other Secured Parties; provided, however, that such right may, at the direction of the Administrative Agent or the Required Lenders, be terminated upon the occurrence and during the continuance of any Event of Default.
5.2Power of Attorney. Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful agent and attorney-in-fact, and in such capacity the Administrative Agent shall have the right, with power of substitution for each Grantor and in each Grantor’s name or otherwise, for the use and benefit of the Administrative Agent and the Secured Parties, (a) at any time, whether or not a Default or Event of Default has occurred, to take actions required to be taken by the Grantors under Section 2.1 of this Agreement, (b) upon the occurrence and during the continuance of a Cash Dominion Event or as otherwise permitted under the Credit Agreement, (i) to take actions required to be taken by the Grantors under Section 5.1 of this Agreement, and (ii) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; and (c) upon the occurrence and during the continuance of an Event of Default or as otherwise permitted under the Credit Agreement, (i) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (ii) to sign the name of any Grantor on any invoices, schedules of Collateral, freight or express receipts, or bills of lading storage receipts, warehouse receipts or other documents of title relating to any of the Collateral; (iii) to sign the name of any Grantor on any notice to such Grantor’s Account Debtors; (iv) to sign the name of any Grantor on any proof of claim in bankruptcy against Account Debtors, and on notices of lien, claims of mechanic’s liens, or assignments or releases of mechanic’s liens securing the Accounts; (v) to sign change of address forms to change the address to which each Grantor’s mail is to be sent to such

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address as the Administrative Agent shall designate; (vi) to receive and open each Grantor’s mail, remove any Proceeds of Collateral therefrom and turn over the balance of such mail either to the Lead Borrower or to any trustee in bankruptcy or receiver of a Grantor, or other legal representative of a Grantor whom the Administrative Agent reasonably determines to be the appropriate person to whom to so turn over such mail; (vii) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (viii) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (ix) to take all such action as may be reasonably necessary to obtain the payment of any letter of credit and/or banker’s acceptance of which any Grantor is a beneficiary; (x) to repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of any Grantor; (xi) to use, license or transfer any or all General Intangibles of any Grantor; and (xii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things reasonably necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent was the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Administrative Agent or any other Secured Party to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent or any other Secured Party, or to present or file any claim or notice. It is understood and agreed that the appointment of the Administrative Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The appointment of the Administrative Agent as the agent and attorney-in-fact of the Grantors for the purposes set forth above shall terminate when (a) the Commitments have expired or been terminated, (b) the principal of and interest on each Loan and all fees and other Obligations (which for purposes of this clause shall include the Other Liabilities only if the Obligations (as defined in the Credit Agreement) have been accelerated and Liquidation has commenced and then only to the extent then due and payable) (other than contingent indemnity obligations with respect to then unasserted claims) shall have been paid in full, (c) all Letters of Credit shall have expired or terminated (or been cash collateralized in a manner satisfactory to the applicable Issuing Banks) and (d) all Letter of Credit Outstandings have been reduced to zero (or cash collateralized in a manner satisfactory to the applicable Issuing Banks).
5.3No Obligation to Act. The Administrative Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 5.2, but if the Administrative Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to any Grantor for any act or omission to act except for any act or omission to act as to which there is a determination by a court of competent jurisdiction or another independent tribunal having jurisdiction that (i) the subject act or omission to act by the Administrative Agent or any Affiliate of the Administrative Agent or any officer, director, employee, advisor or agent of the Administrative Agent or such Affiliate constituted gross negligence, was in bad faith, or constituted willful misconduct or (ii) constituted a breach by the Administrative Agent or any Affiliate of the

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Administrative Agent or any officer, director, employee, advisor or agent of the Administrative Agent or such Affiliate of its obligations to such Grantor. The provisions of Section 5.2 shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Administrative Agent or any other Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Administrative Agent or any other Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.
SECTION 6
Remedies
6.1Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Administrative Agent shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC or other Applicable Law. The Agent’s Rights and Remedies shall include, without limitation, the right to take any of or all the following actions at the same or different times as directed by the Administrative Agent or the Required Lenders:
(a)With respect to any Collateral consisting of Accounts, General Intangibles (including Payment Intangibles), Letter-of-Credit Rights, Instruments, Chattel Paper, Documents, and Investment Property, the Administrative Agent may collect the Collateral with or without the taking of possession of any of the Collateral.
(b)With respect to any Collateral consisting of Accounts, the Administrative Agent may (i) demand, collect and receive any amounts relating thereto, as the Administrative Agent may determine; (ii) commence and prosecute any actions in any court for the purposes of collecting any such Accounts and enforcing any other rights in respect thereof; (iii) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Administrative Agent may reasonably deem appropriate; (iv) without limiting the rights of the Administrative Agent set forth in Section 5.2 hereof, receive, open and dispose of mail addressed to any Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to such Accounts or securing or relating to such Accounts, on behalf of and in the name of such Grantor; and (v) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Accounts or the goods or services which have given rise thereto, as fully and completely as though the Administrative Agent was the absolute owner thereof for all purposes.
(c)With respect to any Collateral consisting of Investment Property, the Administrative Agent may (i) exercise all rights of any Grantor with respect thereto, including without limitation, the right to exercise all voting and corporate rights at any

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meeting of the shareholders of the issuer of any Investment Property and to exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any Investment Property as if the Administrative Agent was the absolute owner thereof, including the right to exchange, at its discretion, any and all of any Investment Property upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, all without liability except to account for property actually received as provided in Section 5.3 hereof; (ii) transfer such Collateral at any time to itself, or to its nominee, and receive the income thereon and hold the same as~~.~~ Collateral hereunder or apply it to the Obligations; and (iii) demand, sue for, collect or make any compromise or settlement it deems desirable. The Grantors recognize that (a) the Administrative Agent may be unable to effect a public sale of all or a part of the Investment Property by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. §77, (as amended and in effect, the “Securities Act”) or the Securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Investment Property for their own account, for investment and not with a view to the distribution or resale thereof, (b) that private sales so made may be at prices and upon other terms less favorable to the seller than if the Investment Property were sold at public sales, (c) that neither the Administrative Agent nor any Secured Party has any obligation to delay sale of any of the Investment Property for the period of time necessary to permit the Investment Property to be registered for public sale under the Securities Act or the Blue Sky Laws, and (d) that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. Notwithstanding anything herein to the contrary, no Grantor shall be required to register, or cause the registration of, any Investment Property under the Securities Act or any or Blue Sky Laws.
(d)With respect to any Collateral consisting of Inventory, Goods, and Equipment, the Administrative Agent may conduct one or more going out of business sales, in the Administrative Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor. The Administrative Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Administrative Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Administrative Agent or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein. Each purchaser at any such going out of business sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor.
(e)With respect to any Proprietary Marks, the Administrative Agent may exercise all of the rights granted to the Grantors under the Intercompany Licenses (for the

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limited purpose of allowing the Administrative Agent to utilize the Proprietary Marks in exercising the Agent’s Rights and Remedies in connection with any Liquidation of any Grantor’s Inventory or other Collateral).
(f)With or without legal process and with or without prior notice or demand for performance, the Administrative Agent may enter upon, occupy, and use any premises owned or occupied by each Grantor, and may exclude the Grantors from such premises or portion thereof as may have been so entered upon, occupied, or used by the Administrative Agent to the extent the Administrative Agent deems such exclusion reasonably necessary to preserve and protect the Collateral. The Administrative Agent shall not be required to remove any of the Collateral from any such premises upon the Administrative Agent’s taking possession thereof, and may render any Collateral unusable to the Grantors. In no event shall the Administrative Agent be liable to any Grantor for use or occupancy by the Administrative Agent of any premises pursuant to this Section 6.1, nor for any royalties or any other amounts due under, or any other obligations in respect of, the Intercompany Licenses, nor for any charge (such as wages for the Grantors’ employees and utilities) incurred in connection with the Administrative Agent’s exercise of the Agents’ Rights and Remedies.
(g)The Administrative Agent may require any Grantor to assemble the Collateral and make it available to the Administrative Agent at the Grantor’s sole risk and expense at a place or places which are reasonably convenient to both the Administrative Agent and such Grantor.
(h)Each Grantor agrees that the Administrative Agent shall have the right, subject to Applicable Law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor.
(i)Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Administrative Agent shall provide the Grantors such notice as may be practicable under the circumstances), the Administrative Agent shall give the Grantors at least ten (10) days’ prior written notice, by authenticated record, of the date, time and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. Each Grantor agrees that such written notice shall satisfy all requirements for notice to that Grantor which are imposed under the UCC or other Applicable Law with respect to the exercise of the Agent’s Rights and Remedies upon default. The Administrative Agent shall not be obligated to make any sale or other disposition of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale or other disposition of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement

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at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.
(j)Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice of such sale. At any sale or other disposition, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. If any of the Collateral is sold, leased, or otherwise disposed of by the Administrative Agent on credit, the Obligations shall not be deemed to have been reduced as a result thereof unless and until payment is received thereon by the Administrative Agent.
(k)At any public (or, to the extent permitted by Applicable Law, private) sale made pursuant to this Section 6.1, the Administrative Agent or any other Secured Party may bid for or purchase, free (to the extent permitted by Applicable Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor, the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Administrative Agent or such other Secured Party from any Grantor on account of the Obligations as a credit against the purchase price, and the Administrative Agent or such other Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.
(l)For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof. The Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.
(m)As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.
(n)To the extent permitted by Applicable Law, each Grantor hereby waives all rights of redemption, stay, valuation and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.
(o)In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting any Borrower or the creditors or property of any Borrower, the Administrative Agent and~~.~~ Secured Party, to the extent permitted by Applicable Law, shall be entitled to file such proofs of claim and other

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documents as may be necessary or advisable in order to have the claims of the Administrative Agent and the other Secured Parties allowed in such proceedings for the entire amount of the Obligations at the date of the institution of such proceedings and for any additional portion of the Obligations accruing after such date.
6.2Application of Proceeds. After the occurrence and during the continuance of any Event of Default and acceleration of the Obligations pursuant to Section 7.1 of the Credit Agreement, the Administrative Agent shall promptly apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, or any Collateral granted under any other of the Security Documents, in accordance with Section 7.03 of the Credit Agreement.
Subject to the right of the Required Lenders to direct the exercise of the Agent’s Rights and Remedies upon the occurrence of an Event of Default, the Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale or other disposition of the Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by~~.~~ the Administrative Agent or of the officer making the sale or other disposition shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold or otherwise disposed of and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.
SECTION 7
Perfection of Security Interest

7.1Perfection by Filing. This Agreement constitutes an authenticated record, and each Grantor hereby authorizes the Administrative Agent, pursuant to the provisions of Sections 2.1 and 5.2, to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral, in such filing offices as the Administrative Agent shall reasonably deem appropriate, and the Grantors shall pay the Administrative Agent’s reasonable costs and expenses incurred in connection therewith. Each Grantor hereby further agrees that a carbon, photographic, or other reproduction of this Agreement shall be sufficient as a Financing Statement and may be filed as a Financing Statement in any and all jurisdictions.
7.2Other Perfection, Etc. The Grantors shall at any time and from time to time take such steps as the Administrative Agent may reasonably request for the Administrative Agent (a) to obtain Control of any Deposit Accounts (including the Designated Account) to the extent required by Section 2.18 of the Credit Agreement, with any agreements establishing control to be in form and substance reasonably satisfactory to the Administrative Agent, (b) to obtain Control of any Investment Property, Letter-of-Credit Rights or electronic Chattel Paper, with any agreements establishing control to be in form and substance reasonably satisfactory to the Administrative Agent,

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and (b) otherwise to insure the continued perfection of the Administrative Agent’s security interest in any of the Collateral with the priority described in Section 3.2 and of the preservation of its rights therein.
7.3Savings Clause.  Nothing contained in this Article VII shall be construed to narrow the scope of the Administrative Agent’s Security Interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the Agent’s Rights and Remedies hereunder except (and then only to the extent) as mandated by the UCC.
SECTION 8
Miscellaneous
8.1Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.
8.2Grant of Non-Exclusive License. Without limiting the rights of the Administrative Agent under the assignment of the Intercompany Licenses provided herein, each Grantor hereby grants to the Administrative Agent a royalty free, non-exclusive, irrevocable license, which license shall be exercisable upon the existence and during the continuance of an Event of Default, to use, apply, and affix any Intellectual Property (other than Intellectual Property licensed pursuant to the Intercompany Licenses, including the Proprietary Marks) in which any Grantor now or hereafter has rights, such license being with respect to the Administrative Agent’s exercise of the Agent’s Rights and Remedies hereunder including, without limitation, in connection with any Liquidation of Inventory; provided, however, that the Administrative Agent’s exercise of the foregoing license shall be conditioned upon the Administrative Agent not violating any obligations (excluding the payment of royalties) or restrictions to which the Grantor of the related Intellectual Property is subject (except those obligations or restrictions which would reasonably likely materially impair or restrict the ability of the Administrative Agent to utilize the Intellectual Property in exercising the Agent’s Rights and Remedies).
8.3Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from the Facility Guarantee or any other guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor

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in respect of the Obligations or this Agreement (other than circumstances under which (i) the Commitments have expired or been terminated, (ii) the principal of and interest on each Loan and all fees and other Obligations (which for purposes of this clause shall include the Other Liabilities only if the Obligations (as defined in the Credit Agreement) have been accelerated and Liquidation has commenced and then only to the extent then due and payable) (other than contingent indemnity obligations with respect to then unasserted claims) shall have been paid in full, (iii) all Letters of Credit shall have expired or terminated (or been cash collateralized in a manner satisfactory to the applicable Issuing Banks) and (iv) all Letter of Credit Outstandings have been reduced to zero (or cash collateralized in a manner satisfactory to the applicable Issuing Banks)).
8.4Survival of Agreement. All covenants, agreements, representations and warranties made by the Grantors herein and in any other Loan Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans and the issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Secured Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Loan Agreement, and shall continue in full force and effect unless terminated in accordance with Section 8.15 hereof. In connection with the termination of this Agreement and the release and termination of the security interests in the Collateral, the Administrative Agent, on behalf of itself and the other Secured Parties, may require such indemnities as it shall reasonably deem necessary or appropriate to protect the Secured Parties against (x) loss on account of credits previously applied to the Obligations that may subsequently be reversed or revoked, and (y) any obligations that may thereafter arise with respect to the Other Liabilities.
8.5Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Grantors that are contained in this Agreement shall bind and inure to the benefit of each Grantor and its respective successors and assigns. This Agreement shall be binding upon each Grantor and the Administrative Agent and its successors and permitted assigns, and shall inure to the benefit of each Grantor, the Administrative Agent and the other Secured Parties and their respective successors and permitted assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment or transfer shall be void) except as expressly permitted by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

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8.6Fees and Expenses; Indemnification.
(a)Without limiting any of their obligations under the Credit Agreement or the other Loan Documents, and without duplication of any fees, expenses or indemnification provided for under the Credit Agreement and the other Loan Documents, the Grantors jointly and severally shall pay all Credit Party Expenses, within fifteen (15) Business Days after receipt of an invoice therefore setting forth such expenses in reasonable detail, in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the Agent’s Rights and Remedies hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof; provided, that in the event the Grantors have a bona fide dispute with any such expenses, payment of such disputed amounts shall not be required until the earlier of the date such dispute is resolved to the reasonable satisfaction of the Grantors or thirty (30) days after receipt of any such invoice ~~Jana~~(and any such disputed amount which is so paid shall be subject to a reservation of the Grantors’ rights with respect thereto).
8.7Without limiting any of their indemnification obligations under the Credit Agreement or the other Loan Documents, and without duplication of any fees, expenses or indemnification provided for under the Credit Agreement and the other Loan Documents, each Grantor, shall, jointly and severally, indemnify the Secured Parties and each of their Subsidiaries and Affiliates, and each of the respective stockholders, directors, officers, employees, agents, attorneys, and advisors of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all damages, actual out-of-pocket losses, claims, actions, causes of action, settlement payments, obligations, liabilities and related expenses, including the reasonable fees, charges and disbursements of one counsel for the Agents and one counsel for all other Indemnitees (other than the Agents), incurred, suffered, sustained or required to be paid by, or asserted against, any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document, the performance by any Grantor of its obligations under this Agreement or any other Loan Document, or the consummation of the transactions contemplated by the Loan Documents or any other transactions contemplated hereby, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (w) are determined by a court of competent jurisdiction or another independent tribunal having jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of any Agent or such Indemnitee or any Affiliate of such Indemnitee (or any officer, director, employee, advisor or agent of such Indemnitee or any such Indemnitee’s Affiliates), (x) are relating to disputes among Indemnitees, (y) are determined by a court of competent jurisdiction or another independent tribunal having jurisdiction to have resulted from a breach by such Indemnitee of its obligations to a Loan Party, or (z) which constitute indirect, consequential, special or punitive damages. In

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connection with any indemnified claim hereunder, the Indemnitee shall be entitled to select its own counsel and the Grantors shall promptly pay the reasonable fees and expenses of such counsel.
(a)Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 8.6 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments, the payment of all fees and other Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of any Secured Party. All amounts due under this Section 8.6 shall be payable promptly after written demand therefor.
8.8Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
8.9Waivers; Amendment.
(a)The rights, remedies, powers, privileges, and discretions of the Administrative Agent hereunder (herein, the “Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Administrative Agent in exercising or enforcing any of the Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Administrative Agent of any Event of Default or of any Default under any other agreement shall operate as a waiver of any other Event of Default or other Default hereunder or under any other agreement. No single or partial exercise of any of the Agent’s Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Administrative Agent and any Person, at any time, shall preclude the other or further exercise of the Agent’s Rights and Remedies. No waiver by the Administrative Agent of any of the Agent’s Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. Subject to the right of the Administrative Agent and the Required Lenders to direct the exercise of the Agent’s Rights and Remedies upon the occurrence and during the continuance of an Event of Default, the Agent’s Rights and Remedies may be exercised at such time or times and in such order of preference as the Administrative Agent may determine. The Agent’s Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Obligations. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

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(b)Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Administrative Agent and the Grantor or Grantors with respect to whom such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.
8.10WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY); AND WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.9.
8.11Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
8.12Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Agreement.
8.13Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
8.14Jurisdiction; Consent to Service of Process. The Grantors agree that any suit for the enforcement of this Agreement or any other Loan Document may be brought in the courts of the State of New York sitting in the Borough of Manhattan or any federal court sitting therein as the Administrative Agent may elect in its sole discretion and consent to the non-exclusive jurisdiction of such courts. The Grantors hereby waive any objection which they may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum

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and agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent may otherwise have to bring any action or proceeding relating to this Agreement against a Grantor or its properties in the courts of any jurisdiction. The Grantors agree that any action commenced by any Grantor asserting any claim or counterclaim arising under or in connection with this Agreement or any other Loan Document shall be brought solely in a court sitting in the Borough of Manhattan or any federal court sitting therein as the Administrative Agent may elect in its sole discretion and consent to the exclusive jurisdiction of such courts with respect to any such action. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.1. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
8.15Joinder to Security Agreement. As contemplated in the Credit Agreement, additional Subsidiaries may from time to time become parties hereto and additional Grantors hereunder by execution and delivery of a Joinder to Security Agreement. Such Joinder to Security Agreement shall be effective upon delivery by such additional Grantor, without further action or consent or notice to any party hereto. Upon delivery of such Joinder to Security Agreement, all obligations of each Grantor hereunder shall be joint and several with the obligations of each other Grantor hereunder.
8.16Joinder to Credit Agreement. Each Grantor hereby agrees to be bound by the terms and provisions of Articles III, V and VI of the Credit Agreement as a ~~“~~"Loan Party~~”~~" thereunder.
8.17Termination; Release of Collateral.
(a)Any Lien upon any Collateral will be released (i) automatically, if the Collateral constitutes property being sold, transferred or disposed of in a Permitted Disposition upon receipt by the Administrative Agent of the Net Proceeds thereof to the extent required by the Credit Agreement; or (ii) upon request of the Lead Borrower, constituting DDA or Blocked Accounts closed by the Loan Parties pursuant to Section 2.18(f) of the Credit Agreement subject to compliance by the Loan Parties with all of the terms and conditions of Section 2.18 of the Credit Agreement.
(b)Upon at least two (2) Business Days’ prior written request by the Lead Borrower, the Administrative Agent shall execute such documents as may be necessary to evidence the release of the Liens upon any Collateral described in Section 8.17(a); provided, however, that (i) the Administrative Agent shall not be required to execute any such document on terms which, in its reasonable opinion, would, under Applicable Law, expose the Administrative Agent to liability or create any obligation or entail any adverse consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of any Loan Party in respect of) all interests

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retained by any Loan Party, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.
(c)Except for those provisions which expressly survive the termination thereof, this Agreement and the Security Interest granted herein shall terminate when (i) the Commitments have expired or been terminated, (ii) the principal of and interest on each Loan and all fees and other Obligations (which for purposes of this clause shall include the Other Liabilities only if the Obligations (as defined in the Credit Agreement) have been accelerated and Liquidation has commenced and then only to the extent then due and payable) (other than contingent indemnity obligations with respect to then unasserted claims) shall have been paid in full, (iii) all Letters of Credit shall have expired or terminated (or been cash collateralized in a manner satisfactory to the applicable Issuing Banks) and (iv) all Letter of Credit Outstandings have been reduced to zero (or cash collateralized in a manner satisfactory to the applicable Issuing Banks), at which time the Administrative Agent shall execute and deliver to the Grantors, at the Grantors’ expense, all UCC termination statements and similar documents that the Grantors shall reasonably request to evidence such termination; provided, however, that the Credit Agreement, this Agreement, and the Security Interest granted herein shall be reinstated if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of any Borrower, Grantor or other Loan Party. Any execution and delivery of termination statements or documents pursuant to this Section 8.17 shall be without recourse to, or warranty by, the Administrative Agent or any other Secured Party.
8.18Supremacy of Credit Agreement and Security Agreement. Notwithstanding any provisions contained in any Mortgage (including for the purposes of this Section 8.18 any Hypotec of Immovable Property only to the extent that the provisions therein relate to Real Estate or immovable property) to the contrary, in the event that there is a conflict between the terms of any representation, warranty or covenant contained in the Mortgage and an express representation, warranty or covenant contained in the Credit Agreement or the Security Agreement, the terms of the Credit Agreement and Security Agreement shall control to the end that the (A) failure of any Loan Party to comply with the covenants contained in any Mortgage or (B) the inaccuracy of any representations or warranties of any Loan Party contained in any Mortgage, shall not constitute a Default or Event of Default unless it would constitute an Event of Default under the similar provision of the Credit Agreement or Security Agreement, as applicable. Nothing contained in this Section 8.18 shall (i) limit or restrict the ability of the Agents to establish any Reserve relating to any Real Property, (ii) modify or qualify the definition of Eligible Real Estate or (iii) limit or restrict the ability of the Administrative Agent or the Canadian Agent, as applicable, to exercise the rights and remedies available to them under and with respect to any Mortgage upon the occurrence and during the continuance of an Event of Default under the Credit Agreement.
8.19    Intercreditor Agreement. Notwithstanding anything herein to the contrary, the lien and Security Interest granted to the Administrative Agent pursuant to this Agreement and the exercise of any right or remedy by the Administrative Agent hereunder are subject to the provisions

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of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern and control.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the day and year first above written.
GRANTORS:

TOYS “R” US-DELAWARE, INC. as a Domestic Borrower
By:
Name:
Title:

~~TOYSRUS.COM, LLC~~
~~as a Domestic Borrower~~
~~By:~~
~~Name:~~
~~Title:~~

~~BABIESRUS.COM, LLC~~
~~as a Domestic Borrower~~
~~By:~~
~~Name:~~
~~Title:~~

GEOFFREY HOLDINGS, LLC, as a Facility Guarantor,
~~By:~~	TOYS “R” US-DELAWARE, INC., its sole member
Name:
Title~~”:~~

TOYS ACQUISITION, LLC ~~TOYSRUS.COM, INC.~~
as a Facility Guarantor
By: ~~By:~~
Name:
Title:

~~TRU INVESTMENTS, INC.~~ TRU-SVC, LLC
as a Facility Guarantor
By: ~~By:~~
Name:
Title:

~~TRU-SVC, LLC~~ TRU OF PUERTO RICO, INC.
as a Facility Guarantor
By: ~~By:~~
Name:
Title:

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.
as a Facility Guarantor
By:
Name:
Title:

ANNEX 4
[SEE ATTACHED]

Annex 4

GUARANTEE
GUARANTEE AGREEMENT (this “Agreement”) dated as of July 19, 2006, among the Borrower (as defined), the guarantors party hereto (each an “Initial Guarantor” and collectively, the “Initial Guarantors”), each Person (as defined in the Credit Agreement (as defined)) which may become a Guarantor hereunder pursuant to a duly executed joinder agreement in the form attached as Exhibit A hereto (each a “New Guarantor” and collectively with the Initial Guarantors, the “Guarantors”) and Banc of America Bridge LLC, as administrative agent (together with its permitted successors and assigns in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).
Reference is made to that certain Amended and Restated Credit Agreement, dated as of ~~July 19~~August 24, ~~2006~~2010 (as amended, amended and restated, extended, supplemented, waived or otherwise modified in writing from time to time, the “Credit Agreement,” the terms defined therein being used herein as therein defined), among Toys “R” Us-Delaware, Inc., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (the “Lenders”), Banc of America Bridge LLC, as administrative agent for the Lenders (together with its permitted successors and assigns in such capacity, the “Administrative Agent”), Citicorp North America, Inc. ("CNAI") as collateral agent for the Lenders (together with its permitted successors and assigns in such capacity, the “Collateral Agent”), Deutsche Bank Securities Inc. (“DBSI”), as Syndication Agent, Credit Suisse as Documentation Agent, Banc of America Securities LLC ("BAS") and DBSI, as Joint Lead Arrangers, and BAS, DBSI and Citigroup Global Markets Inc. ("CGMI"), as Joint Bookrunning Managers.
The Lenders have agreed to make Loans to the Borrower pursuant to and upon the terms and subject to the conditions specified in, the Credit Agreement. Each Guarantor is a Subsidiary of the Borrower and acknowledges that it has derived and will derive substantial benefit from the making of the Loans by the Lenders to the Borrower. As consideration therefor and in order to induce the Lenders to make Loans, each Guarantor is willing to execute this Agreement.
Accordingly, the parties hereto agree as follows:
SECTION 1.    Definitions.
“Qualified ECP Guarantor” shall mean, at any time, each Guarantor with total assets exceeding $10,000,000 or that otherwise qualifies at such time in respect of any Swap Obligation as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” with respect to such Swap Obligation at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Specified Guarantor” means any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 24).
SECTION ~~1~~2.    Guarantee. Each Guarantor unconditionally guarantees, jointly with any other Guarantors of the Secured Obligations under the Credit Agreement and the other Loan Documents and severally, as a primary obligor and not merely as a surety, the due and punctual payment of the Secured Obligations. To the fullest extent permitted by applicable law and except as otherwise provided in the Loan Documents, each Guarantor waives notice of, or any requirement for further assent to, any agreements or arrangements whatsoever by the Secured Parties with any other person pertaining to the Secured Obligations, including agreements and arrangements for payment, extension, renewal, subordination, composition, arrangement, discharge or release of the whole or any part of the Secured

Obligations, or for the discharge or surrender of any or all security, or for the compromise, whether by way of acceptance of part payment or otherwise, and, to the fullest extent permitted by applicable law, the same shall in no way impair each Guarantor’s liability hereunder.. ~~As used herein, “Secured Obligations” means (x) (a) obligations of the Borrower and the other Loan Parties from time to time arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise, of the Borrower and the other Loan Parties under the Credit Agreement and the other Loan Documents and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower and the other Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents and (y) the due and punctual payment and performance of all obligations of the Borrower and the other Loan Parties under each Hedge Agreement permitted pursuant to Section 7.03(e) of the Credit Agreement entered into with any counter party that is a Secured Party.~~
SECTION ~~2~~3.    Obligations Not Waived. To the fullest extent permitted by applicable law and except as otherwise provided for herein or in the other Loan Documents, each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other person of any of the Secured Obligations, and also to the extent permitted by law and except as otherwise provided for herein or in the other Loan Documents waives notice of acceptance of its guarantee, notice of protest for nonpayment and all other formalities. To the fullest extent permitted by applicable law and except as otherwise provided for herein or in the other Loan Documents, the Guarantee of each Guarantor hereunder shall not be affected by (a) the failure of any Loan Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise; (b) any extension, renewal or increase of or in any of the Secured Obligations; (c) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Agreement, the Credit Agreement, any other Loan Document, any guarantee or any other agreement or instrument, including with respect to any Guarantor under the Loan Documents; (d) the release of (or the failure to perfect a security interest in) any of the security held by or on behalf of the Administrative Agent or any other Secured Party; or (e) the failure or delay of any Secured Party to exercise any right or remedy against the Borrower or any Guarantor of the Secured Obligations.
SECTION ~~3~~4.    Security. Each Guarantor authorizes the Administrative Agent to (a) take and hold security (to the extent such Guarantor has executed a Security Agreement in favor of the Administrative Agent) for the payment of this Guarantee and the Secured Obligations and exchange, enforce, waive and release any such security pursuant to the terms of any other Loan Documents; (b) apply such security and direct the order or manner of sale thereof as it in its sole discretion may determine subject to the terms of any other Loan Documents; and (c) release or substitute any one or more endorsees, other Guarantors or other obligors pursuant to the terms of any other Loan Documents. In no event shall this Section ~~3~~4 require any Guarantor to grant security, except as required by the terms of the Loan Documents.
SECTION ~~4~~5.    Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and, to the fullest extent permitted by applicable law, waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any of the security held for payment of the Secured Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower or any other person.

SECTION ~~5~~6.    No Discharge or Diminishment of Guarantee. To the fullest extent permitted by applicable law and except as otherwise expressly provided in this Agreement, the Secured Obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Secured Obligations (other than contingent indemnity obligations with respect to then unasserted claims)), including any claim of waiver, release, surrender, alteration or compromise of any of the Secured Obligations, and shall not be subject to any defense (other than a defense of payment) or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Secured Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall, to the fullest extent permitted by applicable law, not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document, any guarantee or any other agreement or instrument, by any amendment, waiver or modification of any provision of the Credit Agreement or any other Loan Document or other agreement or instrument, by any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations, or by any other act, omission or delay to do any other act that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Secured Obligations (other than contingent indemnity obligations with respect to then unasserted claims)) or which would impair or eliminate any right of any Guarantor to subrogation.
SECTION ~~6~~7.    Defenses Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of the unenforceability of the Secured Obligations or any part thereof from any cause or the cessation from any cause of the liability (other than the payment in full in cash of the Secured Obligations) of the Borrower or any other person. Subject to the terms of the other Loan Documents, the Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Secured Obligations, make any other accommodation with the Borrower or any other Guarantor or exercise any other right or remedy available to them against the Borrower or any other Guarantor, without affecting or impairing in any way the liability of each Guarantor hereunder except to the extent the Secured Obligations have been paid in cash. Pursuant to and to the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of each Guarantor against the Borrower or any other Guarantor or any security.
SECTION ~~7~~8.    Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against each Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Secured Party as designated thereby in cash an amount equal to the unpaid principal amount of such Secured Obligations then due, together with accrued and unpaid interest and fees on such Secured Obligations. Upon payment by each Guarantor of any sums to the Administrative Agent or any Secured Party as provided above, all rights of each Guarantor against the Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Secured Obligations (other than contingent indemnity obligations with respect to then unasserted claims). In addition, any indebtedness of the Borrower or any Subsidiary now or hereafter held by each Guarantor that is required by the Credit Agreement to be subordinated to the Secured Obligations is hereby subordinated in right of payment to the prior payment in full of the Secured Obligations. If any amount shall be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness at any time when any Secured Obligation then due and owing has not been paid, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent (or to the First Lien Administrative Agent, to the extent provided in the Intercreditor Agreement) to be credited against the payment of the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents (including the Intercreditor Agreement).
SECTION ~~8~~9.    General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state, Federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Agreement would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under this Agreement, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by any Guarantor, any creditor or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.
SECTION ~~9~~10.    Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, all other circumstances bearing upon the risk of nonpayment of the Secured Obligations and the nature, scope and extent of the risks that each Guarantor assumes and incurs hereunder and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.
SECTION ~~10~~11. Covenant; Representations and Warranties. Each Guarantor agrees and covenants to, and to cause its Subsidiary to, take, or refrain from taking, each action that is necessary to be taken or not taken, so that no breach of the agreements and covenants contained in the Credit Agreement pertaining to actions to be taken, or not taken, by such Guarantor or its Subsidiary will result. Each Guarantor represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof; provided that each reference in any such representation and warranty to the knowledge of Holdings or the Borrower shall, for the purposes of this Section ~~10~~11, be deemed to be a reference to Guarantor’s knowledge.
SECTION ~~11~~12. Termination. Except as otherwise set forth in the Credit Agreement, the Guarantees made hereunder shall terminate without further action on the part of any Person on the earliest of (i) the payment in full of the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on all Loans; and (ii) all other Secured Obligations then due and owing, have in each case been paid in full and the Lenders have no further commitment in respect of the Loans under the Credit Agreement; provided that any such Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, on any Secured Obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of the Borrower, the Guarantors or otherwise.
SECTION ~~12~~13. Counterparts; Effectiveness; Assignment. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of each Guarantor that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and permitted assigns (except that neither the Borrower nor the Guarantors shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void) without the prior written consent of the Required Lenders). The Administrative Agent is hereby expressly authorized to, and agrees upon request of the Borrower it will, release any Guarantor from its obligations hereunder (including its Guarantee) in the event that all the Equity Interests of such Guarantor shall be sold, transferred or otherwise disposed of to a person other than Holdings or any of its Subsidiaries in a transaction permitted by the Credit Agreement. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.
SECTION ~~13~~14.    Waivers; Cumulative Remedies; Amendment. (a) No failure of the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and are not exclusive of any rights, remedies, powers and privileges provided at law. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.
(b)    Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrower, the Guarantors and the Administrative Agent (with the consent of the Lenders if required under the Credit Agreement).
SECTION ~~14~~15.    GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION ~~15~~16.    Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement.
SECTION ~~16~~17.    Survival of Representations and Warranties; Severability. (a) All covenants, representations and warranties made hereunder or in the Credit Agreement or other documents delivered pursuant hereto or thereto or in connection herewith of therewith shall survive the execution and delivery hereof and thereof until terminated in accordance with the terms hereof. Such representations and warranties have been or will be relied upon by the Secured Parties, regardless of any investigation made by the Secured Parties or on their behalf and shall continue in full force and effect until terminated in accordance with the terms hereof.
(b)    If any provision of this Agreement or the Credit Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions contained herein and therein shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION ~~17~~18.    Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 12. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.
SECTION ~~18~~19.    Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.
SECTION ~~19~~20.    Jurisdiction; Consent to Service of Process. (a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of The State of New York sitting in New York County and of the United States District Court of the Southern District of such state, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.
(b)    Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(c)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable law.
SECTION ~~20~~21.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND EXCEPT AS OTHERWISE PROVIDED HEREIN AND AS REQUIRED BY LAW WAIVES DUE DILIGENCE, DEMAND, PRESENTMENT AND PROTEST AND ANY NOTICES THEREOF AS WELL AS NOTICE OF NONPAYMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION ~~21~~22.    Right of Setoff. The Secured Parties and their respective Affiliates shall have the right of setoff against each Guarantor to the same extent as such Persons have against the Borrower under the Credit Agreement.
SECTION ~~22~~23.    Beneficial Effect. Each Secured Party, along with its respective beneficiaries, if any, agrees to be bound by the terms of this agreement in order to receive the rights and benefits provided for in this Agreement.
SECTION 24.    Keepwell. Each Guarantor that is a Qualified ECP Guarantor at the time this Agreement or the grant of the security interest under the Loan Documents, in each case, by any Specified Guarantor, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Guarantor with respect to such Swap Obligation as may be needed by such Specified Guarantor from time to time to honor all of its obligations under this Agreement and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 24 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the Secured Obligations have been indefeasibly paid and performed in full. Each Qualified ECP Guarantor intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Guarantor for all purposes of the Commodity Exchange Act.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

TOYS “R” US-DELAWARE, INC.,
as the Borrower

By:
Name:
Title:

GEOFFREY, INC., as a Guarantor

By:
Name:
Title:

GEOFFREY HOLDINGS, LLC, as a Guarantor
By: Toys “R” Us-Delaware, Inc.
Its: Managing Member

By:
Name:
Title:

TRU-SVC, LLC, as a Guarantor
By: Toys “R” Us-Delaware, Inc.
Its: Managing Member

By:
Name:
Title:

BABIESRUS.COM, as a Guarantor
By:
Name:
Title:

7

TOYSRUS.COM, LLC, as a Guarantor
By:
Name:
Title:

8

BANC OF AMERICA BRIDGE LLC, as Administrative Agent
By:
Name:
Title:

9

ANNEX 5
[SEE ATTACHED]

Annex 5

EXHIBIT K
to Credit Agreement

FORM OF PREPAYMENT OPTION NOTICE

[Relevant Lender] [address]
Re: Toys “R” Us-Delaware, Inc.
[Date]
Ladies and Gentlemen:
Reference is made to the Amended and Restated Credit Agreement, dated as of August 24, 2010 (as amended, amended and restated, extended, supplemented, waived or otherwise modified in writing from time to time, the "Credit Agreement," the terms defined therein being used herein as therein defined), among Toys "R" Us-Delaware, Inc., a Delaware corporation (the "Borrower"), each lender from time to time party thereto (the "Lenders"), Bank of America, N.A., as administrative agent for the Lenders (together with its permitted successors
and assigns in such capacity, the "Administrative Agent"), [    ], as collateral agent for the
Lenders, Goldman Sachs Lending Partners LLC ("GS") and J.P. Morgan Securities Inc. ("JPM"), as Syndication Agents, Credit Suisse ("CS") and Wells Fargo Securities, LLC ("Wells"), as Documentation Agents, Banc of America Securities LLC ("BAS"), JPM and GS, as Joint Lead Arrangers, and BAS, JPM, Wells, GS, CS, Citigroup Global Markets, Inc. ("CGMI") and Deutsche Bank Securities Inc. ("DBSI"), as Joint Bookrunning Managers.
The Administrative Agent hereby gives you notice pursuant to Section 2.03(i) of the Credit Agreement as follows:
The Borrower has made an offer to prepay the Loans pursuant to Section
2.03[(b)][(c)][(d)][(e)] of the Credit Agreement on [    ]1 (the "Mandatory Prepayment
Date").
The aggregate Prepayment Amount is $[    ~~]~~; ~~the amount applicable to you is $[~~
~~]~~ you will be paid a Pro Rata Share of the aggregate Prepayment Amount (your "Mandatory Prepayment Amount").
By acknowledging and accepting this Prepayment Option Notice as provided for herein, on the Mandatory Prepayment Date, the Borrower shall pay to you your Mandatory
1 The Mandatory Prepayment Date shall be a date which date is 5 Business Days after the date of this Prepayment Option Notice.

Prepayment Amount (it being understood that a failure to respond to a Prepayment Option Notice shall be deemed an acceptance of your Mandatory Prepayment Amount referenced herein).
[Signature Page Follows]

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Acknowledged and Accepted:

[Lender]

By:
Name:
Title:

ANNEX 6
[SEE ATTACHED]

Annex 6

Toys "R" Us - Delaware, Inc.
Specified Real Property

Loc #	Type	Location Name	Street	City	State	Zip	Type	Square Footage
5672	Store	Brea, CA	2575 E. Imperial Highway	Brea	CA	92621	Ground Lease	38,406
5857	Store	Brentwood, CA	Lone Tree Plaza	Brentwood	CA	94513	Ground Lease	30,243
5858	Store	Salinas, CA	Boronda Crossing	Salinas	CA	93907	Ground Lease	31,114
6379	Store	Cherry Hill, NJ	Hillview Retail Center	Cherry Hill	NJ	08002	Ground Lease	37,397
6426	Store	Winston-Salem, NC	Hanes Mall Boulevard	Winston-Salem	NC	27103	Ground Lease	30,708
6429	Store	Manchester, CT	169 Hale Road	Manchester	CT	06040	Ground Lease	30,667
6431	Store	Union City, CA	31250 Court House Drive	Union City	CA	94587	Ground Lease	38,487
6447	Store	Folsom, CA	2785 E. Bidwell Street	Folsom	CA	95630	Ground Lease	30,714
6448	Store	Hickory, NC	1856 Catawba Boulevard	Hickory	NC	28602	Ground Lease	25,226
6465	Store	Scottsdale, AZ	7000 East Mayo Boulevard	Phoenix	AZ	85050	Ground Lease	37,997
6492	Store	Nashua, NH	10 Coliseum Avenue	Nashua	NH	03063	Ground Lease	37,092
6502	Store	Springfield, IL	White Oaks Plaza	Springfield	IL	62704	Ground Lease	23,379
6510	Store	North Miami, FL	2745 N.E. 193rd Street	North Miami	FL	33180	Ground Lease	22,422
6512	Store	Murrieta, CA	Village Walk Center	Murrieta	CA	92563	Ground Lease	30,622
6518	Store	Danbury, CT	19 Backus Avenue	Danbury	CT	06810	Ground Lease	20,674
6533	Store	West Windsor, NJ	500 Nassau Boulevard	West Windsor	NJ	08550	Ground Lease	37,259
6536	Store	Ft. Meyers, FL	10002 Gulf Center Drive	Ft. Myers	FL	33913	Ground Lease	30,526
6557	Store	Mira Mesa, CA	Mira Mesa Shopping Center	Mira Mesa	CA	92126	Ground Lease	48,200
6561	Store	Mesa, AZ	Superstition Gateway West Shopping Center	Mesa	AZ	85205	Ground Lease	30,567
6562	Store	Duram, NC	Renaissance Center @ Southpoint	Durham	NC	27713	Ground Lease	30,567
6570	Store	S. Richmond, VA	Village At Swift Creek	Midlothian	VA	23112	Ground Lease	31,448
6577	Store	Port St. Lucie, FL	The Landing at Tradition	Port St. Lucie	FL	34953	Ground Lease	30,633

7707	Store	Jackson, MS	260 Ridge Way	Flowood	MS	39232	Ground Lease	24,723
8855	Store	Martinez, GA	Mullins Crossing Shopping Center	Evans	GA	30809	Ground Lease	30,523
8881	Store	Charlotte (Sardis), NC	8062 Concord Mills Boulevard	Concord	NC	28026	Ground Lease	31,084
8885	Store	Woodridge (Potomac Mills), VA	East Horner Road & Prince William Parkway	Woodbridge	VA	22192	Ground Lease	29,695
9281	Store	Henrietta, NY	Marketplace Center	Henrietta	NY	14624	Ground Lease	29,476
9285	Store	Niles, IL	5660 Touhy Avenue	Niles	IL	60714	Ground Lease	37,336
9293	Store	Vernon Hills, IL	295 Center Drive	Vernon Hills	IL	60061	Ground Lease	37,397
9577	Store	Oklahoma City, OK	1731 Bell Isle Avenue	Oklahoma City	OK	73118	Ground Lease	37,327
9583	Store	Kansas City, MO	8640 North Madison Avenue	Kansas City	MO	64155	Ground Lease	30,688
5654	Store	Montebello, CA	Montebello Town Center	Montebello	CA	91706	Ground Lease	45,170
6338	Store	Long Is City, NY	3540 48th Street	Long Island City	NY	11101	Ground Lease	39,933
5693	Store	Ontario, CA	I-10 & Milken Avenue	Ontario	CA	91764	Ground Lease	37,363
6534	Store	Chula Vista, CA	1860 Main Court	Chula Vista	CA	91911	Ground Lease	37,700
9580	Store	Roseville, CA	Creekside Town Center	Roseville	CA	95678	Ground Lease	37,322
5645	Store	Paradise Valley, AZ	12799 North Tatum Boulevard	Phoenix	AZ	85253	Ground Lease	45,367
6304	Store	Totowa, NJ	445 U.S. Highway #46	Totowa	NJ	07511	Ground Lease	50,475
7016	Store	Metairie, LA	3609 Veterans Memorial Highway	Metairie	LA	70002	Ground Lease	45,315
7804	Store	Oklahoma City, OK	Crossroads Mall	Oklahoma City	OK	73149	Ground Lease	44,164
8373	Store	S.Greenboro, NC	3728 High Point Road	Greensboro	NC	27407	Ground Lease	45,177
8376	Store	Winston-Salem, NC	3200 Silas Creek Parkway	Winston-Salem	NC	27103	Owned	45,183
9227	Store	Henrietta, NY	654 Hylan Drive	Henrietta	NY	14623	Ground Lease	46,698
6554	Store	Emeryville, CA	3938 Horton	Emeryville	CA	94608	Owned	44,666
5646	Store	E. Tucson, AZ	5355 Broadway	East Tucson	AZ	85711	Ground Lease	45,218
5667	Store	Glendale CA	2901 Los Feliz Boulevard	Glendale	CA	90039	Ground Lease	44,904
5806	Store	S. Sacramento, CA	8507 Bond Road - Building A	Elk Grove	CA	95624	Ground Lease	49,970
5843	Store	Santa Cruz, CA	Commercial Way & 17th Avenue	Santa Cruz	CA	95060	Ground Lease	46,509

6019	Store	Riverview, IL	Riverview Plaza Shopping Center	Chicago	IL	60618	Ground Lease	39,104
6335	Store	Rockaway, NJ	Rockaway Square Mall	Rockaway	NJ	07866	Ground Lease	33,306
7002	Store	Pasadena, TX	5651 Fairmont	Pasadena	TX	77501	Ground Lease	47,834
7518	Store	Utica, NY	4505 Commercial Drive	New Hartford	NY	13413	Ground Lease	47,044
7803	Store	Frisco, TX	Shafer Plaza	Frisco	TX	75034	Ground Lease	49,259
8330	Store	Vineland, NJ	100 Cumberland Mall	Vineland	NJ	08360	Ground Lease	30,806
8348	Store	Belair, MD	Tollgate Market Place	Bel Air	MD	21014	Ground Lease	31,129
8357	Store	Virginia Beach, VA	Lynnhaven East Shopping Center	Virginai Beach	VA	23452	Ground Lease	44,962
8358	Store	Roanoke, VA	4943 Valley View Boulevard North	Roanoke	VA	21012	Ground Lease	45,491
8818	Store	Columbus, GA	555 Whittlesey Boulevard	Columbus	GA	31909	Ground Lease	49,203
9223	Store	Amherst, NY	3030 Sheridan Drive	Amherst	NY	14226	Ground Lease	46,698
9504	Store	Topeka, KS	Westridge Plaza	Topeka	KS	66614	Ground Lease	45,783
9512	Store	Springfield, MO	1425 E. Battlefield Road	Springfield	MO	65804	Ground Lease	44,970
9537	Store	Sioux Falls, SD	4401 West Empire Place	Sioux Falls	SD	57116	Ground Lease	30,515
9062	Store	Rossmoor, CA	The Shops at Rossmoor	Seal Beach	CA	90740	Ground Lease	47,027
5633	Store	Escondido, CA	1240 Auto Parkway South	Escondido	CA	92025	Ground Lease	45,764
5639	Store	Pearl Ridge, HI	Pearl Ridge Shopping Center	Aiea	HI	96701	Ground Lease	37,051
5652	Store	Scottsdale, AZ	9139 E. Indian Bend Road	Scottsdale	AZ	85251	Ground Lease	45,460
5653	Store	National City, CA	1100 E. 30th Street	National City	CA	92050	Ground Lease	45,460
5682	Store	Chandler,AZ	I-10 & Ray Road	Chandler	AZ	85006	Ground Lease	31,982
5683	Store	Ontario,CA	4460 Ontario Mills Parkway	Ontario	CA	91764	Ground Lease	47,806
5802	Store	Fresno, CA	3520 W. Shaw Avenue	Fresno	CA	93726	Ground Lease	45,041
5810	Store	Stockton, CA	718 West Hammer Lane	Stockton	CA	95210	Ground Lease	49,966
6310	Store	Valley Stream, NY	300 Sunrise Highway	Valley Stream	NY	11580	Owned	46,448
6003	Store	Springfield, IL	2701 Veteran's Parkway	Springfield	IL	62704	Ground Lease	45,177
6005	Store	Melrose Park, IL	9200 West North Avenue	Melrose	IL	60160	Owned	39,513
6012	Store	Woodridge, IL	1500 75Tth Street	Downers Grove	IL	60516	Owned	41,916
6026	Store	Highland Park, IL	1610 Deerfield Road	Highland Park	IL	60035	Owned	47,923

6033	Store	Madison, WI	7309 West Town Way	Madison	WI	53719	Ground Lease	49,262
6306	Store	Paramus Rt.4, NJ	250 Route #4 East	Paramus	NJ	07652	Ground Lease	38,399
6308	Store	Brooklyn, NY	2875 Flatbush Avenue	Brooklyn	NY	11234	Owned	45,980
6332	Store	Danbury, CT	Danbury Square	Danbury	CT	06810	Ground Lease	45,208
7043	Store	Lake Charles, LA	3405 Gerstner Memorial Drive	Lake Charles	LA	70607	Owned	22,514
7044	Store	Slidell, LA	137 Northshore Boulevard	Slidell	LA	70459	Ground Lease	30,766
7046	Store	Sugarland, TX	16618 SW Freeway	Sugar Land	TX	77478	Ground Lease	31,940
7532	Store	Buckland Hills, CT	Plaza at Buckland Hills	Manchester	CT	06040	Ground Lease	44,850
7834	Store	Norman, OK	I-35 & Main Street	Norman	OK	73072	Ground Lease	29,807
8314	Store	Christiana, DE	10 Geoffrey Drive	Newark	DE	19702	Owned	46,844
8331	Store	Colonial Heights, VA	1869 South Park Boulevard	Colonial Heights	VA	23834	Ground Lease	43,669
8381	Store	Durham, NC	Westgate Shopping Center	Durham	NC	27707	Ground Lease	46,698
8706	Store	Plantation, FL	8109 Broward Boulevard	Plantation	FL	33324	Owned	39,973
8710	Store	Ft. Meyers, FL	4983 S. Cleveland Avenue	Fort Myers	FL	33901	Ground Lease	49,262
8715	Store	Kendall, FL	North Kendall Drive -S.W. 117th Avenue	Kendall	FL	33256	Ground Lease	45,187
8732	Store	Orange Park, FL	1972 Wells Road	Orange Park	FL	32073	Ground Lease	42,004
8825	Store	Charlotte II, NC	8050 Concord Mills Boulevard	Concord	NC	28027	Ground Lease	49,262
8827	Store	Mobile, AL	Bel Aire Boulevard	Mobile	AL	36606	Owned	49,271
8918	Store	Evansville, IN	318 N. Green River Road	Evansville	IN	47715	Ground Lease	45,183
9517	Store	Des Moines, IA	1211 East Army Post Road	Des Moines	IA	63074	Ground Lease	45,460
9520	Store	Kansas City, MO	8330 North Broadway	Kansas City	MO	64118	Ground Lease	41,968
9526	Store	Tulsa II, OK	14303 21st Street South	Tulsa	OK	74106	Ground Lease	45,460
9536	Store	Rapid City, SD	405 E. Disk Drive	Rapid City	SD	57701	Ground Lease	30,808
9501	DC	Lee's Summit, MO	420 S.E. Thompson Road	Lee Summit	MO	64082	Owned	691,000
7701	DC	Midlothian, TX	3800 Railport Parkway	Midlothian	TX	76065	Owned	835,000
6301	DC	Mt. Olive, NJ	703 Bartley Chester Road	Flanders	NJ	07836	Owned	1,364,215
5601	DC	Rialto, CA	1110 W. Merrill Avenue	Rialto	CA	92376	Owned	1,107,000
								7,903,359

ANNEX 7
[SEE ATTACHED]

Annex 7

TERM B-4 JOINDER AGREEMENT
TERM B-4 JOINDER AGREEMENT (this “Joinder Agreement”), dated as of October 24, 2014, by and among TOYS “R” US-DELAWARE, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”) under the Credit Agreement (as defined below) and each of the other Loan Parties that is a party hereto.
RECITALS:
WHEREAS, reference is hereby made to the Amendzazed and Restated Credit Agreement, dated as of August 24, 2010 (as amended by that certain Amendment No. 1 dated as of September 20, 2010, as further amended by that certain Incremental Joinder Agreement dated as of May 25, 2011, as further amended by that certain Incremental Joinder Agreement No. 2 dated as of April 10, 2012, as further amended by that certain Amendment No. 2 dated as of April 10, 2012, as further amended by that certain Amendment No. 3 dated as of the date hereof (“Amendment No. 3”), and as may be further amended, supplemented or otherwise modified from time to time pursuant to the terms thereof, the “Credit Agreement”), among the Borrower, the Administrative Agent and each Lender from time to time party thereto (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);
WHEREAS, the Borrower has notified the Administrative Agent that it is requesting the establishment of Term B-4 Loans pursuant to Amendment No. 3, in an aggregate principal amount of $1,025,726,000;
WHEREAS, pursuant to Amendment No. 3 and the Credit Agreement, the Term B-4 Lenders (including the Fronting Term B-4 Lender (as defined in Amendment No. 3)) (and any assignees thereof) will provide, subject to the satisfaction of certain conditions precedent set forth in Amendment No. 3, Term B-4 Loans to the Borrower either through: (i) funding the Term B-4 Commitment (as defined in Amendment No. 3), (ii) an extension of Term B-2 Loans and/or Term B-3 Loans into Term B-4 Loans and/or (iii) a conversion of Initial Loans into Term B-4 Loans, in each case pursuant to the terms set forth in Amendment No. 3; and
WHEREAS, this Joinder Agreement sets forth certain terms of the Term B-4 Loans;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
In addition to the terms set forth in the Credit Agreement, the Term B-4 Loans shall have the following terms:

1.	Applicable Rate. The Applicable Rate with respect to the Term B-4 Loans shall mean a percentage per annum equal to (i) for Eurodollar Rate Loans, 8.75% and (ii) for Base Rate Loans, 7.75%.

2.	Eurodollar Rate. With respect to the Term B-4 Loans only, the Eurodollar Rate shall be deemed to be the greater of (i) the Eurodollar Rate as defined in the Credit Agreement and (ii) 1.00% per annum.

3.	Base Rate. With respect to the Term B-4 Loans only, the Base Rate shall be deemed to be the greater of (i) the Base Rate as defined in the Credit Agreement and (ii) 2.00% per annum.

4.
Remedy Event Interest. Upon the occurrence of any Remedy Event (as defined in the IntermediateCo Unsecured Guarantee), the Term B-4 Loans will be subject to additional interest equal to 2.00% per annum, which will accrue from the date of such Remedy Event until the date such Remedy Event is cured or waived (the “IntermediateCo Additional Interest”). Such IntermediateCo Additional Interest shall be due and payable on each Interest Payment Date by the Borrower to the Administrative Agent (which will be distributed to the Term B-4 Lenders) if such InteremediateCo Additional Interest has accrued during the applicable Interest Period.

5.
Amortization and Maturity Date. The Borrower shall repay to the Administrative Agent in dollars for the ratable account of the Term B-4 Lenders on February 28, May 31, August 31 and November 30 of each year, commencing on February 28, 2015, an aggregate amount equal to 0.25% of the aggregate principal amount of the Term B-4 Loans outstanding on the Term B-4 Closing Date (which payments in each case shall be reduced as a result of the application of prepayments in accordance with the Credit Agreement). To the extent not previously paid, all Term B-4 Loans shall be due and payable on the Term B-4 Maturity Date (which is five and one-half years after the Term B-4 Closing Date) together with accrued and unpaid interest on the principal amount, to but excluding the date of payment.

6.
Fees. The Borrower agrees to pay on the Term B-4 Closing Date to (A) the Fronting Term B-4 Lender, as fee compensation for the funding of Term B-4 Loans (other than, for the avoidance of doubt, (i) any Initial Loans that are cashlessly rolled into Term B-4 Loans and (ii) any Term B-2 Loans and Term B-3 Loans that are extended into Term B-4 Loans), a non-refundable funding fee in an amount equal to 3.00% of the stated principal amount of such funded Term B-4 Loans (other than, for the avoidance of doubt, (i) any Initial Loans that are cashlessly rolled into Term B-4 Loans and (ii) any Term B-2 Loans and Term B-3 Loans that are extended into Term B-4 Loans), which fee may be paid with the proceeds of the funded Term B-4 Loans and (B) each Initial Loan Lender that has converted its Initial Loans (via a cashless roll) into Term B-4 Loans, as fee compensation for the conversion of its Initial Loans (via a cashless roll) into Term B-4 Loans, a non-refundable conversion fee in an amount equal to 3.00% of the stated principal amount of such Initial Term Loan Lender’s Term B-4 Loans that are converted into Term B-4 Loans via a cashless roll and are outstanding on the Term B-4 Closing Date, which fee may be paid with the proceeds of the funded Term B-4 Loans. For the avoidance of doubt, no fees shall be payable hereunder in connection with the exchange (whether or not in cash) of Term B-2 Loans and/or Term B-3 Loans into Term B-4 Loans.

7.
Credit Agreement Governs. Except as set forth in this Joinder Agreement, the Term B-4 Loans shall be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Term Lenders, of the Credit Agreement and the other Loan Documents (including Amendment No. 3) and each reference to a “Loan”, “Loans” or “Term B-4 Loans” in the Credit Agreement shall be deemed to include the Term B-4 Loans and other related terms will have correlative meanings mutatis mutandis.

8.
Acknowledgments. Each Loan Party hereby expressly acknowledges the terms of this Joinder Agreement and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document (including Amendment No. 3) to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Joinder Agreement and the transactions contemplated hereby and (ii) its guarantee of the Secured Obligations (including, without limitation, the Term B-4 Loans) under the Security Documents and its grant of Liens on the Collateral to secure the Secured Obligations (including, without limitation, the Obligations with respect to the Term B-4 Loans) pursuant to the Security Documents.

9.	Amendment, Modification and Waiver. This Joinder Agreement may not be amended, modified or waived except in accordance with Section 10.01 of the Credit Agreement.

10.
Liens Unimpaired. After giving effect to this Joinder Agreement, neither the modification of the Credit Agreement effected pursuant to this Joinder Agreement nor the execution, delivery, performance or effectiveness of this Joinder Agreement:

(a)
impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document (including Amendment No. 3), and such Liens continue unimpaired with the same priority to secure repayment of all Secured Obligations, whether heretofore or hereafter incurred; or

(b)	requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

11.
Entire Agreement. This Joinder Agreement, the Credit Agreement and the other Loan Documents (including Amendment No. 3) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Joinder Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document (including Amendment No. 3) to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Joinder Agreement is a Loan Document.

12.
GOVERNING LAW. THIS JOINDER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS JOINDER AGREEMENT AND SHALL APPLY HERETO.

13.
Severability. If any provision of this Joinder Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Joinder Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14.
Counterparts. This Joinder Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic means of an executed counterpart of a signature page to this Joinder Agreement shall be effective as delivery of an original executed counterpart of this Joinder Agreement.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

[Term B-4 Joinder Agreement]

TOYS “R” US-DELAWARE, INC.

By:
Name:
Title:

GEOFFREY HOLDINGS, LLC

By:	TOYS “R” US-DELAWARE, INC., its sole member

By:
Name:
Title:

TOYS ACQUISITION, LLC

By:
Name:
Title:

GEOFFREY, LLC

By:
Name:
Title:

GEOFFREY INTERNATIONAL, LLC

By:	GEOFFREY, LLC, its sole member

By:
Name:
Title:

[Term B-4 Joinder Agreement]

TRU-SVC, LLC

By:	TOYS “R” US-DELAWARE, INC., its sole member

By:
Name:
Title:

TRU OF PUERTO RICO, INC.

By:
Name:
Title:

[Term B-4 Joinder Agreement]